UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Penn Series
Funds, Inc.
■   2021 Annual Report
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your financial professional regularly to make sure that your asset allocation remains on target.
Despite moderating growth during the second half of 2021, the economic recovery in the U.S. has proven to be resilient to ongoing challenges from the COVID-19 pandemic. Household spending is likely to grow at the fastest pace since World War II. The U.S. consumer has been supported by record-high household wealth, ongoing fiscal assistance programs and tight labor markets helping to fuel wage gains.
Stocks continued to climb higher this year despite a growing wall of worry: inflation running at the hottest level in nearly four decades, new COVID-19 variants threatening the economic recovery and central bank policy likely to turn less accommodative. Investors have instead remained more focused on the strong corporate earnings picture and the lack of attractive alternatives across the fixed-income markets. Earnings and revenues have consistently exceeded estimates across all sectors. Full-year S&P 500 Index earnings are expected to register a nearly 50% gain over 2020, which was negatively impacted by the COVID-19 pandemic. The year started with investors moving away from growth stocks toward more economically sensitive reopening sectors, including cyclicals, energy and banks. However, the long-anticipated “great rotation” was short-lived. The first-quarter interest rate spike quickly reversed course, helping to bring growth stocks back into favor for the remainder of the year. Even though real gross domestic product (GDP) moderated during the third quarter, nominal GDP registered the strongest increase in decades. Inflation pressures are lasting longer than Federal Reserve (Fed) policymakers expected and have spread across key economic sectors such as food, energy and housing. Supply chain bottlenecks appear to be easing but demand drivers have kept price pressures elevated. In this very volatile environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 26.70 percent for the full twelve-month period ending December 31.
On a relative basis, large-capitalization stocks provided higher returns than mid- and small-capitalization stocks during the year. Large-capitalization stocks, as measured by the Russell 1000 Index, returned 26.45 percent, while mid-capitalization stocks, as measured by the Russell Midcap Index returned 22.58 percent and small-capitalization stocks, as measured by the Russell 2000 Index, returned 14.82 percent. From a style perspective, value stocks outperformed growth stocks for the full year in most market capitalizations, with large-capitalization being the exception. The widest disparity was witnessed in the small-capitalization space. For instance, small-capitalization value stocks, as measured by the Russell 2000 Value Index returned 28.27 percent while small-capitalization growth stocks, as measured by the Russell 2000 Growth Index, returned 2.83 percent.
International markets were mixed during the year and failed to keep pace with the U.S. market performance. China’s regulatory crackdown on a wide range of businesses weighed heavily on emerging markets index performance. In sharp contrast to their U.S. counterparts, large-capitalization technology names in China such as Alibaba and Tencent were especially hard hit by the country’s policy actions. In this environment, emerging markets stocks ended the year with a -2.54 percent return, as measured by the MSCI Emerging Markets Index and developed international stocks returned a more favorable 11.26 percent, as measured by the MSCI EAFE Index.
Fixed-income markets closed the year mixed with investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returning -1.54 percent and high-yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returning 5.28 percent. During the November Federal Open Market Committee (FOMC) meeting, the Fed announced the beginning of the end for its ultra-accommodative monetary policies, starting with a plan to wind down its government bond purchases by $15 billion per month. This plan was quickly revised at the December FOMC meeting following new economic and inflation data coming in stronger than expected. The Fed doubled the pace of tapering to $30 billion every month and is now on a path to end new net asset purchases by the end of the first quarter in 2022. Treasury rates moved higher and the yield curve flattened as the year came to a close in response to the Fed’s abrupt U-turn in monetary policy to rein in high inflation.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.
Sincerely,
Keith G. Huckerby
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned 0.38% for the twelve-month period ending December 31, 2021, compared to the -0.47% return for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, for the same period.
Short-term Treasury yields held steady for the majority of 2021 but moved materially higher during the fourth quarter after Federal Reserve (Fed) Chair Powell acknowledged more aggressive monetary policy tightening would be necessary to rein in higher inflation. The Treasury 2-year note rose more than 60 basis points during 2021 to finish the year at 0.73%.
The Fund’s underweight stance to duration or interest rate risk benefited results during 2021. We expect continued upward pressure on short-term interest rates as the Fed begins to normalize monetary policy. The Fund remains positioned conservatively with regards to duration entering 2022.
Fund results also benefited from outperformance across its holdings of corporate and structured securities as credit spreads moved gradually tighter during the year. We are currently maintaining our overweight to high- quality structured securities, including floating-rate collateralized loan obligations and student loan asset-backed securities, while opportunistically managing risk within the more fully valued corporate sector.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2011 would have grown to $11,716. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Government/Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Government/Credit 1–3 Year Bond Index on December 31, 2011 would have grown to $11,476.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	0.38%	2.39%	1.60%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	(0.47%)	1.85%	1.39%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Corporate Bonds	37.3%
Asset Backed Securities	31.9%
Residential Mortgage Backed Securities	15.1%
Commercial Mortgage Backed Securities	14.0%
U.S. Treasury Obligations	1.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned -0.69% for the twelve-month period ending December 31, 2021, compared to the -1.54% return for its benchmark, the Bloomberg U.S. Aggregate Bond Index for the same time period.
The pace of the U.S. economic recovery from the COVID-19 pandemic accelerated during the first half of 2021 as progress on vaccinations and ongoing government stimulus boosted growth. Consumer spending grew at a very rapid pace with the support of strong household balance sheets and improving labor market conditions. Growth moderated during the second half of the year but remained in positive territory. The outbreak of new COVID-19 variants and intensifying supply chain disruption weighed on economic activity.
Supply chain disruptions also contributed to a broad-based pick-up in inflation throughout 2021. Federal Reserve (Fed) Chair Powell – who for most of the year argued higher inflation would be transitory – did an abrupt U-turn during his December congressional testimony, retiring the word transitory from his inflation forecast. The Fed is now prepared to conclude its bond purchase activity or quantitative easing by March and increase interest rates two to three times by the end of 2022.
Interest rates rose across the entire yield curve for the year with long-term yields initially under pressure. 10-year Treasury note yields peaked around 1.75% as the first quarter came to a close. Shorter-term Treasury yields were relatively stable until the fourth quarter when fixed income investors started to price in more aggressive Fed tightening to rein in inflation. Fund performance benefited from conservative duration or interest rate risk management relative to the benchmark.
Fund returns also benefited from outperformance among its corporate and structured bond holdings as credit spreads moved gradually tighter. Current overweight positioning includes multi-family commercial mortgage-backed securities, high-quality collateralized loan obligations and investment-grade corporate bonds. The Fund’s largest underweight remains agency residential mortgage-backed securities, where valuations remain elevated from Fed purchase activity.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Quality Bond Fund on December 31, 2011 would have grown to $13,543. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Quality Bond Fund	(0.69%)	4.21%	3.08%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Corporate Bonds	44.9%
Commercial Mortgage Backed Securities	17.5%
Asset Backed Securities	17.3%
Residential Mortgage Backed Securities	11.6%
U.S. Treasury Obligations	6.5%
Preferred Stocks	1.1%
Municipal Bonds	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned 5.12% for the twelve-month period ending December 31, 2021, compared to the 5.49% return for its benchmark, the CSFB High Yield Bond Index for the same time period.
2021 was a strong year for risk markets, particularly equities, as COVID-19 vaccine rollouts led to a reopening of the global economy and created a robust tailwind for earnings. Fixed-income total returns were largely in negative territory due to a 70 basis-point increase in 10-year Treasury rates, but the high-yield asset class returned approximately 5.5%. Credit fundamentals improved dramatically as most companies used free cash flow to reduce elevated debt levels and took advantage of wide-open capital markets to refinance near-term maturities. CCC-rated bonds outperformed BB-rated bonds by approximately 400 basis points as much of the distressed energy universe rallied sharply. The benign credit environment is reflected in current and projected default rates, which are at record-low levels, and spread levels were hovering around post-crisis tights at year-end. For 2022, macro risks center around the pace of the Federal Reserve rate-hiking cycle and the trajectory of inflation, as well as the potential for new COVID-19 variants to emerge, while company-specific risks relate to margin performance and debt-financed mergers and acquisitions.
During the year, the Fund added risk in the health care, airline, retail and auto sectors but still maintained its up-in-quality orientation. The Fund’s energy exposure was also increased in response to higher energy prices and a much better fundamental outlook, resulting in a modest overweight position by the end of the period.
Entering 2022, the Fund is market weight the energy sector, which remains the high-yield index’s largest and most volatile subsector. The Fund remains underweight lower-quality risk, based largely on valuation as we maintain a constructive view on earnings growth, default risk and market liquidity. The Fund’s duration and spread duration remain below benchmark levels as higher interest rate levels and market volatility are anticipated going forward.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the High Yield Bond Fund on December 31, 2011 would have grown to $19,312. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2011 would have grown to $18,725.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
High Yield Bond Fund	5.12%	6.54%	6.80%
CSFB High Yield Bond Index	5.49%	5.80%	6.47%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
BB/B Rated	40.1%
BBB/BB Rated & Above	18.4%
BB Rated	15.3%
B/CCC Rated	11.4%
B Rated	6.6%
Not Rated	2.6%
CCC and Below	0.9%
Loan Agreements	3.3%
Equity Securities	1.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned 18.29% for the twelve-month period ending December 31, 2021, compared to the 28.71% return of its benchmark, the S&P 500 Index for the same time period.
The portfolio posted a positive return but lagged its all-equity S&P 500 Index in the 2021 calendar year. The portfolio’s equity holdings posted a strong positive return but underperformed its S&P 500 Index benchmark. The portfolio’s fixed income holdings posted a positive return during the one-year period, strongly outperforming its benchmark, the Bloomberg U.S. Aggregate Index.
Even though the coronavirus pandemic continued, U.S. stocks climbed in 2021, extending the brisk rebound that started in March 2020. Equities advanced as the economy reopened and recovered—facilitated by the rollout of coronavirus vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve’s (Fed) decision to taper its monthly asset purchases starting in November, were among the factors that occasionally weighed on the financial markets.
As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.
Our overall fixed income weight reduced slightly over the year. Our largest exposure remains in bank loans, which we think at current levels offer compelling risk-adjusted return profiles. We also like that bank loans are at the top of the capital structure and are the only fixed income asset class that benefits from rising interest rates, so there could be optionality should rates rise over the next few years off of near-historic lows.
Within equities, the information technology sector detracted the most from relative performance, owing primarily to security selection, driven by Global Payments. Shares underperformed on disappointing revenue hampered by economic restrictions related to the pandemic combined with increased investor concern about disruptive competitors in the merchant acquirer space. The consumer discretionary sector also hindered relative performance due to adverse stock choices, such as Amazon.com. Despite strong results from its cloud and advertising business segments, Amazon.com underperformed on deceleration in its e-commerce business, which faced tough year-over-year comparisons due to the coronavirus. Weak stock selection in industrials and business services also weighed on relative returns, driven by GE. Conversely, health care contributed the most to relative performance, due to stock choices such as Danaher. Shares of the company outperformed on strong revenue growth from its life sciences and diagnostics businesses, as tailwinds from coronavirus-related demand have proven durable. News of its acquisition of Aldevron, a manufacturer of high-quality plasmid DNA, mRNA, and proteins needed for a range of biotechnology and pharmaceutical applications, also contributed to the upside. The communication services sector also aided relative returns due to security picks, such as Alphabet. Shares of the company surged during the year driven by strong performance from its advertising business, owing to higher market expenditure from retail and other businesses.
After back-to-back years of remarkable gains, equity markets face more uncertain prospects in 2022. A protracted period of strong returns has left valuations extended across most market segments, with attractive opportunities harder to come by. We expect earnings growth to slow, particularly as the tailwind from fiscal stimulus fades and monetary policy begins to tighten. The Fed appears set to not only taper asset purchases, but also to end its bond-buying program early and raise rates in the New Year in an effort to curb inflation. Most sectors already face challenging comparables, and, in our view, diminished liquidity and weaker economic activity are likely to contribute to a regression in spending that will weigh on earnings in the intermediate term. We believe risks in the current market are modestly tilted to the downside and have positioned the portfolio accordingly.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Flexibly Managed Fund on December 31, 2011 would have grown to $35,829. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2011 would have grown to $46,257.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Flexibly Managed Fund	18.29%	14.93%	13.61%
S&P 500 Index	28.71%	18.47%	16.55%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Consumer, Non-cyclical	23.2%
Financial	17.0%
Communications	16.8%
Technology	15.0%
Consumer, Cyclical	10.7%
Industrial	9.3%
Utilities	7.7%
Asset Backed Securities	0.3%
Basic Materials	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned 15.77% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the S&P 500 Index’s return of 28.71% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed inline with its broad equity benchmark, the S&P 500 Index, for the twelve-month period. The Fund’s fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index for the same period.
Quality Bond Fund’s yield curve positioning, credit risk positioning and exposure in structured products contributed positively to the performance.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Balanced Fund on December 31, 2011 would have grown to $27,693. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2011 would have grown to $46,257.
A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Balanced Fund	15.77%	12.40%	10.72%
S&P 500 Index	28.71%	18.47%	16.55%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/21
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned 16.44% for the twelve-month period ending December 31, 2021, compared to the 27.60% return for its benchmark, the Russell 1000 Growth Index for the same time period.
The portfolio delivered positive returns for the 12 months ended December 31, 2021, but underperformed its benchmark Russell 1000 Growth Index. Overall, stock selection was responsible for relative underperformance. Information technology was the largest relative underperformer, followed by consumer discretionary and communication services. Consumer staples and health care were the major relative contributors.
Even though the coronavirus pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of coronavirus vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions; the emergence of variants of the coronavirus; and the Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that occasionally weighed on the financial markets.
In information technology, stock choices detracted from relative results. Our underweight position in NVIDIA led to the underperformance. Shares of NVIDIA climbed higher during the year as the company’s data center business showed signs of reacceleration, underpinned by the demand for chips that can support artificial intelligence and deep learning applications. NVIDIA’s state-of-the-art graphics-processing units, combined with its embedded software intellectual property, have created an expanding moat behind which we believe NVIDIA should be able to continue to innovate and grow earnings. Security selection in consumer discretionary also weighed on relative performance, driven by holdings in Amazon.com.
Unfavorable stock choices in communication services hindered relative results. Shares of Snap Inc. sold off during the quarter as results were impacted by a one-two punch: Apple’s iOS platform changes caused a loss of signal for advertisers, and supply chain issues and labor shortages among advertisers weighed on their ability to support the incremental demand from advertising spend.
In contrast, a lack of exposure to consumer staples benefited relative results as the defensive haven fell out of favor during the past 12 months, with risk-seeking behavior prevailing. The sector generally lacks compelling growth opportunities that meet our investment criteria. An underweight to health care further modestly contributed to relative performance as the largely defensive sector lagged the Index overall. Within the sector, adverse stock selection partially offset the positive impact.
After back-to-back years of strong performance across most equity and credit sectors, global markets face more uncertain prospects in 2022. Investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening and new coronavirus variants all pose potential challenges for economic growth and earnings—at a time when valuations appear elevated across many asset categories. Many believe that as governments and central banks withdraw the massive stimulus applied during the pandemic, economic growth inevitably will slow sharply. But slower growth does not necessarily mean low growth. A number of tailwinds should sustain the recovery in 2022, including strong consumer and corporate balance sheets.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Large Growth Stock Fund on December 31, 2011 would have grown to $54,678. For the purpose

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2011 would have grown to $60,825.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Large Growth Stock Fund	16.44%	22.28%	18.52%
Russell 1000 Growth Index	27.60%	25.32%	19.79%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	35.2%
Communications	35.1%
Consumer, Non-cyclical	11.7%
Consumer, Cyclical	11.5%
Financial	3.3%
Industrial	3.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned 25.85% for the twelve-month period ending December 31, 2021, compared to the 27.60% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the U.S. Federal Reserve (Fed) reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A stricter Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility, as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as "meme stocks" popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Stock selection and, to a lesser extent, an underweight position in the information technology sector weakened performance relative to the Russell 1000 Growth Index.
Within this sector, not holding shares of computer graphics processor maker NVIDIA and the portfolio's overweight position in financial technology services provider Fiserv held back relative returns. Additionally, holding shares of global banking and payment technologies provider Fidelity National Information Services further detracted from relative results.
Stock selection in the consumer discretionary sector also hindered relative performance. Within this sector, holding shares of online and mobile commerce company Alibaba Group Holding and sportswear and sports equipment manufacturer Adidas, and not holding shares of electric vehicle manufacturer Tesla, dampened relative results.
Elsewhere, the portfolio's overweight positions in video game maker Electronic Arts and global consumer products company Colgate-Palmolive, and holding shares of multinational technology conglomerate Tencent and medical technology company Becton, Dickinson and Company, detracted from relative results.
Stock selection and, to a lesser extent, an overweight position in the financials sector contributed to relative returns. Within this sector, holding shares of financial services provider Charles Schwab, the portfolio's overweight position in risk management and human capital consulting services provider Aon and the timing of the portfolio's ownership in shares of global alternative asset manager Blackstone Group helped relative performance.
Stock selection in the industrials sector also bolstered relative performance. However, there were no individual securities within this sector that were among the portfolio’s top relative contributors during the reporting period.
Stocks in other sectors that aided relative performance included not holding shares of internet retailer Amazon.com and digital payment technology developer PayPal and the portfolio's overweight positions in IT servicing firm Accenture, technology company Alphabet, outsourced clinical development services provider PRA Health Sciences and life sciences supply company Thermo Fisher Scientific. Additionally, holding shares of clinical research organization ICON further supported relative performance.
Penn Mutual Asset Management, LLC
Investment Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
MFS Investments
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Large Cap Growth Fund on December 31, 2011 would have grown to $44,309. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2011 would have grown to $60,825.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Large Cap Growth Fund	25.85%	22.63%	16.05%
Russell 1000 Growth Index	27.60%	25.32%	19.79%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	30.1%
Consumer, Non-cyclical	26.2%
Communications	11.9%
Financial	11.7%
Consumer, Cyclical	9.4%
Industrial	8.7%
Basic Materials	1.1%
Utilities	0.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned -3.94% for the twelve-month period ending December 31, 2021, compared to the 27.60% return for its benchmark, the Russell 1000 Growth Index for the same time period.
U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government’s pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.
Large-cap growth equities, as measured by the Russell 1000 Growth Index, advanced over the period. All sectors in the Index had positive performance, led by energy. Utilities had the smallest gain and was the largest relative underperformer in the Index.
Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.
The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period largely due to adverse stock selection.
Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to Fund performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the Fund, remained largely robust.
The information technology and communication services sectors were the largest detractors from relative performance, primarily due to mixed stock selection. Consumer discretionary, health care, industrials, financials, materials, energy and consumer staples weighed on relative performance to a lesser extent, where either stock selection, relative sector weightings or both detracted across each position. Zero weight allocations to real estate and utilities also detracted slightly from relative performance.
At the sector level, there were no positive contributors for the period. A sector overweight in communication services and a sector underweight in consumer discretionary were modestly advantageous, but gains were more than offset by the underperformance of our stock selection in each sector. Marginally favorable stock selection in consumer staples was outweighed by the negative impact of a sector underweight there.
As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.
Penn Mutual Asset Management, LLC
Investment Adviser
Morgan Stanley Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Large Core Growth Fund on December 31, 2011 would have grown to $51,755. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2011 would have grown to $60,825.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Large Core Growth Fund	(3.94%)	24.12%	17.87%
Russell 1000 Growth Index	27.60%	25.32%	19.79%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	44.2%
Communications	37.0%
Consumer, Non-cyclical	11.5%
Consumer, Cyclical	3.7%
Industrial	2.6%
Financial	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned 27.88% for the twelve-month period ending December 31, 2021, compared to the 25.16% return for its benchmark, the Russell 1000 Value Index for the same time period.
Global equities recorded double-digit returns and emerging markets lost ground during the 12-month period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the U.S. Federal Reserve (Fed) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.
For the year 2021, the Portfolio rose in absolute terms and outperformed its benchmark, the Russell 1000 Value Index. Stock selection contributed to relative outperformance during the period, while sector selection detracted. Contributions from stock selection within consumer discretionary and industrials outweighed the underperformance from selection within financials and an underweight to energy.
Leading contributors to full-year relative returns included LKQ. The company continues to see revenue acceleration from economic reopening but its cost-management efforts in 2020 have helped to deliver improved profitability as well. CBRE also contributed to relative returns as it continues to see leasing and business services momentum confirmed by the company’s quarterly results. Wells Fargo contributed to relative performance after passing the Federal Reserve’s Comprehensive Capital Analysis and Review tests, allowing for more meaningful capital return and bolstering confidence in the company’s turnaround under new leadership.
Leading detractors from full-year relative returns included Leidos, an engineering and technology services provider for defense, civil and health markets. The company reported earnings that missed expectations throughout the year. FLEETCOR Technologies also detracted from relative returns as the corporate payment business remained weak given persistent pandemic-related headwinds. Comcast detracted from relative performance after reporting weaker broadband subscriber growth than had been expected at a recent analyst day.
The boost from extraordinary monetary and fiscal stimulus is ebbing, but the inflationary pressures sparked by demand spikes and supply shocks have forced the Fed to concede that these pressures are no longer transitory due to base effects. Labor is tight and wages are responding, which, despite the challenges to profit margins and productivity, can help sustain the recovery on Main Street. As always, we believe that inflationary pressures are best managed at the company level. Companies that enjoy pricing power while continuing to invest in their key assets should be better equipped to retain and grow market share as they navigate this volatile transition from early- to mid-cycle. We seek to own attractively valued companies that are good businesses exhibiting signs of improving success. We believe the Fund’s holdings have attractive fundamentals that are consistent with our philosophy—high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Large Cap Value Fund on December 31, 2011 would have grown to $30,644. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2011 would have grown to $33,846.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Large Cap Value Fund	27.88%	11.32%	11.85%
Russell 1000 Value Index	25.16%	11.16%	12.97%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Consumer, Non-cyclical	23.4%
Financial	20.8%
Industrial	17.3%
Consumer, Cyclical	14.3%
Communications	11.5%
Technology	6.1%
Energy	3.1%
Basic Materials	2.5%
Utilities	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned 24.46% for the twelve-month period ending December 31, 2021, compared to the 25.16% return for its benchmark, the Russell 1000 Value Index for the same time period.
In 2021, equity markets delivered robust gains despite the evolution of new and more transmissible strains of the COVID-19 virus and supply chain disruptions driving inflation increases over the period.
On the COVID-19 front, the U.S. benefited from a strong vaccine rollout program during the first half of the year. As investors looked forward to end of pandemic restrictions on work and play, industries that suffered due to the pandemic became the strong performers of 2021, including energy, financials, travel and entertainment. The emergence of the Delta variant, a more contagious stain of the COVID-19 virus, during the second quarter, and then later the Omicron variant during the fourth quarter, tempered investors’ ebullience to some degree as the end of the calendar year neared.
Supply chain disruptions arose during the period, which contributed to elevated inflation levels. Drivers of the disruptions included ramped up demand for goods from pandemic induced lows and surging COVID-19 cases across Asia, resulting in reduced factory and port capacity. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves and rising prices. The U.S. Federal Reserve (Fed) announced in the fourth quarter that it would begin tapering its $120 billion in monthly bond purchases that had bolstered the economy throughout the pandemic. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the announcements that tapering would begin and that three rate hikes were forecast for 2022.
Despite the multitude of challenges investors faced in 2021, most equity markets delivered double-digit gains over the period. The S&P 500 Index returned 28.71%, the Russell 2000 Index posted a 14.82% gain, while in international markets, the MSCI EAFE Index notched a 11.26% return. Emerging markets were one of the few areas of weakness, with the MSCI Emerging Markets Index posting a return of -2.54%.
As has been the trend over the last several years, growth stocks once again outperformed their value counterparts, albeit by a smaller margin than in more recent years. The
Russell 1000 Growth Index outperformed the Russell 1000 Value Index, with the respective indices delivering returns of 27.60% and 25.16% respectively.
The Fund delivered strong absolute performance but underperformed its benchmark, the Russell 1000 Value Index. Sector allocation results modestly detracted from relative performance, while security selection aided results. All 11 of the economic sectors within the Index registered positive returns, with energy, real estate and financials delivering the strongest results.
Stock selection results were additive across seven of the 11 sectors, with the largest selection gains within communication services, industrials and real estate. Additionally, an overweight exposure to the strong-performing energy sector contributed to relative results. The top relative contributor for the period was an overweight position in hydrocarbon exploration company EOG Resources. Within information technology, the Fund’s position in Alphabet aided relative performance. In the real estate sector, overweight exposures to Mid-America Apartment Communities and EastGroup Properties were contributive. Elsewhere, positions in industrials firm Johnson Controls and materials company Steel Dynamic helped relative performance.
Stock selection results were negative across four of the 11 sectors for the period, with the most challenged selection results within information technology and health care. An overweight exposure to the utilities sector also detracted. Within information technology, the Fund’s positions in Fidelity National Information Services and Cognizant Technology Solutions hurt relative performance. In health care, positions in LHC Group, Neurocrine Biosciences and Medtronic detracted. The Fund’s avoidance of strong-performing Pfizer represented a drag on relative performance. Elsewhere, overweight positions in Walt Disney and Verizon Communications hurt relative results.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Large Core Value Fund on December 31, 2011 would have grown to $32,343. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2011 would have grown to $33,846.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Large Core Value Fund	24.46%	12.26%	12.45%
Russell 1000 Value Index	25.16%	11.16%	12.97%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Consumer, Non-cyclical	26.4%
Financial	24.2%
Industrial	12.2%
Communications	10.7%
Technology	6.9%
Energy	6.3%
Utilities	6.0%
Consumer, Cyclical	5.8%
Basic Materials	1.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned 28.29% for the twelve-month period ending December 31, 2021, compared to the 28.71% return for its benchmark, the S&P 500 Index for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which correspond to that of the S&P 500 Index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. As-of flows contributed to the difference between the Fund’s performance and that of the Index.
At the start of 2021, the Democratic Party’s victory in Georgia paved way for further stimulus measures, resulting in the S&P 500 Index gaining 6.17% during the first quarter. In addition, the COVID-19 infection rate continued to trend down and the vaccine rollout accelerated during the period with President Biden raising his vaccination goal from 100 million to 200 million. President Biden also announced a stimulus package worth 9% of U.S. GDP leading to upgrades in consensus forecasts for U.S. growth this year.
In the second quarter of 2021, the S&P 500 Index gained 8.55% as the pandemic was reined in, consumer spending increased, growth stocks rebounded, first-quarter earnings grew strongly and the prospects of fiscal stimulus improved in the context of President Biden concluding a bipartisan deal to boost infrastructure spending by $600 billion.
The S&P 500 Index delivered modest returns of 0.58% in the third quarter of 2021. In the U.S., the economic growth remained strong during the third quarter as the manufacturing and services sector contributed towards the economic progress. The job market improved with approximately 850,000 and 943,000 jobs being added in June and July respectively, which are the largest additions since August 2020.
In the last quarter of the year, President Biden made progress on his infrastructure spending proposals by signing the long-awaited Infrastructure Investment and
Jobs Act, which is a $1.2 trillion bipartisan infrastructure bill. The bill includes $550 billion of additional spending in order to upgrade roads, bridges and railways and deploy electric vehicle charging stations across the country. The S&P 500 index increased 11.03% during the fourth quarter.
The Fund used S&P 500 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Microsoft Corporation, Apple Inc., and NVIDIA Corporation. The top negative contributors to the Fund’s performance during the reporting period were Walt Disney Company, Global Payments Inc., and PayPal Holdings, Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Index 500 Fund on December 31, 2011 would have grown to $44,811. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2011 would have grown to $46,257.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Index 500 Fund	28.29%	18.15%	16.18%
S&P 500 Index	28.71%	18.47%	16.55%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	25.4%
Consumer, Non-cyclical	19.8%
Communications	15.1%
Financial	14.5%
Consumer, Cyclical	10.3%
Industrial	7.5%
Energy	2.8%
Utilities	2.5%
Basic Materials	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned 16.66% for the twelve-month period ending December 31, 2021, compared to the 12.73% return for its benchmark, the Russell Midcap Growth Index for the same time period.
For the period, the Fund had strong returns, outperforming its benchmark. Aside from communication services and materials, which experienced a bit of valuation retrenchment in the portfolio from the pull-forward effect of COVID-19, all sectors in the Fund posted positive returns for the fiscal year. The benchmark posted positive returns in all sectors, with the exception of communication services and consumer staples during the reporting period. Sector overweight and underweight allocations compared to the benchmark were a slight detractor to relative performance. Stock selection, as is expected from our bottom-up stock selection strategy, was the primary driver of overall performance compared to the benchmark.
The strongest contribution to relative performance where the Fund had exposure was in healthcare, followed by consumer discretionary, industrials, consumer staples, communication services and information technology. The Fund’s underexposure in utilities contributed to relative performance, as did the cash position.
Information technology remained the largest allocation within the Fund for the reporting period. Healthcare, a relative underweight position to the benchmark, added the most significant relative performance during the period.
Our exposure to materials was the only relative detractor to performance for the period where we had capital allocated. Other detractors to performance were generated from the rebounds in both energy and real estate by way of no holdings in small allocations within the benchmark. Equity options detracted from performance by way of exposure throughout the reporting period to portfolio insurance in lieu of raising excess cash. While there was continued uncertainty throughout the reporting period due to macro disruptions, the market largely shrugged off seemingly stretched valuation levels and thus, the portfolio insurance was not needed.
From a macro perspective, we are concerned with the confluence of inflationary pressures, the potential for slowing earnings growth, and the seemingly stretched valuations embedded in the current market. As inflation continues to prove to be more fundamental than transitory, we are trying to assess how, when and to what degree interest rates will rise in the United States. Mid-cap stocks have historically performed well in a rising interest rate environment when there is above average gross domestic product growth, much like what we are projected to face in 2022 in the United States. However, a collision course appears to be imminent between rising real interest rates and slowing earnings growth, which the market could weather, were it not for the exuberant valuations levels that we are experiencing at present. As part of our overall strategy, we are mindful of the macro environment as it relates to portfolio construction and the current environment has us focusing much more intently on valuations of individual holdings.
As growth managers, we continue to look for opportunities to invest in companies that have sound capital structures and the ability to grow throughout the business and economic cycle, not because of the cycle. These business models appear to have a product and or service set that is durable, coupled with a capital structure and management team that should allow them to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we believe should continue to grow, regardless of the economic cycle.
Stock picking is always key to our process and performance but will be paramount in this environment as we seek to manage valuation risk in the portfolio, while investing in durable, secular growth companies.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2011 would have grown to $48,815. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2011 would have grown to $46,550.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Mid Cap Growth Fund	16.66%	25.11%	17.18%
Russell Midcap Growth Index	12.73%	19.83%	16.63%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	27.9%
Consumer, Non-cyclical	25.0%
Industrial	18.6%
Consumer, Cyclical	16.2%
Communications	6.4%
Financial	4.5%
Basic Materials	1.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned 19.27% for the twelve-month period ending December 31, 2021, compared to the 28.34% return for its benchmark, the Russell Midcap Value Index for the same time period.
Stocks rose in the first half of 2021, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary policy also supported the growth outlook. Stocks suffered downward volatility in the third quarter as the spread of the new Delta variant renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which pushed interest rates higher. While rising interest rates initially favored value stocks, in the mid-cap market they underperformed growth for the quarter overall. In the fourth quarter, the identification of another highly transmissible COVID-19 variant, Omicron, contributed to market turbulence. The Federal Reserve (Fed) also indicated it would accelerate the withdrawal of its monetary stimulus. The prospect of higher interest rates in 2022 triggered a market rotation away from more speculative, high-valuation stocks and a move into value stocks, which outperformed growth in the fourth quarter.
The Portfolio delivered positive returns but underperformed its benchmark, the Russell Midcap Value Index, for the 12-month period ended December 31, 2021. Stock selection in industrials, financials and information technology detracted from relative performance, while selection in health care and utilities and an underweight in consumer staples contributed.
BWX Technologies, a supplier of nuclear components and fuel for the defense industry, was the Portfolio’s largest individual detractor on a relative basis. Over the period it faced continued uncertainty regarding the outlook for government defense spending, and the stock declined as the company reported disappointing revenue and profits growth. Relative performance also was dampened by our investment in Global Payments, a provider of financial technology that helps retailers process digital credit card payments. The stock was pressured by concerns that "buy now, pay later" alternatives may take market share away from traditional credit cards.
LabCorp, the leading global life sciences company, was the largest individual contributor over the year. The company outperformed due to continued strength in COVID-19 testing, non-COVID laboratory work –
particularly its expanded testing, treatment and clinical trial access for people with cancer – and activist involvement in the stock. Equity LifeStyle Properties, an owner and operator of manufactured housing communities and vacation sites, was also a top contributor, benefiting from the increased popularity of RV vacation parks as tourist destinations since the start of the pandemic.
While we have welcomed a renewed investor focus on fundamentals, we see potential sources of market risk as we head into 2022. The economic expansion appears to be on track, but higher input costs, supply chain bottlenecks and labor shortages could remain headwinds for growth and company profitability. From a historical perspective, valuations in some parts of the market still appear expensive and out of line with company fundamentals. The Fed also has a difficult task, dialing back its stimulus enough to contain inflation without derailing the economic recovery or market expansion. This task is further complicated by uncertainty around COVID-19 variants and global economic pressures. Higher inflation could push the Fed and other central banks to act more aggressively to slow the economy, which would result in higher interest rates and the potential for increased market volatility. Despite broader market risks, we believe this environment could work to our advantage. Periods of rising interest rates historically have favored value and higher-quality stocks over growth equities. We also believe market volatility could provide us with ample value opportunities, as we look to invest in companies whose potential may have yet to be fully appreciated by the market.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Mid Cap Value Fund on December 31, 2011 would have grown to $23,449. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2011 would have grown to $35,286.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Mid Cap Value Fund	19.27%	4.05%	8.90%
Russell Midcap Value Index	28.34%	11.22%	13.44%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Financial	24.8%
Industrial	17.9%
Consumer, Cyclical	13.8%
Consumer, Non-cyclical	12.6%
Technology	10.7%
Basic Materials	5.6%
Communications	5.4%
Utilities	4.6%
Energy	4.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned 23.13% for the twelve-month period ending December 31, 2021, compared to the 28.34% return for its benchmark, the Russell Midcap Value Index for the same time period.
Broad U.S. equity markets delivered strong returns in 2021, buoyed by expanding vaccine availability, federal aid, positive economic news and strong corporate earnings reports. Stocks experienced some volatility throughout the year, due to the emergence of the delta and omicron variants of the coronavirus, supply chain constraints, inflation concerns and labor shortages.
Mid-cap stocks as measured by the Russell family of indices outperformed small caps but underperformed large caps. Value stocks outperformed growth within the mid-cap market.
Stock selection in materials hindered relative performance. Higher materials costs pressured container and packaging holdings such as Sonoco Products. A lack of exposure to metals and mining also dampened relative returns.
Security selection in financials weighed on relative returns against a backdrop of strong equity markets and continued reopenings. Our preference for higher-quality banks and our investments in insurance dampened performance. Not owning companies in the consumer finance industry also detracted.
Select holdings in the machinery and electrical equipment industries benefited performance. Electrical product provider nVent Electric was a top performer.
Medical device company, Zimmer Biomet Holdings, underperformed following strong performances in the second half of 2020, when elective surgeries began to be allowed during the pandemic. With the omicron surge late in the year, elective surgeries were delayed further by many providers. Pinnacle West Capital, Arizona-based utility, underperformed due to regulatory overhangs surrounding its pending general rate case in Arizona. While the Arizona Corporation Commission delivered a disappointing final determination on the case in early November, the stock rallied at the end of the year. Weak earnings in Universal Health Services management company’s behavioral health segment pressured shares. COVID-19 has caused a psychiatric nurse shortage, limiting Universal’s ability to fill beds and meet high demand. However, we think this issue is transitory and the risk/reward profile remains attractive.
Exploration and production company, ConocoPhillips, outperformed due in part to its continued strong execution. During the third quarter, it unveiled what we think is an attractive 10-year financial plan and announced an attractively priced acquisition of assets from a competitor. The stock also benefited from stronger commodity prices. Electrical products provider nVent Electric, delivered strong results, executing well on pricing and productivity. We believe nVent has growing earnings power, supported by an end-market recovery and stronger demand for industrial products. Shares of Advance Auto Parts, a retailer of automotive aftermarket replacement parts, outperformed due to better-than-expected demand trends.
The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.
Easy monetary policy and generous fiscal spending have buoyed the market since mid-2020. Confident investors have been willing to take on risks, including bidding up the prices of lower-quality companies at the greatest risk from the economic downturn. We think this behavior has created an opportunity for investors who focus on overlooked higher-quality businesses. In the months ahead, we believe investors will assess risk more prudently as stimulus fades, economic growth moderates and interest rates and inflation rise. In our view, this creates an opening for quality-focused investors because certain high-quality stocks are now trading at a large discount to low-quality stocks, based on our analysis.
We believe long-term demographic trends support demand for companies in the health care sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries. We maintain a significant position in Zimmer Biomet Holdings. Over the last two years, the company has faced significant COVID-19 disruption, leading to a high patient backlog. We think this backlog should decline over time and result in a limited impact on its normalized earnings power.
The portfolio remains overweight in consumer staples. Despite a challenging environment from a cost inflation perspective, many consumer staples companies are

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
generating strong returns on capital, buying back stock and growing dividends. Moreover, industry consolidation over time has enabled the companies to pass cost increases to consumers. We believe actions to offset inflation, including fewer promotions and price increases, should support earnings and margins. The sector has underperformed significantly since the market bottom in 2020. Some consumer staples companies were not direct beneficiaries of the reopening and are perceived relative losers in an inflationary environment. We think these conditions are temporary and can lead to outperformance.
Our portfolio remains overweight in the financials sector, where we have identified higher-quality companies selling at attractive valuations. Our financials positions include holdings in the banking, capital markets and insurance industries. In the fourth quarter, we reduced or eliminated our positions in several individual holdings as their valuations moved higher, while also selectively adding to existing positions in companies with attractive risk/reward profiles.
The extended valuation of real estate stocks has led to a continued underweight position in the sector. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Mid Core Value Fund on December 31, 2011 would have grown to $32,498. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2011 would have grown to $35,286.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Mid Core Value Fund	23.13%	9.33%	12.51%
Russell Midcap Value Index	28.34%	11.22%	13.44%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Financial	26.7%
Consumer, Non-cyclical	23.9%
Consumer, Cyclical	13.3%
Industrial	11.8%
Utilities	7.9%
Technology	6.1%
Energy	4.6%
Communications	3.3%
Basic Materials	2.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned 7.73% for the twelve-month period ending December 31, 2021, compared to the 5.04% return for its benchmark, the Russell 2500 Growth Index for the same time period.
In 2021, the Fund outperformed the Russell 2500 Growth Index. Stock selection in the health care and information technology sectors contributed to returns, while holdings in consumer staples and an underweight to real estate detracted from performance.
Power storage company, Generac Holdings, Inc., was a top contributor to returns in 2021. Extreme weather events, such as those in Texas, spurred demand for generators and energy storage. Generac Holdings demonstrated its ability to grow the top line and execute accretive acquisitions during the year, driving the stock higher. We sold out of the position as the market cap became too big for the portfolio, allocating proceeds of the sale to better risk-reward opportunities elsewhere in the portfolio. Life sciences diagnostics company, PerkinElmer, Inc., was also a top contributor during the year. The stock’s strength was broadly due to the company’s exposure to COVID-19 testing and its PCR test’s accuracy despite the emergence of the Omicron variant. We continue to like this company, as a greater share of its revenue is recurring and its business mix shifts toward life sciences segments.
Vertex, Inc., a tax compliance software provider, detracted from returns. The market reacted negatively to consistently conservative guidance and to an increasingly difficult competitive environment. While we liked the stock and saw room for revenue and earnings growth, we sold out of the position in the second quarter, as we do not expect this stock to experience sufficient multiple expansion in the foreseeable future. Pet food company Freshpet, Inc. also detracted from performance. The stock’s weakness can largely be attributed to management commentary and lowered guidance related to supply chain issues. While input cost pressures may be a headwind in the short term, we believe the secular growth tailwinds driving Freshpet sales remain intact, and we expect earnings to grow and margins to expand over time.
The end of 2021 was cast with the development of the Omicron variant. We expect this to remain a major focus of the market in the first quarter of 2022, as entities around the world continue to navigate pockets of outbreaks and implement responses accordingly. Other major themes such as the acceleration in the Federal Reserve’s winding down of its asset purchasing program and interest rate hikes, inflation readings, supply chain issues, and the global energy shortage may test the market again. The unclear future of the social spending bill will also be in play in 2022. We will stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon, and believe this fundamental approach will generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2011 would have grown to $47,341. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2011 would have grown to $43,169.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
SMID Cap Growth Fund	7.73%	22.23%	16.82%
Russell 2500 Growth Index	5.04%	17.65%	15.75%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Technology	27.3%
Consumer, Non-cyclical	24.4%
Consumer, Cyclical	21.9%
Industrial	16.8%
Financial	3.3%
Basic Materials	3.1%
Communications	1.2%
Utilities	1.0%
Energy	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned 35.58% for the twelve-month period ending December 31, 2021, compared to the 27.78% return for its benchmark, the Russell 2500 Value Index for the same time period.
Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery.
The Portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index, for the 12-month period. Security selection in consumer discretionary contributed, while selection in energy detracted. An underweight to healthcare contributed, while an underweight to energy detracted.
Textbook and education technology company Houghton Mifflin Harcourt (HMH) rose after agreeing to sell its HMH Books & Media trade publishing business for $349 million. Shares of ON Semiconductor rose on continued outperformance that began in early 2020. Management reported 3Q21 results exemplified by notable margin improvement, driven by an exit from lower profitability contracts combined with cyclically strong pricing.
Nomad Foods, a European manufacturer of frozen foods underperformed as end-market volumes declined after strong pandemic-driven increases in 2020. The Portfolio does not hold any shares in GameStop, and this lack of exposure detracted over the 12-month period as the stock was driven up by speculative fervor.
In 2021, value stocks enjoyed better performance relative to growth than any point over the past five years. We believe that the main driver of this stronger performance was and remains earnings growth. Investors’ view that the recession would destroy value profits was shown to be wrong, and they proved more resilient and grew dramatically faster than expected. Despite better performance, the valuation discount of value stocks relative to growth remains among the largest since the tech bubble. We continue to believe that the key to value closing this gap, in 2022 and beyond, will lie in sustained strong earnings and cash-flow growth. Investors remain anxious. They see four obstacles to earnings growth for value stocks and remain concerned about the continuing effects of the pandemic, the severity of supply-chain disruptions, the impact of inflation and what the new normal will look like. Further challenges for companies relate to the environmental, social and governance (ESG) behaviors with companies likely focusing on improving their scores across a number of metrics. Value companies that wish to grow earnings and close the valuation gap with their growth peers will have to navigate each of these challenges. We remain convinced that the most interesting opportunities exist in companies that combine attractive free-cash-flow-based valuation, compelling company or niche industry catalysts, strong quality and a proactive approach to ESG issues.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the SMID Cap Value Fund on December 31, 2011 would have grown to $33,465. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2011 would have grown to $32,265.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
SMID Cap Value Fund	35.58%	9.59%	12.84%
Russell 2500 Value Index	27.78%	9.88%	12.43%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Financial	27.2%
Industrial	21.6%
Consumer, Cyclical	19.7%
Consumer, Non-cyclical	13.0%
Technology	8.0%
Basic Materials	4.2%
Utilities	2.3%
Energy	2.2%
Communications	1.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned 8.70% for the twelve-month period ending December 31, 2021, compared to the 2.83% return for its benchmark, the Russell 2000 Growth Index for the same time period.
Small-cap stocks rose in the first half of 2021, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary also supported the growth outlook. Stocks suffered downward volatility in the third quarter of 2021 as the spread of the new Delta variant led to renewed pandemic concerns. Supply constraints and higher input costs also fueled inflation, which pushed interest rates higher. In the fourth quarter, the identification of another highly transmissible COVID-19 variant, Omicron, contributed to market turbulence. The Federal Reserve (Fed) also indicated it would accelerate the withdrawal of its monetary stimulus. The prospect of higher interest rates in 2022 spurred a market rotation away from more speculative, high valuation growth stocks in the fourth quarter. Against this backdrop, the Russell 2000 Growth Index underperformed the broader mid-cap equity market for the 12-month period.
For the 12 months ending December 31, 2021, the Portfolio delivered positive returns and outperformed its benchmark, the Russell 2000 Growth Index. Stock selection in health care and industrials contributed to relative performance. Stock selection in consumer discretionary and consumer staples detracted.
We were encouraged to see a number of our moderate-growth companies rewarded during the period. These included ON Semiconductor, a leading global supplier of advanced semiconductors. The company has benefited from strong demand and pricing trends supporting high-growth areas such as electric vehicles and automation. It has also streamlined its cost structure under the guidance of a disciplined new management team.
Saia was another contributor. This less-than-truckload trucking company has benefited from strong demand and pricing trends, which supported its earnings performance. Many of its competitors have gone out of business in recent years, which has strengthened Saia’s competitive positioning and pricing power. It has also opened terminals in new locations to build out its transport network, helping it to better compete with regional and national carriers.
QuantumScape was a notable detractor. It is developing a next-generation, solid-state battery that could potentially allow electric vehicles to charge faster and travel farther. We invested in the company in 2020, and the stock initially rose on investor excitement over this potential game-changing technology. Following this run-up, we significantly reduced our position in light of the high stock valuation and the long time frame to commercialization. Unfortunately, our small position was affected by a pullback in the stock price, as excitement over this large potential opportunity was tempered by the reality of the manufacturing hurdles the company will need to overcome. It could be several years before the company sees any significant revenue acceleration. We continued to hold a small position in QuantumScape due to the large, long-term opportunity of its revolutionary technology potentially reaching commercialization.
Eargo, another detractor, is a disruptor in the hearing aid market. It sells hearing aids directly to consumers, charging substantially less than people would pay ordering through their audiologist. Eargo’s patented, aesthetically pleasing designs helped it gain market share relative to traditional hearing aids. Despite positive business trends, the stock sold off sharply on news that Eargo’s insurance billing practices were under investigation. Given uncertainty around this situation, we opted to exit the position.
We have been encouraged by signs we may be returning to an environment in which investors reward profitable companies with high returns on invested capital. At the same time, we recognize that the tug-of-war between high-growth pandemic beneficiaries and real-world stocks could continue in the short term as investors await more clarity on such issues as the outlook for the pandemic and the timing of Fed interest rate moves. We also recognize that the above-average market returns of the past few years may be hard to sustain in 2022. While interest rates remain low from a historic standpoint, they will likely move higher as the Fed withdraws its policy support. Companies face other sources of uncertainty, including supply chain bottlenecks, labor shortages and inflation pressures. International factors, including developments in China and tensions over Ukraine, could also impact the market. Despite these sources of uncertainty, we believe we will continue to find attractive investment opportunities that meet our qualifications. We continue to seek out disciplined, well-managed and reasonably valued growth companies with track records of innovation and profitability. We also favor companies with established supplier relationships and strong competitive positioning that may help them pass along

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
higher input costs without sacrificing profit margins. We believe these kinds of companies may be better able to navigate near-term market uncertainty while they capitalize on long-term trends.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Small Cap Growth Fund on December 31, 2011 would have grown to $37,506. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2011 would have grown to $37,519.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Small Cap Growth Fund	8.70%	16.99%	14.13%
Russell 2000 Growth Index	2.83%	14.53%	14.14%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Consumer, Non-cyclical	30.0%
Technology	24.8%
Industrial	19.4%
Financial	7.6%
Communications	7.1%
Consumer, Cyclical	6.8%
Basic Materials	2.4%
Diversified	1.1%
Utilities	0.6%
Energy	0.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned 26.67% for the twelve-month period ending December 31, 2021, compared to the 28.27% return for its benchmark, the Russell 2000 Value Index for the same time period.
In 2021, the Fund underperformed the Russell 2000 Value Index. Stock selection in the financials and consumer discretionary sectors detracted from performance, while holdings in the health care and industrials sectors contributed to returns.
Novavax, Inc., a developer of vaccines for infectious diseases, was a top detractor during the year. We initiated a position in the company following the announcement of strong efficacy data for its COVID-19 vaccine. We later sold our position as the fast-evolving regulatory, supply chain, and competitor dynamics of the industry proved a challenge for the company. Ovintiv, Inc., an oil and gas company, was also a top detractor over the one-year period. We initiated a position in the third quarter of 2021, as the company has benefited from the rally in commodity prices. We are optimistic on Ovintiv, as we believe sustainable free cash flows and continued de-levering of the balance sheet can drive return of capital to shareholders.
Herc Holdings, an equipment rental supplier, was a top contributor in 2021. In July, Herc Holdings announced strong second quarter earnings, which included top and bottom line beats and optimistic commentary from management. The stock’s upward moves continued on the back of the company’s investor day in September, as the market reacted favorably to new strategic initiatives and capital allocation plans. We exited our position in Herc Holdings in the fourth quarter following continued outperformance, and deployed the proceeds to what we felt were better opportunities elsewhere. Zurn Water Solutions was also a top contributor to returns during the year. The market reacted favorably to the announced combination of Rexnord’s Process & Motion Control Business with Regal Beloit, in which Rexnord retained its water management business as a standalone called Zurn Water Solutions Corp. The deal closed in early October 2021 and the standalone high growth water management business re-rated higher. We continue to like Zurn Water Solutions going forward, as the water management business was Rexnord’s highest growth segment and has higher growth and margins than other pure water plays.
The end of 2021 was cast with the development of the Omicron variant. We expect this to remain a major focus of the market in the first quarter of 2022, as entities around the world continue to navigate pockets of outbreaks and implement responses accordingly. Other major themes such as the acceleration in the Federal Reserve’s winding down of its asset purchasing program and interest rate hikes, inflation readings, supply chain issues, and the global energy shortage may test the market again. The unclear future of the social spending bill will also be in play in 2022. We will stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon, and believe this fundamental approach will generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Small Cap Value Fund on December 31, 2011 would have grown to $31,444. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2011 would have grown to $31,141.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Small Cap Value Fund	26.67%	9.04%	12.14%
Russell 2000 Value Index	28.27%	9.07%	12.03%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Financial	36.5%
Consumer, Non-cyclical	16.5%
Consumer, Cyclical	13.5%
Industrial	11.9%
Energy	6.2%
Technology	5.3%
Utilities	4.1%
Communications	3.6%
Basic Materials	2.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned 14.35% for the twelve-month period ending December 31, 2021, compared to the 14.82% return for its benchmark, the Russell 2000 Index for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in 2021. Despite the negative impact from multiple COVID-19 variants and inflation fears, positive performance was driven mostly by earnings growth, fiscal and monetary policy and the distribution of vaccines in response to the global pandemic. The first and second quarter of 2021 had positive performance due to vaccine rollouts, falling infection rates and the announcement of a stimulus package. Third quarter performance was negative on the back of ongoing supply chain issues and inflation worries even with the reopening of the economy. Performance in the fourth quarter was positive with the passage of a bipartisan infrastructure bill and strong earnings growth despite ongoing supply chain bottlenecks, hawkish sentiment from the Federal Reserve and the emergence of a new COVID-19 variant.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were GameStop Corp. Class A, Avis Budget Group, Inc., and Synaptics Incorporated. The top negative contributors to the Fund’s performance during the reporting period were Allakos, Inc., BridgeBio Pharma, Inc., and Invitae Corp.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Small Cap Index Fund on December 31, 2011 would have grown to $32,533. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2011 would have grown to $34,652.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Small Cap Index Fund	14.35%	11.37%	12.52%
Russell 2000 Index	14.82%	12.02%	13.23%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Consumer, Non-cyclical	24.1%
Financial	23.2%
Consumer, Cyclical	13.5%
Industrial	13.1%
Technology	11.6%
Energy	4.4%
Communications	4.3%
Basic Materials	3.2%
Utilities	2.6%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned 10.54% for the twelve-month period ending December 31, 2021, compared to the 11.26% return for its benchmark, the MSCI EAFE Index for the same time period.
The investment objective of the Fund is to seek to replicate the returns and characteristics of an international index comprised of securities from developed countries.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in 2021. The MSCI EAFE Index gained almost 9% over the first six months of the year, as much of the developed world experienced economic recovery. Widespread COVID-19 vaccine availability and distribution, along with initiatives throughout Europe and Asia collectively contributed to the Index’s success. During the first quarter, the UK developed a £65 billion stimulus package and Japan approved a relatively large budget equivalent to $1 trillion to kickstart their respective economies. Following those plans, the second quarter brought recovery funding approvals for many European countries including Portugal, Spain and Greece. The second half of the year saw a more modest, but positive return of 2.24%. The third quarter produced a small dip in the Index of -0.45% as supply chain disruptions and the unfortunate reality of a new COVID-19 variant emerged. As the year closed, however, the Index righted the ship thanks to strong earnings announcements and healthy holiday spending.
The Fund used MSCI EAFE Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Nestle S.A., Novo Nordisk A/S Class B and ASML Holding NV. The top negative contributors to the Fund’s performance during the reporting period were SoftBank Group Corp., AIA Group Limited and M3, Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Developed International Index Fund on December 31, 2011 would have grown to $20,512. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2011 would have grown to $21,650.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Developed International Index Fund	10.54%	9.06%	7.45%
MSCI EAFE Index	11.26%	9.55%	8.03%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Japan	22.5%
United Kingdom	12.7%
France	11.3%
Switzerland	11.0%
Germany	8.8%
Australia	7.1%
Netherlands	6.3%
Sweden	3.7%
Hong Kong	2.7%
Denmark	2.7%
Spain	2.3%
Italy	2.1%
Finland	1.3%
Singapore	1.2%
Ireland	1.1%
Belgium	0.8%
Israel	0.7%
Norway	0.7%
New Zealand	0.3%
Luxembourg	0.3%
Austria	0.2%
Portugal	0.2%
Chile	0.0% [2]
Macao	0.0% [2]
Jordan	0.0% [2]
Poland	0.0% [2]
United Arab Emirates	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned 12.23% for the twelve-month period ending December 31, 2021, compared to the 7.82% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.
Stocks that helped absolute performance included Constellation Software. Reporting strong 3Q2021 results, the stock followed the outperformance of technology stocks during the fourth quarter. Constellation Software is a Canadian based company specializing in vertical market solutions – back office/operational software in a wide range of verticals such as health care, law and public transit. Nestle was another top contributor that helped absolute performance. Nestle reported better than expected 3Q2021 growth and announced a trimming of its stake in L’Oreal and will use the proceeds for a buyback. Nestle is one of the largest food companies in the world with a vast product and geographic sales mix. Another holding that helped absolute performance was Diageo, a global leader in alcoholic beverages. Diageo, whose principal activity is manufacturing and distributing spirits and beer, held a Capital Markets Day where it increased its mid-term guidance.
Stocks that hurt absolute performance included CAE, a global leader in flying simulators and training for both commercial and military aircrafts. The company reported disappointing results on the defense segment during the third quarter because of limited access to customers' site due to Covid-19. Also, the outbreak of Omicron had a negative impact on air travel related stocks, including CAE. Flutter Entertainment, the largest global online betting platform, also hurt absolute performance. During the third quarter earnings report in November, Flutter guided down 2021’s EBITDA range by 5% due to non-recurring unexpected events (i.e. adverse sporting outcomes and a sudden change in Dutch regulation) and a deliberate downward management of UK online stakes in anticipation of upcoming regulation on online stakes. Lastly, Yum China (YUMC), the leading fast-food chain of KFC, Taco Bell and Pizza Hut within China, was another holding that hurt absolute performance. YUMC shares have been weighed by the spread of Omicron in China which is expected to result in restaurant traffic declines.
Markets continued to weigh positive economic growth and earnings recoveries from COVID-19 with the future economic impact of the new Omicron variant, further regulatory crackdowns by the Chinese government and a slowing real estate sector in China, as well as a backdrop of more demanding valuations.
In buoyant markets, investors may be ignoring risks hiding in plain sight, such as high government debt, rising wages and inflation and supply chain issues. This could result in increased volatility and diverging company performance.
The merits of business models that can outperform against difficult backdrops are often underappreciated. For example, payments group Mastercard enjoys low capital intensity and high margins. It offers a degree of inflation protection by taking a percentage of value transacted and is positioned to capture changes in consumer spending. Another example is UK-based Rentokil, which should continue to see resilient growth thanks to its “essential” pest control services and can be a beneficiary of consolidation.
It takes time to diversify supply chains. One example is Taiwan Semiconductor Manufacturing Company, which is building capacity in Japan that will be ready in 2024. We believe companies that are less exposed to disruptions in supply chains, such as software and service-oriented companies, should perform better in the current environment, as will businesses that possess pricing power.
Gas shortages in Europe, along with rising commodity prices, are largely due to political decisions. In the energy transition, renewables are not yet able to meet the continent’s needs. Manufacturing and utilities will be hardest hit by rising costs and European consumers may not be prepared to pay higher prices for goods and energy.
EM currencies, excluding China’s renminbi, are the cheapest they have been since 2014, while current account deficits are in a better place than when we last saw tapering in key markets, such as India. Emerging markets stocks are trading at attractive valuations relative to developed market peers, underscoring the long-term opportunity of the emerging markets asset class.
The U.S. market has outperformed international over the last decade, but there have been periods in the past when international equities outperformed. International stocks can help U.S. investors diversify currency risk and provide diversification across sectors as some of the

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
world’s best consumer staples and luxury goods companies can be found in Europe.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the International Equity Fund on December 31, 2011 would have grown to $24,726. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2011 would have grown to $20,196.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
International Equity Fund	12.23%	13.76%	9.48%
MSCI ACWI ex-U.S. Index	7.82%	9.61%	7.28%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
United Kingdom	18.1%
Canada	12.9%
Switzerland	10.4%
Japan	9.9%
France	8.6%
Netherlands	7.2%
United States	6.9%
South Korea	4.8%
Ireland	4.5%
India	3.9%
Luxembourg	3.2%
Mexico	2.9%
Sweden	2.6%
China	2.1%
Italy	2.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned -5.69% for the twelve-month period ending December 31, 2021, compared to the -2.54% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
Stocks that helped absolute performance included SK hynix, a leader in the memory semiconductor space. SK hynix reported record high third quarter sales/profits during its October quarterly results and shared a high conviction for strong chip demand in 4Q21. Its U.S. competitor, Micron, also reported strong quarterly results and shared positive guidance. The company is seeing early signs of a stabilization in demand from PC customers. End-demand from the solid growth drivers remains intact across end markets, particularly in datacenter, 5G smartphones and auto/industrial. Taiwan Semiconductor Manufacturing Company (TSMC), a Taiwanese logic chip maker, was another top contributor to absolute performance. TSMC has outgrown the global semiconductor market by an average of nine percentage points over the last 20 years. Semiconductor cycle and peak margins have been a key market concern recently due to rising capital expenditure spend. However, TSMC’s customers are willing to pay more for the value that TSMC delivers. Hence, the company expects long-term gross margins to achieve 50% or higher. Despite end-market softness for PC and smartphone, TSMC remains confident that its capacity will remain tight throughout 2022. ChaCha Food, a Chinese snack food maker, was another contributor that helped absolute performance. ChaCha is the leading player in roasted seeds, commanding roughly 40% market share. It is also the leading player in nuts, known for its high quality, fresh products and differentiated flavors. The company has seen solid volume growth continuing for its core seeds business and additionally has demonstrated strong pricing power after putting through 8-18% price increases.
Stocks that hurt absolute performance included Chinese e-commerce giant Alibaba. In November, Alibaba reported quarterly results that fell short of consensus expectations. Total revenue grew 29% year-on-year, 3% below expectations while EBITDA declined 27%, missing consensus by 13%, in part due to a step-up in investment in new areas. Additionally, Alibaba has been subsidizing merchants during this weaker economic period. Management lowered its FY22 revenue growth guidance to +20-23% (from +30%) seeing a more challenging macroeconomic environment and increased competition. Yum China (YUMC), leading fast-food chain in China, was another holding that hurt absolute performance. YUMC shares have been weighed by the spread of Omicron in China, which is expected to result in restaurant traffic declines. YUMC has the exclusive right to operate and sublicense KFC, Pizza Hut and Taco Bell in China. Hindustan Unilever (HUL), the largest fast-moving consumer goods company in India, was another holding that hurt absolute performance. HUL traded down after reporting earnings in October due to missing consensus EPS estimates. Also, Nielsen in India pointed to a slowdown in rural consumptions during the quarter. While HUL did not experience a slowdown in their rural business, the Nielsen report increased investor hesitancy. Though the company missed consensus estimates, we believe HUL continues to benefit from the recovery in Indian consumer spending and are managing the key input cost inflation occurring across the country by leveraging their pricing power.
Select emerging markets are poised for an economic rebound. In general, emerging markets central banks have not stimulated as much as developed markets. Some emerging markets central banks have raised interest rates quickly to combat sharp increases in inflation. Brazil has been among the most aggressive in this regard, which could negatively impact its GDP growth in 2022. Inflation is picking up in India and Indonesia, but monetary policy there has been more supportive, particularly in India, and interest rate rises are likely to be gradual. Both countries are coming off periods of weak credit growth and relatively slow economic growth, even before COVID-19. We see a lot of pent-up demand on the credit side and potential for a strong economic recovery this year.
Emerging markets currencies, excluding China’s renminbi, are the cheapest they have been since 2014, while current account deficits are in a better place in key markets like India and Indonesia. Emerging markets stocks are trading at attractive valuations (12x 2022 forecast earnings vs 18x for developed market stocks), underscoring the long-term opportunity of the emerging markets asset class.
The speed and rate of regulatory action in China took markets by surprise. Some measures reflect Beijing’s concern about social issues, such as the price of education and minors playing online games. We approach China with caution and are avoiding sectors that may be under a longer-term cloud. Regulation on e-commerce, however, shows China catching up with

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
developed markets, and intervention could level the playing field for some companies such as JD.com, China’s second largest B2C online platform after Alibaba. The consumer staples space is less affected. For example, ChaCha Food is able to pursue volume growth and expansion opportunities with strong pricing coming through, and stationery maker Shanghai M&G has room for consolidation.
Retail investors in China have pushed up valuations of some stocks, particularly A-shares, although there are select quality names that are trading at reasonable valuations. As fundamental long-term investors, we can take advantage of this volatility by focusing on companies with leading industry positions and good volume growth that are taking market share.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2011 would have grown to $14,606. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2011 would have grown to $17,062.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Emerging Markets Equity Fund	(5.69%)	6.62%	3.86%
MSCI Emerging Markets Index	(2.54%)	9.87%	5.49%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
China	27.7%
India	21.3%
Taiwan	14.1%
South Korea	12.9%
Indonesia	7.0%
Mexico	5.4%
Hong Kong	4.4%
Brazil	4.1%
United Kingdom	2.5%
Thailand	0.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned 42.70% for the twelve-month period ending December 31, 2021, compared to the 41.30% return for its benchmark, the FTSE NAREIT All Equity REITs Index for the same time period.
U.S. real estate securities had a sizable gain in the year, as they continued to rally from their lows in early 2020. Progress in vaccine distribution allowed certain regions to begin lifting restrictions on public gatherings, business activities and travel, notwithstanding some fits and starts as new virus variants emerged. Economic reopenings and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historical lows. These positive conditions drove improving investor optimism, resulting in lower cap rates (higher property values) and higher earnings multiples.
Returns were positive for all property types. Top performers included regional mall owners, aided by a strong recovery in retail fundamentals. Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand amid continued moving activity, driving rates for new customers up significantly from 2020 levels. Apartments also outperformed. Leasing trends for apartments in U.S. coastal markets have bounced back quickly, and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Office companies advanced but trailed the Index amid an uncertain demand outlook due to work-from-home trends.
The portfolio had a positive total return for the year and outperformed its benchmark. Factors that helped relative performance included our overweight in regional malls, specifically Simon Property Group, an owner of Class A properties that gained more than 90% in the year. Our overweight in the self storage sector also aided performance, as did stock selection in the diversified sector, where we had a beneficial out-of-index position in Jones Lang LaSalle. Stock selection in the data centers sector aided performance as well, due mostly to our overweight in CyrusOne, which outperformed. Our underweight in the office sector further helped performance.
Factors that detracted from relative performance included stock selection in the industrial sector. Our underweight in Prologis, which reflects our view on its relative valuation, detracted. Prologis continued to benefit from the widespread demand for warehouse and logistics facilities. Stock selection in apartments also hindered performance; we were underweight Mid-America Communities, which was a top performer in the sector.
Real estate market activity is strong, and construction starts in many sectors have been delayed by labor shortages and higher costs for building materials, reducing supply pressures. Long-term cash flow growth prospects are above average, and earnings estimates and asset values are rising. While a strengthening economy has led to greater inflation and has caused the market to price in interest rate hikes, we believe REITs are well positioned to tolerate an eventual increase in rates. A strong economic backdrop should lead to higher demand for many real estate property types, allowing landlords to raise rents. Meanwhile, REITs continue to offer attractive levels of income relative to traditional asset classes, and the “new-economy normal” could create sector opportunities for the next several years.
In terms of notable sector positioning, we are overweight hotels, with a preference for the regional gaming business, which is driven by consumers rather than corporate demand or air travel. Within retail, our allocation is concentrated in companies with high-quality assets that we believe may be long-term winners. Our substantial overweight in health care reflects our positive outlook for life science and senior housing properties. Self storage is also among our larger sector overweights given improving demand due to increased moving activity.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Real Estate Securities Fund on December 31, 2011 would have grown to $32,552. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT All Equity REITs Index, during the same period. A $10,000 investment in the FTSE NAREIT All Equity REITs Index on December 31, 2011 would have grown to $31,669.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Real Estate Securities Fund	42.70%	13.49%	12.53%
FTSE NAREIT All Equity REITs Index	41.30%	12.46%	12.22%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/21
Percent of Total Investments[1]
Diversified	32.4%
Apartments	14.8%
Healthcare	12.0%
Storage & Warehousing	10.3%
Regional Malls	6.5%
Single Tenant	4.8%
Industrial	4.8%
Strip Centers	3.6%
Hotels & Resorts	2.9%
Real Estate	2.5%
Manufactured Homes	2.2%
Office Property	1.9%
Lodging	0.8%
Entertainment	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned 16.42% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 25.66% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to large cap value stocks, small cap growth stocks, mid cap growth stocks, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in large cap growth stocks, small cap value stocks, mid cap value stocks and REITs generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Value, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Growth Stock, Mid Core Value, Mid Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series Limited Maturity Bond outperformed its benchmark and the Penn Series High Yield Bond Fund underperformed its benchmark.
Looking ahead, interest rate policy is expected to tighten in response to rising inflation. The market is currently predicting three rate hikes throughout the course of 2022, along with the end of quantitative easing. We will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2011 would have grown to $27,203. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2011 would have grown to $45,285. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Aggressive Allocation Fund	16.42%	11.23%	10.53%
Russell 3000 Index	25.66%	17.97%	16.30%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/21
Large Cap Value Stocks	26.0%
International Stocks	24.0%
Large Cap Growth Stocks	13.0%
Mid Cap Value Stocks	8.0%
Emerging Markets Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Growth Stocks	5.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	2.0%
Intermediate Bonds	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned 15.33% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 25.66% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to large cap value stocks, small cap growth stocks, mid cap growth stocks, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in large cap growth, small cap value stocks, mid cap value stocks and REITs generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Value, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Growth Stock, Mid Core Value, Mid Cap Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
Looking ahead, interest rate policy is expected to tighten in response to rising inflation. The market is currently predicting three rate hikes throughout the course of 2022, along with the end of quantitative easing. We will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2011 would have grown to $25,471. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2011 would have grown to $45,285. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Moderately Aggressive Allocation Fund	15.33%	10.74%	9.80%
Russell 3000 Index	25.66%	17.97%	16.30%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/21
Large Cap Value Stocks	24.0%
International Stocks	19.0%
Large Cap Growth Stocks	12.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	7.0%
Intermediate Bonds	7.0%
Emerging Markets Stocks	5.0%
Small Cap Growth Stocks	4.0%
Small Cap Value Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned 11.32% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 25.66% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to large cap value stocks, small cap growth stocks, mid cap growth stocks, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in large cap growth, small cap value stocks, mid cap value stocks and REITs generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Value, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Large Growth Stock, Mid Core Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
Looking ahead, interest rate policy is expected to tighten in response to rising inflation. The market is currently predicting three rate hikes throughout the course of 2022, along with the end of quantitative easing. We will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Moderate Allocation Fund on December 31, 2011 would have grown to $22,120. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2011 would have grown to $45,285. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2010 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Moderate Allocation Fund	11.32%	9.24%	8.26%
Russell 3000 Index	25.66%	17.97%	16.30%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/21
Intermediate Bonds	22.0%
Large Cap Value Stocks	19.0%
Short Term Bonds	14.0%
International Stocks	12.0%
Large Cap Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned 8.58% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 25.66% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
Although the Moderately Conservative Allocation Fund’s allocation to large cap value stocks, small cap growth stocks, emerging markets and international equities underperformed the Russell 3000 Index, the allocation in large cap growth stocks, small cap value stocks, mid cap value stocks and REITs generated positive asset allocation performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Value, SMID Cap Value, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Mid Core Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
Looking ahead, interest rate policy is expected to tighten in response to rising inflation. The market is currently predicting three rate hikes throughout the course of 2022, along with the end of quantitative easing. We will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2011 would have grown to $18,814. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2011 would have grown to $45,285. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Moderately Conservative Allocation Fund	8.58%	7.41%	6.52%
Russell 3000 Index	25.66%	17.97%	16.30%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/21
Intermediate Bonds	32.0%
Short Term Bonds	23.0%
Large Cap Value Stocks	15.0%
International Stocks	8.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Domestic REITs	2.0%
Small Cap Value Stocks	1.0%
Small Cap Growth Stocks	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned 4.52% for the twelve-month period ending December 31, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 25.66% and the Bloomberg U.S. Aggregate Bond Index’s return of -1.54% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to large cap growth stocks, mid cap value stocks and REITs outperformed the Russell 3000 Index. However, allocations to large cap value stocks and international equities contributed negatively to performance. On the fixed income side, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Value, Flexibly Managed and International Equity Funds outperformed their respective benchmark by more than 2%, while the Penn Series Mid Core Value Fund underperformed its respective benchmark by more than 2%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
Looking ahead, interest rate policy is expected to tighten in response to rising inflation. The market is currently predicting three rate hikes throughout the course of 2022, along with the end of quantitative easing. We will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2011 — December 31, 2021
An investment of $10,000 in the Conservative Allocation Fund on December 31, 2011 would have grown to $15,589. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2011 would have grown to $45,285. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2011 would have grown to $13,307.
Average Annual Total Returns[1] as of 12/31/21
	1 Year	5 Year	10 Year
Conservative Allocation Fund	4.52%	5.41%	4.54%
Russell 3000 Index	25.66%	17.97%	16.30%
Bloomberg U.S. Aggregate Bond Index	(1.54%)	3.57%	2.90%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/21
Intermediate Bonds	42.0%
Short Term Bonds	33.0%
Large Cap Value Stocks	10.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	4.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning July 1, 2021 and held through December 31, 2021. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2021.
Disclosure of Fund Expenses
For the Period July 1, 2021 to December 31, 2021
Expense Table
	Beginning Value July 1, 2021	Ending Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,000.10	0.03%	$0.15
Hypothetical	$1,000.00	$ 1,025.05	0.03%	$0.15
Limited Maturity Bond Fund
Actual	$1,000.00	$ 997.80	0.69%	$ 3.47
Hypothetical	$1,000.00	$ 1,021.73	0.69%	$ 3.52

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2021	Ending Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	$1,000.00	$ 998.80	0.66%	$ 3.33
Hypothetical	$1,000.00	$ 1,021.88	0.66%	$ 3.36
High Yield Bond Fund
Actual	$1,000.00	$ 1,012.60	0.71%	$ 3.60
Hypothetical	$1,000.00	$ 1,021.63	0.71%	$ 3.62
Flexibly Managed Fund
Actual	$1,000.00	$ 1,076.60	0.86%	$ 4.50
Hypothetical	$1,000.00	$ 1,020.87	0.86%	$ 4.38
Balanced Fund
Actual	$1,000.00	$ 1,066.60	0.19%	$0.99
Hypothetical	$1,000.00	$ 1,024.25	0.19%	$0.97
Large Growth Stock Fund
Actual	$1,000.00	$ 1,035.00	0.93%	$ 4.77
Hypothetical	$1,000.00	$ 1,020.52	0.93%	$ 4.74
Large Cap Growth Fund
Actual	$1,000.00	$ 1,120.30	0.84%	$ 4.49
Hypothetical	$1,000.00	$ 1,020.97	0.84%	$ 4.28
Large Core Growth Fund
Actual	$1,000.00	$ 884.10	0.84%	$ 3.99
Hypothetical	$1,000.00	$ 1,020.97	0.84%	$ 4.28
Large Cap Value Fund
Actual	$1,000.00	$ 1,067.30	0.91%	$ 4.74
Hypothetical	$1,000.00	$ 1,020.62	0.91%	$ 4.63
Large Core Value Fund
Actual	$1,000.00	$ 1,073.70	0.93%	$ 4.86
Hypothetical	$1,000.00	$ 1,020.52	0.93%	$ 4.74
Index 500 Fund
Actual	$1,000.00	$ 1,114.80	0.34%	$ 1.81
Hypothetical	$1,000.00	$ 1,023.49	0.34%	$ 1.73
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,048.10	1.01%	$ 5.21
Hypothetical	$1,000.00	$ 1,020.11	1.01%	$ 5.14
Mid Cap Value Fund
Actual	$1,000.00	$ 1,056.50	0.84%	$ 4.35
Hypothetical	$1,000.00	$ 1,020.97	0.84%	$ 4.28
Mid Core Value Fund
Actual	$1,000.00	$ 1,064.50	0.98%	$ 5.10
Hypothetical	$1,000.00	$ 1,020.27	0.98%	$ 4.99
SMID Cap Growth Fund
Actual	$1,000.00	$ 997.00	1.02%	$ 5.13
Hypothetical	$1,000.00	$ 1,020.06	1.02%	$ 5.19
SMID Cap Value Fund
Actual	$1,000.00	$ 1,069.30	1.16%	$ 6.05
Hypothetical	$1,000.00	$ 1,019.36	1.16%	$ 5.90

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2021	Ending Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Growth Fund
Actual	$1,000.00	$ 1,021.50	0.99%	$ 5.04
Hypothetical	$1,000.00	$ 1,020.21	0.99%	$ 5.04
Small Cap Value Fund
Actual	$1,000.00	$ 1,055.70	0.98%	$ 5.08
Hypothetical	$1,000.00	$ 1,020.27	0.98%	$ 4.99
Small Cap Index Fund
Actual	$1,000.00	$ 973.20	0.72%	$ 3.58
Hypothetical	$1,000.00	$ 1,021.58	0.72%	$ 3.67
Developed International Index Fund
Actual	$1,000.00	$ 1,018.50	0.87%	$ 4.43
Hypothetical	$1,000.00	$ 1,020.82	0.87%	$ 4.43
International Equity Fund
Actual	$1,000.00	$ 1,054.40	1.04%	$ 5.39
Hypothetical	$1,000.00	$ 1,019.96	1.04%	$ 5.30
Emerging Markets Equity Fund
Actual	$1,000.00	$ 904.30	1.23%	$ 5.90
Hypothetical	$1,000.00	$ 1,019.00	1.23%	$ 6.26
Real Estate Securities Fund
Actual	$1,000.00	$ 1,175.20	0.95%	$ 5.21
Hypothetical	$1,000.00	$ 1,020.42	0.95%	$ 4.84
Aggressive Allocation Fund
Actual	$1,000.00	$ 1,048.10	0.34%	$ 1.76
Hypothetical	$1,000.00	$ 1,023.49	0.34%	$ 1.73
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,044.60	0.29%	$ 1.49
Hypothetical	$1,000.00	$ 1,023.74	0.29%	$ 1.48
Moderate Allocation Fund
Actual	$1,000.00	$ 1,032.40	0.29%	$ 1.49
Hypothetical	$1,000.00	$ 1,023.74	0.29%	$ 1.48
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,026.90	0.31%	$ 1.58
Hypothetical	$1,000.00	$ 1,023.64	0.31%	$ 1.58
Conservative Allocation Fund
Actual	$1,000.00	$ 1,015.20	0.33%	$ 1.68
Hypothetical	$1,000.00	$ 1,023.54	0.33%	$ 1.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATIONS — 67.5%
Federal Farm Credit Banks
0.530%, 01/18/22	$ 1,425	$ 1,425,318
2.600%, 01/18/22	1,500	1,501,776
1.600%, 01/21/22	1,000	1,000,845
0.050%, 01/31/22	10,000	9,999,583
0.040%, 02/10/22	5,000	4,999,778
0.040%, 02/24/22	2,000	1,999,967
0.375%, 04/08/22	6,961	6,966,773
Federal Home Loan Banks
0.040%, 01/12/22	2,000	1,999,975
0.025%, 01/19/22	10,000	9,999,875
2.430%, 02/28/22	10,000	10,036,980
2.500%, 03/11/22	12,145	12,201,899
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	10,715	10,723,120
0.250%, 06/08/22	1,875	1,876,281
Federal National Mortgage Association
2.000%, 01/05/22	8,468	8,469,791
2.625%, 01/11/22	3,728	3,730,612
0.035%, 01/12/22	10,000	9,999,893
2.250%, 04/12/22	5,607	5,640,998
Tennessee Valley Authority 0.030%, 01/05/22	7,000	6,999,977
TOTAL AGENCY OBLIGATIONS (Cost $109,573,441)		109,573,441

U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bills
0.031%, 02/08/22	10,000	9,999,678
0.043%, 03/03/22	10,000	9,999,271
0.065%, 03/24/22	10,000	9,998,531
TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,997,480)		29,997,480
	Number of Shares
SHORT-TERM INVESTMENTS — 13.7%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 0.020%) (Cost $22,208,069)	22,208,069	22,208,069
TOTAL INVESTMENTS — 99.7% (Cost $161,778,990)		$ 161,778,990
Other Assets & Liabilities — 0.3%		422,528
TOTAL NET ASSETS — 100.0%		$ 162,201,518

†	See Security Valuation Note.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligations	$109,573,441	$ —	$109,573,441	$—
U.S. Treasury Obligations	29,997,480	—	29,997,480	—
Short-Term Investments	22,208,069	22,208,069	—	—
Total Investments	$ 161,778,990	$ 22,208,069	$ 139,570,921	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 31.6%
Anchorage Capital CLO Ltd., Series 2013-1A Class A2R (3 M ICE LIBOR + 1.650%), 144A 1.771%, 10/13/30@,•	$ 2,830	$ 2,826,697
Arch Street CLO Ltd., Series 2016-2A Class BR2 (3 M ICE LIBOR + 1.700%, Floor 1.700%), 144A 1.832%, 10/20/28@,•	1,000	1,000,051
ASSURANT CLO Ltd., Series 2018-2A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%), 144A 1.172%, 04/20/31@,•	2,400	2,400,182
Babson CLO Ltd.,
Series 2014-IA Class BR (3 M ICE LIBOR + 2.200%), 144A, 2.332%, 07/20/25@,•	546	546,248
Series 2014-IA Class C (3 M ICE LIBOR + 3.450%), 144A, 3.582%, 07/20/25@,•	1,500	1,500,480
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 1.822%, 07/18/29@,•	1,500	1,500,174
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 1.232%, 01/20/31@,•	2,500	2,497,462
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M ICE LIBOR + 1.100%, Floor 1.100%), 144A, 1.210%, 03/15/36@,•	2,200	2,193,985
Series 2021-FL6 Class B (1 M ICE LIBOR + 1.600%, Floor 1.600%), 144A, 1.710%, 03/15/36@,•	2,500	2,489,949
CIFC Funding Ltd., Series 2014-2RA Class A1 (3 M ICE LIBOR + 1.050%, Floor 1.050%), 144A 1.174%, 04/24/30@,•	2,000	2,000,250
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 1.252%, 01/20/30@,•	3,000	2,993,649
Deerpath Capital CLO Ltd., Series 2018-1A Class B (3 M ICE LIBOR + 2.500%, Floor 2.500%), 144A 2.624%, 01/15/31@,•	2,000	2,000,486
ECMC Group Student Loan Trust,
Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 0.903%, 09/25/68@,•	3,343	3,365,263
Series 2019-1A Class A1A, 144A, 2.720%, 07/25/69@	1,696	1,736,880
	Par (000)	Value†

Edsouth Indenture No 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 0.673%, 02/26/29@,•	$ 2,984	$ 2,976,816
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.382%, 01/20/33@,•	1,500	1,471,803
Gallatin CLO IX Ltd., Series 2018-1A Class C1 (3 M ICE LIBOR + 2.100%, Floor 2.100%), 144A 2.230%, 01/21/28@,•	2,000	2,000,468
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR (3 M ICE LIBOR + 1.080%, Floor 1.080%), 144A 1.204%, 07/25/27@,•	100	99,481
KVK CLO Ltd., Series 2018-1A Class D (3 M ICE LIBOR + 3.000%), 144A 3.160%, 05/20/29@,•	2,000	1,985,098
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 1.810%, 11/15/30@,•	1,500	1,533,543
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 1.710%, 10/15/31@,•	1,499	1,523,001
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 1.560%, 07/16/40@,•	2,282	2,290,974
Navient Private Education Refi Loan Trust,
Series 2020-EA Class A, 144A, 1.690%, 05/15/69@	2,416	2,414,848
Series 2021-EA Class A, 144A, 0.970%, 12/16/69@	3,653	3,591,473
Navient Student Loan Trust,
Series 2016-5A Class A (1 M ICE LIBOR + 1.250%), 144A, 1.353%, 06/25/65@,•	4,732	4,837,777
Series 2018-1A Class A2 (1 M ICE LIBOR + 0.350%) , 144A, 0.453%, 03/25/67@,•	1,693	1,693,520
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 1.402%, 10/13/31@,•	1,966	1,965,884
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 1.882%, 10/30/30@,•	2,300	2,295,980
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 1.816%, 07/28/31@,•	2,000	2,000,364

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
SLM Private Education Loan Trust, Series 2014-A Class B, 144A 3.500%, 11/15/44@	$ 727	$ 727,943
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.693%, 03/25/55•	4,823	4,810,427
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 2.060%, 08/16/32@,•	2,405	2,439,338
Series 2021-C Class B, 144A, 2.300%, 01/15/53@	2,539	2,545,510
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 1.872%, 07/18/31@,•	1,500	1,488,021
Steele Creek CLO Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 1.630%, 04/21/31@,•	1,250	1,238,490
Towd Point Mortgage Trust, Series 2020-4 Class A2, 144A 2.500%, 10/25/60@	2,240	2,270,754
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.124%, 04/25/33@,•	1,500	1,503,221
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 4.424%, 01/25/34@,•	2,000	2,007,954
Verizon Owner Trust, Series 2019-A Class A1A, 2.930%, 09/20/23	1,278	1,285,259
TOTAL ASSET BACKED SECURITIES (Cost $82,133,375)		82,049,703

COMMERCIAL MORTGAGE BACKED SECURITIES — 13.8%
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 1.610%, 07/15/35@,•	2,000	1,992,446
BX Commercial Mortgage Trust,
Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%), 144A, 1.190%, 10/15/36@,•	1,275	1,273,399
Series 2020-BXLP Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 0.910%, 12/15/36@,•	2,505	2,503,616
	Par (000)	Value†

Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%), 144A 1.910%, 12/15/36@,•	$ 1,000	$ 990,314
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,715	2,794,636
FHLMC Multifamily Structured Pass Through Certificates,
Series K019 Class X1, 1.581%, 03/25/22•	19,268	193
Series K021 Class A2, 2.396%, 06/25/22	1,460	1,468,031
Series KC02 Class X3, 3.066%, 08/25/25•	14,500	1,194,912
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.743%, 07/25/24@,•	3,500	3,619,107
Series 2013-K25 Class C, 144A, 3.620%, 11/25/45@,•	2,110	2,149,150
Series 2013-K27 Class C, 144A, 3.496%, 01/25/46@,•	2,000	2,039,750
Series 2013-K35 Class B, 144A, 3.934%, 12/25/46@,•	2,260	2,358,857
Series 2014-K37 Class C, 144A, 4.560%, 01/25/47@,•	2,550	2,689,947
Series 2015-K44 Class B, 144A, 3.669%, 01/25/48@,•	3,675	3,861,540
Series 2016-K53 Class B, 144A, 4.021%, 03/25/49@,•	3,220	3,458,670
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 1.360%, 07/15/25@,•	1,846	1,839,126
GS Mortgage Securities Trust, Series 2010-C1 Class A2, 144A 4.592%, 08/10/43@	183	182,038
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 1.760%, 05/15/38@,•	1,500	1,492,462
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA, 144A 1.281%, 06/15/45@,•	32,551	31,210
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $38,744,887)		35,939,404

CORPORATE BONDS — 36.9%
Aerospace & Defense — 2.2%
The Boeing Co.
1.167%, 02/04/23	1,500	1,500,187
4.508%, 05/01/23	2,500	2,611,359

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Aerospace & Defense — (continued)
TransDigm, Inc., 144A 8.000%, 12/15/25@	$ 1,500	$ 1,582,500
		5,694,046
Airlines — 0.2%
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	620	633,797
Apparel — 0.4%
VF Corp. 2.050%, 04/23/22	1,126	1,131,720
Auto Manufacturers — 1.5%
BMW US Capital LLC, 144A 3.800%, 04/06/23@	2,250	2,333,181
Volkswagen Group of America Finance LLC, 144A 3.125%, 05/12/23@	1,500	1,542,168
		3,875,349
Banks — 4.7%
Bank of America Corp., Series L 3.950%, 04/21/25	2,010	2,149,251
First Maryland Capital II (3 M ICE LIBOR + 0.850%) 0.982%, 02/01/27•	3,500	3,388,271
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.470%) 3.599%µ,•	1,022	1,027,110
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.716%, 05/15/28•	2,500	2,409,616
Wells Fargo & Co. (3 M ICE LIBOR + 1.000%) 1.124%, 04/15/27•	3,250	3,167,112
		12,141,360
Beverages — 0.7%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	1,750	1,721,380
Biotechnology — 0.4%
Gilead Sciences, Inc. 0.750%, 09/29/23	1,124	1,119,385
Building Materials — 0.5%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	1,322	1,394,710
Chemicals — 1.4%
Westlake Chemical Corp. 0.875%, 08/15/24	1,500	1,477,564
WR Grace Holdings LLC, 144A 5.625%, 10/01/24@	2,000	2,105,280
		3,582,844
	Par (000)	Value†

Computers — 0.6%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	$ 1,500	$ 1,509,862
Diversified Financial Services — 2.3%
AerCap Ireland Capital DAC 3.500%, 01/15/25	2,500	2,610,357
Intercontinental Exchange, Inc. 0.700%, 06/15/23	1,500	1,496,556
OneMain Finance Corp. 8.250%, 10/01/23	1,750	1,927,188
		6,034,101
Electric — 6.2%
American Electric Power Co., Inc., Series M 0.750%, 11/01/23	2,500	2,483,051
CenterPoint Energy, Inc. (SOFR + 0.650%) 0.700%, 05/13/24•	1,000	1,000,259
Edison International 3.125%, 11/15/22	1,000	1,015,626
Georgia Power Co., Series A 2.100%, 07/30/23	1,900	1,933,759
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	2,092,680
OGE Energy Corp. 0.703%, 05/26/23	3,000	2,986,421
Pacific Gas and Electric Co. 1.750%, 06/16/22	1,500	1,500,004
San Diego Gas & Electric Co., Series PPP 1.914%, 02/01/22	115	114,741
Southern California Edison Co., Series E 3.700%, 08/01/25	2,750	2,937,309
		16,063,850
Electronics — 0.6%
TD SYNNEX Corp., 144A 1.250%, 08/09/24@	1,500	1,483,299
Energy-Alternate Sources — 0.6%
TerraForm Power Operating LLC, 144A 4.250%, 01/31/23@	1,500	1,533,750
Food — 0.5%
Albertsons Cos., Inc., 144A 3.500%, 02/15/23@	1,300	1,322,750
Healthcare Products — 1.5%
PerkinElmer, Inc. 0.850%, 09/15/24	1,000	985,982
Stryker Corp. 0.600%, 12/01/23	1,500	1,492,018

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/24	$ 1,500	$ 1,496,045
		3,974,045
Lodging — 0.7%
Hyatt Hotels Corp. 1.800%, 10/01/24	1,875	1,875,313
Machinery — Diversified — 0.9%
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,279,483
Media — 0.6%
Charter Communications Operating LLC 4.464%, 07/23/22	1,500	1,522,138
Oil & Gas — 1.9%
Phillips 66 0.900%, 02/15/24	2,000	1,985,488
Pioneer Natural Resources Co. 0.750%, 01/15/24	1,500	1,479,900
Southwestern Energy Co. 4.100%, 03/15/22	1,500	1,500,510
		4,965,898
Packaging and Containers — 0.9%
Ball Corp. 4.000%, 11/15/23	2,250	2,348,437
Pharmaceuticals — 1.6%
AbbVie, Inc. 2.300%, 11/21/22	500	507,023
Bristol-Myers Squibb Co. 2.600%, 05/16/22	1,000	1,008,289
Elanco Animal Health, Inc. 5.272%, 08/28/23	1,645	1,750,305
Viatris, Inc., (effective yield 1.147%) 1.125%, 06/22/22	1,000	1,002,228
		4,267,845
Real Estate Investment Trusts — 1.4%
SBA Tower Trust, 144A 1.884%, 07/15/50@	2,500	2,496,707
Simon Property Group LP 3.500%, 09/01/25	1,000	1,066,173
		3,562,880
Retail — 0.9%
Yum! Brands, Inc., 144A 7.750%, 04/01/25@	2,250	2,370,937
Semiconductors — 1.2%
Qorvo, Inc., 144A 1.750%, 12/15/24@	1,500	1,500,964
Skyworks Solutions, Inc. 0.900%, 06/01/23	1,500	1,492,405
		2,993,369
	Par (000)	Value†

Software — 0.6%
VMware, Inc. 1.000%, 08/15/24	$ 1,500	$ 1,485,827
Telecommunications — 1.9%
Sprint Corp. 7.875%, 09/15/23	2,000	2,202,500
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,589,846
Verizon Communications, Inc. 1.450%, 03/20/26	1,250	1,244,329
		5,036,675
TOTAL CORPORATE BONDS (Cost $95,726,769)		95,925,050

RESIDENTIAL MORTGAGE BACKED SECURITIES — 15.0%
Collateralized Mortgage Obligations — 13.3%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	1,293	1,292,168
Bunker Hill Loan Depositary Trust,
STEP, Series 2019-2 Class A3, 144A, 3.185%, 07/25/49@,•	3,068	3,085,615
Series 2020-1 Class M1, 144A, 4.353%, 02/25/55@,•	2,250	2,308,522
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	776	780,323
Flagstar Mortgage Trust, Series 2020-2 Class A4, 144A 3.000%, 08/25/50@,•	1,806	1,811,921
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	1,683	1,686,955
GS Mortgage-Backed Securities Trust, Series 2021-PJ7 Class A8, 144A 2.500%, 01/25/52@,•	4,712	4,770,757
JP Morgan Mortgage Trust,
Series 2017-3 Class 1A13, 144A, 3.500%, 08/25/47@,•	4,042	4,076,520
Series 2019-9 Class A3, 144A, 3.500%, 05/25/50@,•	1,916	1,946,744
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	419	423,881
Seasoned Loans Structured Transaction Trust Series, Series 2020-2 Class A1D 1.750%, 09/25/30	1,660	1,663,222
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	2,749	2,761,752

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
Verus Securitization Trust,
Series 2019-INV2 Class A3, 144A, 3.219%, 07/25/59@,•	$ 2,531	$ 2,541,962
Series 2020-2 Class M1, 144A, 5.360%, 05/25/60@,•	1,150	1,182,422
Visio Trust, Series 2020-1R Class M1, 144A 2.926%, 11/25/55@	2,500	2,498,709
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2 Class A1, 144A 3.000%, 12/25/49@,•	1,652	1,676,805
		34,508,278
Fannie Mae REMICS — 0.7%
Series 2012-152 Class TA 2.500%, 09/25/42	1,952	1,958,700
Freddie Mac REMICS — 1.0%
Series 4523 Class VB, 3.500%, 08/15/34	2,298	2,342,835
Series 4895 Class C, 4.500%, 02/15/49	203	212,344
		2,555,179
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $39,356,347)		39,022,157

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Note 0.500%, 03/15/23 (Cost $4,501,050)	4,500	4,501,758
	Number of Shares
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $452,671)	452,671	452,671
TOTAL INVESTMENTS — 99.2% (Cost $260,915,099)		$ 257,890,743
Other Assets & Liabilities — 0.8%		2,093,668
TOTAL NET ASSETS — 100.0%		$ 259,984,411

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $162,761,011, which represents 62.6% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
STEP— Step Coupon Bond.
Country Weightings as of 12/31/2021††
United States	82%
Cayman Islands	16
Ireland	1
United Kingdom	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 82,049,703	$ —	$ 82,049,703	$—
Commercial Mortgage Backed Securities	35,939,404	—	35,939,404	—
Corporate Bonds	95,925,050	—	95,925,050	—
Residential Mortgage Backed Securities	39,022,157	—	39,022,157	—
U.S. Treasury Obligations	4,501,758	—	4,501,758	—
Short-Term Investments	452,671	452,671	—	—
Total Investments	$ 257,890,743	$ 452,671	$ 257,438,072	$ —

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Limited Maturity Bond Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$ 41,992	$ 41,992	$ —	$—
Total Assets—Other Financial Instruments	$ 41,992	$ 41,992	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(24,973)	$(24,973)	$—	$—
Total Liabilities—Other Financial Instruments	$ (24,973)	$ (24,973)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/31/22	197	2,000	$109	$42,979,860	$ —	$(24,973)
Long	U.S. Treasury 10 Year Ultra Note	03/22/22	20	1,000	146	2,928,750	41,992	—
							$41,992	$(24,973)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 16.9%
ALM Ltd., Series 2020-1A Class A2 (3 M ICE LIBOR + 1.850%), 144A 1.974%, 10/15/29@,•	$ 3,000	$ 3,000,483
Arch Street CLO Ltd., Series 2016-2A Class BR2 (3 M ICE LIBOR + 1.700%, Floor 1.700%), 144A 1.832%, 10/20/28@,•	4,000	4,000,204
Battalion CLO XV Ltd., Series 2020-15A Class A1 (3 M ICE LIBOR + 1.350%, Floor 1.350%), 144A 1.472%, 01/17/33@,•	4,000	4,000,308
Black Diamond CLO Ltd., Series 2019-2A Class A1A (3 M ICE LIBOR + 1.430%, Floor 1.430%), 144A 1.554%, 07/23/32@,•	2,761	2,759,901
Deerpath Capital CLO Ltd., Series 2020-1A Class A1 (3 M ICE LIBOR + 1.850%, Floor 1.850%), 144A 1.972%, 04/17/32@,•	2,500	2,503,353
ECMC Group Student Loan Trust, Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A 0.903%, 09/25/68@,•	3,343	3,365,263
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.382%, 01/20/33@,•	4,000	3,924,808
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%), 144A 1.852%, 04/18/31@,•	3,000	3,000,033
Highbridge Loan Management Ltd., Series 2015-7A Class A2R (3 M ICE LIBOR + 0.900%), 144A 1.056%, 03/15/27@,•	2,000	1,999,996
Honda Auto Receivables Owner Trust, Series 2020-1 Class A4, 1.630%, 10/21/26	3,000	3,031,064
KVK CLO Ltd., Series 2018-1A Class D (3 M ICE LIBOR + 3.000%), 144A 3.160%, 05/20/29@,•	3,000	2,977,647
Nassau Ltd., Series 2017-IA Class A1BR, 144A 2.730%, 10/15/29@	3,000	3,001,197
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 1.402%, 10/13/31@,•	2,457	2,457,355
	Par (000)	Value†

OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 1.882%, 10/30/30@,•	$4,000	$ 3,993,008
SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 1.103%, 04/27/43•	4,860	4,509,888
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.693%, 03/25/55•	4,220	4,209,123
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 2.060%, 08/16/32@,•	5,000	5,071,389
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	2,430	2,539,996
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	5,138,801
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A, 1.853%, 06/15/31@,•	3,250	3,180,226
Series 2018-2A Class A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A, 1.360%, 08/18/31@,•	4,500	4,493,218
Telos CLO Ltd., Series 2013-3A Class BR (3 M ICE LIBOR + 2.000%), 144A 2.122%, 07/17/26@,•	2,211	2,210,540
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.124%, 04/25/33@,•	2,000	2,004,294
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 4.424%, 01/25/34@,•	2,500	2,509,943
TOTAL ASSET BACKED SECURITIES (Cost $79,766,582)		79,882,038

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.2%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,614,452
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 1.610%, 07/15/35@,•	2,000	1,992,446
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,525	4,657,727

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FHLMC Multifamily Structured Pass Through Certificates,
Series K019 Class X1, 1.581%, 03/25/22•	$34,761	$ 348
Series K043 Class A2, 3.062%, 12/25/24	3,000	3,150,695
Series K094 Class A2, 2.903%, 06/25/29	2,000	2,162,871
Series K107 Class A1, 1.228%, 10/25/29	7,337	7,275,073
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,551,643
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 3.933%, 02/25/25@,•	6,610	6,983,534
Series 2019-K735 Class B, 144A, 4.019%, 05/25/26@,•	6,000	6,461,956
Series 2012-K19 Class C, 144A, 4.013%, 05/25/45@,•	4,500	4,506,567
Series 2012-K23 Class C, 144A, 3.656%, 10/25/45@,•	5,000	5,071,064
Series 2013-K27 Class C, 144A, 3.496%, 01/25/46@,•	3,647	3,719,484
Series 2015-K48 Class B, 144A, 3.642%, 08/25/48@,•	5,000	5,273,252
Series 2016-K52 Class B, 144A, 3.926%, 01/25/49@,•	5,065	5,435,482
Series 2017-K729 Class C, 144A, 3.673%, 11/25/49@,•	2,460	2,544,778
Series 2017-K63 Class B, 144A, 3.873%, 02/25/50@,•	1,500	1,611,144
Series 2018-K85 Class C, 144A, 4.320%, 12/25/50@,•	3,500	3,793,464
Series 2019-K102 Class B, 144A, 3.530%, 12/25/51@,•	5,000	5,251,470
Government National Mortgage Association, Series 2011-77 Class D 4.309%, 10/16/45•	3	2,549
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	3,144,027
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $79,610,484)		81,204,026
Number of Shares
PREFERRED STOCKS — 1.1%
Banks — 0.3%
Wells Fargo & Co., Series Z	60,000	1,551,600
	Number of Shares	Value†

Electric — 0.8%
Duke Energy Corp.	134,000	$ 3,580,480
TOTAL PREFERRED STOCKS (Cost $5,084,700)		5,132,080
	Par (000)
CORPORATE BONDS — 44.0%
Aerospace & Defense — 1.5%
General Dynamics Corp. 3.500%, 05/15/25	$ 3,000	3,199,485
The Boeing Co.
2.196%, 02/04/26	2,000	2,000,074
3.250%, 02/01/35	1,950	1,967,734
		7,167,293
Agriculture — 0.7%
Cargill, Inc., 144A 3.250%, 03/01/23@	3,000	3,086,660
Airlines — 1.1%
Delta Air Lines Pass Through Trust, Series 2015-1 Class B 4.250%, 01/30/25	1,809	1,868,453
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	2,226	2,273,711
United Airlines Pass Through Trust, Series 2014-1 Class B 4.750%, 10/11/23	1,198	1,210,067
		5,352,231
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	3,139,319
Auto Manufacturers — 1.3%
BMW US Capital LLC, 144A 3.450%, 04/12/23@	4,000	4,125,108
Ford Motor Co. 4.750%, 01/15/43	2,000	2,207,500
		6,332,608
Banks — 3.8%
Allfirst Preferred Capital Trust (3 M ICE LIBOR + 1.500%) 1.624%, 07/15/29•	3,500	3,462,994
JPMorgan Chase & Co.
(3 M ICE LIBOR + 0.500%), 0.632%, 02/01/27•	3,200	3,120,111
(3 M ICE LIBOR + 3.470%), 3.599%µ,•	2,000	2,010,000
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 0.954%, 07/01/28•	2,640	2,540,524

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — (continued)
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.716%, 05/15/28•	$ 3,830	$ 3,691,531
The Goldman Sachs Group, Inc. (SOFR + 1.248%) 2.383%, 07/21/32•	3,000	2,957,239
		17,782,399
Beverages — 0.6%
Constellation Brands, Inc. 2.250%, 08/01/31	3,000	2,935,553
Biotechnology — 0.6%
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	2,878,495
Building Materials — 2.0%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	2,204	2,325,220
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,195,588
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,868,016
		9,388,824
Chemicals — 0.7%
WR Grace Holdings LLC, 144A 5.625%, 10/01/24@	3,000	3,157,920
Commercial Services — 1.8%
IHS Markit Ltd., 144A 5.000%, 11/01/22@	2,500	2,571,250
The Georgetown University, Series B 4.315%, 04/01/49	2,485	3,054,147
University of Southern California 3.028%, 10/01/39	2,820	2,999,126
		8,624,523
Computers — 1.2%
Apple, Inc. 3.850%, 08/04/46	4,000	4,755,855
Dell International LLC 5.450%, 06/15/23	800	843,980
		5,599,835
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC 3.000%, 10/29/28	3,000	3,045,015
OneMain Finance Corp. 8.250%, 10/01/23	3,000	3,303,750
		6,348,765
Electric — 3.4%
Edison International 3.550%, 11/15/24	2,000	2,092,428
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	3,668,475
	Par (000)	Value†

Electric — (continued)
Monongahela Power Co., 144A 3.550%, 05/15/27@	$ 2,500	$ 2,675,337
Northern States Power Co. 3.600%, 09/15/47	4,000	4,512,442
Pacific Gas and Electric Co. 4.000%, 12/01/46	3,000	2,921,495
		15,870,177
Food — 2.9%
Kellogg Co. 2.650%, 12/01/23	2,501	2,577,640
Land O' Lakes, Inc., 144A 6.000%, 11/15/22@	3,500	3,607,005
Mars, Inc., 144A 1.625%, 07/16/32@	3,000	2,835,300
The Hershey Co. 1.700%, 06/01/30	2,000	1,959,047
The J.M. Smucker Co. 3.375%, 12/15/27	2,750	2,940,441
		13,919,433
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,628,589
Healthcare Products — 0.4%
PerkinElmer, Inc. 2.250%, 09/15/31	2,000	1,947,023
Healthcare Services — 1.5%
Centene Corp.
3.375%, 02/15/30	1,000	1,020,210
2.500%, 03/01/31	2,000	1,947,030
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	1,960,734
Molina Healthcare, Inc., 144A 3.875%, 05/15/32@	2,000	2,012,500
		6,940,474
Household Products & Wares — 1.1%
Church & Dwight Co., Inc. 2.300%, 12/15/31	3,000	3,029,247
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	2,157,090
		5,186,337
Internet — 0.8%
Alibaba Group Holding Ltd.
3.400%, 12/06/27	1,000	1,059,288
2.125%, 02/09/31	3,000	2,899,601
		3,958,889
Investment Companies — 0.7%
Ares Capital Corp. 2.875%, 06/15/28	3,500	3,493,532

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — 1.8%
Charter Communications Operating LLC 4.464%, 07/23/22	$ 3,000	$ 3,044,277
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,038,795
Comcast Corp. 3.250%, 11/01/39	4,000	4,231,308
		8,314,380
Oil & Gas — 0.5%
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,540,243
Packaging and Containers — 0.2%
Graphic Packaging International LLC, 144A 3.750%, 02/01/30@	1,000	1,010,700
Pharmaceuticals — 3.9%
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,132,925
Bristol-Myers Squibb Co. 3.400%, 07/26/29	3,000	3,288,104
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,324,603
Johnson & Johnson 3.625%, 03/03/37	3,000	3,449,979
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,179,958
Merck & Co., Inc. 3.900%, 03/07/39	2,200	2,588,423
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,303,990
		18,267,982
Real Estate Investment Trusts — 1.4%
Alexandria Real Estate Equities, Inc. 2.000%, 05/18/32	2,000	1,912,457
Kimco Realty Corp. 2.800%, 10/01/26	3,000	3,119,800
SBA Tower Trust, 144A 1.884%, 07/15/50@	1,500	1,498,024
		6,530,281
Retail — 0.8%
AutoNation, Inc. 1.950%, 08/01/28	1,500	1,468,000
The Home Depot, Inc. 2.750%, 09/15/51	2,357	2,350,250
		3,818,250
Semiconductors — 0.4%
NPX BV, 144A 3.150%, 05/01/27@	2,000	2,104,405
Software — 2.1%
Microsoft Corp. 3.750%, 02/12/45	1,900	2,242,529
	Par (000)	Value†

Software — (continued)
Roper Technologies, Inc. 1.400%, 09/15/27	$ 1,500	$ 1,456,534
salesforce.com, Inc. 2.700%, 07/15/41	3,000	3,005,036
VMware, Inc. 2.950%, 08/21/22	3,000	3,035,247
		9,739,346
Telecommunications — 2.9%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	4,162,777
Sprint Corp. 7.875%, 09/15/23	3,000	3,303,750
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	3,015,000
Verizon Communications, Inc. 2.100%, 03/22/28	3,000	3,008,141
		13,489,668
Transportation — 1.3%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	2,266	2,466,343
Federal Express Corp. Pass Through Trust, Series 1999-1A 7.650%, 07/15/24	131	135,138
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,651,194
		6,252,675
TOTAL CORPORATE BONDS (Cost $203,908,198)		207,806,809

MUNICIPAL BONDS — 1.0%
University of Massachusetts Building Authority, Series 3 2.417%, 11/01/28 (Cost $4,689,962)	4,690	4,873,300

RESIDENTIAL MORTGAGE BACKED SECURITIES — 11.4%
Collateralized Mortgage Obligations — 7.5%
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	3,294	3,301,033
JP Morgan Mortgage Trust,
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	5,899	5,900,600
Series 2021-1 Class A15, 144A, 2.500%, 06/25/51@,•	4,411	4,379,686
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	5,565	5,501,414
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	3,089,915

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
Sequoia Mortgage Trust,
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	$ 1,021	$ 1,030,494
Series 2017-CH2 Class A1, 144A, 4.000%, 12/25/47@,•	682	689,155
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	3,424	3,412,067
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	3,666	3,682,336
Verus Securitization Trust, Series 2019-INV2 Class A3, 144A 3.219%, 07/25/59@,•	2,531	2,541,962
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	1,716	1,744,513
		35,273,175
Fannie Mae Pool — 2.3%
2.000%, 11/01/40	1,890	1,909,897
3.500%, 11/01/44	1,007	1,046,993
2.000%, 11/01/51	4,968	4,959,163
2.000%, 12/01/51	2,992	2,987,278
		10,903,331
Freddie Mac Pool — 1.1%
2.000%, 10/01/51	4,936	4,927,669
Freddie Mac REMICS — 0.5%
Series 4523 Class VB 3.500%, 08/15/34	2,400	2,446,825
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $54,129,839)		53,551,000

U.S. TREASURY OBLIGATIONS — 6.4%
U.S. Treasury Bonds
1.125%, 08/15/40	4,500	3,941,719
2.250%, 05/15/41	3,000	3,160,781
2.750%, 08/15/42	1,800	2,057,555
2.875%, 05/15/43	1,750	2,040,391
U.S. Treasury Inflation Indexed Bonds
0.125%, 07/15/30	2,589	2,897,839
1.000%, 02/15/46	2,043	2,792,984
U.S. Treasury Notes
2.000%, 07/31/22(a)	600	606,164
0.500%, 03/15/23	4,500	4,501,758
0.500%, 05/31/27	1,500	1,437,363
0.500%, 06/30/27	4,000	3,830,469
1.625%, 08/15/29	2,950	2,995,517
TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,009,523)		30,262,540

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $4,908,937)	4,908,937	$ 4,908,937
TOTAL INVESTMENTS — 99.1% (Cost $461,108,225)		$ 467,620,730
Other Assets & Liabilities — 0.9%		4,445,642
TOTAL NET ASSETS — 100.0%		$ 472,066,372

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $197,739,379, which represents 41.9% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
(a)	All or portion of securities segregated as collateral for futures contracts.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
Country Weightings as of 12/31/2021††
United States	87%
Cayman Islands	10
United Kingdom	1
China	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2021.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Quality Bond Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 79,882,038	$ —	$ 79,882,038	$—
Commercial Mortgage Backed Securities	81,204,026	—	81,204,026	—
Preferred Stocks	5,132,080	5,132,080	—	—
Corporate Bonds	207,806,809	—	207,806,809	—
Municipal Bonds	4,873,300	—	4,873,300	—
Residential Mortgage Backed Securities	53,551,000	—	53,551,000	—
U.S. Treasury Obligations	30,262,540	—	30,262,540	—
Short-Term Investments	4,908,937	4,908,937	—	—
Total Investments	$ 467,620,730	$ 10,041,017	$ 457,579,713	$ —
Other Financial Instruments(1)
Futures Contracts	$ 558,140	$ 558,140	$ —	$—
Total Assets—Other Financial Instruments	$ 558,140	$ 558,140	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(314,045)	$(314,045)	$—	$—
Total Liabilities—Other Financial Instruments	$ (314,045)	$ (314,045)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/31/22	818	2,000	$109	$178,464,595	$ —	$(103,697)
Long	U.S. Treasury 5 Year Note	03/31/22	80	1,000	121	9,678,125	40,479	—
Long	U.S. Treasury 10 Year Note	03/22/22	40	1,000	130	5,218,750	51,173	—
Long	U.S. Treasury Ultra Bond	03/22/22	149	1,000	197	29,371,625	466,488	—
							$ 558,140	$(103,697)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 10 Year Ultra Note	03/22/22	(100)	1,000	$147	$(14,643,750)	$ —	$(210,348)
							$ —	$(210,348)
							$558,140	$ (314,045)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 3.2%
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class CR (3 M ICE LIBOR + 3.700%), 144A 3.824%, 07/15/29@,•	$ 1,050	$ 1,022,850
CFIP CLO Ltd., Series 2018-1A Class E (3 M ICE LIBOR + 6.350%) , 144A 6.472%, 07/18/31@,•	1,500	1,454,105
First Eagle BSL CLO Ltd., Series 2019-1A Class C (3 M ICE LIBOR + 4.350%, Floor 4.350%), 144A 4.482%, 01/20/33@,•	1,500	1,500,092
OCP CLO Ltd., Series 2017-13A Class DR (3 M ICE LIBOR + 6.500%, Floor 6.500%) , 144A 6.624%, 07/15/30@,•	1,400	1,381,563
TOTAL ASSET BACKED SECURITIES (Cost $5,408,912)		5,358,610
	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B(1),* (Cost $24,225)	1	0

PREFERRED STOCKS — 1.3%
Engineering & Construction — 0.5%
Fluor Corp. CONV	700	922,880
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),*	725	0
Pipelines — 0.8%
Targa Resources Corp. CONV	1,175	1,265,153
TOTAL PREFERRED STOCKS (Cost $2,073,649)		2,188,033
	Par (000)
CORPORATE BONDS — 83.0%
Advertising — 0.6%
Midas OpCo Holdings LLC, 144A 5.625%, 08/15/29@	$ 1,050	1,074,938
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc. 6.875%, 05/01/25	700	804,233
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,455,125
		2,259,358
	Par (000)	Value†

Airlines — 1.7%
American Airlines, Inc. Pass Through Trust, Series 2021-1 Class B 3.950%, 01/11/32	$ 700	$ 693,570
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	700	764,871
United Airlines, Inc. Pass Through Trust,
Series 2020-1 Class B, 4.875%, 07/15/27	629	654,507
Series 2020-1 Class A, 5.875%, 04/15/29	632	692,757
		2,805,705
Apparel — 0.4%
The William Carter Co., 144A 5.500%, 05/15/25@	700	726,250
Auto Manufacturers — 1.1%
Ford Motor Co. 4.750%, 01/15/43	1,050	1,158,938
Ford Motor Credit Co., LLC 5.125%, 06/16/25	700	761,250
		1,920,188
Auto Parts & Equipment — 2.3%
Adient U.S. LLC, 144A 9.000%, 04/15/25@	1,050	1,115,625
Clarios Global LP/Clarios US Finance Co., 144A 8.500%, 05/15/27@	1,050	1,113,000
Tenneco, Inc., 144A 7.875%, 01/15/29@	770	831,600
The Goodyear Tire & Rubber Co., 144A 5.000%, 07/15/29@	700	751,940
		3,812,165
Building Materials — 1.2%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	880	928,400
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,141,250
		2,069,650
Chemicals — 1.7%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 144A 4.750%, 06/15/27@	700	729,750
Olympus Water US Holding Corp., 144A 6.250%, 10/01/29@	700	682,500
Tronox, Inc., 144A 6.500%, 05/01/25@	700	739,830

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — (continued)
WR Grace Holdings LLC, 144A 5.625%, 08/15/29@	$ 700	$ 716,625
		2,868,705
Commercial Services — 4.7%
Albion Financing 1 SARL / Aggreko Holdings, Inc., 144A 6.125%, 10/15/26@	700	707,000
ASGN, Inc., 144A 4.625%, 05/15/28@	700	724,710
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	700	687,533
NESCO Holdings II, Inc., 144A 5.500%, 04/15/29@	700	722,750
Nielsen Finance LLC/Nielsen Finance Co., 144A 5.625%, 10/01/28@	700	722,750
Service Corp. International 7.500%, 04/01/27	1,750	2,100,000
Sotheby's/Bidfair Holdings, Inc., 144A 5.875%, 06/01/29@	1,400	1,428,000
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	875	919,581
		8,012,324
Computers — 0.9%
NCR Corp.
144A, 5.750%, 09/01/27@	750	783,750
144A, 5.125%, 04/15/29@	700	724,640
		1,508,390
Cosmetics & Personal Care — 0.9%
Coty Inc/HFC Prestige Products, Inc./HFC Prestige International US LLC, 144A 4.750%, 01/15/29@	700	711,375
Coty, Inc., 144A 5.000%, 04/15/26@	770	793,123
		1,504,498
Distribution & Wholesale — 0.8%
IAA, Inc., 144A 5.500%, 06/15/27@	1,000	1,036,250
Ritchie Bros Holdings, Inc., 144A 4.750%, 12/15/31@	350	365,313
		1,401,563
Diversified Financial Services — 2.5%
LFS Topco LLC, 144A 5.875%, 10/15/26@	700	722,750
Midcap Financial Issuer Trust, 144A 6.500%, 05/01/28@	875	912,188
Navient Corp. 5.500%, 03/15/29	700	698,250
OneMain Finance Corp. 8.250%, 10/01/23	1,050	1,156,312
	Par (000)	Value†

Diversified Financial Services — (continued)
PRA Group, Inc., 144A 5.000%, 10/01/29@	$ 700	$ 701,750
		4,191,250
Electric — 2.0%
FirstEnergy Corp. 4.400%, 07/15/27	1,210	1,303,838
Vistra Corp. (UST Yield Curve CMT 5 Yr + 5.740%) , 144A 7.000%@,µ,•	1,050	1,063,534
Vistra Operations Co., LLC, 144A 5.000%, 07/31/27@	1,050	1,089,711
		3,457,083
Electrical Components & Equipment — 0.4%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	350	371,000
144A, 7.250%, 06/15/28@	350	383,688
		754,688
Electronics — 0.9%
Imola Merger Corp., 144A 4.750%, 05/15/29@	1,400	1,434,461
Entertainment — 3.1%
Affinity Gaming, 144A 6.875%, 12/15/27@	1,200	1,248,000
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	772,500
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	700	707,000
Lions Gate Capital Holdings LLC, 144A 5.500%, 04/15/29@	700	712,250
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 144A 4.875%, 05/01/29@	700	703,500
Scientific Games International, Inc., 144A 7.000%, 05/15/28@	1,050	1,118,250
		5,261,500
Environmental Control — 1.5%
Clean Harbors, Inc.
144A, 4.875%, 07/15/27@	750	772,500
144A, 5.125%, 07/15/29@	750	795,000
Waste Pro USA, Inc., 144A 5.500%, 02/15/26@	1,000	995,000
		2,562,500
Food — 3.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	1,101,912

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
JBS USA LUX S.A./JBS USA Finance, Inc., 144A 6.750%, 02/15/28@	$ 1,400	$ 1,510,264
Performance Food Group, Inc., 144A 5.500%, 10/15/27@	1,105	1,153,344
Pilgrim's Pride Corp., 144A 3.500%, 03/01/32@	1,050	1,060,500
Post Holdings, Inc., 144A 5.750%, 03/01/27@	1,000	1,032,500
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	700	733,250
		6,591,770
Food Service — 0.4%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	700	731,500
Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ	1,000	1,027,500
Healthcare Products — 1.6%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	750	781,875
Mozart Debt Merger Sub, Inc., 144A 5.250%, 10/01/29@	700	709,548
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 144A 7.375%, 06/01/25@	1,120	1,181,600
		2,673,023
Healthcare Services — 6.1%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	700	735,749
Catalent Pharma Solutions, Inc., 144A 5.000%, 07/15/27@	1,160	1,205,240
Centene Corp.
4.250%, 12/15/27	1,050	1,094,625
3.375%, 02/15/30	700	714,147
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	1,092,000
CHS/Community Health Systems, Inc., 144A 8.000%, 12/15/27@	1,050	1,134,000
HCA, Inc. 5.875%, 02/15/26	1,575	1,777,808
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	1,026,250
Tenet Healthcare Corp.
144A, 4.375%, 01/15/30@	700	708,876
6.875%, 11/15/31	700	799,750
		10,288,445
	Par (000)	Value†

Home Builders — 0.9%
Meritage Homes Corp., 144A 3.875%, 04/15/29@	$ 700	$ 735,000
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	700	722,750
		1,457,750
Insurance — 0.4%
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	700	707,000
Internet — 0.9%
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	1,400	1,447,250
Investment Companies — 0.6%
Compass Group Diversified Holdings LLC
144A, 5.250%, 04/15/29@	700	733,250
144A, 5.000%, 01/15/32@	350	358,750
		1,092,000
Iron & Steel — 0.8%
Cleveland-Cliffs, Inc., 144A 9.875%, 10/17/25@	1,200	1,358,148
Machinery — Construction & Mining — 0.4%
Terex Corp., 144A 5.000%, 05/15/29@	700	719,250
Machinery — Diversified — 1.4%
Granite US Holdings Corp., 144A 11.000%, 10/01/27@	1,050	1,141,875
Stevens Holding Co., Inc., 144A 6.125%, 10/01/26@	1,200	1,279,500
		2,421,375
Media — 3.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 5.125%, 05/01/27@	1,000	1,030,000
CSC Holdings LLC, 144A 6.500%, 02/01/29@	700	749,000
DISH DBS Corp., 144A 5.750%, 12/01/28@	700	707,000
Gray Escrow II, Inc., 144A 5.375%, 11/15/31@	1,050	1,080,187
Gray Television, Inc., 144A 7.000%, 05/15/27@	700	748,125
iHeartCommunications, Inc., 144A 5.250%, 08/15/27@	700	728,070
Nexstar Media, Inc., 144A 5.625%, 07/15/27@	700	731,500
Urban One, Inc., 144A 7.375%, 02/01/28@	700	721,000
		6,494,882

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — 1.0%
Arconic Corp., 144A 6.125%, 02/15/28@	$ 875	$ 931,175
Freeport-McMoRan, Inc. 5.000%, 09/01/27	700	728,000
		1,659,175
Miscellaneous Manufacturing — 1.0%
FXI Holdings, Inc., 144A 12.250%, 11/15/26@	1,468	1,649,738
Oil & Gas — 8.0%
Apache Corp. 4.875%, 11/15/27	705	768,450
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 8.250%, 12/31/28@	1,050	1,094,625
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,500	1,604,625
Comstock Resources, Inc., 144A 6.750%, 03/01/29@	1,050	1,137,433
CrownRock LP/CrownRock Finance, Inc., 144A 5.000%, 05/01/29@	700	726,250
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,050	1,090,688
Endeavor Energy Resources LP/EER Finance, Inc., 144A 5.750%, 01/30/28@	700	741,489
EQT Corp., 144A 3.625%, 05/15/31@	1,120	1,162,000
Northern Oil & Gas, Inc., 144A 8.125%, 03/01/28@	700	738,500
Occidental Petroleum Corp. 8.500%, 07/15/27	1,050	1,309,875
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,213,250
Southwestern Energy Co.
8.375%, 09/15/28	1,400	1,562,750
4.750%, 02/01/32	350	368,452
		13,518,387
Oil & Gas Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp., 144A 6.875%, 04/01/27@	700	735,000
Packaging and Containers — 2.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 144A 5.250%, 08/15/27@	700	704,375
Berry Global, Inc., 144A 5.625%, 07/15/27@	750	784,688
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	700	724,556
	Par (000)	Value†

Packaging and Containers — (continued)
Mauser Packaging Solutions Holding Co., 144A 8.500%, 04/15/24@	$ 1,575	$ 1,626,187
		3,839,806
Pharmaceuticals — 2.2%
Elanco Animal Health, Inc. 5.900%, 08/28/28	1,050	1,218,000
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,449,616
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	1,050	1,096,914
		3,764,530
Pipelines — 3.5%
Cheniere Energy, Inc. 4.625%, 10/15/28	1,400	1,480,500
Hess Midstream Operations LP, 144A 5.625%, 02/15/26@	1,050	1,081,500
New Fortress Energy, Inc., 144A 6.500%, 09/30/26@	700	694,750
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
144A, 7.500%, 10/01/25@	1,050	1,136,625
144A, 6.000%, 09/01/31@	700	692,696
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875%, 02/01/31	700	760,165
		5,846,236
Real Estate — 2.3%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	763,290
Realogy Group LLC/Realogy Co-Issuer Corp.
144A, 7.625%, 06/15/25@	1,050	1,113,000
144A, 9.375%, 04/01/27@	1,050	1,134,000
The Howard Hughes Corp., 144A 5.375%, 08/01/28@	875	931,914
		3,942,204
Real Estate Investment Trusts — 1.3%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27	1,000	1,130,000
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27	1,050	1,098,562
		2,228,562
Retail — 5.1%
Asbury Automotive Group, Inc. 4.750%, 03/01/30	1,050	1,067,062

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Bath & Body Works, Inc., 144A 6.625%, 10/01/30@	$ 700	$ 792,750
Ken Garff Automotive LLC, 144A 4.875%, 09/15/28@	700	700,875
LCM Investments Holdings II LLC, 144A 4.875%, 05/01/29@	700	719,376
Lithia Motors, Inc., 144A 3.875%, 06/01/29@	700	714,630
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,092,000
QVC, Inc. 4.750%, 02/15/27	750	770,625
SRS Distribution, Inc., 144A 6.000%, 12/01/29@	700	703,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A 5.000%, 06/01/31@	775	783,719
Yum! Brands, Inc., 144A 7.750%, 04/01/25@	1,200	1,264,500
		8,609,037
Semiconductors — 0.7%
Sensata Technologies BV, 144A 5.625%, 11/01/24@	1,000	1,099,300
Software — 1.1%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	781,875
Consensus Cloud Solutions, Inc., 144A 6.500%, 10/15/28@	1,050	1,097,250
		1,879,125
Telecommunications — 3.9%
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	1,103,812
Frontier Communications Holdings LLC, 144A 5.875%, 10/15/27@	1,400	1,480,500
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,093,750
Level 3 Financing, Inc., 144A 4.625%, 09/15/27@	1,050	1,071,000
T-Mobile USA, Inc., 144A 3.500%, 04/15/31@	700	728,000
Viasat, Inc., 144A 5.625%, 04/15/27@	1,050	1,081,500
		6,558,562
Transportation — 0.4%
Seaspan Corp., 144A 5.500%, 08/01/29@	700	707,000
TOTAL CORPORATE BONDS (Cost $136,645,585)		140,671,771
	Par (000)	Value†

LOAN AGREEMENTS‡ — 3.0%
Auto Parts & Equipment — 1.0%
Adient U.S. LLC (3 M LIBOR + 3.500%) 3.590%, 04/10/28•	$ 697	$ 695,775
Clarios Global LP (1 M LIBOR + 3.250%) 3.354%, 04/30/26•	915	909,075
		1,604,850
Entertainment — 0.6%
Scientific Games International, Inc. (1 M LIBOR + 2.750%) 2.854%, 08/14/24•	1,039	1,034,818
Insurance — 0.4%
Asurion LLC (1 M LIBOR + 5.250%) 5.354%, 01/20/29•	700	696,647
Machinery — Diversified — 0.6%
Granite US Holdings Corp. (3 M LIBOR + 4.000%) 4.224%, 09/30/26•	1,027	1,025,931
Media — 0.4%
DIRECTV Financing LLC (3 M LIBOR + 5.000%) 5.750%, 08/02/27•	684	684,448
TOTAL LOAN AGREEMENTS (Cost $5,035,993)		5,046,694
	Number of Shares
SHORT-TERM INVESTMENTS — 7.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $12,261,095)	12,261,095	12,261,095
TOTAL INVESTMENTS — 97.7% (Cost $161,449,459)		$ 165,526,203
Other Assets & Liabilities — 2.3%		3,905,235
TOTAL NET ASSETS — 100.0%		$ 169,431,438

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
High Yield Bond Fund

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $116,144,705, which represents 68.5% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2021. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
UST— US Treasury.
Yr— Year.

Country Weightings as of 12/31/2021††
United States	94%
Cayman Islands	4
Ireland	1
Canada	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 5,358,610	$ —	$ 5,358,610	$—
Common Stocks	—	—	—	— (1)
Preferred Stocks	2,188,033	2,188,033	—	— (1)
Corporate Bonds	140,671,771	—	140,671,771	—
Loan Agreements	5,046,694	—	5,046,694	—
Short-Term Investments	12,261,095	12,261,095	—	—
Total Investments	$ 165,526,203	$ 14,449,128	$ 151,077,075	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	$4,827	$ 5,051,216
Series 2018-1A A2I, 144A, 4.116%, 07/25/48@	4,535	4,634,995
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,176	2,290,501
United Airlines Pass Through Trust, Series 2012-1, Class A, 4.150%, 10/11/25	1,285	1,332,570
TOTAL ASSET BACKED SECURITIES (Cost $12,780,823)		13,309,282
	Number of Shares
COMMON STOCKS — 71.9%
Aerospace & Defense — 0.5%
Lockheed Martin Corp.	28,800	10,235,808
Northrop Grumman Corp.	22,100	8,554,247
Teledyne Technologies, Inc.*	21,832	9,538,182
		28,328,237
Auto Parts & Equipment — 0.3%
Aurora Innovation, Inc.*	900,000	10,134,000
Aurora Innovation, Inc.*,#	769,649	8,232,935
		18,366,935
Banks — 5.4%
Bank of America Corp.	1,932,970	85,997,836
The PNC Financial Services Group, Inc.	1,052,860	211,119,487
		297,117,323
Beverages — 1.9%
Keurig Dr Pepper, Inc.	2,220,185	81,836,019
PepsiCo, Inc.	58,400	10,144,664
The Coca-Cola Co.	196,100	11,611,081
		103,591,764
Commercial Services — 0.6%
FleetCor Technologies, Inc.*	141,162	31,597,702
TransUnion	10,373	1,230,030
		32,827,732
Computers — 1.0%
Apple, Inc.	297,158	52,766,346
Diversified Financial Services — 2.7%
CME Group, Inc.	41,400	9,458,244
Intercontinental Exchange, Inc.	540,524	73,927,468
Mastercard, Inc., Class A	24,900	8,947,068
Visa, Inc., Class A	266,800	57,818,228
		150,151,008
Electric — 6.2%
Ameren Corp.	1,103,084	98,185,507
American Electric Power Co., Inc.	305,931	27,218,681
	Number of Shares	Value†

Electric — (continued)
CMS Energy Corp.	871,321	$ 56,679,431
Exelon Corp.	1,217,714	70,335,160
Public Service Enterprise Group, Inc.	1,313,927	87,678,349
		340,097,128
Electronics — 0.9%
TE Connectivity Ltd.	295,072	47,606,917
Environmental Control — 1.0%
Waste Connections, Inc.	376,675	51,329,502
Waste Management, Inc.	14,100	2,353,290
		53,682,792
Healthcare Products — 7.9%
Danaher Corp.	373,132	122,764,159
Hologic, Inc.*	277,684	21,259,487
Medtronic PLC	41,800	4,324,210
PerkinElmer, Inc.	462,725	93,035,489
Thermo Fisher Scientific, Inc.	290,488	193,825,213
		435,208,558
Healthcare Services — 6.4%
Humana, Inc.	327,089	151,723,504
UnitedHealth Group, Inc.	400,566	201,140,211
		352,863,715
Insurance — 2.5%
Marsh & McLennan Cos., Inc.	779,899	135,562,044
Internet — 11.8%
Alphabet, Inc., Class A*	44,270	128,251,961
Alphabet, Inc., Class C*	60,549	175,203,981
Amazon.com, Inc.*	87,020	290,154,267
Meta Platforms, Inc., Class A*	166,559	56,022,119
		649,632,328
Lodging — 1.2%
Hilton Worldwide Holdings, Inc.*	227,264	35,450,911
Marriott International, Inc., Class A*	167,761	27,720,828
		63,171,739
Machinery — Diversified — 0.7%
Ingersoll Rand, Inc.	635,610	39,325,191
Miscellaneous Manufacturing — 4.5%
General Electric Co.	2,586,791	244,374,146
Pharmaceuticals — 2.1%
Becton Dickinson and Co.	448,568	112,805,881
Retail — 4.0%
McDonald's Corp.	53,408	14,317,083
Ross Stores, Inc.	20,200	2,308,456
Yum! Brands, Inc.	1,463,656	203,243,272
		219,868,811
Semiconductors — 0.2%
NXP Semiconductors N.V.	51,600	11,753,448

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 9.7%
Fiserv, Inc.*	140,445	$ 14,576,787
Microsoft Corp.	1,243,457	418,199,458
Roper Technologies, Inc.	44,672	21,972,370
salesforce.com, Inc.*	311,234	79,093,896
		533,842,511
Telecommunications — 0.4%
Cisco Systems, Inc.	322,200	20,417,814
TOTAL COMMON STOCKS (Cost $2,888,624,749)		3,943,362,368

PREFERRED STOCKS — 1.3%
Auto Manufacturers — 0.4%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	22,523,988
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series D	12,000	305,760
Electric — 0.7%
American Electric Power Co., Inc., CONV	132,344	6,633,081
CMS Energy Corp., 2078	348,783	9,329,945
CMS Energy Corp., 2079	473,264	12,730,802
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)	253,661	6,356,745
		35,050,573
Gas — 0.2%
NiSource, Inc., CONV	70,356	7,879,168
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)	161,830	4,405,013
		12,284,181
TOTAL PREFERRED STOCKS (Cost $65,949,798)		70,164,502
	Par (000)
CORPORATE BONDS — 7.8%
Airlines — 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	$ 7,490	7,874,458
144A, 4.750%, 10/20/28@	4,165	4,550,982
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	4,500	4,803,750
U.S. Airways Pass Through Trust,
Series 2010-1 Class A, 6.250%, 10/22/24	796	814,911
Series 2012-2 Class A, 4.625%, 12/03/26	140	139,099
	Par (000)	Value†

Airlines — (continued)
Series 2013-1 Class B, 3.950%, 05/15/27	$ 2	$ 2,572
		18,185,772
Auto Parts & Equipment — 0.2%
Clarios Global LP, 144A 6.750%, 05/15/25@	1,714	1,795,415
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	2,304	2,410,560
144A, 8.500%, 05/15/27@	3,995	4,234,700
		8,440,675
Banks — 0.0%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 3.800%µ	1,454	1,457,464
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	781,668
Commercial Services — 0.0%
Korn Ferry, 144A 4.625%, 12/15/27@	1,405	1,447,150
Entertainment — 1.3%
Cedar Fair LP 5.250%, 07/15/29	8,321	8,529,025
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
144A, 5.500%, 05/01/25@	3,515	3,638,025
5.375%, 04/15/27	8,865	9,086,625
6.500%, 10/01/28	6,445	6,863,925
Six Flags Entertainment Corp.
144A, 4.875%, 07/31/24@	20,338	20,541,380
144A, 5.500%, 04/15/27@	13,244	13,707,540
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	6,684	7,138,128
		69,504,648
Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ	5,825	5,985,187
Healthcare Products — 0.1%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	4,495	4,686,037
Teleflex, Inc. 4.625%, 11/15/27	2,880	2,995,200
		7,681,237
Healthcare Services — 0.2%
Hadrian Merger Sub, Inc., 144A 8.500%, 05/01/26@	5,376	5,523,840
Surgery Center Holdings, Inc., 144A 10.000%, 04/15/27@	4,525	4,807,812

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Tenet Healthcare Corp., 144A 4.625%, 09/01/24@	$ 1,700	$ 1,738,250
		12,069,902
Insurance — 0.9%
Acrisure LLC/Acrisure Finance, Inc., 144A 7.000%, 11/15/25@	8,275	8,275,000
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
144A, 4.250%, 10/15/27@	925	925,000
144A, 6.750%, 10/15/27@	1,025	1,063,438
144A, 5.875%, 11/01/29@	925	941,095
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	1,475	1,489,750
HUB International Ltd.
144A, 7.000%, 05/01/26@	25,492	26,193,030
144A, 5.625%, 12/01/29@	1,735	1,787,432
USI, Inc., 144A 6.875%, 05/01/25@	9,529	9,600,467
		50,275,212
Internet — 1.8%
Netflix, Inc.
5.500%, 02/15/22	1,100	1,106,050
5.875%, 02/15/25	6,510	7,315,938
4.375%, 11/15/26	15,365	17,016,737
4.875%, 04/15/28	18,975	21,631,500
5.875%, 11/15/28	25,660	30,856,150
6.375%, 05/15/29	13,850	17,208,625
144A, 4.875%, 06/15/30@	390	454,838
Photo Holdings Merger Sub, Inc., 144A 8.500%, 10/01/26@	4,635	4,821,420
		100,411,258
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	4,539	4,697,865
Lodging — 0.0%
Hilton Domestic Operating Co., Inc., 144A 5.375%, 05/01/25@	389	404,794
Marriott International, Inc. 3.125%, 06/15/26	1,290	1,340,391
		1,745,185
Machinery — Diversified — 0.1%
TK Elevator US Newco, Inc., 144A 5.250%, 07/15/27@	1,345	1,413,931
Welbilt, Inc. 9.500%, 02/15/24	3,543	3,578,430
		4,992,361
	Par (000)	Value†

Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 4.000%, 03/01/23@	$ 5,250	$ 5,250,210
144A, 5.125%, 05/01/27@	26,370	27,161,100
144A, 5.000%, 02/01/28@	28,336	29,469,440
Sirius XM Radio, Inc., 144A 5.000%, 08/01/27@	6,075	6,313,990
		68,194,740
Miscellaneous Manufacturing — 0.3%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 3.533%µ	14,550	14,477,250
Real Estate Investment Trusts — 0.0%
SBA Communications Corp. 3.875%, 02/15/27	2,085	2,147,550
Retail — 0.8%
IRB Holding Corp., 144A 6.750%, 02/15/26@	280	285,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	19,335	19,987,556
Yum! Brands, Inc.
3.875%, 11/01/23	4,905	5,107,331
144A, 7.750%, 04/01/25@	1,740	1,833,525
144A, 4.750%, 01/15/30@	1,300	1,407,250
6.875%, 11/15/37	3,540	4,478,100
5.350%, 11/01/43	8,185	9,023,963
		42,122,975
Semiconductors — 0.1%
Sensata Technologies BV
144A, 4.875%, 10/15/23@	2,595	2,724,750
144A, 5.625%, 11/01/24@	880	967,384
144A, 5.000%, 10/01/25@	3,150	3,417,750
		7,109,884
Software — 0.1%
Clarivate Science Holdings Corp.
144A, 3.875%, 07/01/28@	2,585	2,597,925
144A, 4.875%, 07/01/29@	795	807,319
		3,405,244
Telecommunications — 0.1%
Altice France Holding S.A., 144A 10.500%, 05/15/27@	4,865	5,229,875
TOTAL CORPORATE BONDS (Cost $401,929,052)		430,363,102

LOAN AGREEMENTS‡ — 11.4%
Airlines — 0.7%
Delta Air Lines, Inc. (3 M ICE LIBOR + 3.750%) 4.750%, 10/20/27•	10,040	10,604,750

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Airlines — (continued)
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 6.250%, 06/21/27•	$24,765	$26,080,764
		36,685,514
Chemicals — 0.0%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 2.104%, 10/20/24•	1,139	1,138,488
Commercial Services — 0.2%
CoreLogic, Inc.
(1 M ICE LIBOR + 3.500%), 4.000%, 06/02/28•	11,232	11,209,386
(1 M ICE LIBOR + 6.500%), 7.000%, 06/04/29•	665	669,575
		11,878,961
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 3.750%) 4.500%, 10/01/26•	13,803	13,846,413
Entertainment — 0.5%
Alpha TopCo., Ltd. - Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 3.500%, 02/01/24•	22,740	22,702,024
Cedar Fair LP (1 M ICE LIBOR + 1.750%) 1.854%, 04/13/24•	210	205,473
SeaWorld Parks & Entertainment, Inc. (3 M ICE LIBOR + 3.000%) 3.500%, 08/25/28•	5,046	5,021,168
		27,928,665
Environmental Control — 0.2%
Filtration Group Corp.
(1 M EURIBOR + 3.000%), 3.104%, 03/31/25•	3,057	3,027,722
(3 M ICE EURIBOR + 3.500%), 3.500%, 03/31/25•	5,579	6,324,342
(1 M ICE LIBOR + 3.500%), 4.000%, 10/21/28•	1,721	1,716,747
		11,068,811
Healthcare Products — 0.7%
Avantor Funding, Inc. (1 M ICE LIBOR + 2.000%) 2.500%, 11/21/24•	610	608,025
Medline Borrower, LP (1 M ICE LIBOR + 3.250%) 3.750%, 10/23/28•	34,675	34,659,743
		35,267,768
	Par (000)	Value†

Healthcare Services — 0.9%
ADMI Corp.
(6 M ICE LIBOR + 3.125%), 3.875%, 12/23/27•	$ 6,000	$ 5,957,185
(1 M ICE LIBOR + 3.500%), 4.000%, 12/23/27•	6,918	6,899,261
Eyecare Partners LLC
(3 M ICE LIBOR + 3.750%), 3.974%, 02/18/27•	1,023	1,015,711
(3 M ICE LIBOR + 3.750%), 4.250%, 11/15/28•	220	218,955
(3 M ICE LIBOR + 2.750%), 5.443%, 11/15/28•	55	54,739
Heartland Dental LLC
(1 M ICE LIBOR + 3.500%), 3.604%, 04/30/25•	18,053	17,857,740
(3 M ICE LIBOR + 4.000%), 4.104%, 04/30/25•	1,766	1,761,710
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.250%) 3.354%, 04/21/27(1),•	12,279	12,125,700
Pacific Dental Services, Inc. (1 M ICE LIBOR + 3.250%) 4.000%, 05/05/28•	1,552	1,550,741
		47,441,742
Insurance — 4.1%
Acrisure LLC (3 M ICE LIBOR + 3.750%) 4.250%, 02/15/27•	2,673	2,665,494
Alliant Holdings Intermediate LLC
(1 M ICE LIBOR + 3.250%), 3.354%, 05/09/25•	9,826	9,719,945
(1 M ICE LIBOR + 3.250%), 3.354%, 05/09/25•	5,219	5,162,732
(1 M ICE LIBOR + 3.500%), 4.000%, 11/06/27•	16,215	16,183,011
HUB International Ltd.
(3 M ICE LIBOR + 2.750%), 2.875%, 04/25/25•	79,394	78,419,434
(3 M ICE LIBOR + 3.250%), 4.000%, 04/25/25•	50,102	50,055,119
Hyperion Refinance Sarl (1 M ICE LIBOR + 3.250%) 4.000%, 11/12/27•	15,411	15,330,792
Ryan Specialty Group LLC (1 M ICE LIBOR + 3.000%) 3.750%, 09/01/27•	3,213	3,207,806
USI, Inc.
(3 M ICE LIBOR + 3.000%), 3.224%, 05/16/24•	30,160	29,907,486
(3 M ICE LIBOR + 3.250%), 3.474%, 12/02/26•	16,390	16,264,262
		226,916,081

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Leisure Time — 0.0%
Life Time, Inc. (3 M ICE LIBOR + 4.750%) 5.750%, 12/16/24•	$ 2,177	$ 2,186,401
Lodging — 0.1%
Four Seasons Hotels Ltd. (1 M ICE LIBOR + 2.000%) 2.104%, 11/30/23•	3,028	3,012,442
Machinery — Diversified — 0.3%
Vertical Midco (6 M ICE LIBOR + 3.500%) 4.000%, 07/30/27•	16,344	16,341,869
Welbilt, Inc. (1 M ICE LIBOR + 2.500%) 2.604%, 10/23/25•	1,970	1,960,977
		18,302,846
Pharmaceuticals — 0.2%
Pathway Vet Alliance LLC (1 M ICE LIBOR + 3.750%) 3.854%, 03/31/27•	1,312	1,306,296
Pearl Intermediate Parent LLC (1 M ICE LIBOR + 2.750%) 2.854%, 02/14/25•	1,065	1,051,982
PetVet Care Centers LLC
(1 M ICE LIBOR + 3.250%), 3.354%, 02/14/25•	3,413	3,389,346
(1 M ICE LIBOR + 3.500%), 4.250%, 02/14/25•	6,843	6,834,914
		12,582,538
Retail — 0.3%
IRB Holding Corp.
(3 M ICE LIBOR + 2.750%), 3.750%, 02/05/25•	6,766	6,750,160
(3 M ICE LIBOR + 3.250%), 4.250%, 12/15/27•	7,313	7,306,131
Woof Holdings, Inc. (3 M ICE LIBOR + 3.750%) 4.500%, 12/21/27•	1,970	1,970,113
		16,026,404
Software — 2.9%
Applied Systems, Inc.
(1 M ICE LIBOR + 3.250%), 3.500%, 09/19/24•	10,362	10,351,352
(3 M ICE LIBOR + 5.500%), 6.250%, 09/19/25•	1,085	1,091,791
Ascend Learning LLC
0.000%, 12/11/28×	20,105	20,058,960
(1 M ICE LIBOR + 5.750%), 6.250%, 11/16/29•	2,855	2,859,768
Azalea TopCo, Inc.
(3 M ICE LIBOR + 3.500%), 3.629%, 07/24/26•	14,558	14,480,514
	Par (000)	Value†

Software — (continued)
(3 M ICE LIBOR + 3.750%), 4.500%, 07/24/26•	$ 2,294	$ 2,291,419
Camelot US Acquisition I Co. (1 M ICE LIBOR + 3.000%) 4.000%, 10/30/26•	10,444	10,428,207
Polaris Newco LLC (3 M ICE LIBOR + 4.000%) 4.500%, 06/02/28•	1,741	1,739,001
Project Boost Purchaser LLC (1 M ICE LIBOR + 3.500%) 4.000%, 06/01/26•	1,657	1,655,524
RealPage, Inc.
(1 M ICE LIBOR + 3.250%), 3.750%, 04/24/28•	15,471	15,415,683
(1 M ICE LIBOR + 6.500%), 7.250%, 04/23/29•	700	708,050
Sophia LP
0.000%, 10/07/27×	410	409,692
(3 M ICE LIBOR + 3.500%), 3.724%, 10/07/27•	2,883	2,880,613
The Ultimate Software Group, Inc. (1 M ICE LIBOR + 3.750%) 3.854%, 05/04/26•	1,725	1,718,818
UKG, Inc.
(3 M ICE LIBOR + 3.250%), 3.750%, 05/04/26•	70,307	69,889,431
(1 M ICE LIBOR + 5.250%), 5.750%, 05/03/27•	3,010	3,015,659
		158,994,482
Telecommunications — 0.0%
Eagle Broadband Investments LLC (3 M ICE LIBOR + 3.000%) 3.750%, 11/12/27•	2,244	2,239,601
TOTAL LOAN AGREEMENTS (Cost $622,009,066)		625,517,157
	Number of Shares
SHORT-TERM INVESTMENTS — 10.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%)	43,694,768	43,694,768
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.060%)	502,978,840	502,978,840
TOTAL SHORT-TERM INVESTMENTS (Cost $546,673,608)		546,673,608
TOTAL INVESTMENTS — 102.6% (Cost $4,537,967,096)		$ 5,629,390,019
Other Assets & Liabilities — (2.6)%		(141,725,255)
TOTAL NET ASSETS — 100.0%		$ 5,487,664,764

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
	Number of Contracts	Value†
WRITTEN OPTIONS — (1.8)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(46,566,808))	59,152	$ (98,318,051)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2021, the aggregate value of Rule 144A securities was $270,396,123, which represents 4.9% of the Fund’s net assets.
*	Non-income producing security.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $30,756,923 which represented 0.6% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc.	03/01/19	$ 3,276,052	$ 8,232,935
Waymo LLC, Series A-2	05/08/20	21,086,236	22,523,988
Total		$24,362,288	$ 30,756,923
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2021. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
×	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
EURIBOR— Euro Interbank Offered Rate.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
UST— US Treasury.
Yr— Year.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 13,309,282	$ —	$ 13,309,282	$ —
Common Stocks
Aerospace & Defense	28,328,237	28,328,237	—	—
Auto Parts & Equipment	18,366,935	10,134,000	8,232,935	—
Banks	297,117,323	297,117,323	—	—
Beverages	103,591,764	103,591,764	—	—
Commercial Services	32,827,732	32,827,732	—	—
Computers	52,766,346	52,766,346	—	—
Diversified Financial Services	150,151,008	150,151,008	—	—
Electric	340,097,128	340,097,128	—	—
Electronics	47,606,917	47,606,917	—	—
Environmental Control	53,682,792	53,682,792	—	—
Healthcare Products	435,208,558	435,208,558	—	—
Healthcare Services	352,863,715	352,863,715	—	—
Insurance	135,562,044	135,562,044	—	—
Internet	649,632,328	649,632,328	—	—
Lodging	63,171,739	63,171,739	—	—
Machinery — Diversified	39,325,191	39,325,191	—	—
Miscellaneous Manufacturing	244,374,146	244,374,146	—	—
Pharmaceuticals	112,805,881	112,805,881	—	—
Retail	219,868,811	219,868,811	—	—
Semiconductors	11,753,448	11,753,448	—	—
Software	533,842,511	533,842,511	—	—
Telecommunications	20,417,814	20,417,814	—	—
Total Common Stocks	3,943,362,368	3,935,129,433	8,232,935	—
Preferred Stocks
Auto Manufacturers	22,523,988	—	—	22,523,988
Diversified Financial Services	305,760	305,760	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Electric	$ 35,050,573	$ 35,050,573	$ —	$ —
Gas	12,284,181	12,284,181	—	—
Total Preferred Stocks	70,164,502	47,640,514	—	22,523,988
Corporate Bonds	430,363,102	—	430,363,102	—
Loan Agreements	625,517,157	—	613,391,457	12,125,700
Short-Term Investments	546,673,608	546,673,608	—	—
Total Investments	$ 5,629,390,019	$ 4,529,443,555	$1,065,296,776	$ 34,649,688
LIABILITIES TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Other Financial Instruments(1)
Written Options	$(98,318,051)	$(98,304,875)	$(13,176)	$—
Total Liabilities—Other Financial Instruments	$ (98,318,051)	$ (98,304,875)	$ (13,176)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
An amount of $12,125,700 was transferred from Level 2 into Level 3 at 12/31/2021 due to decrease in trading activities at period end.

Open written options contracts held by the Fund at December 31, 2021 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	50	$ 8,800,000	$ 1,760	01/21/22	$ (5,636,000)
Alphabet, Inc.	50	8,900,000	1,780	01/21/22	(5,538,500)
Alphabet, Inc.	50	9,000,000	1,800	01/21/22	(5,435,000)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	13	$ 2,574,000	$ 1,980	06/17/22	$ (1,209,000)
Alphabet, Inc.	13	2,600,000	2,000	06/17/22	(1,184,560)
Alphabet, Inc.	13	2,730,000	2,100	06/17/22	(1,086,085)
Alphabet, Inc.	5	1,275,000	2,550	06/17/22	(213,950)
Alphabet, Inc.	5	1,300,000	2,600	06/17/22	(205,850)
Alphabet, Inc.	5	1,325,000	2,650	06/17/22	(177,350)
Alphabet, Inc.	13	2,548,000	1,960	09/16/22	(1,261,000)
Alphabet, Inc.	13	2,574,000	1,980	09/16/22	(1,236,690)
Alphabet, Inc.	13	2,600,000	2,000	09/16/22	(1,235,000)
Alphabet, Inc.	13	2,730,000	2,100	09/16/22	(1,096,160)
Alphabet, Inc.	3	735,000	2,450	09/16/22	(165,780)
Alphabet, Inc.	3	750,000	2,500	09/16/22	(153,930)
Alphabet, Inc.	4	1,020,000	2,550	09/16/22	(194,720)
Alphabet, Inc.	4	1,040,000	2,600	09/16/22	(177,200)
Alphabet, Inc.	13	4,160,000	3,200	01/20/23	(262,340)
Alphabet, Inc.	13	4,290,000	3,300	01/20/23	(238,355)
Alphabet, Inc.	13	4,420,000	3,400	01/20/23	(184,600)
Alphabet, Inc.	13	4,550,000	3,500	01/20/23	(160,537)
Amazon.com, Inc.	23	8,740,000	3,800	01/21/22	(6,555)
Amazon.com, Inc.	32	12,480,000	3,900	01/21/22	(6,016)
Amazon.com, Inc.	46	18,400,000	4,000	01/21/22	(6,026)
Amazon.com, Inc.	23	9,430,000	4,100	01/21/22	(1,817)
Amazon.com, Inc.	23	9,660,000	4,200	01/21/22	(1,702)
Amazon.com, Inc.	25	10,750,000	4,300	01/21/22	(1,250)
Amazon.com, Inc.	6	2,400,000	4,000	01/20/23	(109,800)
Amazon.com, Inc.	6	2,460,000	4,100	01/20/23	(95,940)
Amazon.com, Inc.	6	2,520,000	4,200	01/20/23	(85,830)
Amazon.com, Inc.	6	2,580,000	4,300	01/20/23	(76,170)
Amazon.com, Inc.	6	2,640,000	4,400	01/20/23	(65,460)
Amazon.com, Inc.	13	5,850,000	4,500	01/20/23	(124,800)
Amazon.com, Inc.	7	3,220,000	4,600	01/20/23	(63,455)
Amazon.com, Inc.	7	3,290,000	4,700	01/20/23	(51,800)
Amazon.com, Inc.	7	3,360,000	4,800	01/20/23	(47,040)
Amazon.com, Inc.	7	3,430,000	4,900	01/20/23	(37,870)
Amazon.com, Inc.	7	3,500,000	5,000	01/20/23	(35,000)
Amazon.com, Inc.	7	3,570,000	5,100	01/20/23	(32,200)
American Electric Power Co., Inc.	868	7,812,000	90	01/21/22	(65,100)
American Electric Power Co., Inc.	1,061	10,079,500	95	01/21/22	(5,305)
American Electric Power Co., Inc.	337	3,285,750	98	01/21/22	(674)
American Electric Power Co., Inc.	337	3,370,000	100	01/21/22	(1,011)
Bank of America Corp.	2,797	9,789,500	35	01/21/22	(2,643,165)
Bank of America Corp.	2,073	7,670,100	37	01/21/22	(1,596,210)
Bank of America Corp.	568	2,272,000	40	01/21/22	(263,552)
Bank of America Corp.	567	2,551,500	45	01/21/22	(49,329)
Bank of America Corp.	7,354	33,093,000	45	01/20/23	(3,456,380)
Bank of America Corp.	2,476	12,380,000	50	01/20/23	(673,472)
Cisco Systems, Inc.	1,073	4,828,500	45	01/21/22	(1,990,415)
Cisco Systems, Inc.	1,075	5,106,250	48	01/21/22	(1,724,300)
Cisco Systems, Inc.	1,074	5,370,000	50	01/21/22	(1,439,160)
CME Group, Inc.	207	4,554,000	220	01/21/22	(215,280)
CME Group, Inc.	207	4,761,000	230	01/21/22	(70,380)
Danaher Corp.	43	1,161,000	270	01/21/22	(262,687)
Danaher Corp.	110	3,080,000	280	01/21/22	(559,900)
Danaher Corp.	67	1,943,000	290	01/21/22	(265,789)
Danaher Corp.	476	14,280,000	300	01/21/22	(1,423,240)
Exelon Corp.	337	1,685,000	50	01/21/22	(256,457)
Fiserv, Inc.	134	1,742,000	130	01/21/22	(670)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Fiserv, Inc.	134	$ 1,809,000	$ 135	01/21/22	$ (402)
FleetCor Technologies, Inc.	50	1,500,000	300	01/21/22	(250)
FleetCor Technologies, Inc.	33	1,023,000	310	01/21/22	(1,650)
General Electric Co.	3,448	4,137,600	12	01/21/22	(75,856)
General Electric Co.	10,359	15,538,500	15	01/21/22	(10,359)
Hilton Worldwide Holdings, Inc.	179	2,237,500	125	01/21/22	(563,850)
Hilton Worldwide Holdings, Inc.	316	4,108,000	130	01/21/22	(818,440)
Hilton Worldwide Holdings, Inc.	543	7,330,500	135	01/21/22	(1,186,455)
Hilton Worldwide Holdings, Inc.	406	5,684,000	140	01/21/22	(682,080)
Intercontinental Exchange, Inc.	168	2,100,000	125	01/21/22	(209,160)
Intercontinental Exchange, Inc.	341	4,433,000	130	01/21/22	(255,750)
Intercontinental Exchange, Inc.	173	2,335,500	135	01/21/22	(58,820)
Lockheed Martin Corp.	96	3,264,000	340	01/21/22	(165,888)
Lockheed Martin Corp.	96	3,456,000	360	01/21/22	(32,640)
Lockheed Martin Corp.	96	3,600,000	375	01/21/22	(3,840)
Marriott International, Inc.	276	4,002,000	145	01/21/22	(577,944)
Marriott International, Inc.	276	4,140,000	150	01/21/22	(455,952)
Marriott International, Inc.	134	2,077,000	155	01/21/22	(161,336)
Marriott International, Inc.	134	2,144,000	160	01/21/22	(104,520)
Marriott International, Inc.	102	1,683,000	165	01/21/22	(47,328)
Marriott International, Inc.	102	1,734,000	170	01/21/22	(23,052)
McDonald's Corp.	69	1,518,000	220	01/21/22	(337,065)
McDonald's Corp.	154	3,542,000	230	01/21/22	(602,910)
McDonald's Corp.	152	3,952,000	260	01/20/23	(396,720)
McDonald's Corp.	152	4,104,000	270	01/20/23	(317,072)
Medtronic PLC	139	1,598,500	115	01/21/22	(1,112)
Medtronic PLC	139	1,737,500	125	01/21/22	(139)
Medtronic PLC	140	1,820,000	130	01/21/22	(700)
Meta Platforms, Inc.	122	4,148,000	340	01/21/22	(88,328)
Meta Platforms, Inc.	122	4,209,000	345	01/21/22	(64,904)
Meta Platforms, Inc.	60	2,280,000	380	01/21/22	(2,940)
Meta Platforms, Inc.	916	36,640,000	400	01/21/22	(17,404)
Meta Platforms, Inc.	67	2,311,500	345	09/16/22	(248,905)
Meta Platforms, Inc.	67	2,412,000	360	09/16/22	(195,640)
Microsoft Corp.	228	5,700,000	250	01/21/22	(1,995,456)
Microsoft Corp.	228	5,814,000	255	01/21/22	(1,859,340)
Microsoft Corp.	228	5,928,000	260	01/21/22	(1,770,420)
Microsoft Corp.	175	4,637,500	265	01/21/22	(1,266,300)
Microsoft Corp.	275	7,425,000	270	01/21/22	(1,853,775)
Microsoft Corp.	275	7,562,500	275	01/21/22	(1,718,750)
Microsoft Corp.	796	22,288,000	280	01/21/22	(4,573,020)
Microsoft Corp.	689	20,670,000	300	01/20/23	(4,147,780)
Microsoft Corp.	237	7,584,000	320	01/20/23	(1,125,750)
Microsoft Corp.	460	15,180,000	330	01/20/23	(1,955,000)
Microsoft Corp.	699	23,766,000	340	01/20/23	(2,616,357)
Microsoft Corp.	940	32,900,000	350	01/20/23	(3,078,500)
Microsoft Corp.	240	8,520,000	355	01/20/23	(726,000)
Microsoft Corp.	479	17,244,000	360	01/20/23	(1,420,235)
Microsoft Corp.	164	5,986,000	365	01/20/23	(434,600)
Northrop Grumman Corp.	110	3,465,000	315	01/21/22	(774,400)
Northrop Grumman Corp.	111	3,607,500	325	01/21/22	(649,350)
NXP Semiconductors N.V.	172	3,354,000	195	01/21/22	(547,820)
NXP Semiconductors N.V.	172	3,440,000	200	01/21/22	(479,020)
NXP Semiconductors N.V.	172	3,612,000	210	01/21/22	(321,640)
PepsiCo, Inc.	292	4,234,000	145	01/21/22	(803,000)
PepsiCo, Inc.	292	4,526,000	155	01/21/22	(543,120)
Ross Stores, Inc.	68	884,000	130	01/21/22	(544)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Ross Stores, Inc.	101	$ 1,363,500	$ 135	01/21/22	$ (1,515)
Ross Stores, Inc.	33	462,000	140	01/21/22	(1,155)
The Coca-Cola Co.	980	5,145,000	53	01/21/22	(666,400)
The Coca-Cola Co.	981	5,395,500	55	01/21/22	(431,640)
The PNC Financial Services Group, Inc.	138	2,415,000	175	01/21/22	(350,520)
The PNC Financial Services Group, Inc.	283	5,094,000	180	01/21/22	(577,320)
The PNC Financial Services Group, Inc.	283	5,235,500	185	01/21/22	(438,650)
The PNC Financial Services Group, Inc.	145	2,755,000	190	01/21/22	(160,950)
The PNC Financial Services Group, Inc.	332	7,304,000	220	01/20/23	(361,880)
The PNC Financial Services Group, Inc.	332	7,636,000	230	01/20/23	(270,580)
Thermo Fisher Scientific, Inc.	76	4,256,000	560	01/21/22	(817,000)
Thermo Fisher Scientific, Inc.	158	9,164,000	580	01/21/22	(1,385,660)
Thermo Fisher Scientific, Inc.	82	4,920,000	600	01/21/22	(598,600)
UnitedHealth Group, Inc.	69	2,760,000	400	01/21/22	(724,707)
UnitedHealth Group, Inc.	69	2,829,000	410	01/21/22	(648,600)
UnitedHealth Group, Inc.	69	2,898,000	420	01/21/22	(602,853)
UnitedHealth Group, Inc.	33	1,518,000	460	01/21/22	(155,100)
UnitedHealth Group, Inc.	33	1,551,000	470	01/21/22	(122,760)
Visa, Inc.	202	4,444,000	220	01/21/22	(56,560)
Visa, Inc.	729	16,402,500	225	01/21/22	(98,415)
Visa, Inc.	728	16,744,000	230	01/21/22	(43,680)
Visa, Inc.	235	5,522,500	235	01/21/22	(6,815)
Visa, Inc.	137	3,288,000	240	01/21/22	(2,055)
Visa, Inc.	139	3,405,500	245	01/21/22	(1,112)
Visa, Inc.	462	11,550,000	250	01/21/22	(2,772)
Waste Management, Inc.	141	1,833,000	130	01/21/22	(516,060)
Yum! Brands, Inc.	76	798,000	105	01/21/22	(249,280)
Yum! Brands, Inc.	76	836,000	110	01/21/22	(212,800)
Yum! Brands, Inc.	671	8,052,000	120	01/21/22	(1,201,090)
Yum! Brands, Inc.	276	3,450,000	125	01/21/22	(378,120)
Total Written Options					$(98,318,051)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.2%
Penn Series Index 500 Fund* (Cost $23,082,813)	1,347,412	$ 55,850,210

AFFILIATED FIXED INCOME FUNDS — 39.7%
Penn Series Quality Bond Fund* (Cost $32,583,794)	2,135,880	36,822,571

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $287,975)	287,975	287,975
TOTAL INVESTMENTS — 100.2% (Cost $55,954,582)		$ 92,960,756
Other Assets & Liabilities — (0.2)%		(207,847)
TOTAL NET ASSETS — 100.0%		$ 92,752,909

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$55,850,210	$55,850,210	$—	$—
Affiliated Fixed Income Funds	36,822,571	36,822,571	—	—
Short-Term Investments	287,975	287,975	—	—
Total Investments	$ 92,960,756	$ 92,960,756	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 98.2%
Advertising — 0.4%
The Trade Desk, Inc., Class A*	17,800	$ 1,631,192
Aerospace & Defense — 1.5%
Airbus S.E.*	22,105	2,827,713
Teledyne Technologies, Inc.*	7,988	3,489,877
		6,317,590
Apparel — 0.5%
NIKE, Inc., Class B	13,318	2,219,711
Auto Manufacturers — 6.3%
Ferrari N.V.	13,698	3,545,316
Rivian Automotive, Inc.*,>	91,993	9,061,817
Rivian Automotive, Inc., Class A*	47,040	4,877,578
Tesla, Inc.*	9,004	9,515,247
		26,999,958
Auto Parts & Equipment — 0.1%
Aurora Innovation, Inc.*,>	60,197	643,927
Biotechnology — 0.2%
Argenx S.E., ADR*	2,580	903,490
Commercial Services — 3.6%
Affirm Holdings, Inc.*	5,592	562,332
Afterpay Ltd.*	36,213	2,187,045
Block, Inc., Class A*	5,500	888,305
Cintas Corp.	4,687	2,077,138
Global Payments, Inc.	15,424	2,085,016
MarketAxess Holdings, Inc.	1,677	689,700
PayPal Holdings, Inc.*	10,539	1,987,445
S&P Global, Inc.	4,876	2,301,131
Toast, Inc., Class A*	1,744	60,534
TransUnion	21,766	2,581,012
		15,419,658
Computers — 6.0%
Apple, Inc.	144,837	25,718,706
Diversified Financial Services — 3.3%
Ant Group Co., Ltd.(1),*,#	279,408	1,023,164
Mastercard, Inc., Class A	15,587	5,600,721
Tradeweb Markets, Inc., Class A	7,421	743,139
Visa, Inc., Class A	30,803	6,675,318
		14,042,342
Electrical Components & Equipment — 0.6%
Generac Holdings, Inc.*	7,132	2,509,893
Entertainment — 0.1%
DraftKings, Inc., Class A*	23,430	643,622
Healthcare Products — 3.3%
Align Technology, Inc.*	1,447	950,940
Avantor, Inc.*	49,074	2,067,978
Intuitive Surgical, Inc.*	18,089	6,499,378
Stryker Corp.	17,755	4,748,042
		14,266,338
	Number of Shares	Value†

Healthcare Services — 2.4%
Anthem, Inc.	3,975	$ 1,842,572
HCA Healthcare, Inc.	15,741	4,044,178
Humana, Inc.	2,807	1,302,055
UnitedHealth Group, Inc.	5,938	2,981,707
		10,170,512
Internet — 34.0%
Airbnb, Inc., Class A*	12,342	2,054,820
Alphabet, Inc., Class A*	6,748	19,549,226
Alphabet, Inc., Class C*	5,755	16,652,610
Amazon.com, Inc.*	12,365	41,229,114
Booking Holdings, Inc.*	1,138	2,730,324
Coupang, Inc., Class A*	45,547	1,338,171
DoorDash, Inc., Class A*	16,177	2,408,755
Expedia Group, Inc.*	11,496	2,077,557
Farfetch Ltd., Class A*	51,641	1,726,359
IAC*	1,724	225,344
Kuaishou Technology*	4,400	40,656
Match Group, Inc.*	19,863	2,626,882
Meituan, Class B*	29,400	849,852
Meta Platforms, Inc., Class A*	69,594	23,407,942
Netflix, Inc.*	13,530	8,151,013
Pinduoduo, Inc., ADR*	9,200	536,360
Pinterest, Inc., Class A*	22,146	805,007
Sea Ltd., ADR*	30,476	6,817,786
Shopify, Inc., Class A*	1,697	2,337,431
Snap, Inc., Class A*	126,744	5,960,770
Spotify Technology S.A.*	17,186	4,022,040
Vimeo, Inc.*	9,742	174,966
		145,722,985
Leisure Time — 0.2%
Peloton Interactive, Inc., Class A*	21,586	771,915
Lodging — 0.9%
Las Vegas Sands Corp.*	33,290	1,253,036
Wynn Resorts Ltd.*	29,408	2,500,856
		3,753,892
Pharmaceuticals — 2.0%
AstraZeneca PLC, ADR	38,799	2,260,042
Cigna Corp.	7,881	1,809,714
Eli Lilly & Co.	16,492	4,555,420
		8,625,176
Retail — 3.2%
Carvana Co.*	7,114	1,648,954
Chipotle Mexican Grill, Inc.*	1,604	2,804,193
Lululemon Athletica, Inc.*	8,407	3,290,920
Ross Stores, Inc.	53,139	6,072,725
		13,816,792
Semiconductors — 4.9%
Advanced Micro Devices, Inc.*	30,224	4,349,233
ASML Holding N.V.	7,977	6,350,809
NVIDIA Corp.	26,700	7,852,737

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,886	$ 2,392,485
		20,945,264
Software — 23.8%
Activision Blizzard, Inc.	18,341	1,220,227
Atlassian Corp. PLC, Class A*	3,000	1,143,870
Avalara, Inc.*	6,820	880,530
Bill.com Holdings, Inc.*	1,461	364,008
Black Knight, Inc.*	32,331	2,679,917
Ceridian HCM Holding, Inc.*	11,177	1,167,549
Datadog, Inc., Class A*	13,378	2,382,756
Fiserv, Inc.*	35,339	3,667,835
HashiCorp, Inc., Class A*	3,314	301,707
Intuit, Inc.	15,814	10,171,881
Magic Leap, Inc., Class A(1),*,#	1,353	25,980
Microsoft Corp.	136,498	45,907,007
Monday.com Ltd.*	1,410	435,295
MongoDB, Inc.*	5,657	2,994,533
MSCI, Inc.	986	604,112
Paycom Software, Inc.*	2,154	894,319
ROBLOX Corp., Class A*	24,898	2,568,478
Roper Technologies, Inc.	7,818	3,845,362
salesforce.com, Inc.*	20,991	5,334,443
SentinelOne, Inc., Class A*	37,100	1,873,179
ServiceNow, Inc.*	8,845	5,741,378
Snowflake, Inc., Class A*	3,193	1,081,629
Stripe, Inc., Class B(1),*,#	8,608	556,507
Twilio, Inc., Class A*	3,700	974,358
UiPath, Inc., Class A*	42,233	1,821,509
Workday, Inc., Class A*	4,378	1,195,982
Zoom Video Communications, Inc., Class A*	11,642	2,141,080
		101,975,431
Transportation — 0.9%
Didi Global, Inc.*,>	11,920	225,574
FedEx Corp.	13,405	3,467,069
		3,692,643
TOTAL COMMON STOCKS (Cost $226,608,913)		420,791,037

PREFERRED STOCKS — 0.2%
Auto Manufacturers — 0.1%
Waymo LLC, Series A-2, CONV(1),*,#	3,737	342,765
Electronics — 0.1%
GM Cruise, Class F, CONV(1),*,#	27,200	716,720
TOTAL PREFERRED STOCKS (Cost $817,286)		1,059,485

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%)	863,956	$ 863,956
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.060%)	5,904,661	5,904,661
TOTAL SHORT-TERM INVESTMENTS (Cost $6,768,617)		6,768,617
TOTAL INVESTMENTS — 100.0% (Cost $234,194,816)		$ 428,619,139
Other Assets & Liabilities — 0.0%		68,265
TOTAL NET ASSETS — 100.0%		$ 428,687,404

†	See Security Valuation Note.
*	Non-income producing security.
>	Restricted Security. These investments are restricted due to a lock up provision which may limit their liquidity for 180 days after the effective date of registration under the Securities Act of 1933. At December 31, 2021, the aggregate value of restricted securities was $9,931,318 which represented 2.3% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc.	03/01/19	$ 256,232	$ 643,927
Didi Global, Inc.	10/19/15	326,920	225,574
Rivian Automotive, Inc.	12/23/19	988,373	9,061,817
Total		$1,571,525	$ 9,931,318
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2021, the aggregate value of restricted securities was $2,665,136 which represented 0.6% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co., Ltd.	06/07/18	$1,064,929	$ 1,023,164
GM Cruise, Class F	05/07/19	496,400	716,720
Magic Leap, Inc., Class A	01/20/16	657,500	25,980
Stripe, Inc., Class B	12/17/19	135,060	556,507
Waymo LLC, Series A-2	05/08/20	320,886	342,765
Total		$ 2,674,775	$2,665,136
ADR— American Depositary Receipt.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Growth Stock Fund
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2021††
United States	90%
Netherlands	2
Singapore	2
Canada	1
Sweden	1
United Kingdom	1
Italy	1
Other	2
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks
Advertising	$ 1,631,192	$ 1,631,192	$ —	$ —
Aerospace & Defense	6,317,590	6,317,590	—	—
Apparel	2,219,711	2,219,711	—	—
Auto Manufacturers	26,999,958	17,938,141	9,061,817	—
Auto Parts & Equipment	643,927	—	643,927	—
Biotechnology	903,490	903,490	—	—
Commercial Services	15,419,658	15,419,658	—	—
Computers	25,718,706	25,718,706	—	—
Diversified Financial Services	14,042,342	13,019,178	—	1,023,164
Electrical Components & Equipment	2,509,893	2,509,893	—	—
Entertainment	643,622	643,622	—	—
Healthcare Products	14,266,338	14,266,338	—	—
Healthcare Services	10,170,512	10,170,512	—	—
Internet	145,722,985	145,722,985	—	—
Leisure Time	771,915	771,915	—	—
Lodging	3,753,892	3,753,892	—	—
Pharmaceuticals	8,625,176	8,625,176	—	—
Retail	13,816,792	13,816,792	—	—
Semiconductors	20,945,264	20,945,264	—	—
Software	101,975,431	101,392,944	—	582,487
Transportation	3,692,643	3,467,069	225,574	—
Total Common Stocks	420,791,037	409,254,068	9,931,318	1,605,651
Preferred Stocks	1,059,485	—	—	1,059,485
Short-Term Investments	6,768,617	6,768,617	—	—
Total Investments	$ 428,619,139	$ 416,022,685	$ 9,931,318	$ 2,665,136
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.1%
Apparel — 4.1%
adidas AG	3,743	$ 1,078,988
LVMH Moet Hennessy Louis Vuitton S.E.	792	655,530
NIKE, Inc., Class B	9,198	1,533,031
		3,267,549
Beverages — 1.3%
PepsiCo, Inc.	5,754	999,527
Chemicals — 1.1%
The Sherwin-Williams Co.	2,499	880,048
Commercial Services — 3.4%
Equifax, Inc.	3,417	1,000,463
Moody's Corp.	2,132	832,717
Verisk Analytics, Inc.	3,788	866,429
		2,699,609
Computers — 10.3%
Accenture PLC, Class A	8,093	3,354,953
Apple, Inc.	23,699	4,208,231
Cognizant Technology Solutions Corp., Class A	6,869	609,418
		8,172,602
Cosmetics & Personal Care — 3.1%
Colgate-Palmolive Co.	22,197	1,894,292
The Estee Lauder Cos., Inc., Class A	1,471	544,564
		2,438,856
Diversified Financial Services — 6.0%
Mastercard, Inc., Class A	2,297	825,358
The Charles Schwab Corp.	20,304	1,707,567
Visa, Inc., Class A	10,275	2,226,695
		4,759,620
Electric — 0.9%
Xcel Energy, Inc.	10,348	700,560
Electronics — 6.2%
Agilent Technologies, Inc.	3,836	612,417
Amphenol Corp., Class A	21,360	1,868,146
Fortive Corp.	15,320	1,168,763
TE Connectivity Ltd.	7,697	1,241,834
		4,891,160
Food — 1.1%
McCormick & Co., Inc.	9,378	906,009
Healthcare Products — 10.3%
Abbott Laboratories	5,988	842,751
Boston Scientific Corp.*	39,954	1,697,246
Danaher Corp.	3,307	1,088,036
Medtronic PLC	5,473	566,182
STERIS PLC	3,748	912,301
Stryker Corp.	5,078	1,357,959
Thermo Fisher Scientific, Inc.	2,452	1,636,072
		8,100,547
	Number of Shares	Value†

Healthcare Services — 1.5%
ICON PLC*	3,726	$ 1,153,942
Household Products & Wares — 2.9%
Church & Dwight Co., Inc.	22,163	2,271,707
Insurance — 3.2%
Aon PLC, Class A	5,579	1,676,824
Marsh & McLennan Cos., Inc.	4,883	848,763
		2,525,587
Internet — 10.9%
Alibaba Group Holding Ltd.*	65,652	1,001,087
Alphabet, Inc., Class A*	2,348	6,802,250
Tencent Holdings Ltd.	14,100	826,013
		8,629,350
Machinery — Diversified — 1.2%
Otis Worldwide Corp.	10,561	919,546
Media — 1.0%
Charter Communications, Inc., Class A*	1,195	779,104
Pharmaceuticals — 2.7%
Becton Dickinson and Co.	4,870	1,224,708
Cigna Corp.	2,750	631,483
Roche Holding AG	681	283,326
		2,139,517
Private Equity — 0.5%
Blackstone, Inc.	3,051	394,769
Retail — 5.2%
Dollarama, Inc.	27,446	1,373,656
Ross Stores, Inc.	8,544	976,408
Starbucks Corp.	8,413	984,069
The TJX Cos., Inc.	10,722	814,014
		4,148,147
Semiconductors — 2.8%
Analog Devices, Inc.	4,689	824,186
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,749	571,352
Texas Instruments, Inc.	4,288	808,159
		2,203,697
Software — 17.0%
Electronic Arts, Inc.	10,339	1,363,714
Fidelity National Information Services, Inc.	10,015	1,093,138
Fiserv, Inc.*	14,956	1,552,283
Microsoft Corp.	28,138	9,463,372
		13,472,507
Transportation — 1.4%
Union Pacific Corp.	4,250	1,070,702
TOTAL COMMON STOCKS (Cost $43,604,084)		77,524,662

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Cap Growth Fund
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Diversified — 2.0%
American Tower Corp. (Cost $1,220,953)	5,368	$ 1,570,140

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $490,402)	490,402	490,402
TOTAL INVESTMENTS — 100.7% (Cost $45,315,439)		$ 79,585,204
Other Assets & Liabilities — (0.7)%		(569,070)
TOTAL NET ASSETS — 100.0%		$ 79,016,134

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2021††
United States	85%
Ireland	6
China	2
Switzerland	2
Canada	2
Germany	1
France	1
Taiwan	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$77,524,662	$77,524,662	$—	$—
Real Estate Investment Trusts	1,570,140	1,570,140	—	—
Short-Term Investments	490,402	490,402	—	—
Total Investments	$ 79,585,204	$ 79,585,204	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 95.4%
Advertising — 2.5%
The Trade Desk, Inc., Class A*	55,360	$ 5,073,190
Aerospace & Defense — 2.5%
HEICO Corp., Class A	39,982	5,138,487
Biotechnology — 2.8%
Royalty Pharma PLC, Class A	145,917	5,814,792
Commercial Services — 5.6%
Adyen N.V.*	1,331	3,502,717
Block, Inc., Class A*	50,151	8,099,888
		11,602,605
Diversified Financial Services — 1.0%
Coinbase Global, Inc., Class A*	7,888	1,990,695
Healthcare Products — 2.5%
Intuitive Surgical, Inc.*	14,265	5,125,414
Internet — 32.8%
Airbnb, Inc., Class A*	40,495	6,742,013
Chewy, Inc., Class A*	36,917	2,176,996
Farfetch Ltd., Class A*	80,547	2,692,686
IAC*	33,528	4,382,445
Match Group, Inc.*	16,165	2,137,821
Pinterest, Inc., Class A*	41,364	1,503,581
Shopify, Inc., Class A*	9,902	13,638,916
Snap, Inc., Class A*	108,632	5,108,963
Spotify Technology S.A.*	20,260	4,741,448
Twitter, Inc.*	194,913	8,424,140
Uber Technologies, Inc.*	263,522	11,049,477
Vimeo, Inc.*	54,432	977,599
Wayfair, Inc., Class A*	20,492	3,892,865
		67,468,950
Retail — 3.5%
Domino's Pizza, Inc.	9,491	5,356,056
Lululemon Athletica, Inc.*	4,682	1,832,769
		7,188,825
Semiconductors — 4.2%
ASML Holding N.V.	10,906	8,682,703
Software — 38.0%
Cloudflare, Inc., Class A*	16,554	2,176,851
Coupa Software, Inc.*	32,659	5,161,755
Datadog, Inc., Class A*	44,497	7,925,361
ROBLOX Corp., Class A*	105,387	10,871,723
Snowflake, Inc., Class A*	38,058	12,892,147
Twilio, Inc., Class A*	33,198	8,742,361
Unity Software, Inc.*	53,230	7,611,358
Veeva Systems, Inc., Class A*	38,300	9,784,884
Workday, Inc., Class A*	7,640	2,087,095
Zoom Video Communications, Inc., Class A*	28,609	5,261,481
	Number of Shares	Value†

Software — (continued)
ZoomInfo Technologies, Inc.*	86,745	$ 5,569,029
		78,084,045
TOTAL COMMON STOCKS (Cost $168,339,124)		196,169,706

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $6,724,860)	6,724,860	6,724,860
TOTAL INVESTMENTS — 98.7% (Cost $175,063,984)		$ 202,894,566
Other Assets & Liabilities — 1.3%		2,584,703
TOTAL NET ASSETS — 100.0%		$ 205,479,269

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2021††
United States	82%
Canada	8
Netherlands	6
Sweden	3
United Kingdom	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$196,169,706	$196,169,706	$—	$—
Short-Term Investments	6,724,860	6,724,860	—	—
Total Investments	$ 202,894,566	$ 202,894,566	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 97.6%
Aerospace & Defense — 4.4%
Hexcel Corp.*	34,106	$ 1,766,691
Raytheon Technologies Corp.	81,830	7,042,290
		8,808,981
Agriculture — 3.6%
Philip Morris International, Inc.	76,253	7,244,035
Apparel — 0.3%
Deckers Outdoor Corp.*	1,840	674,010
Auto Parts & Equipment — 0.9%
BorgWarner, Inc.	41,084	1,851,656
Banks — 11.9%
Citigroup, Inc.	57,416	3,467,352
JPMorgan Chase & Co.	27,718	4,389,145
Northern Trust Corp.	22,890	2,737,873
The Goldman Sachs Group, Inc.	15,147	5,794,485
Wells Fargo & Co.	161,567	7,751,985
		24,140,840
Biotechnology — 4.3%
Amgen, Inc.	25,761	5,795,452
Bio-Rad Laboratories, Inc., Class A*	2,390	1,805,813
Regeneron Pharmaceuticals, Inc.*	1,850	1,168,312
		8,769,577
Chemicals — 1.0%
The Mosaic Co.	49,640	1,950,356
Commercial Services — 3.6%
FleetCor Technologies, Inc.*	20,315	4,547,309
Robert Half International, Inc.	24,986	2,786,439
		7,333,748
Computers — 4.8%
Cognizant Technology Solutions Corp., Class A	56,438	5,007,179
Leidos Holdings, Inc.	17,769	1,579,664
Maximus, Inc.	40,116	3,196,042
		9,782,885
Distribution & Wholesale — 2.5%
LKQ Corp.	84,844	5,093,185
Diversified Financial Services — 0.3%
Capital One Financial Corp.	4,369	633,898
Electric — 1.0%
IDACORP, Inc.	17,400	1,971,594
Electrical Components & Equipment — 2.5%
Acuity Brands, Inc.	4,245	898,752
Emerson Electric Co.	43,661	4,059,163
		4,957,915
Electronics — 0.4%
Keysight Technologies, Inc.*	3,754	775,239
	Number of Shares	Value†

Engineering & Construction — 1.0%
EMCOR Group, Inc.	15,080	$ 1,921,041
Healthcare Products — 1.1%
PerkinElmer, Inc.	11,480	2,308,169
Healthcare Services — 4.2%
Anthem, Inc.	15,542	7,204,339
Quest Diagnostics, Inc.	8,020	1,387,540
		8,591,879
Home Builders — 2.2%
D.R. Horton, Inc.	41,805	4,533,752
Home Furnishings — 0.2%
Dolby Laboratories, Inc., Class A	3,488	332,127
Insurance — 5.1%
Aflac, Inc.	25,272	1,475,632
Berkshire Hathaway, Inc., Class B*	20,743	6,202,157
Fidelity National Financial, Inc.	14,924	778,735
The Allstate Corp.	15,545	1,828,869
		10,285,393
Internet — 1.7%
eBay, Inc.	9,650	641,725
F5, Inc.*	11,375	2,783,576
		3,425,301
Iron & Steel — 0.8%
Steel Dynamics, Inc.	25,700	1,595,199
Machinery — Diversified — 3.7%
Altra Industrial Motion Corp.	13,080	674,536
Curtiss-Wright Corp.	14,435	2,001,701
Flowserve Corp.	22,766	696,640
The Middleby Corp.*	3,982	783,498
Westinghouse Air Brake Technologies Corp.	35,630	3,281,879
		7,438,254
Media — 3.5%
Comcast Corp., Class A	141,294	7,111,327
Mining — 0.7%
BHP Group Ltd., ADR	24,145	1,457,151
Miscellaneous Manufacturing — 2.4%
3M Co.	6,480	1,151,042
Textron, Inc.	47,802	3,690,315
		4,841,357
Oil & Gas — 3.0%
Chevron Corp.	12,634	1,482,600
ConocoPhillips	20,470	1,477,525
EOG Resources, Inc.	27,213	2,417,331
Helmerich & Payne, Inc.	32,562	771,719
		6,149,175
Pharmaceuticals — 6.1%
Cigna Corp.	14,991	3,442,383

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Pfizer, Inc.	60,109	$ 3,549,436
Roche Holding AG, ADR	102,572	5,301,947
		12,293,766
Real Estate — 2.5%
CBRE Group, Inc., Class A*	46,911	5,090,313
Retail — 7.8%
AutoZone, Inc.*	1,070	2,243,137
MSC Industrial Direct Co., Inc., Class A	25,417	2,136,553
Murphy USA, Inc.	3,986	794,171
Target Corp.	22,432	5,191,662
Walmart, Inc.	38,080	5,509,795
		15,875,318
Semiconductors — 1.2%
MKS Instruments, Inc.	13,860	2,413,996
Telecommunications — 6.1%
Ciena Corp.*	37,726	2,903,770
Cisco Systems, Inc.	77,032	4,881,518
Verizon Communications, Inc.	87,457	4,544,266
		12,329,554
Transportation — 2.8%
Expeditors International of Washington, Inc.	13,120	1,761,885
Knight-Swift Transportation Holdings, Inc.	65,194	3,972,922
		5,734,807
TOTAL COMMON STOCKS (Cost $154,715,153)		197,715,798

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Diversified — 0.6%
Weyerhaeuser Co. (Cost $1,136,324)	29,680	1,222,222

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $4,632,607)	4,632,607	4,632,607
TOTAL INVESTMENTS — 100.5% (Cost $160,484,084)		$ 203,570,627
Other Assets & Liabilities — (0.5)%		(974,495)
TOTAL NET ASSETS — 100.0%		$ 202,596,132

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$197,715,798	$197,715,798	$—	$—
Real Estate Investment Trusts	1,222,222	1,222,222	—	—
Short-Term Investments	4,632,607	4,632,607	—	—
Total Investments	$ 203,570,627	$ 203,570,627	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 95.1%
Aerospace & Defense — 1.0%
Hexcel Corp.*	36,496	$ 1,890,493
Agriculture — 1.3%
Philip Morris International, Inc.	25,335	2,406,825
Apparel — 1.4%
Capri Holdings Ltd.*	39,552	2,567,320
Auto Manufacturers — 2.3%
General Motors Co.*	37,305	2,187,192
PACCAR, Inc.	24,942	2,201,381
		4,388,573
Banks — 9.3%
KeyCorp.	140,741	3,255,339
M&T Bank Corp.	24,067	3,696,210
State Street Corp.	13,765	1,280,145
The Goldman Sachs Group, Inc.	9,353	3,577,990
Wells Fargo & Co.	120,406	5,777,080
		17,586,764
Beverages — 2.3%
Constellation Brands, Inc., Class A	5,624	1,411,455
PepsiCo, Inc.	17,460	3,032,977
		4,444,432
Biotechnology — 0.5%
Royalty Pharma PLC, Class A	24,638	981,824
Building Materials — 1.6%
Johnson Controls International PLC	36,162	2,940,332
Chemicals — 1.5%
FMC Corp.	25,756	2,830,327
Commercial Services — 0.8%
Euronet Worldwide, Inc.*	12,396	1,477,231
Cosmetics & Personal Care — 3.1%
The Procter & Gamble Co.	35,787	5,854,038
Diversified Financial Services — 2.9%
The Charles Schwab Corp.	65,555	5,513,176
Electric — 6.0%
CMS Energy Corp.	39,109	2,544,041
Edison International	51,621	3,523,133
NextEra Energy, Inc.	33,154	3,095,257
Sempra Energy	16,657	2,203,388
		11,365,819
Food — 1.4%
Mondelez International, Inc., Class A	40,130	2,661,020
Hand & Machine Tools — 1.5%
Stanley Black & Decker, Inc.	14,569	2,748,005
Healthcare Products — 4.6%
Thermo Fisher Scientific, Inc.	8,810	5,878,384
	Number of Shares	Value†

Healthcare Products — (continued)
Waters Corp.*	7,670	$ 2,857,842
		8,736,226
Healthcare Services — 4.0%
Charles River Laboratories International, Inc.*	2,995	1,128,456
UnitedHealth Group, Inc.	12,742	6,398,268
		7,526,724
Insurance — 6.8%
American International Group, Inc.	83,893	4,770,156
Arch Capital Group Ltd.*	81,591	3,626,720
Reinsurance Group of America, Inc.	11,178	1,223,879
The Allstate Corp.	28,338	3,333,966
		12,954,721
Internet — 2.9%
Alphabet, Inc., Class A*	1,927	5,582,596
Lodging — 1.1%
Hilton Worldwide Holdings, Inc.*	13,606	2,122,400
Machinery — Diversified — 1.8%
Westinghouse Air Brake Technologies Corp.	36,655	3,376,292
Media — 3.4%
Fox Corp., Class A	46,888	1,730,167
The Walt Disney Co.*	30,001	4,646,855
		6,377,022
Miscellaneous Manufacturing — 1.7%
Eaton Corp. PLC	18,477	3,193,195
Oil & Gas — 6.3%
Chevron Corp.	25,800	3,027,630
ConocoPhillips	50,673	3,657,577
EOG Resources, Inc.	38,972	3,461,883
Pioneer Natural Resources Co.	9,833	1,788,426
		11,935,516
Packaging and Containers — 1.4%
Packaging Corp. of America	19,065	2,595,700
Pharmaceuticals — 8.4%
AbbVie, Inc.	21,067	2,852,472
Bristol-Myers Squibb Co.	36,064	2,248,590
Johnson & Johnson	33,270	5,691,499
Neurocrine Biosciences, Inc.*	26,181	2,229,836
Sanofi, ADR	59,012	2,956,501
		15,978,898
Retail — 1.0%
Best Buy Co., Inc.	19,080	1,938,528
Semiconductors — 3.5%
Micron Technology, Inc.	33,621	3,131,796
Texas Instruments, Inc.	18,452	3,477,649
		6,609,445

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Shipbuilding — 1.5%
Huntington Ingalls Industries, Inc.	14,838	$ 2,770,848
Software — 3.4%
Fidelity National Information Services, Inc.	35,111	3,832,365
VMware, Inc., Class A	22,910	2,654,811
		6,487,176
Telecommunications — 4.4%
Cisco Systems, Inc.	63,023	3,993,767
Verizon Communications, Inc.	84,861	4,409,378
		8,403,145
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	34,342	3,696,230
TOTAL COMMON STOCKS (Cost $148,292,675)		179,940,841

REAL ESTATE INVESTMENT TRUSTS — 5.3%
Apartments — 3.0%
Invitation Homes, Inc.	63,759	2,890,833
Mid-America Apartment Communities, Inc.	12,342	2,831,749
		5,722,582
Healthcare — 0.9%
Healthpeak Properties, Inc.	46,503	1,678,293
Industrial — 1.4%
EastGroup Properties, Inc.	11,388	2,594,756
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,850,600)		9,995,631

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $209,504)	209,504	209,504
TOTAL INVESTMENTS — 100.5% (Cost $155,352,779)		$ 190,145,976
Other Assets & Liabilities — (0.5)%		(1,010,396)
TOTAL NET ASSETS — 100.0%		$ 189,135,580

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.

Country Weightings as of 12/31/2021††
United States	95%
Bermuda	2
France	2
United Kingdom	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$179,940,841	$179,940,841	$—	$—
Real Estate Investment Trusts	9,995,631	9,995,631	—	—
Short-Term Investments	209,504	209,504	—	—
Total Investments	$ 190,145,976	$ 190,145,976	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 97.1%
Advertising — 0.1%
Omnicom Group, Inc.	3,624	$ 265,531
The Interpublic Group of Cos., Inc.	6,992	261,850
		527,381
Aerospace & Defense — 1.3%
General Dynamics Corp.	3,972	828,043
Howmet Aerospace, Inc.	6,825	217,240
L3Harris Technologies, Inc.	3,419	729,067
Lockheed Martin Corp.	4,237	1,505,872
Northrop Grumman Corp.	2,585	1,000,576
Raytheon Technologies Corp.	25,966	2,234,634
Teledyne Technologies, Inc.*	765	334,221
The Boeing Co.*	9,485	1,909,520
TransDigm Group, Inc.*	900	572,652
		9,331,825
Agriculture — 0.7%
Altria Group, Inc.	31,967	1,514,916
Archer-Daniels-Midland Co.	9,678	654,136
Philip Morris International, Inc.	26,964	2,561,580
		4,730,632
Airlines — 0.2%
Alaska Air Group, Inc.*	2,219	115,610
American Airlines Group, Inc.*	11,517	206,845
Delta Air Lines, Inc.*	10,994	429,645
Southwest Airlines Co.*	10,226	438,082
United Airlines Holdings, Inc.*	5,556	243,242
		1,433,424
Apparel — 0.7%
NIKE, Inc., Class B	22,093	3,682,240
PVH Corp.	1,321	140,885
Ralph Lauren Corp.	856	101,744
Tapestry, Inc.	4,955	201,173
Under Armour, Inc., Class A*	3,386	71,749
Under Armour, Inc., Class C*	3,927	70,843
VF Corp.	5,520	404,175
		4,672,809
Auto Manufacturers — 2.7%
Cummins, Inc.	2,471	539,024
Ford Motor Co.	68,042	1,413,232
General Motors Co.*	25,165	1,475,424
PACCAR, Inc.	6,000	529,560
Tesla, Inc.*	14,082	14,881,576
		18,838,816
Auto Parts & Equipment — 0.1%
Aptiv PLC*	4,636	764,708
BorgWarner, Inc.	4,082	183,976
		948,684
Banks — 4.9%
Bank of America Corp.	124,593	5,543,143
Citigroup, Inc.	34,166	2,063,285
Citizens Financial Group, Inc.	7,338	346,720
Comerica, Inc.	2,216	192,792
	Number of Shares	Value†

Banks — (continued)
Fifth Third Bancorp	11,761	$ 512,192
First Republic Bank	3,051	630,062
Huntington Bancshares, Inc.	25,356	390,990
JPMorgan Chase & Co.	51,126	8,095,802
KeyCorp.	16,916	391,267
M&T Bank Corp.	2,175	334,036
Morgan Stanley	24,731	2,427,595
Northern Trust Corp.	3,545	424,017
Regions Financial Corp.	16,177	352,659
Signature Bank	1,000	323,470
State Street Corp.	6,383	593,619
SVB Financial Group*	1,022	693,161
The Bank of New York Mellon Corp.	13,008	755,505
The Goldman Sachs Group, Inc.	5,874	2,247,099
The PNC Financial Services Group, Inc.	7,316	1,467,004
Truist Financial Corp.	23,073	1,350,924
US Bancorp	23,221	1,304,324
Wells Fargo & Co.	68,978	3,309,564
Zions Bancorp NA	2,900	183,164
		33,932,394
Beverages — 1.4%
Brown-Forman Corp., Class B	3,268	238,107
Constellation Brands, Inc., Class A	2,935	736,597
Molson Coors Beverage Co., Class B	3,112	144,241
Monster Beverage Corp.*	6,409	615,520
PepsiCo, Inc.	23,886	4,149,237
The Coca-Cola Co.	67,147	3,975,774
		9,859,476
Biotechnology — 1.5%
Amgen, Inc.	9,758	2,195,257
Biogen, Inc.*	2,551	612,036
Bio-Rad Laboratories, Inc., Class A*	400	302,228
Corteva, Inc.	12,533	592,560
Gilead Sciences, Inc.	21,593	1,567,868
Illumina, Inc.*	2,704	1,028,710
Incyte Corp.*	3,346	245,596
Moderna, Inc.*	6,100	1,549,278
Regeneron Pharmaceuticals, Inc.*	1,824	1,151,893
Vertex Pharmaceuticals, Inc.*	4,362	957,895
		10,203,321
Building Materials — 0.5%
Carrier Global Corp.	14,963	811,593
Fortune Brands Home & Security, Inc.	2,304	246,297
Johnson Controls International PLC	12,210	992,795
Martin Marietta Materials, Inc.	1,057	465,630
Masco Corp.	4,262	299,278
Vulcan Materials Co.	2,276	472,452
		3,288,045
Chemicals — 1.7%
Air Products and Chemicals, Inc.	3,791	1,153,450
Albemarle Corp.	1,985	464,033
Celanese Corp.	1,885	316,793

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	3,604	$ 255,091
Dow, Inc.	12,874	730,213
DuPont de Nemours, Inc.	8,910	719,750
Eastman Chemical Co.	2,427	293,449
Ecolab, Inc.	4,246	996,069
FMC Corp.	2,141	235,274
International Flavors & Fragrances, Inc.	4,262	642,070
Linde PLC	8,886	3,078,377
LyondellBasell Industries N.V., Class A	4,434	408,948
PPG Industries, Inc.	4,120	710,453
The Mosaic Co.	6,108	239,983
The Sherwin-Williams Co.	4,173	1,469,564
		11,713,517
Commercial Services — 2.1%
Automatic Data Processing, Inc.	7,329	1,807,185
Cintas Corp.	1,524	675,391
Equifax, Inc.	2,115	619,251
FleetCor Technologies, Inc.*	1,412	316,062
Gartner, Inc.*	1,426	476,740
Global Payments, Inc.	5,032	680,226
IHS Markit Ltd.	6,929	921,003
MarketAxess Holdings, Inc.	686	282,131
Moody's Corp.	2,812	1,098,311
Nielsen Holdings PLC	6,031	123,696
PayPal Holdings, Inc.*	20,309	3,829,871
Quanta Services, Inc.	2,481	284,472
Robert Half International, Inc.	1,870	208,542
Rollins, Inc.	4,204	143,819
S&P Global, Inc.	4,172	1,968,892
United Rentals, Inc.*	1,241	412,372
Verisk Analytics, Inc.	2,795	639,300
		14,487,264
Computers — 8.5%
Accenture PLC, Class A	10,959	4,543,054
Apple, Inc.	269,233	47,807,704
Cognizant Technology Solutions Corp., Class A	9,152	811,965
DXC Technology Co.*	4,316	138,932
EPAM Systems, Inc.*	1,000	668,450
Fortinet, Inc.*	2,320	833,808
Hewlett Packard Enterprise Co.	22,385	353,012
HP, Inc.	20,510	772,612
International Business Machines Corp.	15,406	2,059,166
Leidos Holdings, Inc.	2,377	211,315
NetApp, Inc.	3,879	356,829
Seagate Technology Holdings PLC	3,505	395,995
Western Digital Corp.*	5,440	354,742
		59,307,584
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	14,504	1,237,771
The Estee Lauder Cos., Inc., Class A	3,991	1,477,468
	Number of Shares	Value†

Cosmetics & Personal Care — (continued)
The Procter & Gamble Co.	41,925	$ 6,858,092
		9,573,331
Distribution & Wholesale — 0.3%
Copart, Inc.*	3,600	545,832
Fastenal Co.	9,918	635,347
LKQ Corp.	4,551	273,196
Pool Corp.	700	396,200
W.W. Grainger, Inc.	769	398,527
		2,249,102
Diversified Financial Services — 3.6%
American Express Co.	10,854	1,775,714
Ameriprise Financial, Inc.	1,927	581,299
BlackRock, Inc.	2,476	2,266,926
Capital One Financial Corp.	7,363	1,068,298
Cboe Global Markets, Inc.	1,775	231,460
CME Group, Inc.	6,177	1,411,197
Discover Financial Services	5,119	591,552
Franklin Resources, Inc.	5,190	173,813
Intercontinental Exchange, Inc.	9,669	1,322,429
Invesco Ltd.	6,199	142,701
Mastercard, Inc., Class A	15,050	5,407,766
Nasdaq, Inc.	1,961	411,830
Raymond James Financial, Inc.	3,285	329,814
Synchrony Financial	9,977	462,833
T. Rowe Price Group, Inc.	3,912	769,256
The Charles Schwab Corp.	25,986	2,185,423
Visa, Inc., Class A	28,941	6,271,804
		25,404,115
Electric — 2.3%
Alliant Energy Corp.	4,369	268,562
Ameren Corp.	4,461	397,074
American Electric Power Co., Inc.	8,577	763,096
CenterPoint Energy, Inc.	10,475	292,357
CMS Energy Corp.	4,889	318,029
Consolidated Edison, Inc.	6,152	524,889
Dominion Energy, Inc.	13,804	1,084,442
DTE Energy Co.	3,351	400,578
Duke Energy Corp.	13,241	1,388,981
Edison International	6,456	440,622
Entergy Corp.	3,409	384,024
Evergy, Inc.	4,062	278,694
Eversource Energy	5,903	537,055
Exelon Corp.	16,836	972,447
FirstEnergy Corp.	9,222	383,543
NextEra Energy, Inc.	33,922	3,166,958
NRG Energy, Inc.	4,337	186,838
Pinnacle West Capital Corp.	1,859	131,227
PPL Corp.	13,087	393,395
Public Service Enterprise Group, Inc.	8,727	582,353
Sempra Energy	5,454	721,455
The AES Corp.	11,235	273,010
The Southern Co.	18,182	1,246,922
WEC Energy Group, Inc.	5,442	528,255

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
Xcel Energy, Inc.	9,298	$ 629,475
		16,294,281
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	3,980	585,219
Emerson Electric Co.	10,255	953,407
Generac Holdings, Inc.*	1,107	389,576
		1,928,202
Electronics — 1.1%
Agilent Technologies, Inc.	5,156	823,155
Allegion PLC	1,496	198,130
Amphenol Corp., Class A	10,357	905,823
Fortive Corp.	6,275	478,720
Garmin Ltd.	2,676	364,391
Honeywell International, Inc.	11,945	2,490,652
Keysight Technologies, Inc.*	3,200	660,832
Mettler-Toledo International, Inc.*	398	675,490
TE Connectivity Ltd.	5,590	901,891
Trimble, Inc.*	4,300	374,917
		7,874,001
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc.*	2,300	420,762
SolarEdge Technologies, Inc.*	900	252,513
		673,275
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,302	320,507
Entertainment — 0.1%
Caesars Entertainment, Inc.*	3,669	343,162
Live Nation Entertainment, Inc.*	2,200	263,318
Penn National Gaming, Inc.*	2,612	135,432
		741,912
Environmental Control — 0.3%
Pentair PLC	2,923	213,467
Republic Services, Inc.	3,646	508,435
Waste Management, Inc.	6,648	1,109,551
		1,831,453
Food — 1.0%
Campbell Soup Co.	3,301	143,461
Conagra Brands, Inc.	8,186	279,552
General Mills, Inc.	10,439	703,380
Hormel Foods Corp.	4,706	229,700
Kellogg Co.	4,558	293,626
Lamb Weston Holdings, Inc.	2,600	164,788
McCormick & Co., Inc.	4,233	408,950
Mondelez International, Inc., Class A	24,223	1,606,227
Sysco Corp.	8,762	688,255
The Hershey Co.	2,461	476,130
The J.M. Smucker Co.	1,836	249,366
The Kraft Heinz Co.	12,447	446,847
The Kroger Co.	11,676	528,456
	Number of Shares	Value†

Food — (continued)
Tyson Foods, Inc., Class A	5,067	$ 441,640
		6,660,378
Forest Products & Paper — 0.0%
International Paper Co.	6,646	312,229
Gas — 0.1%
Atmos Energy Corp.	2,319	242,962
NiSource, Inc.	6,920	191,061
		434,023
Hand & Machine Tools — 0.1%
Snap-on, Inc.	901	194,057
Stanley Black & Decker, Inc.	2,788	525,873
		719,930
Healthcare Products — 4.1%
Abbott Laboratories	30,638	4,311,992
ABIOMED, Inc.*	773	277,638
Align Technology, Inc.*	1,249	820,818
Baxter International, Inc.	8,505	730,069
Bio-Techne Corp.	700	362,138
Boston Scientific Corp.*	24,394	1,036,257
Danaher Corp.	10,984	3,613,846
DENTSPLY SIRONA, Inc.	3,666	204,526
Edwards Lifesciences Corp.*	10,710	1,387,481
Henry Schein, Inc.*	2,410	186,847
Hologic, Inc.*	4,393	336,328
IDEXX Laboratories, Inc.*	1,459	960,693
Intuitive Surgical, Inc.*	6,150	2,209,695
Medtronic PLC	23,253	2,405,523
PerkinElmer, Inc.	1,889	379,802
ResMed, Inc.	2,524	657,452
STERIS PLC	1,800	438,138
Stryker Corp.	5,752	1,538,200
Teleflex, Inc.	826	271,324
The Cooper Cos., Inc.	837	350,653
Thermo Fisher Scientific, Inc.	6,798	4,535,898
Waters Corp.*	1,045	389,367
West Pharmaceutical Services, Inc.	1,332	624,721
Zimmer Biomet Holdings, Inc.	3,612	458,869
		28,488,275
Healthcare Services — 2.3%
Anthem, Inc.	4,222	1,957,066
Catalent, Inc.*	3,000	384,090
Centene Corp.*	9,966	821,198
Charles River Laboratories International, Inc.*	900	339,102
DaVita, Inc.*	1,114	126,729
HCA Healthcare, Inc.	4,110	1,055,941
Humana, Inc.	2,199	1,020,028
IQVIA Holdings, Inc.*	3,325	938,116
Laboratory Corp. of America Holdings*	1,681	528,187
Quest Diagnostics, Inc.	2,068	357,785
UnitedHealth Group, Inc.	16,282	8,175,843

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Universal Health Services, Inc., Class B	1,330	$ 172,448
		15,876,533
Home Builders — 0.2%
D.R. Horton, Inc.	5,648	612,526
Lennar Corp., Class A	4,757	552,573
NVR, Inc.*	53	313,170
PulteGroup, Inc.	4,322	247,045
		1,725,314
Home Furnishings — 0.0%
Whirlpool Corp.	1,045	245,220
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,404	304,064
Church & Dwight Co., Inc.	4,176	428,040
Kimberly-Clark Corp.	5,721	817,645
Newell Brands, Inc.	6,989	152,640
The Clorox Co.	2,124	370,341
		2,072,730
Insurance — 3.2%
Aflac, Inc.	10,532	614,963
American International Group, Inc.	14,780	840,391
Aon PLC, Class A	3,856	1,158,959
Arthur J. Gallagher & Co.	3,523	597,747
Assurant, Inc.	984	153,366
Berkshire Hathaway, Inc., Class B*	31,682	9,472,918
Brown & Brown, Inc.	4,000	281,120
Chubb Ltd.	7,406	1,431,654
Cincinnati Financial Corp.	2,604	296,674
Everest Re Group Ltd.	725	198,592
Globe Life, Inc.	1,673	156,794
Lincoln National Corp.	3,150	215,019
Loews Corp.	3,414	197,193
Marsh & McLennan Cos., Inc.	8,721	1,515,884
MetLife, Inc.	12,491	780,563
Principal Financial Group, Inc.	4,406	318,686
Prudential Financial, Inc.	6,627	717,306
The Allstate Corp.	5,047	593,780
The Hartford Financial Services Group, Inc.	5,948	410,650
The Progressive Corp.	10,017	1,028,245
The Travelers Cos., Inc.	4,354	681,096
W.R. Berkley Corp.	2,300	189,497
Willis Towers Watson PLC	2,190	520,103
		22,371,200
Internet — 11.3%
Alphabet, Inc., Class A*	5,197	15,055,917
Alphabet, Inc., Class C*	4,837	13,996,295
Amazon.com, Inc.*	7,533	25,117,583
Booking Holdings, Inc.*	707	1,696,256
CDW Corp.	2,400	491,472
eBay, Inc.	11,181	743,536
Etsy, Inc.*	2,200	481,668
Expedia Group, Inc.*	2,434	439,872
	Number of Shares	Value†

Internet — (continued)
F5, Inc.*	1,070	$ 261,840
Match Group, Inc.*	4,800	634,800
Meta Platforms, Inc., Class A*	40,936	13,768,824
Netflix, Inc.*	7,648	4,607,461
Nortonlifelock, Inc.	10,440	271,231
Twitter, Inc.*	13,843	598,294
VeriSign, Inc.*	1,712	434,540
		78,599,589
Iron & Steel — 0.1%
Nucor Corp.	5,020	573,033
Leisure Time — 0.1%
Carnival Corp.*	13,604	273,713
Norwegian Cruise Line Holdings Ltd.*	6,138	127,302
Royal Caribbean Cruises Ltd.*	3,857	296,603
		697,618
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.*	4,824	752,496
Las Vegas Sands Corp.*	5,905	222,264
Marriott International, Inc., Class A*	4,719	779,768
MGM Resorts International	6,802	305,274
Wynn Resorts Ltd.*	1,735	147,544
		2,207,346
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	9,311	1,924,956
Machinery — Diversified — 0.7%
Deere & Co.	4,918	1,686,333
Dover Corp.	2,461	446,918
IDEX Corp.	1,300	307,216
Ingersoll Rand, Inc.	7,057	436,616
Otis Worldwide Corp.	7,406	644,840
Rockwell Automation, Inc.	2,009	700,840
Westinghouse Air Brake Technologies Corp.	3,294	303,410
Xylem, Inc.	3,067	367,795
		4,893,968
Media — 1.7%
Charter Communications, Inc., Class A*	2,170	1,414,775
Comcast Corp., Class A	79,168	3,984,526
Discovery, Inc., Class A*	2,889	68,007
Discovery, Inc., Class C*	5,277	120,843
DISH Network Corp., Class A*	4,152	134,691
FactSet Research Systems, Inc.	700	340,207
Fox Corp., Class A	5,368	198,079
Fox Corp., Class B	2,720	93,214
News Corp., Class A	6,937	154,765
News Corp., Class B	2,500	56,250
The Walt Disney Co.*	31,397	4,863,081
ViacomCBS, Inc., Class B	10,467	315,894
		11,744,332

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.3%
Freeport-McMoRan, Inc.	25,049	$ 1,045,295
Newmont Corp.	13,609	844,030
		1,889,325
Miscellaneous Manufacturing — 1.1%
3M Co.	10,023	1,780,385
A.O. Smith Corp.	2,201	188,956
Eaton Corp. PLC	6,828	1,180,015
General Electric Co.	18,798	1,775,847
Illinois Tool Works, Inc.	4,927	1,215,984
Parker-Hannifin Corp.	2,242	713,225
Textron, Inc.	3,874	299,073
Trane Technologies PLC	4,134	835,192
		7,988,677
Office & Business Equipment — 0.1%
Zebra Technologies Corp., Class A*	900	535,680
Oil & Gas — 2.2%
APA Corp.	6,242	167,847
Chevron Corp.	33,426	3,922,541
ConocoPhillips	22,920	1,654,365
Coterra Energy, Inc.	14,024	266,456
Devon Energy Corp.	11,035	486,092
Diamondback Energy, Inc.	2,900	312,765
EOG Resources, Inc.	10,011	889,277
Exxon Mobil Corp.	73,156	4,476,416
Hess Corp.	4,675	346,090
Marathon Oil Corp.	13,811	226,777
Marathon Petroleum Corp.	10,525	673,495
Occidental Petroleum Corp.	15,546	450,678
Phillips 66	7,600	550,696
Pioneer Natural Resources Co.	3,876	704,967
Valero Energy Corp.	7,042	528,925
		15,657,387
Oil & Gas Services — 0.2%
Baker Hughes Co.	14,584	350,891
Halliburton Co.	15,039	343,942
Schlumberger Ltd.	24,350	729,282
		1,424,115
Packaging and Containers — 0.2%
Amcor PLC	26,132	313,845
Ball Corp.	5,636	542,578
Packaging Corp. of America	1,598	217,568
Sealed Air Corp.	2,463	166,179
Westrock Co.	4,676	207,427
		1,447,597
Pharmaceuticals — 5.2%
AbbVie, Inc.	30,543	4,135,522
AmerisourceBergen Corp.	2,666	354,285
Becton Dickinson and Co.	4,983	1,253,125
Bristol-Myers Squibb Co.	38,453	2,397,545
Cardinal Health, Inc.	4,830	248,697
Cigna Corp.	5,664	1,300,624
	Number of Shares	Value†

Pharmaceuticals — (continued)
CVS Health Corp.	22,746	$ 2,346,478
Dexcom, Inc.*	1,674	898,854
Eli Lilly & Co.	13,724	3,790,843
Johnson & Johnson	45,459	7,776,671
McKesson Corp.	2,660	661,196
Merck & Co., Inc.	43,766	3,354,226
Organon & Co.	4,605	140,222
Pfizer, Inc.	96,851	5,719,052
Viatris, Inc.	20,379	275,728
Zoetis, Inc.	8,207	2,002,754
		36,655,822
Pipelines — 0.2%
Kinder Morgan, Inc.	33,758	535,402
ONEOK, Inc.	7,660	450,102
The Williams Cos., Inc.	21,013	547,178
		1,532,682
Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,793	628,598
Retail — 5.3%
Advance Auto Parts, Inc.	1,112	266,747
AutoZone, Inc.*	373	781,953
Bath & Body Works, Inc.	4,657	325,012
Best Buy Co., Inc.	3,909	397,154
CarMax, Inc.*	2,770	360,737
Chipotle Mexican Grill, Inc.*	477	833,915
Costco Wholesale Corp.	7,639	4,336,660
Darden Restaurants, Inc.	2,210	332,914
Dollar General Corp.	4,081	962,422
Dollar Tree, Inc.*	3,977	558,848
Domino's Pizza, Inc.	623	351,578
Genuine Parts Co.	2,449	343,350
Lowe's Cos., Inc.	11,979	3,096,332
McDonald's Corp.	12,911	3,461,052
O'Reilly Automotive, Inc.*	1,180	833,351
Ross Stores, Inc.	6,217	710,479
Starbucks Corp.	20,404	2,386,656
Target Corp.	8,500	1,967,240
The Gap, Inc.	3,512	61,987
The Home Depot, Inc.	18,216	7,559,822
The TJX Cos., Inc.	20,741	1,574,657
Tractor Supply Co.	1,958	467,179
Ulta Beauty, Inc.*	950	391,723
Walgreens Boots Alliance, Inc.	12,286	640,838
Walmart, Inc.	24,704	3,574,422
Yum! Brands, Inc.	5,094	707,353
		37,284,381
Savings & Loans — 0.0%
People's United Financial, Inc.	7,929	141,295
Semiconductors — 6.3%
Advanced Micro Devices, Inc.*	18,466	2,657,257
Analog Devices, Inc.	9,319	1,638,001
Applied Materials, Inc.	15,553	2,447,420

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Broadcom, Inc.	7,089	$ 4,717,092
Intel Corp.	70,133	3,611,850
IPG Photonics Corp.*	667	114,817
KLA Corp.	2,614	1,124,308
Lam Research Corp.	2,454	1,764,794
Microchip Technology, Inc.	9,384	816,971
Micron Technology, Inc.	19,381	1,805,340
Monolithic Power Systems, Inc.	700	345,331
NVIDIA Corp.	43,250	12,720,258
NXP Semiconductors N.V.	4,591	1,045,738
Qorvo, Inc.*	1,932	302,145
QUALCOMM, Inc.	19,312	3,531,585
Skyworks Solutions, Inc.	2,852	442,459
Teradyne, Inc.	2,800	457,884
Texas Instruments, Inc.	15,964	3,008,735
Xilinx, Inc.	5,935	1,258,398
		43,810,383
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	741	138,374
Software — 10.5%
Activision Blizzard, Inc.	13,341	887,577
Adobe, Inc.*	8,230	4,666,904
Akamai Technologies, Inc.*	2,841	332,511
ANSYS, Inc.*	1,499	601,279
Autodesk, Inc.*	3,777	1,062,055
Broadridge Financial Solutions, Inc.	1,970	360,155
Cadence Design Systems, Inc.*	4,777	890,194
Ceridian HCM Holding, Inc.*	2,300	240,258
Cerner Corp.	5,170	480,138
Citrix Systems, Inc.	2,201	208,193
Electronic Arts, Inc.	4,842	638,660
Fidelity National Information Services, Inc.	10,696	1,167,468
Fiserv, Inc.*	10,173	1,055,856
Intuit, Inc.	4,896	3,149,205
Jack Henry & Associates, Inc.	1,200	200,388
Microsoft Corp.	129,691	43,617,677
MSCI, Inc.	1,402	858,991
Oracle Corp.	27,792	2,423,740
Paychex, Inc.	5,557	758,530
Paycom Software, Inc.*	800	332,152
PTC, Inc.*	1,900	230,185
Roper Technologies, Inc.	1,816	893,218
salesforce.com, Inc.*	16,789	4,266,589
ServiceNow, Inc.*	3,399	2,206,325
Synopsys, Inc.*	2,619	965,101
Take-Two Interactive Software, Inc.*	1,968	349,753
Tyler Technologies, Inc.*	734	394,855
		73,237,957
Telecommunications — 2.1%
Arista Networks, Inc.*	3,888	558,900
AT&T, Inc.	123,500	3,038,100
Cisco Systems, Inc.	72,824	4,614,857
	Number of Shares	Value†

Telecommunications — (continued)
Corning, Inc.	13,463	$ 501,228
Juniper Networks, Inc.	5,811	207,511
Lumen Technologies, Inc.	17,500	219,625
Motorola Solutions, Inc.	2,902	788,473
T-Mobile USA, Inc.*	10,041	1,164,555
Verizon Communications, Inc.	71,567	3,718,621
		14,811,870
Textiles — 0.0%
Mohawk Industries, Inc.*	967	176,168
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	231,041
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	2,288	246,257
CSX Corp.	38,130	1,433,688
Expeditors International of Washington, Inc.	2,864	384,607
FedEx Corp.	4,272	1,104,910
J.B. Hunt Transport Services, Inc.	1,395	285,138
Norfolk Southern Corp.	4,271	1,271,519
Old Dominion Freight Line, Inc.	1,630	584,159
Union Pacific Corp.	11,079	2,791,133
United Parcel Service, Inc., Class B	12,599	2,700,470
		10,801,881
Water — 0.1%
American Water Works Co., Inc.	3,120	589,243
TOTAL COMMON STOCKS (Cost $278,812,691)		678,694,501

REAL ESTATE INVESTMENT TRUSTS — 2.7%
Apartments — 0.3%
AvalonBay Communities, Inc.	2,426	612,783
Equity Residential	5,850	529,425
Essex Property Trust, Inc.	1,109	390,623
Mid-America Apartment Communities, Inc.	1,948	446,949
UDR, Inc.	4,733	283,933
		2,263,713
Diversified — 1.1%
American Tower Corp.	7,878	2,304,315
Crown Castle International Corp.	7,440	1,553,026
Digital Realty Trust, Inc.	4,845	856,935
Duke Realty Corp.	6,421	421,474
Equinix, Inc.	1,542	1,304,285
SBA Communications Corp.	1,876	729,802
Weyerhaeuser Co.	12,816	527,763
		7,697,600
Healthcare — 0.2%
Healthpeak Properties, Inc.	9,163	330,692
Ventas, Inc.	6,740	344,549

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
Welltower, Inc.	7,236	$ 620,632
		1,295,873
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.*	12,690	220,679
Industrial — 0.3%
Prologis, Inc.	12,736	2,144,233
Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,424	540,455
Boston Properties, Inc.	2,423	279,081
Vornado Realty Trust	2,813	117,752
		937,288
Regional Malls — 0.1%
Simon Property Group, Inc.	5,588	892,795
Single Tenant — 0.1%
Realty Income Corp.	9,493	679,604
Storage & Warehousing — 0.3%
Extra Space Storage, Inc.	2,279	516,718
Iron Mountain, Inc.	4,819	252,178
Public Storage	2,616	979,849
		1,748,745
Strip Centers — 0.1%
Federal Realty Investment Trust	1,233	168,082
Kimco Realty Corp.	10,412	256,656
Regency Centers Corp.	2,676	201,637
		626,375
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,522,444)		18,506,905

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $6,530,804)	6,530,804	6,530,804
TOTAL INVESTMENTS — 100.7% (Cost $294,865,939)		$ 703,732,210
Other Assets & Liabilities — (0.7)%		(5,010,115)
TOTAL NET ASSETS — 100.0%		$ 698,722,095

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$678,694,501	$678,694,501	$—	$—
Real Estate Investment Trusts	18,506,905	18,506,905	—	—
Short-Term Investments	6,530,804	6,530,804	—	—
Total Investments	$ 703,732,210	$ 703,732,210	$ —	$ —
Other Financial Instruments(1)
Futures Contracts	$ 86,864	$ 86,864	$—	$—
Total Assets—Other Financial Instruments	$ 86,864	$ 86,864	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Index 500 Fund
Futures contracts held by the Fund at December 31, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	03/18/22	32	50	$4,759	$7,613,600	$86,864	$—
							$86,864	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.8%
Aerospace & Defense — 2.0%
CAE, Inc.*	35,888	$ 905,813
HEICO Corp., Class A	26,119	3,356,814
		4,262,627
Apparel — 2.5%
Canada Goose Holdings, Inc.*	52,984	1,963,587
Levi Strauss & Co., Class A	95,558	2,391,817
On Holding AG, Class A*	25,482	963,474
		5,318,878
Auto Parts & Equipment — 1.7%
BorgWarner, Inc.	79,268	3,572,609
Banks — 4.4%
First Republic Bank	19,196	3,964,166
Pinnacle Financial Partners, Inc.	17,484	1,669,722
SVB Financial Group*	5,456	3,700,477
		9,334,365
Biotechnology — 4.4%
Genmab A/S, ADR*	71,446	2,826,404
Horizon Therapeutics PLC*	30,886	3,328,275
Seagen, Inc.*	20,101	3,107,615
		9,262,294
Building Materials — 2.2%
Trex Co., Inc.*	34,571	4,668,122
Chemicals — 1.4%
RPM International, Inc.	29,186	2,947,786
Commercial Services — 5.6%
CoStar Group, Inc.*	80,313	6,347,136
MarketAxess Holdings, Inc.	13,339	5,485,931
		11,833,067
Computers — 2.1%
Crowdstrike Holdings, Inc., Class A*	15,167	3,105,443
Genpact Ltd.	24,228	1,286,022
		4,391,465
Distribution & Wholesale — 2.1%
Fastenal Co.	69,490	4,451,529
Electrical Components & Equipment — 2.0%
Novanta, Inc.*	10,322	1,820,078
Universal Display Corp.	13,907	2,295,072
		4,115,150
Electronics — 6.9%
Agilent Technologies, Inc.	15,725	2,510,496
II-VI, Inc.*	60,491	4,133,350
Keysight Technologies, Inc.*	23,381	4,828,411
Trimble, Inc.*	35,496	3,094,896
		14,567,153
Entertainment — 1.2%
Vail Resorts, Inc.	7,487	2,454,987
	Number of Shares	Value†

Food — 1.3%
The Hershey Co.	14,303	$ 2,767,201
Healthcare Products — 10.0%
ABIOMED, Inc.*	9,258	3,325,196
Bio-Techne Corp.	5,957	3,081,795
Edwards Lifesciences Corp.*	25,985	3,366,357
Envista Holdings Corp.*	65,497	2,951,295
Intuitive Surgical, Inc.*	8,556	3,074,171
Masimo Corp.*	9,070	2,655,514
Repligen Corp.*	9,330	2,470,957
		20,925,285
Housewares — 1.2%
The Scotts Miracle-Gro Co.	16,101	2,592,261
Internet — 3.0%
Pinterest, Inc., Class A*	60,729	2,207,499
Q2 Holdings, Inc.*	16,342	1,298,208
Shutterstock, Inc.	9,627	1,067,442
Twitter, Inc.*	41,664	1,800,718
		6,373,867
Machinery — Diversified — 3.5%
IDEX Corp.	13,043	3,082,322
The Middleby Corp.*	21,230	4,177,215
		7,259,537
Miscellaneous Manufacturing — 1.8%
A.O. Smith Corp.	44,150	3,790,278
Pharmaceuticals — 3.4%
Dexcom, Inc.*	13,310	7,146,805
Retail — 7.3%
Chipotle Mexican Grill, Inc.*	3,375	5,900,344
Lululemon Athletica, Inc.*	6,460	2,528,767
National Vision Holdings, Inc.*	50,175	2,407,898
Ulta Beauty, Inc.*	10,655	4,393,483
		15,230,492
Semiconductors — 11.7%
Azenta, Inc.	23,838	2,457,936
Marvell Technology, Inc.	65,054	5,691,575
Microchip Technology, Inc.	52,186	4,543,313
Monolithic Power Systems, Inc.	11,829	5,835,601
SkyWater Technology, Inc.*	18,099	293,566
Teradyne, Inc.	35,497	5,804,824
		24,626,815
Software — 13.8%
Cerner Corp.	56,607	5,257,092
Clarivate PLC*	105,634	2,484,512
DocuSign, Inc.*	25,854	3,937,823
Electronic Arts, Inc.	24,315	3,207,149
Five9, Inc.*	21,635	2,970,918
Guidewire Software, Inc.*	27,355	3,105,613
Paycom Software, Inc.*	9,195	3,817,672

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Tyler Technologies, Inc.*	7,656	$ 4,118,545
		28,899,324
Telecommunications — 3.3%
Arista Networks, Inc.*	47,692	6,855,725
TOTAL COMMON STOCKS (Cost $114,350,520)		207,647,622
Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options
TOTAL PURCHASED OPTIONS
(See open purchased options schedule)
(Cost $19,427)	175	1,050
	Number of Shares
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,901,100)	2,901,100	2,901,100
TOTAL INVESTMENTS — 100.2% (Cost $117,271,047)		$ 210,549,772
Other Assets & Liabilities — (0.2)%		(503,155)
TOTAL NET ASSETS — 100.0%		$ 210,046,617
Number of Contracts
WRITTEN OPTIONS — (0.2)%
Call Options
Put Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(185,809))	(503)	$ (315,649)

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
Country Weightings as of 12/31/2021††
United States	94%
Canada	3
Denmark	1
United Kingdom	1
Switzerland	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$207,647,622	$207,647,622	$—	$—
Purchased Options	1,050	1,050	—	—
Short-Term Investments	2,901,100	2,901,100	—	—
Total Investments	$ 210,549,772	$ 210,549,772	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(315,649)	$(315,649)	$—	$—
Total Liabilities—Other Financial Instruments	$ (315,649)	$ (315,649)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Cap Growth Fund
Open purchased options contracts held by the Fund at December 31, 2021 are as follows:
Open Purchased Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Pinterest, Inc.	175	$1,006,250	$58	01/21/22	$1,050
Total Purchased Options					$1,050
Open written options contracts held by the Fund at December 31, 2021 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Pinterest, Inc.	(175)	$1,400,000	$80	01/21/22	$(175)
Put Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Pinterest, Inc.	(282)	$1,339,500	$ 48	01/21/22	$ (305,124)
Shutterstock, Inc.	(46)	506,000	110	01/21/22	(10,350)
Total Put Options Written					$ (315,474)
Total Written Options					$(315,649)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 89.0%
Aerospace & Defense — 1.6%
BWX Technologies, Inc.	35,617	$ 1,705,342
Apparel — 2.7%
Columbia Sportswear Co.	5,583	544,007
Hanesbrands, Inc.	86,433	1,445,160
Levi Strauss & Co., Class A	34,501	863,560
		2,852,727
Auto Parts & Equipment — 2.6%
Aptiv PLC*	6,754	1,114,073
Autoliv, Inc.	9,137	944,857
Lear Corp.	3,499	640,142
		2,699,072
Banks — 8.0%
Citizens Financial Group, Inc.	35,446	1,674,824
Fifth Third Bancorp	35,742	1,556,564
First Horizon Corp.	97,606	1,593,906
Regions Financial Corp.	70,054	1,527,177
State Street Corp.	21,538	2,003,034
		8,355,505
Biotechnology — 1.3%
Corteva, Inc.	27,552	1,302,659
Building Materials — 1.7%
Fortune Brands Home & Security, Inc.	6,152	657,649
Martin Marietta Materials, Inc.	2,429	1,070,023
		1,727,672
Chemicals — 5.6%
Axalta Coating Systems Ltd.*	45,391	1,503,350
DuPont de Nemours, Inc.	18,367	1,483,686
FMC Corp.	11,708	1,286,592
Westlake Chemical Corp.	15,636	1,518,725
		5,792,353
Commercial Services — 1.5%
Global Payments, Inc.	11,482	1,552,137
Distribution & Wholesale — 1.5%
IAA, Inc.*	31,132	1,575,902
Electric — 4.5%
Alliant Energy Corp.	34,778	2,137,804
DTE Energy Co.	9,959	1,190,499
Entergy Corp.	12,141	1,367,683
		4,695,986
Electrical Components & Equipment — 1.7%
AMETEK, Inc.	11,801	1,735,219
Electronics — 2.2%
Agilent Technologies, Inc.	6,892	1,100,308
Vontier Corp.	38,783	1,191,801
		2,292,109
Engineering & Construction — 0.9%
EMCOR Group, Inc.	7,598	967,909
	Number of Shares	Value†

Environmental Control — 1.5%
Waste Connections, Inc.	11,555	$ 1,574,600
Food — 1.4%
Lamb Weston Holdings, Inc.	23,331	1,478,719
Hand & Machine Tools — 1.5%
Lincoln Electric Holdings, Inc.	11,367	1,585,355
Healthcare Products — 4.3%
Envista Holdings Corp.*	44,422	2,001,655
Globus Medical, Inc., Class A*	7,558	545,688
Henry Schein, Inc.*	24,495	1,899,097
		4,446,440
Healthcare Services — 2.7%
Laboratory Corp. of America Holdings*	8,983	2,822,548
Housewares — 0.4%
The Scotts Miracle-Gro Co.	2,845	458,045
Insurance — 6.9%
Globe Life, Inc.	17,761	1,664,561
Reinsurance Group of America, Inc.	7,700	843,073
RenaissanceRe Holdings Ltd.	15,027	2,544,522
The Hartford Financial Services Group, Inc.	30,864	2,130,850
		7,183,006
Internet — 1.8%
F5, Inc.*	7,815	1,912,409
Machinery — Construction & Mining — 1.5%
Oshkosh Corp.	13,867	1,562,950
Machinery — Diversified — 1.0%
GrafTech International Ltd.	90,437	1,069,870
Media — 2.6%
Discovery, Inc., Class C*	46,614	1,067,461
Fox Corp., Class B	48,860	1,674,432
		2,741,893
Miscellaneous Manufacturing — 1.0%
Carlisle Cos., Inc.	4,368	1,083,788
Oil & Gas — 3.4%
Coterra Energy, Inc.	78,001	1,482,019
Marathon Petroleum Corp.	11,287	722,255
Pioneer Natural Resources Co.	7,095	1,290,439
		3,494,713
Oil & Gas Services — 1.2%
Baker Hughes Co.	49,917	1,201,003
Packaging and Containers — 1.3%
Graphic Packaging Holding Co.	67,656	1,319,292
Pharmaceuticals — 1.3%
Cardinal Health, Inc.	26,198	1,348,935

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.3%
AutoZone, Inc.*	777	$ 1,628,895
Casey's General Stores, Inc.	10,367	2,045,928
MSC Industrial Direct Co., Inc., Class A	12,918	1,085,887
O'Reilly Automotive, Inc.*	1,312	926,574
Qurate Retail, Inc., Class A	113,804	864,910
		6,552,194
Semiconductors — 4.7%
CMC Materials, Inc.	6,607	1,266,496
Microchip Technology, Inc.	13,687	1,191,590
MKS Instruments, Inc.	8,043	1,400,849
Teradyne, Inc.	6,019	984,287
		4,843,222
Software — 5.9%
Activision Blizzard, Inc.	16,121	1,072,530
Black Knight, Inc.*	17,417	1,443,695
Cerner Corp.	15,584	1,447,286
ManTech International Corp., Class A	12,673	924,242
Synopsys, Inc.*	3,320	1,223,420
		6,111,173
Telecommunications — 0.9%
Motorola Solutions, Inc.	3,280	891,176
Transportation — 0.7%
Canadian Pacific Railway Ltd.	10,218	735,083
Trucking and Leasing — 0.9%
GATX Corp.	9,144	952,713
TOTAL COMMON STOCKS (Cost $72,507,915)		92,623,719

REAL ESTATE INVESTMENT TRUSTS — 9.5%
Apartments — 1.3%
Equity Residential	14,428	1,305,734
Building & Real Estate — 2.9%
Equity LifeStyle Properties, Inc.	34,101	2,989,294
Diversified — 2.5%
Lamar Advertising Co., Class A	10,029	1,216,517
Weyerhaeuser Co.	33,977	1,399,173
		2,615,690
Hotels & Resorts — 1.9%
Apple Hospitality REIT, Inc.	122,899	1,984,819
Industrial — 0.9%
Americold Realty Trust	29,481	966,682
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,524,154)		9,862,219

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,401,023)	2,401,023	$ 2,401,023
TOTAL INVESTMENTS — 100.8% (Cost $82,433,092)		$ 104,886,961
Other Assets & Liabilities — (0.8)%		(810,573)
TOTAL NET ASSETS — 100.0%		$ 104,076,388

†	See Security Valuation Note.
*	Non-income producing security.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Country Weightings as of 12/31/2021††
United States	95%
Bermuda	2
Ireland	1
Sweden	1
Canada	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$92,623,719	$92,623,719	$—	$—
Real Estate Investment Trusts	9,862,219	9,862,219	—	—
Short-Term Investments	2,401,023	2,401,023	—	—
Total Investments	$ 104,886,961	$ 104,886,961	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 91.6%
Aerospace & Defense — 2.4%
BAE Systems PLC	132,783	$ 988,147
General Dynamics Corp.	6,139	1,279,797
		2,267,944
Airlines — 1.8%
Southwest Airlines Co.*	40,545	1,736,948
Auto Manufacturers — 1.9%
Cummins, Inc.	2,039	444,788
Honda Motor Co., Ltd., ADR	16,065	457,049
PACCAR, Inc.	9,932	876,598
		1,778,435
Auto Parts & Equipment — 1.9%
BorgWarner, Inc.	30,383	1,369,362
Bridgestone Corp.	10,700	460,352
		1,829,714
Banks — 10.2%
Commerce Bancshares, Inc.	2,373	163,120
First Hawaiian, Inc.	28,292	773,220
M&T Bank Corp.	7,153	1,098,558
Northern Trust Corp.	18,837	2,253,094
Prosperity Bancshares, Inc.	13,058	944,093
State Street Corp.	5,290	491,970
The Bank of New York Mellon Corp.	31,643	1,837,826
Truist Financial Corp.	24,940	1,460,237
Westamerica BanCorp	9,877	570,199
		9,592,317
Chemicals — 0.9%
Axalta Coating Systems Ltd.*	25,659	849,826
Commercial Services — 0.5%
Euronet Worldwide, Inc.*	4,225	503,493
Computers — 2.1%
Amdocs Ltd.	8,293	620,648
HP, Inc.	34,875	1,313,741
		1,934,389
Diversified Financial Services — 2.2%
Ameriprise Financial, Inc.	3,268	985,825
T. Rowe Price Group, Inc.	5,516	1,084,666
		2,070,491
Electric — 6.1%
Edison International	26,914	1,836,881
Evergy, Inc.	9,608	659,205
Eversource Energy	7,098	645,776
NorthWestern Corp.	23,452	1,340,516
Pinnacle West Capital Corp.	12,444	878,422
Xcel Energy, Inc.	6,369	431,181
		5,791,981
Electrical Components & Equipment — 1.8%
Emerson Electric Co.	17,927	1,666,673
	Number of Shares	Value†

Electronics — 2.1%
Hubbell, Inc.	2,520	$ 524,840
nVent Electric PLC	37,609	1,429,142
		1,953,982
Environmental Control — 0.5%
Republic Services, Inc.	3,635	506,901
Food — 7.2%
Conagra Brands, Inc.	57,042	1,947,984
General Mills, Inc.	10,566	711,937
Kellogg Co.	9,549	615,147
Koninklijke Ahold Delhaize N.V.	39,322	1,349,087
Orkla ASA	71,483	717,220
Sysco Corp.	8,909	699,802
The J.M. Smucker Co.	5,482	744,565
		6,785,742
Food Service — 1.0%
Sodexo S.A.	10,618	931,547
Forest Products & Paper — 1.4%
Mondi PLC	54,060	1,336,137
Gas — 1.6%
Atmos Energy Corp.	8,384	878,392
Spire, Inc.	10,327	673,527
		1,551,919
Healthcare Products — 6.2%
Envista Holdings Corp.*	19,113	861,232
Henry Schein, Inc.*	19,392	1,503,462
Koninklijke Philips N.V.	16,284	600,065
Zimmer Biomet Holdings, Inc.	22,917	2,911,376
		5,876,135
Healthcare Services — 4.0%
Centene Corp.*	8,215	676,916
Quest Diagnostics, Inc.	8,438	1,459,859
Universal Health Services, Inc., Class B	12,673	1,643,181
		3,779,956
Household Products & Wares — 1.1%
Kimberly-Clark Corp.	7,332	1,047,889
Insurance — 6.9%
Aflac, Inc.	27,603	1,611,739
Arthur J. Gallagher & Co.	2,188	371,238
Chubb Ltd.	7,422	1,434,747
Reinsurance Group of America, Inc.	14,036	1,536,802
The Allstate Corp.	8,689	1,022,261
The Progressive Corp.	4,977	510,889
		6,487,676
Internet — 1.0%
F5, Inc.*	4,014	982,266
Leisure Time — 0.7%
Polaris, Inc.	6,130	673,748

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.9%
Oshkosh Corp.	7,869	$ 886,915
Machinery — Diversified — 0.1%
IMI PLC	3,026	71,104
Media — 1.4%
Fox Corp., Class B	37,431	1,282,760
Oil & Gas — 3.5%
ConocoPhillips	18,149	1,309,995
Devon Energy Corp.	27,140	1,195,517
Pioneer Natural Resources Co.	4,602	837,012
		3,342,524
Oil & Gas Services — 1.0%
Baker Hughes Co.	39,842	958,599
Packaging and Containers — 3.2%
Amcor PLC	29,547	354,859
Packaging Corp. of America	6,994	952,233
Sonoco Products Co.	28,794	1,666,885
		2,973,977
Pharmaceuticals — 4.4%
AmerisourceBergen Corp.	5,046	670,563
Becton Dickinson and Co.	3,983	1,001,645
Cardinal Health, Inc.	20,403	1,050,550
McKesson Corp.	5,761	1,432,012
		4,154,770
Retail — 5.7%
Advance Auto Parts, Inc.	7,665	1,838,680
Beacon Roofing Supply, Inc.*	8,819	505,770
Cracker Barrel Old Country Store, Inc.	3,712	477,512
Dollar Tree, Inc.*	8,455	1,188,096
MSC Industrial Direct Co., Inc., Class A	16,831	1,414,814
		5,424,872
Savings & Loans — 0.4%
Capitol Federal Financial, Inc.	34,434	390,137
Software — 4.0%
CDK Global, Inc.	14,529	606,440
Cerner Corp.	23,571	2,189,039
Open Text Corp.	20,450	970,966
		3,766,445
Telecommunications — 0.8%
Corning, Inc.	6,565	244,415
Juniper Networks, Inc.	15,273	545,399
		789,814
Transportation — 0.7%
Heartland Express, Inc.	38,159	641,834
TOTAL COMMON STOCKS (Cost $73,776,706)		86,619,860
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 6.6%
Apartments — 1.0%
Essex Property Trust, Inc.	2,547	$ 897,130
Diversified — 1.2%
Equinix, Inc.	975	824,694
Weyerhaeuser Co.	7,886	324,745
		1,149,439
Healthcare — 2.4%
Healthcare Trust of America, Inc., Class A	29,863	997,126
Healthpeak Properties, Inc.	36,111	1,303,246
		2,300,372
Hotels & Resorts — 1.1%
MGM Growth Properties LLC, Class A	24,367	995,392
Strip Centers — 0.9%
Regency Centers Corp.	11,708	882,198
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,876,760)		6,224,531

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,831,015)	1,831,015	1,831,015
TOTAL INVESTMENTS — 100.1% (Cost $80,484,481)		$ 94,675,406
Other Assets & Liabilities — (0.1)%		(138,448)
TOTAL NET ASSETS — 100.0%		$ 94,536,958

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
ASA— Allmennaksjeselskap.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2021††
United States	88%
United Kingdom	4
Netherlands	2
Switzerland	2
Canada	1
France	1
Japan	1
Norway	1
Total	100%
††	% of total investments as of December 31, 2021.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Mid Core Value Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$86,619,860	$86,619,860	$ —	$—
Real Estate Investment Trusts	6,224,531	6,224,531	—	—
Short-Term Investments	1,831,015	1,831,015	—	—
Total Investments	$ 94,675,406	$ 94,675,406	$ —	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 10,149	$ —	$10,149	$—
Total Assets—Other Financial Instruments	$ 10,149	$ —	$ 10,149	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(78,823)	$—	$(78,823)	$—
Total Liabilities—Other Financial Instruments	$ (78,823)	$ —	$ (78,823)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at December 31, 2021 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Buy	Japanese Yen	Bank of America	03/31/22	3,264,972	114.93410	$28,744	$28,407	$—	$(337)
Sell	Japanese Yen	Bank of America	03/31/22	(93,268,201)	114.93410	(821,642)	(811,493)	10,149	—
Sell	Euro	Credit Suisse	03/31/22	(2,172,615)	0.87667	(2,460,397)	(2,478,276)	—	(17,879)
Sell	Pound Sterling	JPMorgan	03/31/22	(1,510,126)	0.73910	(1,997,653)	(2,043,195)	—	(45,542)
Sell	Norwegian Krone	UBS Securities	03/31/22	(5,363,941)	8.82154	(592,985)	(608,050)	—	(15,065)
	Total							$10,149	$(78,823)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.9%
Aerospace & Defense — 1.6%
Teledyne Technologies, Inc.*	3,800	$ 1,660,182
Apparel — 4.1%
Allbirds, Inc., Class A*	14,179	213,819
Crocs, Inc.*	6,831	875,871
Deckers Outdoor Corp.*	3,907	1,431,173
Levi Strauss & Co., Class A	45,524	1,139,466
On Holding AG, Class A*	14,967	565,902
		4,226,231
Auto Parts & Equipment — 1.1%
Fox Factory Holding Corp.*	6,827	1,161,273
Biotechnology — 8.0%
Allogene Therapeutics, Inc.*	9,676	144,366
Alnylam Pharmaceuticals, Inc.*	5,431	920,989
Argenx S.E., ADR*	2,671	935,357
Beam Therapeutics, Inc.*	12,559	1,000,827
Certara, Inc.*	21,274	604,607
Exelixis, Inc.*	38,282	699,795
Guardant Health, Inc.*	13,551	1,355,371
Halozyme Therapeutics, Inc.*	32,552	1,308,916
Novavax, Inc.*	1,703	243,648
Twist Bioscience Corp.*	3,082	238,516
Ultragenyx Pharmaceutical, Inc.*	9,785	822,821
		8,275,213
Building Materials — 2.1%
AAON, Inc.	10,416	827,343
The AZEK Co., Inc*	28,786	1,331,065
		2,158,408
Chemicals — 3.0%
Ashland Global Holdings, Inc.	13,972	1,504,225
RPM International, Inc.	15,910	1,606,910
		3,111,135
Commercial Services — 1.4%
GXO Logistics, Inc.*	7,756	704,478
Shift4 Payments, Inc., Class A*	12,483	723,140
		1,427,618
Computers — 3.8%
Pure Storage, Inc., Class A*	40,633	1,322,604
Rapid7, Inc.*	13,567	1,596,700
Varonis Systems, Inc.*	21,159	1,032,136
		3,951,440
Distribution & Wholesale — 3.8%
Core & Main, Inc., Class A*	30,036	911,292
Pool Corp.	2,659	1,504,994
SiteOne Landscape Supply, Inc.*	6,190	1,499,713
		3,915,999
Diversified Financial Services — 2.8%
Evercore, Inc., Class A	10,648	1,446,531
Stifel Financial Corp.	20,699	1,457,623
		2,904,154
	Number of Shares	Value†

Electric — 1.0%
Ameresco, Inc., Class A*	12,846	$ 1,046,178
Electrical Components & Equipment — 2.0%
Novanta, Inc.*	11,706	2,064,119
Electronics — 1.2%
Allegion PLC	9,814	1,299,766
Energy-Alternate Sources — 1.0%
Enphase Energy, Inc.*	2,232	408,322
Shoals Technologies Group, Inc., Class A*	24,276	589,907
		998,229
Engineering & Construction — 1.2%
Jacobs Engineering Group, Inc.	8,974	1,249,450
Entertainment — 1.5%
Vail Resorts, Inc.	4,728	1,550,311
Environmental Control — 1.7%
Evoqua Water Technologies Corp.*	13,537	632,855
Tetra Tech, Inc.	6,533	1,109,303
		1,742,158
Food — 0.2%
Sweetgreen, Inc., Class A*	5,714	182,848
Healthcare Products — 9.7%
Axonics, Inc.*	11,402	638,512
Bio-Techne Corp.	2,015	1,042,440
Omnicell, Inc.*	4,265	769,577
Pacific Biosciences of California, Inc.*	20,950	428,637
PerkinElmer, Inc.	10,321	2,075,140
Quanterix Corp.*	10,418	441,723
Repligen Corp.*	5,218	1,381,935
Shockwave Medical, Inc.*	2,911	519,119
Stevanato Group SpA*	30,716	689,574
Tandem Diabetes Care, Inc.*	13,784	2,074,768
		10,061,425
Healthcare Services — 1.2%
Molina Healthcare, Inc.*	3,810	1,211,885
Home Furnishings — 0.4%
Arhaus, Inc.*	29,671	393,141
Household Products & Wares — 1.2%
Avery Dennison Corp.	5,793	1,254,590
Housewares — 0.6%
The Scotts Miracle-Gro Co.	4,215	678,615
Insurance — 0.4%
Trupanion, Inc.*	3,446	454,975
Internet — 1.2%
Bumble, Inc., Class A*	13,385	453,216
Figs, Inc., Class A*	7,983	220,012

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Revolve Group, Inc.*	10,511	$ 589,036
		1,262,264
Leisure Time — 3.0%
Brunswick Corp.	11,764	1,184,988
Planet Fitness, Inc., Class A*	12,009	1,087,775
YETI Holdings, Inc.*	9,830	814,219
		3,086,982
Lodging — 1.3%
Wyndham Hotels & Resorts, Inc.	15,267	1,368,687
Machinery — Diversified — 5.2%
Chart Industries, Inc.*	9,788	1,561,088
Colfax Corp.*	27,184	1,249,648
IDEX Corp.	7,439	1,757,985
The Toro Co.	8,067	805,974
		5,374,695
Metal Fabricate/Hardware — 0.9%
RBC Bearings, Inc.*	4,941	997,934
Pharmaceuticals — 2.3%
Agios Pharmaceuticals, Inc.*	20,729	681,362
Intellia Therapeutics, Inc.*	1,347	159,269
Neurocrine Biosciences, Inc.*	18,014	1,534,253
		2,374,884
Retail — 5.6%
Five Below, Inc.*	5,886	1,217,755
Floor & Decor Holdings, Inc., Class A*	11,304	1,469,633
Freshpet, Inc.*	9,506	905,637
RH*	2,467	1,322,164
Texas Roadhouse, Inc.	10,112	902,799
		5,817,988
Semiconductors — 8.9%
Allegro MicroSystems, Inc.*	36,894	1,334,825
Entegris, Inc.	15,022	2,081,748
Lattice Semiconductor Corp.*	21,854	1,684,069
MACOM Technology Solutions Holdings, Inc.*	12,453	975,070
MKS Instruments, Inc.	11,248	1,959,064
Monolithic Power Systems, Inc.	2,518	1,242,205
		9,276,981
Software — 14.0%
Alignment Healthcare, Inc.*	28,721	403,817
Avalara, Inc.*	9,258	1,195,300
Blackline, Inc.*	10,771	1,115,229
DigitalOcean Holdings, Inc.*	12,235	982,838
Dynatrace, Inc.*	28,833	1,740,072
Elastic N.V.*	9,108	1,121,104
EverCommerce, Inc.*	35,201	554,416
Monday.com Ltd.*	2,264	698,942
nCino, Inc.*	16,711	916,765
Olo, Inc., Class A*	9,836	204,687
Procore Technologies, Inc.*	7,251	579,863
	Number of Shares	Value†

Software — (continued)
Qualtrics International, Inc., Class A*	15,605	$ 552,417
Sailpoint Technologies Holdings, Inc.*	15,911	769,138
Samsara, Inc., Class A*	21,880	615,047
Smartsheet, Inc., Class A*	20,504	1,588,035
Sprout Social, Inc., Class A*	5,283	479,115
Workiva, Inc.*	7,725	1,008,035
		14,524,820
Transportation — 0.5%
Saia, Inc.*	1,682	566,884
TOTAL COMMON STOCKS (Cost $83,135,362)		101,631,462

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $798,600)	798,600	798,600
TOTAL INVESTMENTS — 98.7% (Cost $83,933,962)		$ 102,430,062
Other Assets & Liabilities — 1.3%		1,349,777
TOTAL NET ASSETS — 100.0%		$ 103,779,839

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.E.— Societas Europaea.
SpA— Società per Azioni.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$101,631,462	$101,631,462	$—	$—
Short-Term Investments	798,600	798,600	—	—
Total Investments	$ 102,430,062	$ 102,430,062	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 90.8%
Aerospace & Defense — 1.4%
Spirit AeroSystems Holdings, Inc., Class A	23,820	$ 1,026,404
Airlines — 1.0%
SkyWest, Inc.*	17,740	697,182
Apparel — 4.3%
Carter's, Inc.	10,400	1,052,688
Kontoor Brands, Inc.	11,150	571,437
Ralph Lauren Corp.	7,100	843,906
Tapestry, Inc.	15,320	621,992
		3,090,023
Auto Parts & Equipment — 3.1%
Dana, Inc.	21,952	500,945
Lear Corp.	3,273	598,795
The Goodyear Tire & Rubber Co.*	51,970	1,108,000
		2,207,740
Banks — 11.7%
BankUnited, Inc.	16,945	716,943
Comerica, Inc.	11,915	1,036,605
First Citizens BancShares, Inc., Class A	1,291	1,071,323
First Hawaiian, Inc.	27,470	750,755
Synovus Financial Corp.	18,920	905,700
Texas Capital Bancshares, Inc.*	13,367	805,362
Umpqua Holdings Corp.	29,824	573,814
Webster Financial Corp.	15,082	842,179
Wintrust Financial Corp.	9,950	903,659
Zions Bancorp NA	12,681	800,932
		8,407,272
Building Materials — 1.0%
Masonite International Corp.*	6,424	757,711
Chemicals — 2.1%
GCP Applied Technologies, Inc.*	2,062	65,283
Innospec, Inc.	5,080	458,927
Orion Engineered Carbons S.A.*	25,066	460,212
Trinseo PLC	9,917	520,246
		1,504,668
Commercial Services — 5.0%
ADT, Inc.	80,580	677,678
Herc Holdings, Inc.	6,870	1,075,498
Korn Ferry	9,300	704,289
Robert Half International, Inc.	10,109	1,127,356
		3,584,821
Computers — 2.0%
Genpact Ltd.	9,822	521,352
Lumentum Holdings, Inc.*	8,800	930,776
		1,452,128
Diversified Financial Services — 2.3%
Moelis & Co., Class A	13,174	823,507
Stifel Financial Corp.	11,340	798,563
		1,622,070
	Number of Shares	Value†

Electric — 1.5%
IDACORP, Inc.	9,619	$1,089,929
Electrical Components & Equipment — 1.2%
Belden, Inc.	12,734	837,006
Electronics — 1.5%
Avnet, Inc.	20,670	852,224
Sensata Technologies Holding PLC*	3,210	198,025
		1,050,249
Engineering & Construction — 4.1%
AECOM*	15,820	1,223,677
Dycom Industries, Inc.*	9,370	878,531
WillScot Mobile Mini Holdings Corp.*	20,160	823,335
		2,925,543
Entertainment — 0.8%
Scientific Games Corp.*	8,935	597,126
Food — 2.6%
Nomad Foods Ltd.*	34,561	877,504
The Hain Celestial Group, Inc.*	23,118	985,058
		1,862,562
Gas — 0.8%
Southwest Gas Holdings, Inc.	7,932	555,637
Hand & Machine Tools — 1.7%
Regal Rexnord Corp.	7,304	1,242,995
Healthcare Products — 1.2%
Integra LifeSciences Holdings Corp.*	12,490	836,705
Healthcare Services — 4.2%
Acadia Healthcare Co., Inc.*	15,370	932,959
MEDNAX, Inc.*	40,650	1,106,086
Syneos Health, Inc.*	9,400	965,192
		3,004,237
Home Builders — 3.6%
KB Home	18,770	839,582
PulteGroup, Inc.	19,990	1,142,628
Taylor Morrison Home Corp.*	16,574	579,427
		2,561,637
Home Furnishings — 1.1%
MillerKnoll, Inc.	19,500	764,205
Insurance — 4.2%
American Financial Group, Inc.	6,208	852,482
Everest Re Group Ltd.	2,287	626,455
Kemper Corp.	3,511	206,412
Selective Insurance Group, Inc.	7,300	598,162
The Hanover Insurance Group, Inc.	5,664	742,324
		3,025,835
Internet — 1.2%
Criteo S.A., ADR*	21,508	836,016

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 2.1%
Carpenter Technology Corp.	21,627	$ 631,292
Reliance Steel & Aluminum Co.	5,301	859,928
		1,491,220
Leisure Time — 0.5%
Brunswick Corp.	3,697	372,399
Lodging — 0.9%
Hilton Grand Vacations, Inc.*	12,410	646,685
Machinery — Construction & Mining — 2.2%
Oshkosh Corp.	9,310	1,049,330
Vertiv Holdings Co.	21,460	535,856
		1,585,186
Machinery — Diversified — 2.6%
Applied Industrial Technologies, Inc.	5,940	610,038
Cactus, Inc., Class A	17,660	673,376
Crane Co.	5,722	582,099
		1,865,513
Media — 0.7%
Houghton Mifflin Harcourt Co.*	30,109	484,755
Metal Fabricate/Hardware — 0.9%
The Timken Co.	9,860	683,199
Oil & Gas — 2.2%
Coterra Energy, Inc.	43,534	827,146
HollyFrontier Corp.	23,661	775,608
		1,602,754
Packaging and Containers — 2.3%
Berry Global Group, Inc.*	11,820	872,080
Sealed Air Corp.	11,992	809,100
		1,681,180
Retail — 4.4%
Dine Brands Global, Inc.	10,990	833,152
Papa John's International, Inc.	6,760	902,257
Sally Beauty Holdings, Inc.*	34,880	643,885
Williams-Sonoma, Inc.	4,534	766,835
		3,146,129
Semiconductors — 3.1%
Kulicke & Soffa Industries, Inc.	10,401	629,676
MaxLinear, Inc.*	4,908	370,014
ON Semiconductor Corp.*	17,590	1,194,713
		2,194,403
Software — 2.9%
ACI Worldwide, Inc.*	18,260	633,622
Change Healthcare, Inc.*	36,940	789,777
CommVault Systems, Inc.*	9,943	685,272
		2,108,671
Transportation — 1.8%
Kirby Corp.*	5,421	322,116
	Number of Shares	Value†

Transportation — (continued)
Knight-Swift Transportation Holdings, Inc.	16,352	$ 996,491
		1,318,607
Trucking and Leasing — 0.6%
GATX Corp.	4,460	464,687
TOTAL COMMON STOCKS (Cost $50,631,854)		65,185,089

REAL ESTATE INVESTMENT TRUSTS — 8.9%
Apartments — 2.7%
American Campus Communities, Inc.	13,042	747,176
Camden Property Trust	6,560	1,172,141
		1,919,317
Diversified — 0.7%
Broadstone Net Lease, Inc.	22,230	551,749
Healthcare — 1.3%
Physicians Realty Trust	51,805	975,488
Hotels & Resorts — 0.5%
MGM Growth Properties LLC, Class A	8,539	348,818
Industrial — 1.2%
STAG lndustrial, Inc.	17,745	851,050
Office Property — 1.1%
Cousins Properties, Inc.	19,800	797,544
Storage & Warehousing — 1.4%
CubeSmart	17,304	984,771
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,820,601)		6,428,737

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $662,669)	662,669	662,669
TOTAL INVESTMENTS — 100.6% (Cost $56,115,124)		$ 72,276,495
Other Assets & Liabilities — (0.6)%		(466,113)
TOTAL NET ASSETS — 100.0%		$ 71,810,382

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
LLC— Limited Liability Company.
NA— National Association.
PLC— Public Limited Company.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
SMID Cap Value Fund
Country Weightings as of 12/31/2021††
United States	95%
United Kingdom	1
France	1
Singapore	1
Bermuda	1
Luxembourg	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$65,185,089	$65,185,089	$—	$—
Real Estate Investment Trusts	6,428,737	6,428,737	—	—
Short-Term Investments	662,669	662,669	—	—
Total Investments	$ 72,276,495	$ 72,276,495	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 96.6%
Advertising — 0.6%
The Trade Desk, Inc., Class A*	9,231	$ 845,929
Auto Parts & Equipment — 0.9%
QuantumScape Corp.*	16,158	358,546
Visteon Corp.*	8,222	913,793
		1,272,339
Banks — 1.0%
Walker & Dunlop, Inc.	9,247	1,395,187
Biotechnology — 4.3%
Ascendis Pharma A/S, ADR*	3,999	537,985
Bicycle Therapeutics PLC, ADR*	5,197	316,341
Emergent BioSolutions, Inc.*	9,717	422,398
Essa Pharma, Inc.*	23,729	336,952
EyePoint Pharmaceuticals, Inc.*	22,136	270,945
Fate Therapeutics, Inc.*	9,596	561,462
Global Blood Therapeutics, Inc.*	13,336	390,345
Insmed, Inc.*	20,267	552,073
Ligand Pharmaceuticals, Inc.*	8,806	1,360,175
NeoGenomics, Inc.*	32,701	1,115,758
Rocket Pharmaceuticals, Inc.*	8,528	186,166
		6,050,600
Building Materials — 0.9%
Summit Materials, Inc., Class A*	31,677	1,271,515
Chemicals — 2.4%
Rogers Corp.*	2,527	689,871
Sensient Technologies Corp.	26,278	2,629,377
		3,319,248
Commercial Services — 6.4%
Cimpress PLC*	4,358	312,076
Euronet Worldwide, Inc.*	11,462	1,365,927
HealthEquity, Inc.*	11,845	524,023
John Wiley & Sons, Inc., Class A	10,797	618,344
Mister Car Wash, Inc.*	29,871	543,951
Shift4 Payments, Inc., Class A*	6,927	401,281
Stride, Inc.*	37,442	1,247,942
Terminix Global Holdings, Inc.*	41,061	1,857,189
TriNet Group, Inc.*	13,505	1,286,486
WEX, Inc.*	5,370	753,894
		8,911,113
Computers — 2.5%
Maximus, Inc.	11,180	890,711
NCR Corp.*	20,642	829,808
WNS Holdings Ltd., ADR*	20,377	1,797,659
		3,518,178
Distribution & Wholesale — 1.2%
Core & Main, Inc., Class A*	54,621	1,657,201
Diversified Financial Services — 4.4%
Cboe Global Markets, Inc.	9,746	1,270,878
Focus Financial Partners, Inc., Class A*	18,043	1,077,528
Foresight Acquisition Corp. PIPE	72,553	510,773
	Number of Shares	Value†

Diversified Financial Services — (continued)
LendingTree, Inc.*	4,385	$ 537,601
LPL Financial Holdings, Inc.	17,109	2,738,980
		6,135,760
Electric — 0.6%
NRG Energy, Inc.	18,882	813,436
Electrical Components & Equipment — 1.4%
EnerSys	12,601	996,235
Novanta, Inc.*	5,865	1,034,175
		2,030,410
Electronics — 2.9%
Brady Corp., Class A	31,174	1,680,278
Itron, Inc.*	5,386	369,049
National Instruments Corp.	21,101	921,481
OSI Systems, Inc.*	11,754	1,095,473
		4,066,281
Energy-Alternate Sources — 0.2%
Stem, Inc.*	18,462	350,224
Engineering & Construction — 0.5%
Frontdoor, Inc.*	19,050	698,182
Entertainment — 0.3%
Manchester United PLC, Class A	28,299	402,978
Environmental Control — 0.4%
Montrose Environmental Group, Inc.*	7,935	559,497
Food — 2.3%
BellRing Brands, Inc., Class A*	23,669	675,276
Hostess Brands, Inc.*	61,697	1,259,853
Laird Superfood, Inc.*	24,367	317,746
Premium Brands Holdings Corp.	9,244	923,998
		3,176,873
Hand & Machine Tools — 0.9%
Regal Rexnord Corp.	7,815	1,329,957
Healthcare Products — 8.4%
Alphatec Holdings, Inc.*	51,175	584,930
Bio-Techne Corp.	3,151	1,630,138
Bruker Corp.	19,936	1,672,830
Glaukos Corp.*	12,557	558,033
Globus Medical, Inc., Class A*	22,818	1,647,460
ICU Medical, Inc.*	4,715	1,119,058
Integra LifeSciences Holdings Corp.*	34,618	2,319,060
Paragon 28, Inc.*	22,053	390,118
STERIS PLC	6,226	1,515,471
Treace Medical Concepts, Inc.*	19,946	371,793
		11,808,891
Healthcare Services — 4.4%
Catalent, Inc.*	31,174	3,991,207
Chemed Corp.	2,408	1,273,928
Inotiv, Inc.*	20,979	882,587
		6,147,722

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Holding Companies — 1.0%
CM Life Sciences II, Inc. PIPE	30,686	$ 357,185
GS Acquisitions Holdings PIPE	103,971	1,088,576
		1,445,761
Home Builders — 0.7%
Thor Industries, Inc.	9,200	954,684
Home Furnishings — 1.6%
Purple Innovation, Inc.*	40,007	530,893
The Lovesac Co.*	25,509	1,690,226
		2,221,119
Household Products & Wares — 0.9%
Helen of Troy Ltd.*	4,885	1,194,236
Insurance — 1.2%
RLI Corp.	10,204	1,143,869
Trean Insurance Group, Inc.*	57,053	508,342
		1,652,211
Internet — 2.2%
CarParts.com, Inc.*	43,730	489,776
ChannelAdvisor Corp.*	44,438	1,096,730
Zendesk, Inc.*	14,539	1,516,272
		3,102,778
Machinery — Diversified — 4.2%
CSW Industrials, Inc.	10,592	1,280,149
Gates Industrial Corp. PLC*	39,412	627,045
Hydrofarm Holdings Group, Inc.*	14,776	418,013
Kornit Digital Ltd.*	6,664	1,014,594
Nordson Corp.	4,794	1,223,764
Zurn Water Solutions Corp.	37,916	1,380,143
		5,943,708
Miscellaneous Manufacturing — 2.2%
Carlisle Cos., Inc.	7,276	1,805,321
ITT, Inc.	12,912	1,319,477
		3,124,798
Packaging and Containers — 3.0%
Crown Holdings, Inc.	37,830	4,184,755
Pharmaceuticals — 2.6%
Centessa Pharmaceuticals PLC, ADR*	17,301	194,809
Eagle Pharmaceuticals, Inc.*	11,343	577,586
Heska Corp.*	3,113	568,092
Neurocrine Biosciences, Inc.*	13,313	1,133,868
Sarepta Therapeutics, Inc.*	7,717	694,916
Vaxcyte, Inc.*	21,103	502,040
		3,671,311
Retail — 2.0%
Casey's General Stores, Inc.	4,259	840,514
National Vision Holdings, Inc.*	20,646	990,802
Williams-Sonoma, Inc.	5,873	993,300
		2,824,616
	Number of Shares	Value†

Semiconductors — 4.2%
Entegris, Inc.	15,953	$ 2,210,767
ON Semiconductor Corp.*	42,475	2,884,902
Wolfspeed, Inc.*	7,131	797,032
		5,892,701
Software — 17.5%
Aspen Technology, Inc.*	4,561	694,184
Avalara, Inc.*	9,349	1,207,049
AvidXchange Holdings, Inc.*	16,107	242,572
Blackbaud, Inc.*	23,239	1,835,416
Broadridge Financial Solutions, Inc.	12,472	2,280,131
Clarivate PLC*	60,464	1,422,113
Clear Secure, Inc., Class A*	17,590	551,798
Consensus Cloud Solutions, Inc.*	7,821	452,601
CoreCard Corp.*	21,679	841,145
Dynatrace, Inc.*	23,054	1,391,309
Enfusion, Inc., Class A*	26,058	545,655
Envestnet, Inc.*	12,949	1,027,374
Expensify, Inc., Class A*	20,684	910,096
Global-e Online Ltd.*	6,660	422,177
LivePerson, Inc.*	26,820	958,011
PagerDuty, Inc.*	24,691	858,012
Sailpoint Technologies Holdings, Inc.*	31,246	1,510,432
SS&C Technologies Holdings, Inc.	35,565	2,915,619
The Descartes Systems Group, Inc.*	27,008	2,233,746
Yext, Inc.*	35,553	352,686
Ziff Davis, Inc.*	16,948	1,878,855
		24,530,981
Telecommunications — 4.1%
Nice Ltd., ADR*	13,047	3,961,069
Vonage Holdings Corp.*	85,652	1,780,705
		5,741,774
Transportation — 2.3%
CryoPort, Inc.*	19,745	1,168,312
Saia, Inc.*	6,164	2,077,453
		3,245,765
TOTAL COMMON STOCKS (Cost $78,793,468)		135,492,719

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co., Class A (Cost $524,083)	9,463	1,147,862

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Growth Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $3,326,892)	3,326,892	$ 3,326,892
TOTAL INVESTMENTS — 99.8% (Cost $82,644,443)		$ 139,967,473
Other Assets & Liabilities — 0.2%		242,963
TOTAL NET ASSETS — 100.0%		$ 140,210,436

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PIPE— Private Investments in Public Equity.
PLC— Public Limited Company.
Country Weightings as of 12/31/2021††
United States	90%
Israel	4
Canada	3
United Kingdom	2
India	1
Total	100%
††	% of total investments as of December 31, 2021.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 845,929	$ 845,929	$ —	$—
Auto Parts & Equipment	1,272,339	1,272,339	—	—
Banks	1,395,187	1,395,187	—	—
Biotechnology	6,050,600	6,050,600	—	—
Building Materials	1,271,515	1,271,515	—	—
Chemicals	3,319,248	3,319,248	—	—
Commercial Services	8,911,113	8,911,113	—	—
Computers	3,518,178	3,518,178	—	—
Distribution & Wholesale	1,657,201	1,657,201	—	—
Diversified Financial Services	6,135,760	5,624,987	510,773	—
Electric	813,436	813,436	—	—
Electrical Components & Equipment	2,030,410	2,030,410	—	—
Electronics	4,066,281	4,066,281	—	—
Energy-Alternate Sources	350,224	350,224	—	—
Engineering & Construction	698,182	698,182	—	—
Entertainment	402,978	402,978	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Environmental Control	$ 559,497	$ 559,497	$ —	$—
Food	3,176,873	3,176,873	—	—
Hand & Machine Tools	1,329,957	1,329,957	—	—
Healthcare Products	11,808,891	11,808,891	—	—
Healthcare Services	6,147,722	6,147,722	—	—
Holding Companies	1,445,761	—	1,445,761	—
Home Builders	954,684	954,684	—	—
Home Furnishings	2,221,119	2,221,119	—	—
Household Products & Wares	1,194,236	1,194,236	—	—
Insurance	1,652,211	1,652,211	—	—
Internet	3,102,778	3,102,778	—	—
Machinery — Diversified	5,943,708	5,943,708	—	—
Miscellaneous Manufacturing	3,124,798	3,124,798	—	—
Packaging and Containers	4,184,755	4,184,755	—	—
Pharmaceuticals	3,671,311	3,671,311	—	—
Retail	2,824,616	2,824,616	—	—
Semiconductors	5,892,701	5,892,701	—	—
Software	24,530,981	24,530,981	—	—
Telecommunications	5,741,774	5,741,774	—	—
Transportation	3,245,765	3,245,765	—	—
Total Common Stocks	135,492,719	133,536,185	1,956,534	—
Real Estate Investment Trusts	1,147,862	1,147,862	—	—
Short-Term Investments	3,326,892	3,326,892	—	—
Total Investments	$ 139,967,473	$ 138,010,939	$ 1,956,534	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 86.6%
Aerospace & Defense — 0.7%
AAR Corp.*	24,643	$ 961,816
Ducommun, Inc.*	8,685	406,198
		1,368,014
Airlines — 0.3%
Allegiant Travel Co.*	3,295	616,297
Apparel — 0.8%
Capri Holdings Ltd.*	10,781	699,795
Crocs, Inc.*	6,892	883,692
Deckers Outdoor Corp.*	62	22,711
		1,606,198
Auto Parts & Equipment — 1.3%
Adient PLC*	19,026	910,965
The Goodyear Tire & Rubber Co.*	76,517	1,631,342
		2,542,307
Banks — 16.0%
Alerus Financial Corp.	5,682	166,369
Amalgamated Financial Corp.	11,227	188,277
Ameris Bancorp	23,154	1,150,291
Associated Banc-Corp.	36,070	814,821
Atlantic Union Bankshares Corp.	33,288	1,241,310
Banner Corp.	24,442	1,482,896
Cadence Bank	44,212	1,317,075
Columbia Banking System, Inc.	23,660	774,155
Community Bank System, Inc.	14,368	1,070,129
ConnectOne Bancorp, Inc.	33,153	1,084,435
CVB Financial Corp.	62,990	1,348,616
Eastern Bankshares, Inc.	57,281	1,155,358
FB Financial Corp.	21,846	957,292
First Financial Bankshares, Inc.	16,113	819,185
First Merchants Corp.	29,529	1,236,970
German American Bancorp, Inc.	14,721	573,825
Glacier Bancorp, Inc.	19,267	1,092,439
Hancock Whitney Corp.	34,209	1,711,134
Heritage Financial Corp.	22,426	548,091
Home BancShares, Inc.	46,262	1,126,480
Independent Bank Corp.	15,380	1,253,931
Lakeland Financial Corp.	17,915	1,435,708
PacWest Bancorp	25,875	1,168,774
Pinnacle Financial Partners, Inc.	9,101	869,145
Renasant Corp.	32,352	1,227,758
SouthState Corp.	13,981	1,120,018
The First of Long Island Corp.	6,206	133,988
Towne Bank	25,173	795,215
TriCo Bancshares	20,890	897,434
United Community Banks, Inc.	40,945	1,471,563
Walker & Dunlop, Inc.	10,933	1,649,571
		31,882,253
Beverages — 0.9%
Primo Water Corp.	100,127	1,765,239
Biotechnology — 1.7%
2seventy bio, Inc.*	5,809	148,885
	Number of Shares	Value†

Biotechnology — (continued)
Allogene Therapeutics, Inc.*	14,332	$ 213,833
Arena Pharmaceuticals, Inc.*	10,669	991,577
Bluebird Bio, Inc.*	19,086	190,669
Blueprint Medicines Corp.*	2,607	279,236
Inovio Pharmaceuticals, Inc.*	27,751	138,477
Mersana Therapeutics, Inc.*	14,167	88,119
Myriad Genetics, Inc.*	23,620	651,912
REVOLUTION Medicines, Inc.*	12,439	313,090
Turning Point Therapeutics, Inc.*	8,238	392,952
		3,408,750
Building Materials — 0.8%
Griffon Corp.	15,546	442,750
Summit Materials, Inc., Class A*	27,553	1,105,977
		1,548,727
Chemicals — 1.0%
Amyris, Inc.*	11,336	61,328
H.B. Fuller Co.	9,421	763,101
Kraton Corp.*	4,472	207,143
Tronox Holdings PLC, Class A	40,592	975,426
		2,006,998
Commercial Services — 5.1%
AMN Healthcare Services, Inc.*	7,145	874,048
ASGN, Inc.*	11,870	1,464,758
Avis Budget Group, Inc.*	5,226	1,083,716
Deluxe Corp.	28,648	919,887
First Advantage Corp.*	44,899	854,877
Green Dot Corp., Class A*	18,246	661,235
ICF International, Inc.	9,521	976,379
John Wiley & Sons, Inc., Class A	23,460	1,343,554
LiveRamp Holdings, Inc.*	24,582	1,178,707
Rent-A-Center, Inc.	17,406	836,184
		10,193,345
Computers — 1.1%
KBR, Inc.	42,517	2,024,659
Vocera Communications, Inc.*	2,190	142,000
		2,166,659
Distribution & Wholesale — 3.2%
Avient Corp.	50,813	2,842,987
Resideo Technologies, Inc.*	56,627	1,474,001
WESCO International, Inc.*	16,184	2,129,653
		6,446,641
Diversified Financial Services — 0.9%
Houlihan Lokey, Inc.	4,451	460,767
Oportun Financial Corp.*	8,543	172,996
PJT Partners, Inc., Class A	7,337	543,598
Stifel Financial Corp.	9,866	694,764
		1,872,125
Electric — 2.3%
ALLETE, Inc.	22,226	1,474,695
IDACORP, Inc.	14,757	1,672,116

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
MGE Energy, Inc.	17,580	$ 1,445,955
		4,592,766
Electronics — 1.6%
Brady Corp., Class A	10,391	560,075
FARO Technologies, Inc.*	11,603	812,442
Knowles Corp.*	39,263	916,791
TTM Technologies, Inc.*	55,146	821,675
		3,110,983
Energy-Alternate Sources — 0.7%
Array Technologies, Inc.*	13,512	212,003
NextEra Energy Partners LP	9,147	772,007
Renewable Energy Group, Inc.*	9,805	416,124
		1,400,134
Engineering & Construction — 1.1%
Arcosa, Inc.	18,522	976,109
Dycom Industries, Inc.*	12,080	1,132,621
		2,108,730
Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A*	24,517	666,862
SeaWorld Entertainment, Inc.*	12,993	842,726
		1,509,588
Food — 2.3%
B&G Foods, Inc.	13,428	412,642
BellRing Brands, Inc., Class A*	9,026	257,512
Hostess Brands, Inc.*	69,190	1,412,860
Nomad Foods Ltd.*	15,747	399,816
Performance Food Group Co.*	2,181	100,086
The Simply Good Foods Co.*	18,545	770,916
United Natural Foods, Inc.*	15,634	767,317
Utz Brands, Inc.	29,899	476,889
		4,598,038
Food Service — 0.1%
Sovos Brands, Inc.*	14,952	225,028
Gas — 1.4%
Chesapeake Utilities Corp.	7,738	1,128,278
ONE Gas, Inc.	22,326	1,732,274
		2,860,552
Hand & Machine Tools — 0.7%
Kennametal, Inc.	35,989	1,292,365
Healthcare Products — 2.8%
Avanos Medical, Inc.*	29,677	1,028,902
CONMED Corp.	9,854	1,396,903
LivaNova PLC*	8,870	775,504
Merit Medical Systems, Inc.*	16,613	1,034,990
NuVasive, Inc.*	17,550	921,024
Ortho Clinical Diagnostics Holdings PLC*	1,472	31,486
	Number of Shares	Value†

Healthcare Products — (continued)
Pacific Biosciences of California, Inc.*	22,192	$ 454,048
		5,642,857
Healthcare Services — 1.7%
Acadia Healthcare Co., Inc.*	18,946	1,150,022
Invitae Corp.*	17,090	260,964
Tenet Healthcare Corp.*	24,614	2,010,718
		3,421,704
Home Builders — 2.0%
Century Communities, Inc.	18,861	1,542,641
Installed Building Products, Inc.	6,671	932,072
Meritage Homes Corp.*	12,454	1,520,136
		3,994,849
Housewares — 0.1%
Tupperware Brands Corp.*	7,568	115,715
Insurance — 3.6%
AMERISAFE, Inc.	7,218	388,545
BRP Group, Inc., Class A*	9,678	349,473
CNO Financial Group, Inc.	54,027	1,288,004
Enstar Group Ltd.*	4,178	1,034,431
MGIC Investment Corp.	83,139	1,198,864
NMI Holdings, Inc., Class A*	30,807	673,133
Primerica, Inc.	3,376	517,439
RLI Corp.	4,721	529,224
Selective Insurance Group, Inc.	14,472	1,185,836
		7,164,949
Iron & Steel — 0.6%
Allegheny Technologies, Inc.*	26,058	415,104
Commercial Metals Co.	20,524	744,816
		1,159,920
Leisure Time — 0.5%
Callaway Golf Co.*	39,290	1,078,118
Lodging — 0.6%
Boyd Gaming Corp.*	8,464	554,985
Travel + Leisure Co.	12,134	670,646
		1,225,631
Machinery — Construction & Mining — 1.0%
Astec Industries, Inc.	16,707	1,157,294
Terex Corp.	17,748	780,024
		1,937,318
Machinery — Diversified — 2.8%
Cactus, Inc., Class A	17,250	657,742
Chart Industries, Inc.*	6,838	1,090,593
Colfax Corp.*	29,198	1,342,232
Columbus McKinnon Corp.	26,485	1,225,196
Zurn Water Solutions Corp.	34,542	1,257,329
		5,573,092
Media — 1.5%
Entravision Communications Corp., Class A	55,553	376,649

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Gray Television, Inc.	35,118	$ 707,979
iHeartMedia, Inc., Class A*	29,487	620,407
Nexstar Media Group, Inc., Class A	5,395	814,537
TEGNA, Inc.	27,004	501,194
		3,020,766
Mining — 0.8%
Arconic Corp.*	10,228	337,626
Coeur Mining, Inc.*	54,285	273,597
Constellium S.E.*	51,300	918,783
		1,530,006
Miscellaneous Manufacturing — 1.9%
EnPro Industries, Inc.	9,961	1,096,407
ESCO Technologies, Inc.	9,496	854,545
Federal Signal Corp.	29,223	1,266,525
Hillenbrand, Inc.	12,135	630,899
		3,848,376
Oil & Gas — 4.5%
Antero Resources Corp.*	59,348	1,038,590
Brigham Minerals, Inc., Class A	35,559	749,939
Centennial Resource Development, Inc., Class A*	150,133	897,795
HollyFrontier Corp.	16,883	553,425
Magnolia Oil & Gas Corp., Class A	52,558	991,769
Oasis Petroleum, Inc.	4,792	603,744
Ovintiv, Inc.	49,208	1,658,310
PDC Energy, Inc.	9,805	478,288
SM Energy Co.	35,574	1,048,722
Viper Energy Partners LP	44,733	953,260
		8,973,842
Oil & Gas Services — 1.0%
ChampionX Corp.*	73,787	1,491,235
Liberty Oilfield Services, Inc., Class A*	21,009	203,788
NexTier Oilfield Solutions, Inc.*	59,884	212,588
		1,907,611
Pharmaceuticals — 1.7%
Agios Pharmaceuticals, Inc.*	13,894	456,696
Alkermes PLC*	19,364	450,407
Cytokinetics, Inc.*	4,790	218,328
Ironwood Pharmaceuticals, Inc.*	43,205	503,770
Option Care Health, Inc.*	27,593	784,745
Owens & Minor, Inc.	24,194	1,052,439
		3,466,385
Private Equity — 0.2%
P10, Inc., Class A*	28,921	404,316
Real Estate — 0.5%
Kennedy-Wilson Holdings, Inc.	43,340	1,034,959
Retail — 3.6%
Academy Sports & Outdoors, Inc.*	8,120	356,468
Beacon Roofing Supply, Inc.*	19,775	1,134,096
BJ's Wholesale Club Holdings, Inc.*	13,129	879,249
	Number of Shares	Value†

Retail — (continued)
Citi Trends, Inc.*	8,999	$ 852,655
Dillard's, Inc., Class A	387	94,823
FirstCash Holdings, Inc.	7,694	575,588
Group 1 Automotive, Inc.	5,823	1,136,766
Macy's, Inc.	50,597	1,324,630
Signet Jewelers Ltd.	9,875	859,421
		7,213,696
Savings & Loans — 2.4%
Berkshire Hills Bancorp, Inc.	10,719	304,741
Brookline Bancorp, Inc.	52,439	848,988
OceanFirst Financial Corp.	45,057	1,000,265
Pacific Premier Bancorp, Inc.	28,945	1,158,668
Washington Federal, Inc.	46,375	1,547,998
		4,860,660
Semiconductors — 2.7%
Cohu, Inc.*	26,163	996,549
CTS Corp.	19,434	713,616
MACOM Technology Solutions Holdings, Inc.*	18,061	1,414,176
Onto Innovation, Inc.*	17,160	1,737,107
Semtech Corp.*	6,196	551,010
		5,412,458
Software — 1.5%
Allscripts Healthcare Solutions, Inc.*	55,428	1,022,647
Bottomline Technologies, Inc.*	13,845	781,827
Cerence, Inc.*	6,293	482,295
ManTech International Corp., Class A	8,047	586,868
		2,873,637
Telecommunications — 2.0%
InterDigital, Inc.	7,948	569,315
Iridium Communications, Inc.*	26,705	1,102,650
Telephone and Data Systems, Inc.	48,576	978,806
Viavi Solutions, Inc.*	79,470	1,400,261
		4,051,032
Transportation — 1.4%
ArcBest Corp.	11,118	1,332,492
Atlas Air Worldwide Holdings, Inc.*	2,790	262,595
Saia, Inc.*	3,369	1,135,454
		2,730,541
Water — 0.4%
SJW Group	10,473	766,624
TOTAL COMMON STOCKS (Cost $141,427,160)		172,530,799

REAL ESTATE INVESTMENT TRUSTS — 12.0%
Diversified — 0.8%
DigitalBridge Group, Inc.*	190,863	1,589,889
Healthcare — 2.0%
Healthcare Realty Trust, Inc.	67,007	2,120,101
National Health Investors, Inc.	10,538	605,619

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Value Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
Sabra Health Care REIT, Inc.	89,289	$ 1,208,973
		3,934,693
Hotels & Resorts — 2.6%
Pebblebrook Hotel Trust	81,358	1,819,978
RLJ Lodging Trust	126,760	1,765,767
Ryman Hospitality Properties, Inc.*	17,148	1,576,930
		5,162,675
Industrial — 1.0%
STAG lndustrial, Inc.	42,002	2,014,416
Mortgage Banks — 1.6%
KKR Real Estate Finance Trust, Inc.	45,396	945,599
PennyMac Mortgage Investment Trust	83,131	1,440,660
TPG RE Finance Trust, Inc.	7,462	91,932
Two Harbors Investment Corp.	130,847	754,987
		3,233,178
Office Property — 1.4%
Highwoods Properties, Inc.	27,655	1,233,136
Hudson Pacific Properties, Inc.	65,818	1,626,363
		2,859,499
Storage & Warehousing — 1.3%
Terreno Realty Corp.	30,210	2,576,611
Strip Centers — 1.3%
Acadia Realty Trust	54,592	1,191,743
SITE Centers Corp.	87,092	1,378,667
		2,570,410
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,514,719)		23,941,371

EXCHANGE TRADED FUNDS — 0.4%
Investment Companies — 0.4%
iShares Russell 2000 Value ETF (Cost $775,938)	4,643	770,970

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,720,664)	2,720,664	2,720,664
TOTAL INVESTMENTS — 100.4% (Cost $167,438,481)		$ 199,963,804
Other Assets & Liabilities — (0.4)%		(791,190)
TOTAL NET ASSETS — 100.0%		$ 199,172,614

†	See Security Valuation Note.
*	Non-income producing security.
ETF— Exchange-Traded Fund.
LP— Limited Partnership.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$172,530,799	$172,530,799	$—	$—
Real Estate Investment Trusts	23,941,371	23,941,371	—	—
Exchange Traded Funds	770,970	770,970	—	—
Short-Term Investments	2,720,664	2,720,664	—	—
Total Investments	$ 199,963,804	$ 199,963,804	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 90.1%
Advertising — 0.1%
Advantage Solutions, Inc.*	2,600	$ 20,852
Boston Omaha Corp., Class A*	700	20,111
Clear Channel Outdoor Holdings, Inc.*	12,200	40,382
Fluent, Inc.*	1,700	3,383
National CineMedia, Inc.	1,874	5,266
Quotient Technology, Inc.*	2,700	20,034
Stagwell, Inc.*	2,400	20,808
		130,836
Aerospace & Defense — 0.6%
AAR Corp.*	1,069	41,723
Aerojet Rocketdyne Holdings, Inc.	2,440	114,095
AeroVironment, Inc.*	718	44,538
AerSale Corp.*	400	7,096
Astronics Corp.*	795	9,540
Barnes Group, Inc.	1,565	72,913
Ducommun, Inc.*	300	14,031
Kaman Corp.	848	36,591
Kratos Defense & Security Solutions, Inc.*	3,922	76,087
Moog, Inc., Class A	991	80,241
National Presto Industries, Inc.	146	11,976
Park Aerospace Corp.	533	7,036
Triumph Group, Inc.*	2,200	40,766
		556,633
Agriculture — 0.3%
22nd Century Group, Inc.*	5,200	16,068
AppHarvest, Inc.*	2,600	10,114
Cadiz, Inc.*	800	3,088
Fresh Del Monte Produce, Inc.	1,016	28,042
Limoneira Co.	600	9,000
Tejon Ranch Co.*	525	10,017
The Andersons, Inc.	1,132	43,820
Turning Point Brands, Inc.	500	18,890
Universal Corp.	755	41,464
Vector Group Ltd.	4,857	55,758
Vital Farms, Inc.*	800	14,448
		250,709
Airlines — 0.3%
Allegiant Travel Co.*	490	91,650
Frontier Group Holdings, Inc.*	1,200	16,284
Hawaiian Holdings, Inc.*	1,626	29,870
Mesa Air Group, Inc.*	900	5,040
SkyWest, Inc.*	1,681	66,063
Spirit Airlines, Inc.*	3,200	69,920
Sun Country Airlines Holdings, Inc.*	900	24,525
		303,352
Apparel — 0.7%
Crocs, Inc.*	1,900	243,618
Fossil Group, Inc.*	1,700	17,493
Kontoor Brands, Inc.	1,700	87,125
Oxford Industries, Inc.	508	51,572
PLBY Group, Inc.*	800	21,312
Rocky Brands, Inc.	200	7,960
	Number of Shares	Value†

Apparel — (continued)
Steven Madden Ltd.	2,573	$ 119,567
Superior Group of Cos., Inc.	400	8,776
Torrid Holdings, Inc.*	400	3,952
Urban Outfitters, Inc.*	2,200	64,592
Wolverine World Wide, Inc.	2,582	74,388
		700,355
Auto Manufacturers — 0.3%
Arcimoto, Inc.*	1,000	7,780
Blue Bird Corp.*	392	6,131
Canoo, Inc.*	3,700	28,564
Fisker, Inc.*	5,400	84,942
Hyliion Holdings Corp.*	3,900	24,180
Lordstown Motors Corp., Class A*	3,700	12,765
Nikola Corp.*	7,400	73,038
REV Group, Inc.	1,000	14,150
Wabash National Corp.	1,600	31,232
Workhorse Group, Inc.*	4,000	17,440
XL Fleet Corp.*	1,400	4,634
		304,856
Auto Parts & Equipment — 1.5%
Adient PLC*	3,100	148,428
Aeva Technologies, Inc.*	3,400	25,704
American Axle & Manufacturing Holdings, Inc.*	4,016	37,469
Commercial Vehicle Group, Inc.*	1,200	9,672
Cooper-Standard Holdings, Inc.*	600	13,446
Dana, Inc.	4,696	107,163
Dorman Products, Inc.*	857	96,850
Douglas Dynamics, Inc.	700	27,342
Fox Factory Holding Corp.*	1,397	237,630
Gentherm, Inc.*	1,068	92,809
Meritor, Inc.*	2,145	53,153
Methode Electronics, Inc.	1,260	61,954
Miller Industries, Inc.	343	11,456
Modine Manufacturing Co.*	1,577	15,912
Motorcar Parts of America, Inc.*	500	8,535
Romeo Power, Inc.*	4,100	14,965
Standard Motor Products, Inc.	700	36,673
Tenneco, Inc., Class A*	2,300	25,990
The Goodyear Tire & Rubber Co.*	9,195	196,037
The Shyft Group, Inc.	1,200	58,956
Titan International, Inc.*	1,800	19,728
Velodyne Lidar, Inc.*	2,400	11,136
Visteon Corp.*	900	100,026
XPEL, Inc.*	600	40,968
		1,452,002
Banks — 8.4%
1st Source Corp.	488	24,205
Alerus Financial Corp.	400	11,712
Allegiance Bancshares, Inc.	600	25,326
Amalgamated Financial Corp.	300	5,031
American National Bankshares, Inc.	400	15,072
Ameris Bancorp	2,212	109,892

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Arrow Financial Corp.	449	$ 15,818
Associated Banc-Corp.	4,900	110,691
Atlantic Capital Bancshares, Inc.*	800	23,016
Atlantic Union Bankshares Corp.	2,507	93,486
BancFirst Corp.	620	43,747
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,110	18,426
Bank First Corp.	200	14,448
Bank of Marin Bancorp	480	17,870
BankUnited, Inc.	3,000	126,930
Banner Corp.	1,100	66,737
Bar Harbor Bankshares	597	17,271
Blue Foundry Bancorp*	900	13,167
Blue Ridge Bankshares, Inc.	700	12,530
Bridgewater Bancshares Inc.*	700	12,383
Bryn Mawr Bank Corp.	632	28,446
Business First Bancshares, Inc.	700	19,817
Byline Bancorp, Inc.	700	19,145
Cadence Bank	6,183	184,192
Cambridge Bancorp	200	18,718
Camden National Corp.	539	25,958
Capital Bancorp, Inc.	400	10,480
Capital City Bank Group, Inc.	469	12,382
Capstar Financial Holdings, Inc.	600	12,618
Carter Bankshares, Inc.*	800	12,312
Cathay General Bancorp	2,450	105,325
CBTX, Inc.	500	14,500
Central Pacific Financial Corp.	900	25,353
CIT Group, Inc.	3,200	164,288
Citizens & Northern Corp.	556	14,523
City Holding Co.	485	39,668
Civista Bancshares, Inc.	400	9,760
CNB Financial Corp.	474	12,561
Coastal Financial Corp.*	300	15,186
Columbia Banking System, Inc.	2,468	80,753
Community Bank System, Inc.	1,737	129,372
Community Trust Bancorp, Inc.	483	21,064
ConnectOne Bancorp, Inc.	1,160	37,944
CrossFirst Bankshares, Inc.*	1,500	23,415
Customers Bancorp, Inc.*	980	64,063
CVB Financial Corp.	4,092	87,610
Dime Community Bancshares, Inc.	1,109	38,992
Eagle Bancorp, Inc.	1,073	62,599
Eastern Bankshares, Inc.	5,500	110,935
Enterprise Bancorp, Inc.	313	14,060
Enterprise Financial Services Corp.	1,180	55,566
Equity Bancshares, Inc., Class A	500	16,965
Farmers National Banc Corp.	1,100	20,405
FB Financial Corp.	1,086	47,589
Fidelity D&D Bancorp, Inc.	100	5,900
Financial Institutions, Inc.	440	13,992
First Bancorp	1,124	51,389
First BanCorp	6,800	93,704
First Bank	400	5,804
First Busey Corp.	1,713	46,457
	Number of Shares	Value†

Banks — (continued)
First Commonwealth Financial Corp.	3,321	$ 53,435
First Community Bankshares, Inc.	626	20,921
First Financial Bancorp	3,082	75,139
First Financial Bankshares, Inc.	4,204	213,731
First Financial Corp.	380	17,210
First Foundation, Inc.	1,200	29,832
First Internet Bancorp	300	14,112
First Interstate BancSystem, Inc., Class A	1,387	56,409
First Merchants Corp.	1,730	72,470
First Mid Bancshares, Inc.	500	21,395
First Midwest Bancorp, Inc.	3,614	74,015
Five Star Bancorp	200	6,000
Flagstar Bancorp, Inc.	1,700	81,498
Fulton Financial Corp.	5,103	86,751
German American Bancorp, Inc.	738	28,767
Glacier Bancorp, Inc.	3,599	204,063
Great Southern Bancorp, Inc.	371	21,982
Great Western Bancorp, Inc.	1,900	64,524
Guaranty Bancshares, Inc.	330	12,401
Hancock Whitney Corp.	2,778	138,956
Hanmi Financial Corp.	913	21,620
HarborOne Bancorp, Inc.	1,577	23,403
Hawthorn Bancshares, Inc.	116	2,996
HBT Financial, Inc.	400	7,492
Heartland Financial USA, Inc.	1,317	66,653
Heritage Commerce Corp.	1,900	22,686
Heritage Financial Corp.	1,030	25,173
Hilltop Holdings, Inc.	2,142	75,270
Home BancShares, Inc.	4,935	120,167
HomeStreet, Inc.	600	31,200
Hope Bancorp, Inc.	3,767	55,413
Horizon Bancorp, Inc.	1,350	28,147
Howard Bancorp, Inc.*	500	10,895
Independent Bank Corp.	1,460	119,034
Independent Bank Corp.	800	19,096
Independent Bank Group, Inc.	1,250	90,187
International Bancshares Corp.	1,825	77,362
Kearny Financial Corp.	2,245	29,746
Lakeland Bancorp, Inc.	1,711	32,492
Lakeland Financial Corp.	791	63,391
Live Oak Bancshares, Inc.	1,000	87,290
Luther Burbank Corp.	800	11,232
Macatawa Bank Corp.	800	7,056
Mercantile Bank Corp.	500	17,515
Merchants Bancorp	400	18,932
Meta Financial Group, Inc.	1,000	59,660
Metrocity Bankshares, Inc.	600	16,518
Metropolitan Bank Holding Corp.*	300	31,959
Mid Penn Bancorp, Inc.	400	12,696
Midland States Bancorp, Inc.	700	17,353
MidWestOne Financial Group, Inc.	400	12,948
MVB Financial Corp.	400	16,608
National Bank Holdings Corp., Class A	900	39,546
NBT Bancorp, Inc.	1,469	56,586

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Nicolet Bankshares, Inc.*	400	$ 34,300
Northrim BanCorp, Inc.	200	8,692
OFG Bancorp	1,610	42,762
Old National Bancorp	5,261	95,329
Old Second Bancorp, Inc.	800	10,072
Origin Bancorp, Inc.	800	34,336
Orrstown Financial Services, Inc.	400	10,080
Park National Corp.	486	66,733
PCSB Financial Corp.	500	9,520
Peapack-Gladstone Financial Corp.	636	22,514
Peoples Bancorp, Inc.	891	28,343
Peoples Financial Services Corp.	200	10,538
Pioneer Bancorp, Inc.*	500	5,660
Preferred Bank	500	35,895
Premier Financial Corp.	1,131	34,959
Primis Financial Corp.	600	9,024
Provident Bancorp, Inc.	404	7,514
QCR Holdings, Inc.	500	28,000
RBB Bancorp	600	15,720
Red River Bancshares, Inc.	200	10,700
Reliant Bancorp, Inc.	400	14,200
Renasant Corp.	1,735	65,843
Republic Bancorp, Inc., Class A	287	14,591
Republic First Bancorp, Inc.*	1,700	6,324
S&T Bancorp, Inc.	1,181	37,225
Sandy Spring Bancorp, Inc.	1,550	74,524
Seacoast Banking Corp of Florida	1,740	61,579
ServisFirst Bancshares, Inc.	1,600	135,904
Sierra Bancorp	412	11,186
Silvergate Capital Corp., Class A*	900	133,380
Simmons First National Corp., Class A	3,496	103,412
SmartFinancial, Inc.	400	10,944
South Plains Financial, Inc.	400	11,124
Southern First Bancshares, Inc.*	200	12,498
Southside Bancshares, Inc.	971	40,607
SouthState Corp.	2,311	185,134
Spirit of Texas Bancshares, Inc.	400	11,512
Stock Yards Bancorp, Inc.	767	48,996
Summit Financial Group, Inc.	400	10,980
Texas Capital Bancshares, Inc.*	1,700	102,425
The Bancorp, Inc.*	1,812	45,862
The Bank of NT Butterfield & Son Ltd.	1,600	60,976
The First Bancorp, Inc.	234	7,348
The First Bancshares, Inc.	700	27,034
The First of Long Island Corp.	689	14,876
Tompkins Financial Corp.	458	38,280
Towne Bank	2,277	71,930
TriCo Bancshares	998	42,874
TriState Capital Holdings, Inc.*	1,000	30,260
Triumph Bancorp, Inc.*	800	95,264
TrustCo Bank Corp.	650	21,652
Trustmark Corp.	2,030	65,894
UMB Financial Corp.	1,381	146,538
United Bankshares, Inc.	4,360	158,181
United Community Banks, Inc.	2,778	99,841
	Number of Shares	Value†

Banks — (continued)
Univest Financial Corp.	987	$ 29,531
Valley National Bancorp	12,983	178,516
Veritex Holdings, Inc.	1,553	61,778
Walker & Dunlop, Inc.	972	146,655
Washington Trust Bancorp, Inc.	570	32,131
WesBanco, Inc.	2,130	74,529
West BanCorp, Inc.	478	14,851
Westamerica BanCorp	873	50,398
		8,301,779
Beverages — 0.4%
Celsius Holdings, Inc.*	1,800	134,226
Coca-Cola Consolidated, Inc.	153	94,736
MGP Ingredients, Inc.	500	42,495
National Beverage Corp.	784	35,539
NewAge, Inc.*	2,800	2,884
Primo Water Corp.	5,100	89,913
The Duckhorn Portfolio, Inc.*	1,200	28,008
Zevia PBC, Class A*	300	2,115
		429,916
Biotechnology — 7.3%
2seventy bio, Inc.*	733	18,787
4D Molecular Therapeutics, Inc.*	700	15,358
89bio, Inc.*	400	5,228
9 Meters Biopharma, Inc.*	8,200	8,025
Absci Corp.*	400	3,280
ACADIA Pharmaceuticals, Inc.*	3,900	91,026
Acumen Pharmaceuticals, Inc.*	300	2,028
Adagio Therapeutics, Inc.*	700	5,082
Adicet Bio, Inc.*	900	15,741
Adverum Biotechnologies, Inc.*	2,600	4,576
Aerovate Therapeutics, Inc.*	300	3,537
Affimed N.V.*	3,800	20,976
Agenus, Inc.*	6,600	21,252
Akero Therapeutics, Inc.*	900	19,035
Akouos, Inc.*	900	7,650
Akoya Biosciences, Inc.*	300	4,593
Albireo Pharma, Inc.*	500	11,645
Aldeyra Therapeutics, Inc.*	1,700	6,800
Aligos Therapeutics, Inc.*	700	8,309
Allakos, Inc.*	1,111	10,877
Allogene Therapeutics, Inc.*	2,200	32,824
Allovir, Inc.*	1,000	12,940
Alpha Teknova, Inc.*	200	4,096
Alpine Immune Sciences, Inc.*	600	8,310
Altimmune, Inc.*	1,100	10,076
ALX Oncology Holdings, Inc.*	600	12,894
Amicus Therapeutics, Inc.*	8,500	98,175
AnaptysBio, Inc.*	600	20,850
Anavex Life Sciences Corp.*	2,100	36,414
Angion Biomedica Corp.*	700	2,030
ANI Pharmaceuticals, Inc.*	300	13,824
Annexon, Inc.*	900	10,341
Apellis Pharmaceuticals, Inc.*	2,400	113,472
Applied Molecular Transport, Inc.*	700	9,786

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Applied Therapeutics, Inc.*	500	$ 4,475
Arbutus Biopharma Corp.*	3,100	12,059
Arcturus Therapeutics Holdings, Inc.*	700	25,907
Arcus Biosciences, Inc.*	1,500	60,705
Arcutis Biotherapeutics, Inc.*	900	18,666
Ardelyx, Inc.*	2,200	2,420
Arena Pharmaceuticals, Inc.*	2,050	190,527
Arrowhead Pharmaceuticals, Inc.*	3,300	218,790
Atara Biotherapeutics, Inc.*	2,928	46,145
Atea Pharmaceuticals, Inc.*	2,100	18,774
Athersys, Inc.*	5,000	4,513
Athira Pharma, Inc.*	1,200	15,636
Atossa Therapeutics, Inc.*	4,000	6,400
Atreca, Inc., Class A*	1,000	3,030
Avalo Therapeutics, Inc.*	1,000	1,700
Avid Bioservices, Inc.*	2,100	61,278
Avidity Biosciences, Inc.*	1,300	30,901
Avrobio, Inc.*	1,100	4,235
Axsome Therapeutics, Inc.*	900	34,002
Beam Therapeutics, Inc.*	1,600	127,504
Berkeley Lights, Inc.*	1,600	29,088
BioAtla, Inc.*	400	7,852
BioCryst Pharmaceuticals, Inc.*	5,700	78,945
Biodesix, Inc.*	500	2,645
Biohaven Pharmaceutical Holding Co., Ltd.*	1,800	248,058
Biomea Fusion, Inc.*	400	2,980
Black Diamond Therapeutics, Inc.*	582	3,102
Bluebird Bio, Inc.*	2,200	21,978
Blueprint Medicines Corp.*	1,900	203,509
Bolt Biotherapeutics, Inc.*	900	4,410
Bridgebio Pharma, Inc.*	3,455	57,629
Brooklyn ImmunoTherapeutics, Inc.*	900	3,753
C4 Therapeutics, Inc.*	1,300	41,860
Cara Therapeutics, Inc.*	1,500	18,270
Cardiff Oncology, Inc.*	1,400	8,414
Caribou Biosciences, Inc.*	600	9,054
Cassava Sciences, Inc.*	1,200	52,440
Celldex Therapeutics, Inc.*	1,500	57,960
CEL-SCI Corp.*	1,100	7,810
Century Therapeutics, Inc.*	400	6,344
Cerevel Therapeutics Holdings, Inc.*	1,300	42,146
ChemoCentryx, Inc.*	1,695	61,715
Chinook Therapeutics, Inc.*	1,160	18,920
ChromaDex Corp.*	1,400	5,236
Clene, Inc.*	900	3,690
Codiak Biosciences, Inc.*	300	3,342
Cogent Biosciences, Inc.*	1,400	12,012
Cortexyme, Inc.*	700	8,834
Crinetics Pharmaceuticals, Inc.*	1,400	39,774
Cue Biopharma, Inc.*	1,000	11,310
Cullinan Oncology, Inc.*	800	12,344
Curis, Inc.*	3,000	14,280
Cymabay Therapeutics, Inc.*	2,100	7,098
Cyteir Therapeutics, Inc.*	300	3,411
	Number of Shares	Value†

Biotechnology — (continued)
Cytek Biosciences, Inc.*	500	$ 8,160
CytomX Therapeutics, Inc.*	2,400	10,392
Day One Biopharmaceuticals, Inc.*	400	6,740
Deciphera Pharmaceuticals, Inc.*	1,200	11,724
Denali Therapeutics, Inc.*	3,000	133,800
Design Therapeutics, Inc.*	500	10,705
DICE Therapeutics, Inc.*	500	12,655
Dynavax Technologies Corp.*	3,320	46,712
Dyne Therapeutics, Inc.*	1,000	11,890
Edgewise Therapeutics, Inc.*	1,300	19,864
Editas Medicine, Inc.*	2,200	58,410
Eiger BioPharmaceuticals, Inc.*	900	4,671
Eliem Therapeutics, Inc.*	200	2,092
Emergent BioSolutions, Inc.*	1,558	67,726
Epizyme, Inc.*	2,700	6,750
Erasca, Inc.*	700	10,906
Esperion Therapeutics, Inc.*	700	3,500
Evelo Biosciences, Inc.*	700	4,249
Evolus, Inc.*	1,200	7,812
Exagen, Inc.*	500	5,815
EyePoint Pharmaceuticals, Inc.*	900	11,016
Fate Therapeutics, Inc.*	2,700	157,977
FibroGen, Inc.*	2,900	40,890
Finch Therapeutics Group, Inc.*	400	3,988
Forma Therapeutics Holdings, Inc.*	1,000	14,220
Forte Biosciences, Inc.*	400	856
Frequency Therapeutics, Inc.*	800	4,104
Gemini Therapeutics, Inc.*	1,000	2,910
Generation Bio Co.*	1,300	9,204
Geron Corp.*	9,240	11,273
Global Blood Therapeutics, Inc.*	2,000	58,540
Gossamer Bio, Inc.*	1,800	20,358
Graphite Bio, Inc.*	500	6,215
Greenwich Lifesciences, Inc.*	200	4,866
GT Biopharma, Inc.*	900	2,745
Halozyme Therapeutics, Inc.*	4,589	184,524
Harvard Bioscience, Inc.*	1,700	11,985
Homology Medicines, Inc.*	1,200	4,368
Humanigen, Inc.*	1,500	5,580
iBio, Inc.*	5,300	2,910
Icosavax, Inc.*	400	9,152
IGM Biosciences, Inc.*	300	8,799
Ikena Oncology, Inc.*	900	11,286
Imago Biosciences, Inc.*	300	7,113
Immunic, Inc.*	700	6,699
ImmunityBio, Inc.*	2,300	13,984
ImmunoGen, Inc.*	6,563	48,697
Immunovant, Inc.*	1,100	9,372
Infinity Pharmaceuticals, Inc.*	3,400	7,650
Inhibrx, Inc.*	1,000	43,670
Innoviva, Inc.*	1,400	24,150
Inovio Pharmaceuticals, Inc.*	6,800	33,932
Inozyme Pharma, Inc.*	300	2,046
Insmed, Inc.*	3,800	103,512
Instil Bio, Inc.*	1,800	30,798

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Intercept Pharmaceuticals, Inc.*	726	$ 11,827
Intra-Cellular Therapies, Inc.*	2,300	120,382
iTeos Therapeutics, Inc.*	700	32,592
IVERIC bio, Inc.*	3,484	58,252
Janux Therapeutics, Inc.*	400	7,892
Kaleido Biosciences, Inc.*	600	1,434
Karuna Therapeutics, Inc.*	700	91,700
Karyopharm Therapeutics, Inc.*	1,900	12,217
KemPharm, Inc.*	1,000	8,710
Keros Therapeutics, Inc.*	600	35,106
Kezar Life Sciences, Inc.*	1,100	18,392
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	11,770
Kinnate Biopharma, Inc.*	800	14,176
Kodiak Sciences, Inc.*	1,100	93,258
Kronos Bio, Inc.*	1,300	17,667
Krystal Biotech, Inc.*	600	41,970
Kymera Therapeutics, Inc.*	1,100	69,839
Lexicon Pharmaceuticals, Inc.*	2,560	10,086
Ligand Pharmaceuticals, Inc.*	506	78,157
Lineage Cell Therapeutics, Inc.*	4,500	11,025
MacroGenics, Inc.*	1,900	30,495
Magenta Therapeutics, Inc.*	600	2,658
MaxCyte, Inc.*	3,100	31,589
MEI Pharma, Inc.*	3,800	10,146
MeiraGTx Holdings PLC*	1,100	26,114
Mersana Therapeutics, Inc.*	2,300	14,306
Mind Medicine MindMed, Inc.*	10,800	14,904
Molecular Templates, Inc.*	800	3,136
Monte Rosa Therapeutics, Inc.*	400	8,168
Mustang Bio, Inc.*	1,500	2,490
Myriad Genetics, Inc.*	2,500	69,000
NeoGenomics, Inc.*	3,700	126,244
NGM Biopharmaceuticals, Inc.*	1,200	21,252
Nkarta, Inc.*	600	9,210
Nurix Therapeutics, Inc.*	1,000	28,950
Nuvalent, Inc., Class A*	300	5,712
Nuvation Bio, Inc.*	5,200	44,200
Olema Pharmaceuticals, Inc.*	800	7,488
Omega Therapeutics, Inc.*	200	2,266
Omeros Corp.*	1,800	11,574
Oncocyte Corp.*	1,800	3,906
Oncorus, Inc.*	800	4,216
Oncternal Therapeutics, Inc.*	1,800	4,086
Organogenesis Holdings, Inc.*	1,300	12,012
Oyster Point Pharma, Inc.*	200	3,652
Phathom Pharmaceuticals, Inc.*	700	13,769
Pliant Therapeutics, Inc.*	800	10,800
Poseida Therapeutics, Inc.*	1,400	9,534
Praxis Precision Medicines, Inc.*	900	17,730
Precigen, Inc.*	3,300	12,243
Precision BioSciences, Inc.*	1,900	14,060
Prelude Therapeutics, Inc.*	300	3,735
Prothena Corp. PLC*	1,100	54,340
Provention Bio, Inc.*	1,500	8,430
PTC Therapeutics, Inc.*	2,200	87,626
	Number of Shares	Value†

Biotechnology — (continued)
Puma Biotechnology, Inc.*	900	$ 2,736
Radius Health, Inc.*	1,400	9,688
Rain Therapeutics, Inc.*	400	5,152
Rallybio Corp.*	400	3,816
RAPT Therapeutics, Inc.*	600	22,038
Recursion Pharmaceuticals, Inc., Class A*	3,700	63,381
REGENXBIO, Inc.*	1,300	42,510
Relay Therapeutics, Inc.*	2,300	70,633
Replimune Group, Inc.*	1,000	27,100
REVOLUTION Medicines, Inc.*	1,900	47,823
Rigel Pharmaceuticals, Inc.*	6,290	16,669
Rocket Pharmaceuticals, Inc.*	1,400	30,562
Rubius Therapeutics, Inc.*	1,300	12,584
Sana Biotechnology, Inc.*	2,800	43,344
Sangamo Therapeutics, Inc.*	4,103	30,773
Scholar Rock Holding Corp.*	900	22,356
Seelos Therapeutics, Inc.*	3,100	5,053
Seer, Inc.*	1,300	29,653
Selecta Biosciences, Inc.*	3,900	12,714
Sensei Biotherapeutics, Inc.*	700	4,060
Sesen Bio, Inc.*	5,900	4,809
Shattuck Labs, Inc.*	900	7,659
Silverback Therapeutics, Inc.*	400	2,664
Singular Genomics Systems, Inc.*	400	4,624
Solid Biosciences, Inc.*	400	700
Sorrento Therapeutics, Inc.*	8,700	40,455
Springworks Therapeutics, Inc.*	1,000	61,980
SQZ Biotechnologies Co.*	900	8,037
Stoke Therapeutics, Inc.*	700	16,793
Surface Oncology, Inc.*	1,300	6,214
Sutro Biopharma, Inc.*	1,434	21,338
Syndax Pharmaceuticals, Inc.*	1,500	32,835
Talaris Therapeutics, Inc.*	300	4,587
Tarsus Pharmaceuticals, Inc.*	200	4,500
Taysha Gene Therapies, Inc.*	800	9,320
TCR2 Therapeutics, Inc.*	800	3,728
Tenaya Therapeutics, Inc.*	400	7,580
Terns Pharmaceuticals, Inc.*	400	2,828
TG Therapeutics, Inc.*	4,100	77,900
Theravance Biopharma, Inc.*	2,200	24,310
TransMedics Group, Inc.*	900	17,244
Travere Therapeutics, Inc.*	1,800	55,872
Turning Point Therapeutics, Inc.*	1,466	69,928
Twist Bioscience Corp.*	1,524	117,942
UroGen Pharma Ltd.*	700	6,657
Vaxart, Inc.*	4,000	25,080
VBI Vaccines, Inc.*	6,200	14,508
Vera Therapeutics, Inc.*	200	5,344
Veracyte, Inc.*	2,200	90,640
Verastem, Inc.*	6,200	12,710
Vericel Corp.*	1,500	58,950
Veru, Inc.*	2,500	14,725
Verve Therapeutics, Inc.*	500	18,435
Viking Therapeutics, Inc.*	1,700	7,820

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Vincerx Pharma, Inc.*	400	$ 4,076
Vir Biotechnology, Inc.*	2,000	83,740
Viracta Therapeutics, Inc.*	1,300	4,745
VistaGen Therapeutics, Inc.*	6,800	13,260
Vor BioPharma, Inc.*	400	4,648
WaVe Life Sciences Ltd.*	700	2,198
Werewolf Therapeutics, Inc.*	900	10,719
XBiotech, Inc.	467	5,198
Xencor, Inc.*	1,900	76,228
XOMA Corp.*	200	4,170
Y-mAbs Therapeutics, Inc.*	1,200	19,452
Zentalis Pharmaceuticals, Inc.*	1,200	100,872
ZIOPHARM Oncology, Inc.*	5,927	6,460
		7,205,299
Building Materials — 1.4%
AAON, Inc.	1,385	110,011
American Woodmark Corp.*	569	37,099
Apogee Enterprises, Inc.	843	40,590
Boise Cascade Co.	1,300	92,560
Caesarstone Ltd.	600	6,804
Cornerstone Building Brands, Inc.*	1,664	29,020
Forterra, Inc.*	1,000	23,780
Gibraltar Industries, Inc.*	1,101	73,415
Griffon Corp.	1,656	47,163
JELD-WEN Holding, Inc.*	2,700	71,172
Masonite International Corp.*	800	94,360
Patrick Industries, Inc.	775	62,535
PGT Innovations, Inc.*	2,000	44,980
Simpson Manufacturing Co., Inc.	1,443	200,678
SPX Corp.*	1,400	83,552
Summit Materials, Inc., Class A*	3,905	156,747
UFP Industries, Inc.	1,949	179,327
View, Inc.*	2,900	11,339
		1,365,132
Chemicals — 1.8%
AdvanSix, Inc.	900	42,525
American Vanguard Corp.	878	14,390
Amyris, Inc.*	5,400	29,214
Balchem Corp.	1,041	175,513
Cabot Corp.	1,800	101,160
Codexis, Inc.*	2,000	62,540
Danimer Scientific, Inc.*	2,300	19,596
Ecovyst, Inc.	1,800	18,432
Ferro Corp.*	2,638	57,588
GCP Applied Technologies, Inc.*	1,700	53,822
H.B. Fuller Co.	1,680	136,080
Hawkins, Inc.	698	27,536
Ingevity Corp.*	1,300	93,210
Innospec, Inc.	800	72,272
Intrepid Potash, Inc.*	370	15,810
Koppers Holdings, Inc.*	620	19,406
Kraton Corp.*	1,041	48,219
Kronos Worldwide, Inc.	900	13,509
Marrone Bio Innovations, Inc.*	2,700	1,945
	Number of Shares	Value†

Chemicals — (continued)
Minerals Technologies, Inc.	1,128	$ 82,513
Oil-Dri Corp of America	197	6,448
Orion Engineered Carbons S.A.*	1,800	33,048
Quaker Chemical Corp.	436	100,620
Rayonier Advanced Materials, Inc.*	1,900	10,849
Rogers Corp.*	617	168,441
Sensient Technologies Corp.	1,358	135,881
Stepan Co.	680	84,517
Trinseo PLC	1,300	68,198
Tronox Holdings PLC, Class A	3,900	93,717
Unifi, Inc.*	460	10,649
Zymergen, Inc.*	2,600	17,394
		1,815,042
Coal — 0.2%
Arch Resources, Inc.	500	45,660
CONSOL Energy, Inc.*	1,000	22,710
Peabody Energy Corp.*	2,800	28,196
SunCoke Energy, Inc.	2,541	16,745
Warrior Met Coal, Inc.	1,700	43,707
		157,018
Commercial Services — 4.7%
2U, Inc.*	2,300	46,161
ABM Industries, Inc.	2,139	87,378
Acacia Research Corp.*	1,180	6,053
Adtalem Global Education, Inc.*	1,600	47,296
Alarm.com Holdings, Inc.*	1,500	127,215
Alta Equipment Group, Inc.*	700	10,248
American Public Education, Inc.*	655	14,574
AMN Healthcare Services, Inc.*	1,509	184,596
API Group Corp.*	6,400	164,928
Arlo Technologies, Inc.*	2,433	25,522
ASGN, Inc.*	1,652	203,857
Avis Budget Group, Inc.*	1,300	269,581
Barrett Business Services, Inc.	242	16,713
BrightView Holdings, Inc.*	1,315	18,515
Carriage Services, Inc.	500	32,220
Cass Information Systems, Inc.	498	19,581
CBIZ, Inc.*	1,640	64,157
Cimpress PLC*	529	37,882
CoreCivic, Inc.*	4,200	41,874
CorVel Corp.*	299	62,192
Coursera, Inc.*	2,400	58,656
CRA International, Inc.	274	25,581
Cross Country Healthcare, Inc.*	1,084	30,092
Custom Truck One Source, Inc.*	1,500	12,000
Deluxe Corp.	1,307	41,968
Emerald Holding, Inc.*	700	2,779
Ennis, Inc.	858	16,757
European Wax Center, Inc., Class A*	300	9,105
EVERTEC, Inc.	1,939	96,911
Evo Payments, Inc., Class A*	1,500	38,400
First Advantage Corp.*	1,600	30,464
Forrester Research, Inc.*	375	22,024
Franklin Covey Co.*	497	23,041

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Graham Holdings Co., Class B	122	$ 76,839
Green Dot Corp., Class A*	1,727	62,587
GreenSky, Inc., Class A*	2,300	26,128
HealthEquity, Inc.*	2,700	119,448
Heidrick & Struggles International, Inc.	569	24,882
Herc Holdings, Inc.	800	125,240
Huron Consulting Group, Inc.*	728	36,327
ICF International, Inc.	648	66,452
Insperity, Inc.	1,173	138,543
John Wiley & Sons, Inc., Class A	1,400	80,178
Kelly Services, Inc., Class A	1,014	17,005
Kforce, Inc.	686	51,601
Korn Ferry	1,790	135,557
Laureate Education, Inc., Class A	3,300	40,392
LiveRamp Holdings, Inc.*	2,167	103,908
Marathon Digital Holdings, Inc.*	3,100	101,866
Medifast, Inc.	376	78,746
MoneyGram International, Inc.*	3,000	23,670
Monro, Inc.	1,037	60,426
Multiplan Corp.*	12,400	54,932
National Research Corp.	387	16,068
Paya Holdings, Inc.*	2,800	17,752
Perdoceo Education Corp.*	2,300	27,048
PROG Holdings, Inc.*	2,167	97,753
Progyny, Inc.*	2,100	105,735
R1 RCM, Inc.*	3,800	96,862
Remitly Global, Inc.*	400	8,248
Rent-A-Center, Inc.	2,153	103,430
Repay Holdings Corp.*	2,700	49,329
Resources Connection, Inc.	922	16,448
Riot Blockchain, Inc.*	2,700	60,291
RR Donnelley & Sons Co.*	2,600	29,276
ShotSpotter, Inc.*	300	8,856
SP Plus Corp.*	693	19,556
Strategic Education, Inc.	859	49,685
Stride, Inc.*	1,252	41,729
Team, Inc.*	983	1,071
Textainer Group Holdings Ltd.	1,512	53,994
The Aaron's Co., Inc.	1,100	27,115
The Brink's Co.	1,610	105,568
The Hackett Group, Inc.	716	14,699
Transcat, Inc.*	200	18,486
TriNet Group, Inc.*	1,300	123,838
Triton International Ltd.	2,193	132,084
TrueBlue, Inc.*	1,076	29,773
Vectrus, Inc.*	400	18,308
Viad Corp.*	671	28,712
Vivint Smart Home, Inc.*	3,100	30,318
Willdan Group, Inc.*	300	10,560
WW International, Inc.*	1,700	27,421
		4,683,061
Computers — 2.2%
3D Systems Corp.*	3,900	84,006
Cantaloupe, Inc.*	2,000	17,760
	Number of Shares	Value†

Computers — (continued)
Conduent, Inc.*	5,800	$ 30,972
Corsair Gaming, Inc.*	1,000	21,010
Desktop Metal, Inc., Class A*	6,184	30,611
Diebold Nixdorf, Inc.*	2,500	22,625
ExlService Holdings, Inc.*	1,100	159,247
Grid Dynamics Holdings, Inc.*	1,400	53,158
iCAD, Inc.*	500	3,600
Insight Enterprises, Inc.*	1,143	121,844
Integral Ad Science Holding Corp.*	500	11,105
KBR, Inc.	4,600	219,052
Maximus, Inc.	1,981	157,826
Mitek Systems, Inc.*	1,500	26,625
NetScout Systems, Inc.*	2,365	78,234
OneSpan, Inc.*	1,128	19,097
PAE, Inc.*	2,100	20,853
PAR Technology Corp.*	800	42,216
Parsons Corp.*	800	26,920
Ping Identity Holding Corp.*	2,000	45,760
PlayAGS, Inc.*	800	5,432
Qualys, Inc.*	1,100	150,942
Quantum Corp.*	1,300	7,176
Rapid7, Inc.*	1,800	211,842
Rekor Systems, Inc.*	1,200	7,860
Rimini Street, Inc.*	1,800	10,746
SecureWorks Corp., Class A*	500	7,985
StarTek, Inc.*	700	3,654
Sterling Check Corp.*	500	10,255
Super Micro Computer, Inc.*	1,400	61,530
Telos Corp.*	1,300	20,046
Tenable Holdings, Inc.*	3,000	165,210
TTEC Holdings, Inc.	607	54,964
Unisys Corp.*	2,324	47,805
Varonis Systems, Inc.*	3,420	166,827
Vocera Communications, Inc.*	1,100	71,324
Vuzix Corp.*	2,000	17,340
		2,213,459
Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co.	1,800	82,278
elf Beauty, Inc.*	1,600	53,136
Inter Parfums, Inc.	624	66,705
Revlon, Inc., Class A*	270	3,062
The Beauty Health Co.*	2,800	67,648
The Honest Co., Inc.*	2,800	22,652
		295,481
Distribution & Wholesale — 0.8%
A-Mark Precious Metals, Inc.	300	18,330
Avient Corp.	2,955	165,332
EVI Industries, Inc.*	200	6,246
G-III Apparel Group Ltd.*	1,508	41,681
Global Industrial Co.	362	14,806
H&E Equipment Services, Inc.	1,059	46,882
Ideanomics, Inc.*	13,600	16,320
KAR Auction Services, Inc.*	3,800	59,356
Resideo Technologies, Inc.*	4,700	122,341

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
ScanSource, Inc.*	881	$ 30,905
Titan Machinery, Inc.*	723	24,358
Veritiv Corp.*	500	61,285
VSE Corp.	308	18,770
WESCO International, Inc.*	1,447	190,411
		817,023
Diversified Financial Services — 2.5%
Amerant Bancorp, Inc.	900	31,095
Artisan Partners Asset Management, Inc., Class A	1,900	90,516
AssetMark Financial Holdings, Inc.*	500	13,105
Associated Capital Group, Inc., Class A	100	4,300
Atlanticus Holdings Corp.*	200	14,264
B Riley Financial, Inc.	700	62,202
BGC Partners, Inc., Class A	10,500	48,825
Blucora, Inc.*	1,596	27,643
Brightsphere Investment Group, Inc.	1,926	49,306
Calamos Asset Management, Inc., Class A(1),*	469	0
Cohen & Steers, Inc.	817	75,581
Columbia Financial, Inc.*	1,500	31,290
Cowen, Inc., Class A	947	34,187
Curo Group Holdings Corp.	900	14,409
Diamond Hill Investment Group, Inc.	107	20,783
Enact Holdings, Inc.	500	10,335
Encore Capital Group, Inc.*	997	61,924
Enova International, Inc.*	1,113	45,588
EZCORP, Inc., Class A*	1,766	13,015
Federal Agricultural Mortgage Corp., Class C	300	37,179
Federated Hermes, Inc.	3,000	112,740
Finance Of America Cos., Inc., Class A*	1,300	5,161
Flywire Corp.*	2,000	76,120
Focus Financial Partners, Inc., Class A*	1,900	113,468
GAMCO Investors, Inc., Class A	215	5,371
GCM Grosvenor, Inc., Class A	1,200	12,600
Greenhill & Co., Inc.	500	8,965
Hamilton Lane, Inc., Class A	1,100	113,982
Houlihan Lokey, Inc.	1,650	170,808
I3 Verticals, Inc., Class A*	800	18,232
International Money Express, Inc.*	900	14,364
LendingClub Corp.*	3,160	76,409
LendingTree, Inc.*	377	46,220
Marlin Business Services Corp.	200	4,656
Moelis & Co., Class A	2,000	125,020
Mr. Cooper Group, Inc.*	1,992	82,887
Navient Corp.	5,300	112,466
Nelnet, Inc., Class A	599	58,510
Ocwen Financial Corp.*	300	11,991
Oportun Financial Corp.*	700	14,175
Oppenheimer Holdings, Inc., Class A	238	11,036
PennyMac Financial Services, Inc.	1,000	69,780
Piper Sandler Cos.	587	104,785
PJT Partners, Inc., Class A	800	59,272
	Number of Shares	Value†

Diversified Financial Services — (continued)
PRA Group, Inc.*	1,448	$ 72,704
Pzena Investment Management, Inc., Class A	830	7,860
Regional Management Corp.	300	17,238
Sculptor Capital Management, Inc.	600	12,810
StepStone Group, Inc., Class A	1,400	58,198
StoneX Group, Inc.*	593	36,321
Velocity Financial, Inc.*	400	5,480
Virtus Investment Partners, Inc.	236	70,116
WisdomTree Investments, Inc.	3,900	23,868
World Acceptance Corp.*	150	36,814
		2,455,974
Electric — 1.3%
ALLETE, Inc.	1,751	116,179
Ameresco, Inc., Class A*	1,000	81,440
Avista Corp.	2,339	99,384
Black Hills Corp.	2,048	144,527
Clearway Energy, Inc., Class A	1,100	36,828
Clearway Energy, Inc., Class C	2,600	93,678
FTC Solar, Inc.*	800	6,048
MGE Energy, Inc.	1,242	102,154
NorthWestern Corp.	1,680	96,029
Ormat Technologies, Inc.	1,500	118,950
Otter Tail Corp.	1,392	99,417
PNM Resources, Inc.	2,810	128,164
Portland General Electric Co.	2,956	156,432
Unitil Corp.	463	21,293
Via Renewables, Inc.	400	4,572
		1,305,095
Electrical Components & Equipment — 0.7%
American Superconductor Corp.*	900	9,792
Belden, Inc.	1,455	95,637
Blink Charging Co.*	1,200	31,812
Encore Wire Corp.	671	96,020
Energizer Holdings, Inc.	2,200	88,220
EnerSys	1,423	112,502
Insteel Industries, Inc.	691	27,509
nLight, Inc.*	1,300	31,135
Novanta, Inc.*	1,168	205,954
Powell Industries, Inc.	229	6,753
		705,334
Electronics — 1.7%
Advanced Energy Industries, Inc.	1,193	108,635
Akoustis Technologies, Inc.*	1,100	7,348
Allied Motion Technologies, Inc.	300	10,947
Atkore, Inc.*	1,500	166,785
Badger Meter, Inc.	918	97,822
Benchmark Electronics, Inc.	1,313	35,582
Brady Corp., Class A	1,557	83,922
Comtech Telecommunications Corp.	952	22,553
FARO Technologies, Inc.*	620	43,412
Fluidigm Corp.*	2,500	9,800
GoPro, Inc., Class A*	4,300	44,333

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Identiv, Inc.*	800	$ 22,512
II-VI, Inc.*	3,418	233,552
Itron, Inc.*	1,500	102,780
Kimball Electronics, Inc.*	933	20,302
Knowles Corp.*	3,052	71,264
Kopin Corp.*	2,700	11,043
Luna Innovations, Inc.*	700	5,908
Mesa Laboratories, Inc.	175	57,416
MicroVision, Inc.*	5,100	25,551
Napco Security Technologies, Inc.*	500	24,990
NVE Corp.	109	7,445
OSI Systems, Inc.*	557	51,912
Plexus Corp.*	903	86,589
Sanmina Corp.*	2,026	83,998
Stoneridge, Inc.*	873	17,233
TTM Technologies, Inc.*	3,429	51,092
Turtle Beach Corp.*	500	11,130
Vicor Corp.*	722	91,680
Vishay Intertechnology, Inc.	4,300	94,041
Vishay Precision Group, Inc.*	500	18,560
		1,720,137
Energy-Alternate Sources — 0.6%
Advent Technologies Holdings, Inc.*	700	4,907
Aemetis, Inc.*	900	11,070
Alto Ingredients, Inc.*	2,600	12,506
Array Technologies, Inc.*	4,200	65,898
Beam Global*	300	5,580
Cleanspark, Inc.*	1,200	11,424
Eos Energy Enterprises, Inc.*	1,400	10,528
FuelCell Energy, Inc.*	12,000	62,400
FutureFuel Corp.	800	6,112
Gevo, Inc.*	6,400	27,392
Green Plains, Inc.*	1,567	54,469
Renewable Energy Group, Inc.*	1,400	59,416
REX American Resources Corp.*	192	18,432
Stem, Inc.*	3,700	70,189
Sunnova Energy International, Inc.*	2,800	78,176
SunPower Corp.*	2,500	52,175
TPI Composites, Inc.*	1,100	16,456
		567,130
Engineering & Construction — 1.5%
908 Devices, Inc.*	500	12,935
Arcosa, Inc.	1,600	84,320
Aris Water Solution, Inc., Class A*	600	7,770
Atlas Technical Consultants, Inc.*	500	4,210
Comfort Systems USA, Inc.	1,127	111,505
Concrete Pumping Holdings, Inc.*	1,100	9,020
Construction Partners, Inc., Class A*	1,000	29,410
Dycom Industries, Inc.*	953	89,353
EMCOR Group, Inc.	1,763	224,589
Exponent, Inc.	1,680	196,106
Fluor Corp.*	4,700	116,419
Granite Construction, Inc.	1,433	55,457
Great Lakes Dredge & Dock Corp.*	1,951	30,670
	Number of Shares	Value†

Engineering & Construction — (continued)
IES Holdings, Inc.*	300	$ 15,192
Infrastructure and Energy Alternatives, Inc.*	800	7,360
INNOVATE Corp.*	1,083	4,007
Iteris, Inc.*	1,200	4,800
Latham Group, Inc.*	800	20,024
Mistras Group, Inc.*	600	4,458
MYR Group, Inc.*	583	64,451
NV5 Global, Inc.*	400	55,248
Primoris Services Corp.	1,790	42,924
Sterling Construction Co., Inc.*	800	21,040
Tutor Perini Corp.*	1,397	17,281
WillScot Mobile Mini Holdings Corp.*	6,952	283,920
		1,512,469
Entertainment — 1.6%
Accel Entertainment, Inc.*	2,000	26,040
AMC Entertainment Holdings, Inc., Class A*	16,855	458,456
Bally's Corp.*	1,050	39,963
Chicken Soup For The Soul Entertainment, Inc.*	400	5,536
Cinemark Holdings, Inc.*	3,500	56,420
Eros STX Global Corp.*	11,400	2,733
Esports Technologies, Inc.*	400	8,224
Everi Holdings, Inc.*	2,800	59,780
GAN Ltd.*	1,400	12,866
Golden Entertainment, Inc.*	600	30,318
Golden Nugget Online Gaming, Inc.*	1,200	11,940
Hall of Fame Resort & Entertainment Co.*	2,200	3,344
IMAX Corp.*	1,800	32,112
International Game Technology PLC	3,200	92,512
Liberty Media Corp.-Liberty Braves, Class A*	300	8,625
Liberty Media Corp.-Liberty Braves, Class C*	1,300	36,530
Lions Gate Entertainment Corp., Class A*	1,900	31,616
Lions Gate Entertainment Corp., Class B*	3,800	58,482
Madison Square Garden Entertainment Corp.*	837	58,874
Monarch Casino & Resort, Inc.*	385	28,471
NEOGAMES S.A.*	100	2,778
RCI Hospitality Holdings, Inc.	300	23,364
Red Rock Resorts, Inc., Class A	2,000	110,020
Rush Street Interactive, Inc.*	1,800	29,700
Scientific Games Corp.*	3,100	207,173
SeaWorld Entertainment, Inc.*	1,700	110,262
		1,546,139
Environmental Control — 0.9%
Casella Waste Systems, Inc., Class A*	1,600	136,672
CECO Environmental Corp.*	1,309	8,155
Centrus Energy Corp., Class A*	400	19,964

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Energy Recovery, Inc.*	1,500	$ 32,235
Evoqua Water Technologies Corp.*	3,800	177,650
Harsco Corp.*	2,800	46,788
Heritage-Crystal Clean, Inc.*	600	19,212
Montrose Environmental Group, Inc.*	800	56,408
Pure Cycle Corp.*	800	11,680
PureCycle Technologies, Inc.*	1,100	10,527
Sharps Compliance Corp.*	600	4,278
Tetra Tech, Inc.	1,764	299,527
US Ecology, Inc.*	940	30,024
		853,120
Food — 1.5%
AquaBounty Technologies, Inc.*	2,000	4,200
B&G Foods, Inc.	2,172	66,746
BellRing Brands, Inc., Class A*	1,300	37,089
Calavo Growers, Inc.	551	23,362
Cal-Maine Foods, Inc.	1,246	46,090
HF Foods Group, Inc.*	1,300	10,998
Hostess Brands, Inc.*	4,400	89,848
Ingles Markets, Inc., Class A	504	43,515
J & J Snack Foods Corp.	470	74,241
John B Sanfilippo & Son, Inc.	300	27,048
Krispy Kreme, Inc.	700	13,244
Laird Superfood, Inc.*	300	3,912
Lancaster Colony Corp.	604	100,022
Landec Corp.*	718	7,970
Mission Produce, Inc.*	1,300	20,410
Nathan's Famous, Inc.	100	5,839
Natural Grocers by Vitamin Cottage, Inc.	400	5,700
Performance Food Group Co.*	4,900	224,861
Sanderson Farms, Inc.	656	125,348
Seneca Foods Corp., Class A*	211	10,117
SpartanNash Co.	1,130	29,109
Sprouts Farmers Market, Inc.*	3,800	112,784
Tattooed Chef, Inc.*	1,600	24,864
The Chefs' Warehouse, Inc.*	950	31,635
The Simply Good Foods Co.*	2,800	116,396
Tootsie Roll Industries, Inc.	550	19,927
TreeHouse Foods, Inc.*	1,700	68,901
United Natural Foods, Inc.*	1,900	93,252
Utz Brands, Inc.	2,000	31,900
Village Super Market, Inc., Class A	268	6,269
Weis Markets, Inc.	566	37,288
Whole Earth Brands, Inc.*	1,300	13,962
		1,526,847
Food Service — 0.1%
Healthcare Services Group, Inc.	2,580	45,898
Sovos Brands, Inc.*	800	12,040
		57,938
Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	578	21,195
Glatfelter Corp.	1,359	23,375
	Number of Shares	Value†

Forest Products & Paper — (continued)
Neenah, Inc.	574	$ 26,565
Schweitzer-Mauduit International, Inc.	976	29,182
Verso Corp., Class A	1,000	27,020
		127,337
Gas — 0.9%
Brookfield Infrastructure Corp., Class A	2,000	136,520
Chesapeake Utilities Corp.	535	78,008
New Jersey Resources Corp.	3,164	129,914
Northwest Natural Holding Co.	950	46,341
ONE Gas, Inc.	1,700	131,903
South Jersey Industries, Inc.	3,280	85,674
Southwest Gas Holdings, Inc.	1,973	138,209
Spire, Inc.	1,656	108,004
		854,573
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,470	139,003
Kennametal, Inc.	2,700	96,957
Luxfer Holdings PLC	1,000	19,310
		255,270
Healthcare Products — 3.8%
Accelerate Diagnostics, Inc.*	951	4,964
Accuray, Inc.*	2,738	13,060
Acutus Medical, Inc.*	300	1,023
Alphatec Holdings, Inc.*	2,300	26,289
AngioDynamics, Inc.*	1,158	31,938
Apria, Inc.*	500	16,300
Apyx Medical Corp.*	800	10,256
Asensus Surgical, Inc.*	8,000	8,880
Aspira Women's Health, Inc.*	2,100	3,717
AtriCure, Inc.*	1,500	104,295
Atrion Corp.	44	31,016
Avanos Medical, Inc.*	1,500	52,005
Avita Medical, Inc.*	800	9,584
Axogen, Inc.*	1,200	11,244
Axonics, Inc.*	1,500	84,000
BioLife Solutions, Inc.*	300	11,181
Bionano Genomics, Inc.*	9,200	27,508
Bioventus, Inc., Class A*	1,095	15,866
Butterfly Network, Inc.*	4,100	27,429
Cardiovascular Systems, Inc.*	1,200	22,536
CareDx, Inc.*	1,700	77,316
Castle Biosciences, Inc.*	700	30,009
Celcuity, Inc.*	300	3,957
Cerus Corp.*	5,300	36,093
ClearPoint Neuro, Inc.*	700	7,854
CONMED Corp.	935	132,546
CryoLife, Inc.*	1,199	24,400
Cutera, Inc.*	500	20,660
CVRx, Inc.*	300	3,669
CytoSorbents Corp.*	1,100	4,609
DermTech, Inc.*	800	12,640
Eargo, Inc.*	700	3,570
Glaukos Corp.*	1,453	64,571

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Haemonetics Corp.*	1,631	$ 86,508
Hanger, Inc.*	1,100	19,943
Inari Medical, Inc.*	1,100	100,397
InfuSystem Holdings, Inc.*	600	10,218
Inogen, Inc.*	600	20,400
Inspire Medical Systems, Inc.*	868	199,692
Integer Holdings Corp.*	1,040	89,014
Intersect ENT, Inc.*	1,200	32,772
Invacare Corp.*	1,190	3,237
iRadimed Corp.*	200	9,242
iRhythm Technologies, Inc.*	987	116,160
Lantheus Holdings, Inc.*	2,206	63,731
LeMaitre Vascular, Inc.	700	35,161
LivaNova PLC*	1,700	148,631
Meridian Bioscience, Inc.*	1,360	27,744
Merit Medical Systems, Inc.*	1,675	104,352
MiMedx Group, Inc.*	3,700	22,348
NanoString Technologies, Inc.*	1,500	63,345
Natus Medical, Inc.*	1,075	25,510
Neogen Corp.*	3,538	160,660
NeuroPace, Inc.*	300	3,024
Nevro Corp.*	1,117	90,555
NuVasive, Inc.*	1,706	89,531
Omnicell, Inc.*	1,422	256,586
OraSure Technologies, Inc.*	2,201	19,127
Ortho Clinical Diagnostics Holdings PLC*	3,600	77,004
Orthofix Medical, Inc.*	571	17,752
OrthoPediatrics Corp.*	400	23,944
Pacific Biosciences of California, Inc.*	6,300	128,898
Patterson Cos., Inc.	2,800	82,180
PAVmed, Inc.*	2,900	7,134
PROCEPT BioRobotics Corp.*	200	5,002
Pulmonx Corp.*	800	25,656
Pulse Biosciences, Inc.*	494	7,316
Quanterix Corp.*	1,000	42,400
Quotient Ltd.*	2,200	5,698
Rapid Micro Biosystems, Inc., Class A*	300	3,192
Retractable Technologies, Inc.*	300	2,079
SeaSpine Holdings Corp.*	1,000	13,620
Shockwave Medical, Inc.*	1,090	194,380
SI-BONE, Inc.*	1,000	22,210
Sientra, Inc.*	1,900	6,973
Silk Road Medical, Inc.*	1,100	46,871
STAAR Surgical Co.*	1,523	139,050
Stereotaxis, Inc.*	1,700	10,540
Surmodics, Inc.*	473	22,775
Tactile Systems Technology, Inc.*	600	11,418
Talis Biomedical Corp.*	600	2,406
Treace Medical Concepts, Inc.*	1,000	18,640
Utah Medical Products, Inc.	100	10,000
Varex Imaging Corp.*	1,400	44,170
ViewRay, Inc.*	4,200	23,142
Zynex, Inc.*	600	5,982
		3,733,305
	Number of Shares	Value†

Healthcare Services — 2.0%
Accolade, Inc.*	1,600	$ 42,176
Addus HomeCare Corp.*	500	46,755
Agiliti, Inc.*	800	18,528
American Well Corp., Class A*	6,300	38,052
Aveanna Healthcare Holdings, Inc.*	1,400	10,360
Brookdale Senior Living, Inc.*	5,500	28,380
Community Health Systems, Inc.*	4,100	54,571
Fulgent Genetics, Inc.*	700	70,413
Innovage Holding Corp.*	700	3,500
Inotiv, Inc.*	500	21,035
Invitae Corp.*	6,500	99,255
LHC Group, Inc.*	986	135,309
LifeStance Health Group, Inc.*	1,500	14,280
Magellan Health, Inc.*	741	70,387
MEDNAX, Inc.*	2,500	68,025
Medpace Holdings, Inc.*	960	208,934
ModivCare, Inc.*	400	59,316
National HealthCare Corp.	406	27,584
Neuronetics, Inc.*	900	4,014
Ontrak, Inc.*	200	1,258
OPKO Health, Inc.*	14,001	67,345
Personalis, Inc.*	1,200	17,124
RadNet, Inc.*	1,600	48,176
Select Medical Holdings Corp.	3,600	105,840
SOC Telemed, Inc.*	1,600	2,048
Surgery Partners, Inc.*	1,000	53,410
Tenet Healthcare Corp.*	3,500	285,915
The Ensign Group, Inc.	1,680	141,053
The Joint Corp.*	500	32,845
The Pennant Group, Inc.*	740	17,079
Tivity Health, Inc.*	1,489	39,369
Triple-S Management Corp.*	831	29,650
U.S. Physical Therapy, Inc.	456	43,571
Vapotherm, Inc.*	800	16,568
Viemed Healthcare, Inc.*	1,300	6,786
		1,928,911
Home Builders — 1.5%
Beazer Homes USA, Inc.*	924	21,455
Cavco Industries, Inc.*	298	94,660
Century Communities, Inc.	1,000	81,790
Forestar Group, Inc.*	460	10,005
Green Brick Partners, Inc.*	1,000	30,330
Hovnanian Enterprises, Inc., Class A*	200	25,458
Installed Building Products, Inc.	766	107,026
KB Home	2,600	116,298
LCI Industries	791	123,293
LGI Homes, Inc.*	700	108,136
M/I Homes, Inc.*	936	58,201
MDC Holdings, Inc.	1,859	103,788
Meritage Homes Corp.*	1,190	145,251
Skyline Corp.*	1,700	134,266
Taylor Morrison Home Corp.*	3,900	136,344
Tri Pointe Homes, Inc.*	3,600	100,404

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
Winnebago Industries, Inc.	1,022	$ 76,568
		1,473,273
Home Furnishings — 0.5%
Aterian, Inc.*	700	2,877
Casper Sleep, Inc.*	1,100	7,348
Daktronics, Inc.*	1,209	6,106
Ethan Allen Interiors, Inc.	628	16,510
Flexsteel Industries, Inc.	300	8,058
Hamilton Beach Brands Holding Co., Class A	144	2,068
Hooker Furnishings Corp.	300	6,984
iRobot Corp.*	880	57,974
MillerKnoll, Inc.	2,528	99,072
Purple Innovation, Inc.*	1,700	22,559
Sleep Number Corp.*	772	59,135
Snap One Holdings Corp.*	400	8,432
Sonos, Inc.*	3,900	116,220
The Lovesac Co.*	400	26,504
Traeger, Inc.*	700	8,512
Universal Electronics, Inc.*	400	16,300
VOXX International Corp.*	500	5,085
Weber, Inc., Class A	500	6,465
		476,209
Household Products & Wares — 0.4%
ACCO Brands Corp.	2,893	23,896
Central Garden & Pet Co.*	300	15,789
Central Garden & Pet Co., Class A*	1,402	67,086
Helen of Troy Ltd.*	778	190,198
Quanex Building Products Corp.	1,025	25,399
WD-40 Co.	437	106,908
		429,276
Housewares — 0.0%
Lifetime Brands, Inc.	400	6,388
Tupperware Brands Corp.*	1,800	27,522
		33,910
Insurance — 2.3%
Ambac Financial Group, Inc.*	1,500	24,075
American Equity Investment Life Holding Co.	2,676	104,150
American National Group, Inc.	227	42,867
AMERISAFE, Inc.	608	32,729
Argo Group International Holdings Ltd.	1,032	59,970
BRP Group, Inc., Class A*	1,500	54,165
Citizens, Inc.*	1,466	7,784
CNO Financial Group, Inc.	4,093	97,577
Crawford & Co., Class A	700	5,243
Donegal Group, Inc., Class A	283	4,044
eHealth, Inc.*	720	18,360
Employers Holdings, Inc.	882	36,497
Enstar Group Ltd.*	401	99,284
Essent Group Ltd.	3,600	163,908
Genworth Financial, Inc., Class A*	15,800	63,990
Goosehead Insurance, Inc., Class A	600	78,048
	Number of Shares	Value†

Insurance — (continued)
Greenlight Capital Re Ltd., Class A*	1,128	$ 8,844
HCI Group, Inc.	200	16,708
Heritage Insurance Holdings, Inc.	800	4,704
Horace Mann Educators Corp.	1,280	49,536
Independence Holding Co.	100	5,668
Investors Title Co.	39	7,689
James River Group Holdings Ltd.	1,100	31,691
Kinsale Capital Group, Inc.	694	165,096
Maiden Holdings Ltd.*	2,800	8,568
MBIA, Inc.*	1,700	26,843
MetroMile, Inc.*	1,400	3,066
National Western Life Group, Inc., Class A	74	15,869
NI Holdings, Inc.*	200	3,782
NMI Holdings, Inc., Class A*	2,900	63,365
Palomar Holdings, Inc.*	800	51,816
ProAssurance Corp.	1,800	45,540
Radian Group, Inc.	6,003	126,843
RLI Corp.	1,292	144,833
Safety Insurance Group, Inc.	482	40,984
Selective Insurance Group, Inc.	1,975	161,831
Selectquote, Inc.*	4,300	38,958
SiriusPoint Ltd.*	3,300	26,829
State Auto Financial Corp.	576	29,773
Stewart Information Services Corp.	908	72,395
Tiptree, Inc.	600	8,298
Trean Insurance Group, Inc.*	500	4,455
Trupanion, Inc.*	1,200	158,436
United Fire Group, Inc.	680	15,769
United Insurance Holdings Corp.	800	3,472
Universal Insurance Holdings, Inc.	951	16,167
		2,250,519
Internet — 1.9%
1-800-Flowers.com, Inc., Class A*	937	21,897
Bright Health Group, Inc.*	1,700	5,848
Cargurus, Inc.*	3,200	107,648
CarParts.com, Inc.*	1,600	17,920
Cars.com, Inc.*	2,500	40,225
ChannelAdvisor Corp.*	900	22,212
Cogent Communications Holdings, Inc.	1,419	103,842
comScore, Inc.*	1,900	6,346
Couchbase, Inc.*	300	7,488
ePlus, Inc.*	952	51,294
Eventbrite, Inc., Class A*	2,500	43,600
EverQuote, Inc., Class A*	700	10,962
fuboTV, Inc.*	4,200	65,184
Groupon, Inc.*	850	19,686
HealthStream, Inc.*	900	23,724
HyreCar, Inc.*	600	2,826
Lands' End, Inc.*	500	9,815
Limelight Networks, Inc.*	4,172	14,310
Liquidity Services, Inc.*	735	16,229
LiveOne, Inc.*	1,500	1,920
Magnite, Inc.*	4,206	73,605

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
MediaAlpha, Inc., Class A*	600	$ 9,264
Mimecast Ltd.*	2,000	159,140
Open Lending Corp., Class A*	3,400	76,432
Overstock.com, Inc.*	1,400	82,614
Perficient, Inc.*	1,045	135,108
Q2 Holdings, Inc.*	1,800	142,992
QuinStreet, Inc.*	1,715	31,196
Revolve Group, Inc.*	1,200	67,248
Shutterstock, Inc.	800	88,704
Stitch Fix, Inc., Class A*	2,600	49,192
TechTarget, Inc.*	900	86,094
The RealReal, Inc.*	2,600	30,186
TrueCar, Inc.*	3,500	11,900
Tucows, Inc., Class A*	300	25,146
Upwork, Inc.*	3,900	133,224
VirnetX Holding Corp.*	2,283	5,936
Yelp, Inc.*	2,300	83,352
		1,884,309
Investment Companies — 0.0%
Altus Midstream Co., Class A	100	6,131
Iron & Steel — 0.3%
Allegheny Technologies, Inc.*	4,000	63,720
Carpenter Technology Corp.	1,500	43,785
Commercial Metals Co.	3,900	141,531
Schnitzer Steel Industries, Inc., Class A	900	46,728
		295,764
Leisure Time — 0.5%
Acushnet Holdings Corp.	1,200	63,696
Callaway Golf Co.*	3,746	102,790
Camping World Holdings, Inc., Class A	1,400	56,560
Clarus Corp.	702	19,460
Drive Shack, Inc.*	3,200	4,576
Escalade, Inc.	200	3,158
F45 Training Holdings, Inc.*	700	7,623
Johnson Outdoors, Inc., Class A	168	15,740
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	5,208
Life Time Group Holdings, Inc.*	1,300	22,373
Lindblad Expeditions Holdings, Inc.*	1,100	17,160
Malibu Boats, Inc., Class A*	700	48,111
Marine Products Corp.	88	1,100
MasterCraft Boat Holdings, Inc.*	500	14,165
Nautilus, Inc.*	900	5,517
OneSpaWorld Holdings Ltd.*	1,600	16,032
OneWater Marine, Inc., Class A	400	24,388
Vista Outdoor, Inc.*	1,900	87,533
Xponential Fitness, Inc., Class A*	500	10,220
		525,410
Lodging — 0.2%
Bluegreen Vacations Holding Corp.*	404	14,181
Century Casinos, Inc.*	1,100	13,398
Full House Resorts, Inc.*	1,200	14,532
Hilton Grand Vacations, Inc.*	2,800	145,908
	Number of Shares	Value†

Lodging — (continued)
Target Hospitality Corp.*	1,300	$ 4,628
The Marcus Corp.*	733	13,091
		205,738
Machinery — Construction & Mining — 0.3%
Argan, Inc.	436	16,869
Astec Industries, Inc.	698	48,350
Babcock & Wilcox Enterprises, Inc.*	2,000	18,040
Bloom Energy Corp., Class A*	4,500	98,685
Hyster-Yale Materials Handling, Inc.	344	14,138
Terex Corp.	2,300	101,085
The Manitowoc Co., Inc.*	1,025	19,055
		316,222
Machinery — Diversified — 1.9%
AgEagle Aerial Systems, Inc.*	2,500	3,925
Alamo Group, Inc.	317	46,656
Albany International Corp., Class A	1,032	91,280
Altra Industrial Motion Corp.	2,103	108,452
Applied Industrial Technologies, Inc.	1,282	131,661
Cactus, Inc., Class A	1,700	64,821
Chart Industries, Inc.*	1,177	187,720
CIRCOR International, Inc.*	635	17,259
Columbus McKinnon Corp.	885	40,940
CSW Industrials, Inc.	482	58,255
DXP Enterprises, Inc.*	522	13,400
Eastman Kodak Co.*	1,600	7,488
GrafTech International Ltd.	6,600	78,078
Hydrofarm Holdings Group, Inc.*	1,300	36,777
Ichor Holdings Ltd.*	900	41,427
Kadant, Inc.	372	85,739
Lindsay Corp.	385	58,520
Mueller Water Products, Inc., Class A	5,392	77,645
NN, Inc.*	1,600	6,560
Ranpak Holdings Corp.*	1,200	45,096
SPX FLOW, Inc.	1,400	121,072
Tennant Co.	636	51,541
The Gorman-Rupp Co.	751	33,457
Thermon Group Holdings, Inc.*	1,100	18,623
Watts Water Technologies, Inc., Class A	888	172,423
Welbilt, Inc.*	4,200	99,834
Zurn Water Solutions Corp.	4,000	145,600
		1,844,249
Media — 0.7%
AMC Networks, Inc., Class A*	1,000	34,440
CuriosityStream, Inc.*	1,000	5,930
Entercom Communications Corp.*	3,100	7,967
Entravision Communications Corp., Class A	2,500	16,950
Gannett Co., Inc.*	4,253	22,668
Gray Television, Inc.	2,700	54,432
Hemisphere Media Group, Inc.*	400	2,908
Houghton Mifflin Harcourt Co.*	4,200	67,620
iHeartMedia, Inc., Class A*	3,600	75,744
Liberty Latin America Ltd., Class A*	1,400	16,324

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Liberty Latin America Ltd., Class C*	5,352	$ 61,013
Scholastic Corp.	956	38,202
Sinclair Broadcast Group, Inc., Class A	1,400	37,002
TEGNA, Inc.	7,200	133,632
The E.W. Scripps Co., Class A*	2,029	39,261
Thryv Holdings, Inc.*	300	12,339
WideOpenWest, Inc.*	1,800	38,736
		665,168
Metal Fabricate/Hardware — 0.7%
AZZ, Inc.	776	42,905
Helios Technologies, Inc.	1,059	111,375
Lawson Products, Inc.*	100	5,475
Mayville Engineering Co., Inc.*	300	4,473
Mueller Industries, Inc.	1,788	106,136
Northwest Pipe Co.*	300	9,540
Olympic Steel, Inc.	231	5,428
Omega Flex, Inc.	81	10,283
Park-Ohio Holdings Corp.	200	4,234
Proto Labs, Inc.*	866	44,469
RBC Bearings, Inc.*	913	184,399
Ryerson Holding Corp.	400	10,420
Standex International Corp.	400	44,264
TimkenSteel Corp.*	1,400	23,100
Tredegar Corp.	761	8,995
Worthington Industries, Inc.	1,084	59,251
Xometry, Inc., Class A*	300	15,375
		690,122
Mining — 0.9%
Arconic Corp.*	3,600	118,836
Century Aluminum Co.*	1,954	32,358
Coeur Mining, Inc.*	8,628	43,485
Compass Minerals International, Inc.	1,100	56,188
Constellium S.E.*	4,000	71,640
Energy Fuels, Inc.*	4,800	36,624
Ferroglobe PLC(1),*	2,414	0
Gatos Silver, Inc.*	1,700	17,646
Hecla Mining Co.	17,191	89,737
Kaiser Aluminum Corp.	516	48,473
Livent Corp.*	5,400	131,652
MP Materials Corp.*	2,400	109,008
Novagold Resources, Inc.*	7,500	51,450
Perpetua Resources Corp.*	1,100	5,225
United States Lime & Minerals, Inc.	43	5,548
Uranium Energy Corp.*	8,100	27,135
Ur-Energy, Inc.*	7,000	8,540
		853,545
Miscellaneous Manufacturing — 1.0%
American Outdoor Brands, Inc.*	469	9,347
AMMO, Inc.*	2,300	12,535
Byrna Technologies, Inc.*	700	9,345
Chase Corp.	261	25,985
Enerpac Tool Group Corp.	2,106	42,710
EnPro Industries, Inc.	717	78,920
	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
ESCO Technologies, Inc.	834	$ 75,052
Fabrinet*	1,200	142,164
Federal Signal Corp.	1,943	84,210
Haynes International, Inc.	364	14,680
Hillenbrand, Inc.	2,344	121,865
John Bean Technologies Corp.	1,013	155,556
Materion Corp.	657	60,405
Meta Materials, Inc.*	7,050	17,343
Myers Industries, Inc.	1,125	22,511
NL Industries, Inc.	90	666
Sight Sciences, Inc.*	400	7,028
Smith & Wesson Brands, Inc.	1,579	28,106
Sturm Ruger & Co., Inc.	519	35,302
Trinity Industries, Inc.	2,500	75,500
		1,019,230
Office & Business Equipment — 0.0%
Pitney Bowes, Inc.	6,000	39,780
Office Furnishings — 0.1%
HNI Corp.	1,443	60,678
Interface, Inc.	1,995	31,820
Kimball International, Inc., Class B	1,244	12,726
Steelcase, Inc., Class A	2,631	30,836
		136,060
Oil & Gas — 2.8%
Antero Resources Corp.*	9,200	161,000
Berry Corp.	2,100	17,682
Brigham Minerals, Inc., Class A	1,500	31,635
California Resources Corp.	2,700	115,317
Callon Petroleum Co.*	1,500	70,875
Centennial Resource Development, Inc., Class A*	6,000	35,880
Chesapeake Energy Corp.	3,398	219,239
Civitas Resources, Inc.	1,394	68,264
CNX Resources Corp.*	7,100	97,625
Cobalt International Energy, Inc.(1),*	1	0
Comstock Resources, Inc.*	3,200	25,888
Crescent Energy, Inc., Class A*	1,020	12,934
CVR Energy, Inc.	1,000	16,810
Delek US Holdings, Inc.*	1,983	29,725
Denbury, Inc.*	1,700	130,203
Earthstone Energy, Inc., Class A*	700	7,658
Falcon Minerals Corp.	1,500	7,305
Helmerich & Payne, Inc.	3,400	80,580
Kosmos Energy Ltd.*	14,000	48,440
Laredo Petroleum, Inc.*	400	24,052
Magnolia Oil & Gas Corp., Class A	4,400	83,028
Matador Resources Co.	3,600	132,912
Murphy Oil Corp.	4,700	122,717
Nabors Industries Ltd.*	218	17,678
Northern Oil & Gas, Inc.	1,600	32,928
Oasis Petroleum, Inc.	600	75,594
Ovintiv, Inc.	8,500	286,450
Par Pacific Holdings, Inc.*	1,618	26,681

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Patterson-UTI Energy, Inc.	6,300	$ 53,235
PBF Energy, Inc., Class A*	3,000	38,910
PDC Energy, Inc.	3,255	158,779
Range Resources Corp.*	7,700	137,291
Ranger Oil Corp.*	700	18,844
SM Energy Co.	4,000	117,920
Southwestern Energy Co.*	32,952	153,556
Talos Energy, Inc.*	1,300	12,740
Tellurian, Inc.*	12,200	37,576
W&T Offshore, Inc.*	3,543	11,444
Whiting Petroleum Corp.*	1,252	80,979
		2,800,374
Oil & Gas Services — 0.6%
Archrock, Inc.	4,700	35,156
Bristow Group, Inc.*	766	24,259
ChampionX Corp.*	6,500	131,365
DMC Global, Inc.*	700	27,727
Dril-Quip, Inc.*	1,100	21,648
Expro Group Holdings N.V.*	1,116	16,015
FTS International, Inc., Class A*	400	10,500
Helix Energy Solutions Group, Inc.*	4,501	14,043
Liberty Oilfield Services, Inc., Class A*	3,200	31,040
Matrix Service Co.*	987	7,422
MRC Global, Inc.*	2,400	16,512
National Energy Services Reunited Corp.*	1,100	10,395
Newpark Resources, Inc.*	2,712	7,974
NexTier Oilfield Solutions, Inc.*	4,991	17,718
NOW, Inc.*	3,800	32,452
Oceaneering International, Inc.*	3,400	38,454
Oil States International, Inc.*	2,000	9,940
ProPetro Holding Corp.*	2,900	23,490
RPC, Inc.*	2,200	9,988
Select Energy Services, Inc., Class A*	2,100	13,083
Solaris Oilfield Infrastructure, Inc., Class A	1,100	7,205
TETRA Technologies, Inc.*	4,400	12,496
Tidewater, Inc.*	1,400	14,994
US Silica Holdings, Inc.*	2,700	25,380
		559,256
Packaging and Containers — 0.3%
Greif, Inc., Class A	800	48,296
Greif, Inc., Class B	200	11,956
Matthews International Corp., Class A	1,105	40,520
O-I Glass, Inc.*	5,100	61,353
Pactiv Evergreen, Inc.	1,200	15,216
TriMas Corp.	1,495	55,315
UFP Technologies, Inc.*	200	14,052
		246,708
Pharmaceuticals — 2.8%
Aclaris Therapeutics, Inc.*	1,500	21,810
AdaptHealth Corp.*	2,500	61,150
Aeglea BioTherapeutics, Inc.*	1,500	7,125
	Number of Shares	Value†

Pharmaceuticals — (continued)
Aerie Pharmaceuticals, Inc.*	1,600	$ 11,232
Agios Pharmaceuticals, Inc.*	1,800	59,166
Akebia Therapeutics, Inc.*	4,510	10,193
Alector, Inc.*	1,900	39,235
Alkermes PLC*	5,200	120,952
Amneal Pharmaceuticals, Inc.*	2,937	14,068
Amphastar Pharmaceuticals, Inc.*	1,100	25,619
Ampio Pharmaceuticals, Inc.*	7,100	4,047
Anika Therapeutics, Inc.*	400	14,332
Antares Pharma, Inc.*	5,600	19,992
Arvinas, Inc.*	1,500	123,210
Athenex, Inc.*	1,900	2,584
Beyondspring, Inc.*	800	3,624
BioDelivery Sciences International, Inc.*	3,100	9,610
Bioxcel Therapeutics, Inc.*	600	12,198
Catalyst Pharmaceuticals, Inc.*	2,800	18,956
Chimerix, Inc.*	2,700	17,361
Citius Pharmaceuticals, Inc.*	4,100	6,314
Clovis Oncology, Inc.*	4,100	11,111
Coherus Biosciences, Inc.*	2,100	33,516
Collegium Pharmaceutical, Inc.*	1,000	18,680
Corcept Therapeutics, Inc.*	3,100	61,380
CorMedix, Inc.*	1,000	4,550
Covetrus, Inc.*	3,500	69,895
Cytokinetics, Inc.*	2,600	118,508
Durect Corp.*	7,200	7,098
Eagle Pharmaceuticals, Inc.*	400	20,368
Enanta Pharmaceuticals, Inc.*	600	44,868
Endo International PLC*	8,000	30,080
Foghorn Therapeutics, Inc.*	800	18,296
Fortress Biotech, Inc.*	2,400	6,000
Fulcrum Therapeutics, Inc.*	800	14,152
G1 Therapeutics, Inc.*	1,300	13,273
Gritstone bio, Inc.*	1,500	19,290
Harmony Biosciences Holdings, Inc.*	800	34,112
Harpoon Therapeutics, Inc.*	500	3,775
Heron Therapeutics, Inc.*	2,700	24,651
Heska Corp.*	312	56,937
Hookipa Pharma, Inc.*	500	1,165
Ideaya Biosciences, Inc.*	1,000	23,640
Immuneering Corp., Class A*	300	4,851
Intellia Therapeutics, Inc.*	2,274	268,878
Ironwood Pharmaceuticals, Inc.*	4,861	56,679
Jounce Therapeutics, Inc.*	1,600	13,360
Kala Pharmaceuticals, Inc.*	1,400	1,694
KalVista Pharmaceuticals, Inc.*	500	6,615
Kura Oncology, Inc.*	1,900	26,600
Lyell Immunopharma, Inc.*	800	6,192
Madrigal Pharmaceuticals, Inc.*	379	32,116
MannKind Corp.*	9,001	39,334
Marinus Pharmaceuticals, Inc.*	1,275	15,147
Mirum Pharmaceuticals, Inc.*	100	1,595
Morphic Holding, Inc.*	700	33,166
Nature's Sunshine Products, Inc.	500	9,250
Neoleukin Therapeutics, Inc.*	1,100	5,302

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
NexImmune, Inc.*	600	$ 2,766
Ocugen, Inc.*	6,100	27,755
Ocular Therapeutix, Inc.*	2,700	18,819
Option Care Health, Inc.*	5,202	147,945
Oramed Pharmaceuticals, Inc.*	1,000	14,280
ORIC Pharmaceuticals, Inc.*	1,000	14,700
Outlook Therapeutics, Inc.*	3,600	4,896
Owens & Minor, Inc.	2,376	103,356
Pacira BioSciences, Inc.*	1,400	84,238
Paratek Pharmaceuticals, Inc.*	1,100	4,939
Passage Bio, Inc.*	1,600	10,160
PetIQ, Inc.*	1,000	22,710
Phibro Animal Health Corp., Class A	700	14,294
PMV Pharmaceuticals, Inc.*	900	20,790
Prestige Consumer Healthcare, Inc.*	1,672	101,407
Prometheus Biosciences, Inc.*	1,000	39,540
Protagonist Therapeutics, Inc.*	1,400	47,880
Reata Pharmaceuticals, Inc., Class A*	884	23,311
Relmada Therapeutics, Inc.*	500	11,265
Revance Therapeutics, Inc.*	2,200	35,904
Rhythm Pharmaceuticals, Inc.*	1,300	12,974
Senseonics Holdings, Inc.*	13,700	36,579
Seres Therapeutics, Inc.*	2,300	19,159
SIGA Technologies, Inc.*	2,000	15,040
Spectrum Pharmaceuticals, Inc.*	5,014	6,368
Spero Therapeutics, Inc.*	860	13,769
Summit Therapeutics, Inc.*	1,000	2,690
Supernus Pharmaceuticals, Inc.*	1,500	43,740
Syros Pharmaceuticals, Inc.*	1,400	4,564
TherapeuticsMD, Inc.*	12,500	4,444
Tonix Pharmaceuticals Holding Corp.*	12,100	4,328
Trevena, Inc.*	6,200	3,611
USANA Health Sciences, Inc.*	348	35,218
Vanda Pharmaceuticals, Inc.*	1,941	30,454
Vaxcyte, Inc.*	1,500	35,685
Verrica Pharmaceuticals, Inc.*	600	5,496
Zogenix, Inc.*	1,975	32,094
		2,816,070
Pipelines — 0.2%
Equitrans Midstream Corp.	13,200	136,488
Golar LNG Ltd.*	3,600	44,604
		181,092
Real Estate — 0.8%
Cushman & Wakefield PLC*	4,500	100,080
Douglas Elliman, Inc.*	2,428	27,928
eXp World Holdings, Inc.	2,000	67,380
Fathom Holdings, Inc.*	100	2,046
FRP Holdings, Inc.*	169	9,768
Kennedy-Wilson Holdings, Inc.	3,881	92,678
Legacy Housing Corp.*	300	7,941
Marcus & Millichap, Inc.*	800	41,168
McGrath RentCorp	753	60,436
Newmark Group, Inc., Class A	4,700	87,890
	Number of Shares	Value†

Real Estate — (continued)
Radius Global Infrastructure, Inc., Class A*	2,000	$ 32,200
Rafael Holdings, Inc., Class B*	300	1,530
RE/MAX Holdings, Inc., Class A	600	18,294
Realogy Holdings Corp.*	3,600	60,516
Redfin Corp.*	3,300	126,687
The RMR Group, Inc., Class A	467	16,196
The St. Joe Co.	1,100	57,255
		809,993
Retail — 4.9%
Abercrombie & Fitch Co., Class A*	2,000	69,660
Academy Sports & Outdoors, Inc.*	2,500	109,750
American Eagle Outfitters, Inc.	4,900	124,068
America's Car-Mart, Inc.*	180	18,432
Arko Corp.*	3,900	34,203
Asbury Automotive Group, Inc.*	737	127,302
Aspen Aerogels, Inc.*	800	39,832
Barnes & Noble Education, Inc.*	1,400	9,534
Bassett Furniture Industries, Inc.	400	6,708
Beacon Roofing Supply, Inc.*	1,781	102,140
Bed Bath & Beyond, Inc.*	3,400	49,572
Big 5 Sporting Goods Corp.	700	13,307
Big Lots, Inc.	1,100	49,555
Biglari Holdings, Inc., Class B*	40	5,703
BJ's Restaurants, Inc.*	720	24,876
BJ's Wholesale Club Holdings, Inc.*	4,500	301,365
Bloomin' Brands, Inc.*	2,800	58,744
BlueLinx Holdings, Inc.*	300	28,728
Boot Barn Holdings, Inc.*	900	110,745
Brinker International, Inc.*	1,500	54,885
Caleres, Inc.	1,254	28,441
Cannae Holdings, Inc.*	2,800	98,420
CarLotz, Inc.*	1,700	3,859
Carrols Restaurant Group, Inc.	1,113	3,294
Chico's FAS, Inc.*	4,000	21,520
Chuy's Holdings, Inc.*	600	18,072
Citi Trends, Inc.*	303	28,709
Clean Energy Fuels Corp.*	5,400	33,102
Conn's, Inc.*	704	16,558
Cracker Barrel Old Country Store, Inc.	759	97,638
Dave & Buster's Entertainment, Inc.*	1,400	53,760
Del Taco Restaurants, Inc.	1,100	13,695
Denny's Corp.*	1,952	31,232
Designer Brands, Inc., Class A*	1,900	26,999
Dillard's, Inc., Class A	200	49,004
Dine Brands Global, Inc.	571	43,288
Duluth Holdings, Inc., Class B*	200	3,036
El Pollo Loco Holdings, Inc.*	600	8,514
Fiesta Restaurant Group, Inc.*	413	4,547
FirstCash Holdings, Inc.	1,339	100,171
Franchise Group, Inc.	1,000	52,160
Genesco, Inc.*	495	31,764
GMS, Inc.*	1,400	84,154
Group 1 Automotive, Inc.	568	110,885

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
GrowGeneration Corp.*	1,800	$ 23,490
Guess?, Inc.	1,200	28,416
Haverty Furniture Cos., Inc.	550	16,814
Hibbett, Inc.	455	32,728
Jack in the Box, Inc.	714	62,461
JOANN, Inc.	500	5,190
Kirkland's, Inc.*	500	7,465
Kura Sushi USA, Inc., Class A*	200	16,168
La-Z-Boy, Inc.	1,462	53,085
Lazydays Holdings, Inc.*	300	6,462
Lumber Liquidators Holdings, Inc.*	833	14,219
Macy's, Inc.	10,300	269,654
MarineMax, Inc.*	700	41,328
MedAvail Holdings, Inc.*	500	700
Movado Group, Inc.	460	19,242
Murphy USA, Inc.	781	155,606
National Vision Holdings, Inc.*	2,700	129,573
Noodles & Co.*	1,200	10,884
Nu Skin Enterprises, Inc., Class A	1,600	81,200
OptimizeRx Corp.*	600	37,266
Papa John's International, Inc.	1,110	148,152
Party City Holdco, Inc.*	3,700	20,609
PC Connection, Inc.	365	15,742
PetMed Express, Inc.	613	15,484
Portillo's, Inc., Class A*	800	30,032
PriceSmart, Inc.	731	53,487
Red Robin Gourmet Burgers, Inc.*	420	6,943
Regis Corp.*	732	1,274
Rite Aid Corp.*	1,610	23,651
Rush Enterprises, Inc., Class A	1,402	78,007
Rush Enterprises, Inc., Class B	250	13,493
Ruth's Hospitality Group, Inc.*	1,195	23,780
Sally Beauty Holdings, Inc.*	3,600	66,456
Shake Shack, Inc., Class A*	1,200	86,592
Shift Technologies, Inc.*	2,200	7,502
Shoe Carnival, Inc.	516	20,165
Signet Jewelers Ltd.	1,700	147,951
Sonic Automotive, Inc., Class A	734	36,296
Sportsman's Warehouse Holdings, Inc.*	1,300	15,340
Texas Roadhouse, Inc.	2,270	202,666
The Buckle, Inc.	1,049	44,383
The Cato Corp., Class A	704	12,081
The Cheesecake Factory, Inc.*	1,516	59,351
The Children's Place, Inc.*	494	39,169
The Container Store Group, Inc.*	1,200	11,976
The ODP Corp.*	1,570	61,670
The ONE Group Hospitality, Inc.*	800	10,088
Tilly's, Inc., Class A	800	12,888
TravelCenters of America, Inc.*	400	20,648
Vera Bradley, Inc.*	800	6,808
Wingstop, Inc.	964	166,579
Winmark Corp.	106	26,319
World Fuel Services Corp.	2,000	52,940
Zumiez, Inc.*	703	33,737
		4,886,141
	Number of Shares	Value†

Savings & Loans — 1.0%
Axos Financial, Inc.*	1,900	$ 106,229
Banc of California, Inc.	1,900	37,278
Berkshire Hills Bancorp, Inc.	1,642	46,682
Brookline Bancorp, Inc.	2,522	40,831
Capitol Federal Financial, Inc.	4,400	49,852
Flushing Financial Corp.	838	20,364
FS Bancorp, Inc.	200	6,726
Home Bancorp, Inc.	300	12,453
HomeTrust Bancshares, Inc.	500	15,490
Investors Bancorp, Inc.	7,355	111,428
Northfield Bancorp, Inc.	1,293	20,895
Northwest Bancshares, Inc.	4,155	58,835
OceanFirst Financial Corp.	1,910	42,402
Pacific Premier Bancorp, Inc.	3,046	121,931
Provident Financial Services, Inc.	2,474	59,920
Southern Missouri Bancorp, Inc.	300	15,651
The Hingham Institution for Savings	43	18,055
Washington Federal, Inc.	2,200	73,436
Waterstone Financial, Inc.	800	17,488
WSFS Financial Corp.	1,606	80,493
		956,439
Semiconductors — 3.6%
Alpha & Omega Semiconductor Ltd.*	700	42,392
Ambarella, Inc.*	1,155	234,338
Amkor Technology, Inc.	3,311	82,080
Atomera, Inc.*	600	12,072
Axcelis Technologies, Inc.*	1,125	83,880
AXT, Inc.*	1,000	8,810
CEVA, Inc.*	671	29,014
CMC Materials, Inc.	922	176,738
Cohu, Inc.*	1,524	58,049
CTS Corp.	963	35,361
Diodes, Inc.*	1,399	153,624
EMCORE Corp.*	1,300	9,074
FormFactor, Inc.*	2,629	120,198
Impinj, Inc.*	600	53,220
Kulicke & Soffa Industries, Inc.	2,000	121,080
Lattice Semiconductor Corp.*	4,424	340,913
MACOM Technology Solutions Holdings, Inc.*	1,622	127,003
MaxLinear, Inc.*	2,343	176,639
Onto Innovation, Inc.*	1,547	156,603
Ouster, Inc.*	5,100	26,520
Photronics, Inc.*	2,092	39,434
Power Integrations, Inc.	1,950	181,136
Rambus, Inc.*	3,623	106,480
Semtech Corp.*	2,109	187,553
Silicon Laboratories, Inc.*	1,295	267,314
SiTime Corp.*	489	143,052
SkyWater Technology, Inc.*	300	4,866
SMART Global Holdings, Inc.*	600	42,594
Synaptics, Inc.*	1,272	368,257
Ultra Clean Holdings, Inc.*	1,400	80,304

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Veeco Instruments, Inc.*	1,754	$ 49,936
		3,518,534
Software — 5.5%
1Life Healthcare, Inc.*	3,800	66,766
8X8, Inc.*	3,700	62,012
ACI Worldwide, Inc.*	3,827	132,797
Agilysys, Inc.*	676	30,055
Alignment Healthcare, Inc.*	2,600	36,556
Alkami Technology, Inc.*	900	18,054
Allscripts Healthcare Solutions, Inc.*	3,900	71,955
Altair Engineering, Inc., Class A*	1,500	115,980
American Software, Inc., Class A	1,093	28,604
Apollo Medical Holdings, Inc.*	1,200	88,176
Appfolio, Inc., Class A*	605	73,241
Appian Corp.*	1,262	82,295
Asana, Inc., Class A*	2,300	171,465
Avaya Holdings Corp.*	2,800	55,440
Avid Technology, Inc.*	1,100	35,827
AvidXchange Holdings, Inc.*	800	12,048
Bandwidth, Inc., Class A*	739	53,031
Benefitfocus, Inc.*	900	9,594
BigCommerce Holdings, Inc.*	1,600	56,592
Blackbaud, Inc.*	1,550	122,419
Blackline, Inc.*	1,778	184,094
Bottomline Technologies, Inc.*	1,445	81,599
Box, Inc., Class A*	4,600	120,474
Brightcove, Inc.*	1,200	12,264
BTRS Holdings, Inc.*	2,300	17,986
Cardlytics, Inc.*	1,000	66,090
Castlight Health, Inc., Class B*	4,700	7,238
Cerence, Inc.*	1,200	91,968
CommVault Systems, Inc.*	1,548	106,688
Computer Programs and Systems, Inc.*	447	13,097
Consensus Cloud Solutions, Inc.*	467	27,025
Convey Health Solutions Holdings, Inc.*	400	3,344
CoreCard Corp.*	200	7,760
CS Disco, Inc.*	200	7,150
CSG Systems International, Inc.	1,081	62,287
Daily Journal Corp.*	41	14,626
DarioHealth Corp.*	500	6,485
Digi International, Inc.*	1,257	30,885
Digimarc Corp.*	400	15,792
Digital Turbine Inc*	3,000	182,970
DigitalOcean Holdings, Inc.*	1,600	128,528
Domo, Inc., Class B*	900	44,640
Donnelley Financial Solutions, Inc.*	1,000	47,140
E2open Parent Holdings, Inc.*	6,500	73,190
Ebix, Inc.	936	28,454
eGain Corp.*	500	4,990
Enfusion, Inc., Class A*	700	14,658
EngageSmart, Inc.*	500	12,060
Envestnet, Inc.*	1,813	143,843
EverCommerce, Inc.*	500	7,875
Evolent Health, Inc., Class A*	2,600	71,942
	Number of Shares	Value†

Software — (continued)
Forian, Inc.*	700	$ 6,314
Genius Brands International, Inc.*	9,900	10,395
GreenBox POS*	700	2,940
GTY Technology Holdings, Inc.*	1,200	8,040
Health Catalyst, Inc.*	1,600	63,392
HireRight Holdings Corp.*	700	11,200
Inseego Corp.*	2,800	16,324
Instructure Holdings, Inc.*	400	9,592
Intapp, Inc.*	300	7,548
JFrog Ltd.*	1,700	50,490
Kaltura, Inc.*	600	2,022
LivePerson, Inc.*	2,125	75,905
ManTech International Corp., Class A	939	68,481
MeridianLink, Inc.*	400	8,632
MicroStrategy, Inc., Class A*	275	149,735
Model N, Inc.*	1,200	36,036
Momentive Global, Inc.*	4,400	93,060
NantHealth, Inc.*	1,200	1,266
NextGen Healthcare, Inc.*	1,804	32,093
ON24, Inc.*	900	15,615
Outbrain, Inc.*	300	4,200
Outset Medical, Inc.*	1,500	69,135
PagerDuty, Inc.*	2,600	90,350
PDF Solutions, Inc.*	1,000	31,790
Phreesia, Inc.*	1,600	66,656
Porch Group, Inc.*	2,500	38,975
PowerSchool Holdings, Inc., Class A*	1,400	23,058
Privia Health Group, Inc.*	700	18,109
Progress Software Corp.	1,426	68,833
PROS Holdings, Inc.*	1,217	41,974
Rackspace Technology, Inc.*	1,800	24,246
Sailpoint Technologies Holdings, Inc.*	3,000	145,020
Sapiens International Corp. N.V.	1,100	37,895
Schrodinger, Inc.*	1,500	52,245
Simulations Plus, Inc.	500	23,650
Smith Micro Software, Inc.*	1,400	6,888
Sprout Social, Inc., Class A*	1,433	129,959
SPS Commerce, Inc.*	1,165	165,838
Sumo Logic, Inc.*	2,700	36,612
Tabula Rasa HealthCare, Inc.*	800	12,000
Udemy, Inc.*	500	9,770
Upland Software, Inc.*	900	16,146
Verint Systems, Inc.*	2,095	110,009
Veritone, Inc.*	800	17,984
Verra Mobility Corp.*	4,300	66,349
Viant Technology, Inc., Class A*	400	3,882
Workiva, Inc.*	1,400	182,686
Xperi Holding Corp.	3,653	69,078
Yext, Inc.*	3,400	33,728
Ziff Davis, Inc.*	1,403	155,537
Zuora, Inc., Class A*	3,500	65,380
		5,447,111
Telecommunications — 1.5%
A10 Networks, Inc.	1,900	31,502

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
ADTRAN, Inc.	1,705	$ 38,925
Anterix, Inc.*	400	23,504
ATN International, Inc.	398	15,900
Aviat Networks, Inc.*	400	12,832
CalAmp Corp.*	1,000	7,060
Calix, Inc.*	1,793	143,386
Cambium Networks Corp.*	400	10,252
Casa Systems, Inc.*	1,200	6,804
Clearfield, Inc.*	400	33,768
Consolidated Communications Holdings, Inc.*	2,571	19,231
DZS, Inc.*	600	9,732
EchoStar Corp., Class A*	1,200	31,620
Extreme Networks, Inc.*	4,247	66,678
Globalstar, Inc.*	20,300	23,548
Gogo, Inc.*	2,000	27,060
Harmonic, Inc.*	2,870	33,751
IDT Corp., Class B*	700	30,912
Infinera Corp.*	5,794	55,565
InterDigital, Inc.	994	71,200
Iridium Communications, Inc.*	3,800	156,902
KVH Industries, Inc.*	354	3,253
Maxar Technologies, Inc.	2,300	67,919
NeoPhotonics Corp.*	1,800	27,666
NETGEAR, Inc.*	929	27,136
Ooma, Inc.*	700	14,308
Plantronics, Inc.*	1,367	40,108
Preformed Line Products Co.	45	2,912
Ribbon Communications, Inc.*	1,843	11,150
Shenandoah Telecommunications Co.	1,518	38,709
Telephone and Data Systems, Inc.	3,300	66,495
Telesat Corp.*	446	12,787
United States Cellular Corp.*	500	15,760
Viavi Solutions, Inc.*	7,600	133,912
Vonage Holdings Corp.*	7,900	164,241
		1,476,488
Textiles — 0.1%
UniFirst Corp.	481	101,202
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	900	16,920
Transportation — 1.4%
Air Transport Services Group, Inc.*	1,985	58,319
ArcBest Corp.	795	95,281
Atlas Air Worldwide Holdings, Inc.*	948	89,226
Costamare, Inc.	2,000	25,300
Covenant Logistics Group, Inc.*	400	10,572
CryoPort, Inc.*	1,300	76,921
Daseke, Inc.*	1,300	13,052
DHT Holdings, Inc.	4,900	25,431
Dorian LPG Ltd.	1,032	13,096
Eagle Bulk Shipping, Inc.	214	9,737
Forward Air Corp.	896	108,497
Frontline Ltd.*	4,100	28,987
	Number of Shares	Value†

Transportation — (continued)
Genco Shipping & Trading Ltd.	1,100	$ 17,600
Heartland Express, Inc.	1,567	26,357
Hub Group, Inc., Class A*	1,043	87,862
International Seaways, Inc.	1,331	19,539
Marten Transport Ltd.	2,126	36,482
Matson, Inc.	1,400	126,042
Nordic American Tankers Ltd.	4,767	8,056
PAM Transportation Services, Inc.*	100	7,101
Radiant Logistics, Inc.*	1,000	7,290
Safe Bulkers, Inc.*	2,600	9,802
Saia, Inc.*	876	295,238
Scorpio Tankers, Inc.	1,440	18,447
SFL Corp., Ltd.	3,484	28,395
Teekay Corp.*	2,700	8,478
Teekay Tankers Ltd., Class A*	900	9,810
Universal Logistics Holdings, Inc.	300	5,658
US Xpress Enterprises, Inc., Class A*	1,100	6,457
Werner Enterprises, Inc.	2,052	97,798
Yellow Corp.*	1,900	23,921
		1,394,752
Trucking and Leasing — 0.2%
GATX Corp.	1,100	114,609
The Greenbrier Cos., Inc.	1,047	48,047
Willis Lease Finance Corp.*	100	3,765
		166,421
Water — 0.4%
American States Water Co.	1,179	121,956
Artesian Resources Corp., Class A	313	14,501
California Water Service Group	1,666	119,719
Global Water Resources, Inc.	500	8,550
Middlesex Water Co.	531	63,879
SJW Group	911	66,685
The York Water Co.	397	19,763
		415,053
TOTAL COMMON STOCKS (Cost $72,616,077)		89,069,001

REAL ESTATE INVESTMENT TRUSTS — 7.8%
Apartments — 0.3%
Apartment Investment and Management Co., Class A*	5,000	38,600
BRT Apartments Corp.	200	4,798
Centerspace	461	51,125
Independence Realty Trust, Inc.	3,592	92,781
NexPoint Residential Trust, Inc.	700	58,681
		245,985
Diversified — 1.5%
Alexander & Baldwin, Inc.	2,256	56,603
American Finance Trust, Inc.	4,100	37,433
Armada Hoffler Properties, Inc.	2,100	31,962
Broadstone Net Lease, Inc.	5,000	124,100
CatchMark Timber Trust, Inc., Class A	1,400	12,194

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
Clipper Realty, Inc.	600	$ 5,964
CorePoint Lodging, Inc.*	1,550	24,335
DigitalBridge Group, Inc.*	16,100	134,113
Farmland Partners, Inc.	900	10,755
Gladstone Commercial Corp.	1,252	32,264
Gladstone Land Corp.	1,000	33,760
Global Net Lease, Inc.	3,133	47,872
iStar, Inc.	2,218	57,291
LXP Industrial Trust	8,815	137,690
One Liberty Properties, Inc.	510	17,993
Outfront Media, Inc.	4,700	126,054
Postal Realty Trust, Inc., Class A	500	9,900
PotlatchDeltic Corp.	2,137	128,690
Preferred Apartment Communities, Inc.	1,800	32,508
PS Business Parks, Inc.	640	117,869
Safehold, Inc.	600	47,910
The GEO Group, Inc.	3,752	29,078
UMH Properties, Inc.	1,468	40,121
Uniti Group, Inc.	6,500	91,065
Washington Real Estate Investment Trust	2,906	75,120
		1,462,644
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,500	132,800
Healthcare — 0.7%
CareTrust REIT, Inc.	3,295	75,225
Community Healthcare Trust, Inc.	800	37,816
Diversified Healthcare Trust	8,600	26,574
Global Medical REIT, Inc.	1,900	33,725
Healthcare Realty Trust, Inc.	4,772	150,986
LTC Properties, Inc.	1,217	41,548
National Health Investors, Inc.	1,457	83,734
Physicians Realty Trust	7,000	131,810
Sabra Health Care REIT, Inc.	7,393	100,101
Universal Health Realty Income Trust	420	24,978
		706,497
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	7,200	116,280
Ashford Hospitality Trust, Inc.*	390	3,744
Braemar Hotels & Resorts, Inc.*	1,700	8,670
Chatham Lodging Trust*	1,500	20,580
DiamondRock Hospitality Co.*	7,023	67,491
Hersha Hospitality Trust*	1,117	10,243
Pebblebrook Hotel Trust	4,193	93,797
RLJ Lodging Trust	5,680	79,122
Ryman Hospitality Properties, Inc.*	1,712	157,436
Service Properties Trust	5,500	48,345
Summit Hotel Properties, Inc.*	3,400	33,184
Sunstone Hotel Investors, Inc.*	7,447	87,353
Xenia Hotels & Resorts, Inc.*	3,700	67,007
		793,252
	Number of Shares	Value†

Industrial — 0.9%
EastGroup Properties, Inc.	1,312	$ 298,939
Indus Realty Trust, Inc.	101	8,187
Innovative Industrial Properties, Inc.	765	201,126
Monmouth Real Estate Investment Corp.	3,049	64,060
STAG lndustrial, Inc.	5,700	273,372
		845,684
Mortgage Banks — 1.1%
AFC Gamma, Inc.	300	6,828
Apollo Commercial Real Estate Finance, Inc.	4,856	63,905
Arbor Realty Trust, Inc.	4,500	82,440
Ares Commercial Real Estate Corp.	1,500	21,810
ARMOUR Residential REIT, Inc.	2,875	28,204
Blackstone Mortgage Trust, Inc., Class A	5,200	159,224
BrightSpire Capital, Inc.	2,700	27,702
Broadmark Realty Capital, Inc.	3,900	36,777
Chimera Investment Corp.	7,800	117,624
Dynex Capital, Inc.	1,269	21,205
Ellington Financial, Inc.	1,600	27,344
Franklin BSP Realty Trust, Inc.	912	13,625
Granite Point Mortgage Trust, Inc.	1,700	19,907
Great Ajax Corp.	622	8,186
Invesco Mortgage Capital, Inc.	10,125	28,147
KKR Real Estate Finance Trust, Inc.	1,200	24,996
Ladder Capital Corp.	3,976	47,672
MFA Financial, Inc.	14,300	65,208
New York Mortgage Trust, Inc.	13,400	49,848
Orchid Island Capital, Inc.	4,400	19,800
PennyMac Mortgage Investment Trust	3,392	58,783
Ready Capital Corp.	1,782	27,853
Redwood Trust, Inc.	3,577	47,181
TPG RE Finance Trust, Inc.	1,700	20,944
Two Harbors Investment Corp.	10,200	58,854
		1,084,067
Office Property — 0.7%
American Assets Trust, Inc.	1,700	63,801
Brandywine Realty Trust	5,500	73,810
City Office REIT, Inc.	1,400	27,608
Corporate Office Properties Trust	3,700	103,489
Easterly Government Properties, Inc.	2,700	61,884
Empire State Realty Trust, Inc., Class A	4,700	41,830
Equity Commonwealth*	3,800	98,420
Franklin Street Properties Corp.	3,145	18,713
Office Properties Income Trust	1,669	41,458
Paramount Group, Inc.	6,100	50,874
Piedmont Office Realty Trust, Inc., Class A	3,900	71,682
Veris Residential, Inc.*	3,100	56,978
		710,547
Real Estate — 0.0%
Angel Oak Mortgage, Inc.	200	3,276

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.2%
Tanger Factory Outlet Centers, Inc.	3,200	$ 61,696
The Macerich Co.	6,900	119,232
		180,928
Single Tenant — 0.4%
Agree Realty Corp.	2,196	156,707
CTO Realty Growth, Inc.	153	9,397
Essential Properties Realty Trust, Inc.	3,800	109,554
Four Corners Property Trust, Inc.	2,500	73,525
Getty Realty Corp.	1,369	43,931
		393,114
Storage & Warehousing — 0.5%
Industrial Logistics Properties Trust	2,258	56,563
National Storage Affiliates Trust	2,700	186,840
Plymouth Industrial REIT, Inc.	1,000	32,000
Terreno Realty Corp.	2,375	202,564
		477,967
Strip Centers — 0.6%
Acadia Realty Trust	3,020	65,927
Alexander's, Inc.	69	17,961
Kite Realty Group Trust	7,149	155,705
NETSTREIT Corp.	1,300	29,770
Phillips Edison & Co., Inc.	600	19,824
Retail Opportunity Investments Corp.	4,100	80,360
Retail Value, Inc.	551	3,537
RPT Realty	2,641	35,336
Saul Centers, Inc.	351	18,610
Seritage Growth Properties, Class A*	1,100	14,597
SITE Centers Corp.	5,600	88,648
Urban Edge Properties	3,900	74,100
Urstadt Biddle Properties, Inc., Class A	916	19,511
Whitestone REIT	1,400	14,182
		638,068
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,545,280)		7,674,829

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Progenic Pharmaceuticals CVR*	2,601	111
Tobira Therapeutic, Inc. CVR*	400	5,668
TOTAL RIGHTS (Cost $152)		6,292

WARRANTS — 0.0%
Whiting Petroleum Corp., Class A Expiration Date 12/31/25*	204	2,827
Whiting Petroleum Corp., Class B Expiration Date 12/31/25*	102	1,204
	Number of Shares	Value†

Nabors Industries Ltd. Expiration Date 06/11/26*	87	$ 324
TOTAL WARRANTS (Cost $3,666)		4,355

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,391,798)	1,391,798	1,391,798
TOTAL INVESTMENTS — 99.3% (Cost $80,556,973)		$ 98,146,275
Other Assets & Liabilities — 0.7%		680,795
TOTAL NET ASSETS — 100.0%		$ 98,827,070

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 130,836
Aerospace & Defense	0.6%	556,633
Agriculture	0.3%	250,709
Airlines	0.3%	303,352
Apparel	0.8%	700,355
Auto Manufacturers	0.3%	304,856
Auto Parts & Equipment	1.6%	1,452,002
Banks	9.3%	8,301,779
Beverages	0.5%	429,916
Biotechnology	8.1%	7,205,299
Building Materials	1.5%	1,365,132
Chemicals	2.0%	1,815,042
Coal	0.2%	157,018
Commercial Services	5.3%	4,683,061
Computers	2.5%	2,213,459
Cosmetics & Personal Care	0.3%	295,481
Distribution & Wholesale	0.9%	817,023
Diversified Financial Services	2.8%	2,455,974
Electric	1.5%	1,305,095
Electrical Components & Equipment	0.8%	705,334
Electronics	1.9%	1,720,137

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Small Cap Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Energy-Alternate Sources	0.6%	$ 567,130
Engineering & Construction	1.7%	1,512,469
Entertainment	1.7%	1,546,139
Environmental Control	1.0%	853,120
Food	1.7%	1,526,847
Food Service	0.1%	57,938
Forest Products & Paper	0.1%	127,337
Gas	1.0%	854,573
Hand & Machine Tools	0.3%	255,270
Healthcare Products	4.2%	3,733,305
Healthcare Services	2.2%	1,928,911
Home Builders	1.7%	1,473,273
Home Furnishings	0.5%	476,209
Household Products & Wares	0.5%	429,276
Housewares	0.0%	33,910
Insurance	2.5%	2,250,519
Internet	2.1%	1,884,309
Investment Companies	0.0%	6,131
Iron & Steel	0.3%	295,764
Leisure Time	0.6%	525,410
Lodging	0.2%	205,738
Machinery — Construction & Mining	0.4%	316,222
Machinery — Diversified	2.1%	1,844,249
Media	0.7%	665,168
Metal Fabricate/Hardware	0.8%	690,122
Mining	1.0%	853,545
Miscellaneous Manufacturing	1.1%	1,019,230
Office & Business Equipment	0.0%	39,780
Office Furnishings	0.2%	136,060
Oil & Gas	3.1%	2,800,374
Oil & Gas Services	0.6%	559,256
Packaging and Containers	0.3%	246,708
Pharmaceuticals	3.2%	2,816,070
Pipelines	0.2%	181,092
Real Estate	0.9%	809,993
Retail	5.5%	4,886,141
Savings & Loans	1.1%	956,439
Semiconductors	4.0%	3,518,534
Software	6.1%	5,447,111
Telecommunications	1.7%	1,476,488
Textiles	0.1%	101,202
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Toys, Games & Hobbies	0.0%	$ 16,920
Transportation	1.6%	1,394,752
Trucking and Leasing	0.2%	166,421
Water	0.5%	415,053
	100.0%	$89,069,001
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$89,069,001	$89,069,001	$ —	$—
Real Estate Investment Trusts	7,674,829	7,674,829	—	—
Rights	6,292	—	6,292	—
Warrants	4,355	4,355	—	—
Short-Term Investments	1,391,798	1,391,798	—	—
Total Investments	$ 98,146,275	$ 98,139,983	$ 6,292	$ —
Other Financial Instruments(1)
Futures Contracts	$ 23,452	$ 23,452	$ —	$—
Total Assets—Other Financial Instruments	$ 23,452	$ 23,452	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini Russell 2000 Index	03/18/22	14	50	$2,243	$1,569,960	$23,452	$—
							$23,452	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 96.1%
Australia — 6.9%
Afterpay Ltd.*	1,413	$ 85,337
Ampol Ltd.	1,380	29,779
APA Group	7,495	54,857
Aristocrat Leisure Ltd.	3,614	114,561
ASX Ltd.	1,293	87,393
Aurizon Holdings Ltd.	11,109	28,207
AusNet Services Ltd.	13,578	25,388
Australia & New Zealand Banking Group Ltd.	18,120	362,670
BHP Group Ltd.	18,952	572,224
BHP Group PLC	13,382	398,400
BlueScope Steel Ltd.	3,125	47,518
Brambles Ltd.	9,348	72,296
Cochlear Ltd.	418	65,726
Coles Group Ltd.	8,403	109,678
Commonwealth Bank of Australia	11,278	828,736
Computershare Ltd.	3,311	48,178
Crown Resorts Ltd.*	2,801	24,373
CSL Ltd.	3,047	644,481
Dexus	6,877	55,637
Domino's Pizza Enterprises Ltd.	429	36,839
Endeavour Group Ltd.	8,189	40,156
Evolution Mining Ltd.	11,549	34,114
Fortescue Metals Group Ltd.	11,074	154,773
Goodman Group	10,813	208,475
IDP Education Ltd.	1,331	33,554
Insurance Australia Group Ltd.	15,259	47,293
Lendlease Corp. Ltd.	4,333	33,700
Macquarie Group Ltd.	2,210	330,260
Magellan Financial Group Ltd.	818	12,641
Medibank Pvt. Ltd.	17,418	42,453
Mirvac Group	24,397	51,653
National Australia Bank Ltd.	21,146	443,697
Newcrest Mining Ltd.	5,206	92,721
Northern Star Resources Ltd.	7,569	51,819
Orica Ltd.	2,861	28,496
Origin Energy Ltd.	10,447	39,828
Qantas Airways Ltd.*	5,515	20,102
QBE Insurance Group Ltd.	9,279	76,623
Ramsay Health Care Ltd.	1,112	57,846
REA Group Ltd.	317	38,663
Reece Ltd.	2,060	40,511
Rio Tinto Ltd.	2,412	175,678
Santos Ltd.	19,013	87,286
Scentre Group	34,304	78,867
SEEK Ltd.	2,271	54,161
Sonic Healthcare Ltd.	2,969	100,725
South32 Ltd.	21,214	61,891
South32 Ltd.	9,351	27,466
Stockland	14,818	45,711
Suncorp Group Ltd.	8,248	66,429
Sydney Airport*	8,238	52,024
Tabcorp Holdings Ltd.	15,195	55,497
Telstra Corp. Ltd.	27,472	83,547
The GPT Group	11,476	45,254
	Number of Shares	Value†

Australia — (continued)
The GPT Group-In Specie*	16,419	$ 0
Transurban Group	19,841	199,496
Treasury Wine Estates Ltd.	4,544	40,928
Vicinity Centres	25,092	30,852
Washington H. Soul Pattinson & Co., Ltd.	1,381	29,751
Wesfarmers Ltd.	7,261	313,267
Westpac Banking Corp.	23,432	363,974
WiseTech Global Ltd.	856	36,483
Woodside Petroleum Ltd.	6,168	98,412
Woolworths Group Ltd.	8,189	226,460
		7,845,815
Austria — 0.2%
Erste Group Bank AG	2,193	103,240
OMV AG	924	52,546
Raiffeisen Bank International AG	837	24,662
Verbund AG	423	47,629
voestalpine AG	691	25,174
		253,251
Belgium — 0.8%
Ageas N.V.	1,053	54,607
Anheuser-Busch InBev N.V.	4,838	292,864
Elia Group S.A.	220	28,979
Etablissements Franz Colruyt N.V.	375	15,908
Groupe Bruxelles Lambert S.A.	714	79,793
KBC Group N.V.	1,640	140,894
Proximus SADP	1,133	22,109
Sofina S.A.	94	46,232
Solvay S.A.	458	53,291
UCB S.A.	822	93,912
Umicore S.A.	1,237	50,348
		878,937
Chile — 0.0%
Antofagasta PLC	2,581	46,761
Denmark — 2.6%
A.P. Moller - Maersk A/S, Class A	20	66,687
A.P. Moller - Maersk A/S, Class B	36	129,240
Ambu A/S, Class B	1,031	27,306
Carlsberg AS, Class B	626	108,246
Chr Hansen Holding A/S	695	54,838
Coloplast A/S, Class B	752	132,508
Danske Bank A/S	4,326	74,804
Demant A/S*	713	36,577
DSV A/S	1,300	304,001
Genmab A/S*	422	169,910
GN Store Nord A/S	818	51,507
Novo Nordisk A/S, Class B	10,715	1,205,674
Novozymes A/S, Class B	1,342	110,367
Orsted A/S	1,193	152,539
Pandora A/S	618	77,145
ROCKWOOL International A/S, Class B	55	24,081
Tryg A/S	2,090	51,674

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Vestas Wind Systems A/S	6,525	$ 199,784
		2,976,888
Finland — 1.2%
Elisa OYJ	882	54,345
Fortum OYJ	2,873	88,282
Kesko OYJ, Class B	1,700	56,786
Kone OYJ, Class B	2,219	159,260
Neste OYJ	2,763	136,396
Nokia OYJ*	34,728	220,384
Nordea Bank Abp	20,474	250,368
Orion OYJ, Class B	750	31,184
Sampo OYJ, Class A	3,183	159,667
Stora Enso OYJ, Class R	3,880	71,296
UPM-Kymmene OYJ	3,513	133,825
Wartsila OYJ Abp	3,006	42,300
		1,404,093
France — 10.9%
Accor S.A.*	1,184	38,350
Aeroports de Paris*	215	27,733
Air Liquide S.A.	3,042	530,996
Airbus S.E.*	3,774	482,777
Alstom S.A.	1,895	67,356
Amundi S.A.	376	31,057
Arkema S.A.	377	53,158
AXA S.A.	12,391	369,396
BioMerieux	262	37,256
BNP Paribas S.A.	7,198	498,005
Bollore S.A.	5,730	32,096
Bouygues S.A.	1,412	50,622
Bureau Veritas S.A.	1,821	60,496
Capgemini S.E.	1,034	253,689
Carrefour S.A.	3,954	72,499
Cie de Saint-Gobain	3,268	230,195
Cie Generale des Etablissements Michelin SCA	1,100	180,526
CNP Assurances	1,195	29,591
Covivio	344	28,277
Credit Agricole S.A.	7,440	106,304
Danone S.A.	4,226	262,649
Dassault Aviation S.A.	180	19,468
Dassault Systemes S.E.	4,202	250,250
Edenred	1,545	71,362
Eiffage S.A.	567	58,395
Electricite de France S.A.	3,137	36,893
Engie S.A.	11,581	171,589
EssilorLuxottica S.A.	1,828	389,680
Eurazeo S.E.	255	22,296
Faurecia S.E.	683	32,527
Faurecia S.E.	126	5,893
Gecina S.A.	294	41,137
Getlink S.E.	2,692	44,624
Hermes International	204	356,742
Ipsen S.A.	217	19,888
Kering S.A.	475	382,283
	Number of Shares	Value†

France — (continued)
Klepierre S.A.*	1,415	$ 33,589
La Francaise des Jeux SAEM	613	27,176
Legrand S.A.	1,731	202,789
L'Oreal S.A.	1,595	757,143
LVMH Moet Hennessy Louis Vuitton S.E.	1,767	1,462,527
Orange S.A.	12,986	139,167
Orpea S.A.	314	31,495
Pernod Ricard S.A.	1,337	321,940
Publicis Groupe S.A.	1,467	98,875
Remy Cointreau S.A.	160	38,982
Renault S.A.*	1,171	40,722
Safran S.A.	2,162	264,998
Sanofi	7,289	735,083
Sartorius Stedim Biotech	179	98,309
Schneider Electric S.E.	3,463	679,945
SEB S.A.	147	22,912
Societe Generale S.A.	5,212	179,232
Sodexo S.A.	562	49,306
Suez S.A.	2,325	52,437
Teleperformance	373	166,467
Thales S.A.	680	57,909
TotalEnergies S.E.	16,070	816,537
Ubisoft Entertainment S.A.*	622	30,500
Unibail-Rodamco-Westfield*	660	46,302
Unibail-Rodamco-Westfield*	2,500	8,676
Valeo	1,447	43,788
Veolia Environnement S.A.	4,306	158,151
Vinci S.A.	3,402	359,857
Vivendi S.E.	4,675	63,284
Wendel S.E.	185	22,200
Worldline S.A.*	1,504	83,920
		12,440,273
Germany — 8.0%
adidas AG	1,217	350,822
Allianz S.E.	2,619	619,157
BASF S.E.	5,875	413,227
Bayer AG	6,223	332,990
Bayerische Motoren Werke AG	2,090	210,559
Bechtle AG	564	40,415
Beiersdorf AG	673	69,250
Brenntag S.E.	1,011	91,598
Carl Zeiss Meditec AG	250	52,613
Commerzbank AG*	6,847	52,143
Continental AG*	734	77,808
Covestro AG	1,214	74,912
Daimler AG	5,477	421,462
Daimler Truck Holding AG*	2,738	100,655
Delivery Hero S.E.*	1,001	111,685
Deutsche Bank AG*	13,202	165,606
Deutsche Boerse AG	1,210	202,643
Deutsche Lufthansa AG*	3,546	24,949
Deutsche Post AG	6,360	409,398
Deutsche Telekom AG	21,319	395,628

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
E.ON S.E.	14,614	$ 202,851
Evonik Industries AG	1,328	43,045
Fresenius Medical Care AG & Co., KGaA	1,307	85,025
Fresenius S.E. & Co., KGaA	2,688	108,334
GEA Group AG	932	51,027
Hannover Rueck S.E.	392	74,598
HeidelbergCement AG	971	65,798
HelloFresh S.E.*	1,016	78,125
Henkel AG & Co., KGaA	685	53,577
Infineon Technologies AG	8,345	387,252
KION Group AG	441	48,440
Knorr-Bremse AG	447	44,224
LANXESS AG	503	31,210
LEG Immobilien S.E.	468	65,377
Merck KGaA	821	212,179
MTU Aero Engines AG	338	69,035
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	266,921
Nemetschek S.E.	350	44,948
Puma S.E.	591	72,332
Rational AG	35	35,879
RWE AG	4,070	165,516
SAP S.E.	6,640	944,199
Scout24 S.E.	551	38,530
Siemens AG	4,864	845,491
Siemens Energy AG*	2,663	68,186
Siemens Healthineers AG	1,732	129,789
Symrise AG	817	121,199
Telefonica Deutschland Holding AG	5,808	16,141
Uniper S.E.	601	28,601
United Internet AG	668	26,572
Vitesco Technologies Group AG, Class A*	146	7,181
Volkswagen AG	205	60,309
Vonovia S.E.	4,631	255,711
Zalando S.E.*	1,430	115,820
		9,080,942
Hong Kong — 2.6%
AIA Group Ltd.	77,000	776,167
BOC Hong Kong Holdings Ltd.	24,000	78,640
Budweiser Brewing Co., APAC, Ltd.	11,100	29,111
Chow Tai Fook Jewellery Group Ltd.*	14,600	26,251
CK Asset Holdings Ltd.	13,034	82,157
CK Hutchison Holdings Ltd.	17,128	110,488
CK Infrastructure Holdings Ltd.	4,000	25,470
CLP Holdings Ltd.	10,000	100,993
ESR Cayman Ltd.*	11,600	39,199
Futu Holdings Ltd., ADR*	300	12,990
Galaxy Entertainment Group Ltd.*	14,000	72,536
Hang Lung Properties Ltd.	14,000	28,799
Hang Seng Bank Ltd.	5,100	93,333
Henderson Land Development Co., Ltd.	8,891	37,856
	Number of Shares	Value†

Hong Kong — (continued)
HK Electric Investments & HK Electric Investments Ltd.	20,777	$ 20,384
HKT Trust & HKT Ltd.	25,240	33,923
Hong Kong & China Gas Co., Ltd.	71,112	110,714
Hong Kong Exchanges & Clearing Ltd.	7,684	448,768
Hongkong Land Holdings Ltd.	7,400	38,480
Jardine Matheson Holdings Ltd.	1,400	77,014
Link REIT	13,702	120,636
Melco Resorts & Entertainment Ltd., ADR*	1,367	13,916
MTR Corp. Ltd.	9,671	51,905
New World Development Co., Ltd.	10,458	41,376
Power Assets Holdings Ltd.	9,500	59,211
Sino Land Co., Ltd.	18,095	22,533
SITC International Holdings Co., Ltd.	9,000	32,549
Sun Hung Kai Properties Ltd.	8,161	99,009
Swire Pacific Ltd., Class A	3,500	19,907
Swire Properties Ltd.	7,136	17,882
Techtronic Industries Co., Ltd.	8,500	169,181
WH Group Ltd.	46,372	29,081
Wharf Real Estate Investment Co., Ltd.	11,000	55,864
Xinyi Glass Holdings Ltd.	12,000	30,009
		3,006,332
Ireland — 1.1%
CRH PLC	4,923	260,737
DCC PLC	613	50,199
Experian PLC	5,862	288,181
Flutter Entertainment PLC*	1,078	170,595
James Hardie Industries PLC	2,913	117,200
Kerry Group PLC, Class A	1,018	131,256
Kingspan Group PLC	981	117,271
Smurfit Kappa Group PLC	1,508	83,165
		1,218,604
Israel — 0.7%
Azrieli Group Ltd.	283	27,035
Bank Hapoalim BM	7,162	73,948
Bank Leumi Le-Israel BM	9,130	98,232
Check Point Software Technologies Ltd.*	712	82,991
CyberArk Software Ltd.*	200	34,656
Elbit Systems Ltd.	186	32,247
Fiverr International Ltd.*	200	22,740
ICL Group Ltd.	4,391	42,385
Inmode Ltd.*	300	21,174
Israel Discount Bank Ltd., Class A	7,042	47,431
Kornit Digital Ltd.*	300	45,675
Mizrahi Tefahot Bank Ltd.	962	37,131
Nice Ltd.*	415	127,038
Teva Pharmaceutical Industries Ltd.*	6,350	55,045
Teva Pharmaceutical Industries Ltd., ADR*	500	4,005
Wix.com Ltd.*	359	56,647
		808,380

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — 2.0%
Amplifon SpA	856	$ 46,243
Assicurazioni Generali SpA	6,950	147,411
Atlantia SpA*	3,017	59,955
Davide Campari-Milano N.V.	3,207	46,936
DiaSorin SpA	180	34,316
Enel SpA	51,567	413,664
Eni SpA	16,285	226,565
Ferrari N.V.	796	206,171
FinecoBank Banca Fineco SpA	3,910	68,709
Infrastrutture Wireless Italiane SpA	1,712	20,817
Intesa Sanpaolo SpA	105,143	272,210
Mediobanca Banca di Credito Finanziario SpA	3,828	44,061
Moncler SpA	1,251	91,181
Nexi SpA*	2,687	42,797
Poste Italiane SpA	3,626	47,639
Prysmian SpA	1,675	63,140
Recordati Industria Chimica e Farmaceutica SpA	726	46,700
Snam SpA	13,027	78,606
Telecom Italia SpA	60,149	29,734
Terna - Rete Elettrica Nazionale	8,790	71,193
UniCredit SpA	13,413	206,826
		2,264,874
Japan — 21.7%
Advantest Corp.	1,300	123,185
Aeon Co., Ltd.	4,300	101,267
AGC, Inc.	1,200	57,272
Aisin Corp.	1,000	38,338
Ajinomoto Co., Inc.	3,000	91,202
ANA Holdings, Inc.*	800	16,723
Asahi Group Holdings Ltd.	2,900	112,793
Asahi Intecc Co., Ltd.	1,400	30,074
Asahi Kasei Corp.	8,100	76,120
Astellas Pharma, Inc.	11,800	191,879
Azbil Corp.	800	36,443
Bandai Namco Holdings, Inc.	1,300	101,645
Benefit One, Inc.	500	21,451
Bridgestone Corp.	3,600	154,885
Brother Industries Ltd.	1,500	28,832
Canon, Inc.	6,400	155,841
Capcom Co., Ltd.	1,200	28,250
Central Japan Railway Co.	900	120,060
Chubu Electric Power Co., Inc.	4,100	43,199
Chugai Pharmaceutical Co., Ltd.	4,300	139,620
Concordia Financial Group Ltd.	7,200	26,164
Cosmos Pharmaceutical Corp.	100	14,718
CyberAgent, Inc.	2,400	39,934
Dai Nippon Printing Co., Ltd.	1,400	35,210
Daifuku Co., Ltd.	600	49,031
Dai-ichi Life Holdings, Inc.	6,500	131,407
Daiichi Sankyo Co., Ltd.	11,100	282,252
Daikin Industries Ltd.	1,600	362,897
Daito Trust Construction Co., Ltd.	400	45,797
	Number of Shares	Value†

Japan — (continued)
Daiwa House Industry Co., Ltd.	3,600	$ 103,528
Daiwa House REIT Investment Corp.	13	39,385
Daiwa Securities Group, Inc.	9,300	52,446
Denso Corp.	2,800	231,950
Dentsu Group, Inc.	1,300	46,336
Disco Corp.	200	61,114
East Japan Railway Co.	1,900	116,828
Eisai Co., Ltd.	1,500	85,165
ENEOS Holdings, Inc.	20,490	76,648
FANUC Corp.	1,200	254,334
Fast Retailing Co., Ltd.	400	227,106
Fuji Electric Co., Ltd.	800	43,676
FUJIFILM Holdings Corp.	2,300	170,475
Fujitsu Ltd.	1,200	205,825
GLP J-Reit	26	44,957
GMO Payment Gateway, Inc.	300	37,425
Hakuhodo DY Holdings, Inc.	1,500	24,985
Hamamatsu Photonics K.K.	900	57,428
Hankyu Hanshin Holdings, Inc.	1,400	39,737
Hikari Tsushin, Inc.	100	15,396
Hino Motors Ltd.	2,000	16,483
Hirose Electric Co., Ltd.	220	36,989
Hitachi Construction Machinery Co., Ltd.	700	20,234
Hitachi Ltd.	6,200	335,791
Hitachi Metals Ltd.*	1,400	25,936
Honda Motor Co., Ltd.	10,400	292,028
Hoshizaki Corp.	300	22,559
Hoya Corp.	2,300	342,111
Hulic Co., Ltd.	2,000	18,986
Ibiden Co., Ltd.	700	41,624
Idemitsu Kosan Co., Ltd.	1,356	34,622
Iida Group Holdings Co., Ltd.	1,000	23,263
Inpex Corp.	6,400	55,749
Isuzu Motors Ltd.	3,400	42,297
Ito En Ltd.	400	21,003
ITOCHU Corp.	7,500	229,375
Itochu Techno-Solutions Corp.	700	22,516
Japan Airlines Co., Ltd.*	800	15,273
Japan Exchange Group, Inc.	3,300	72,237
Japan Metropolitan Fund Invest	48	41,353
Japan Post Bank Co., Ltd.	3,000	27,515
Japan Post Holdings Co., Ltd.*	15,700	122,401
Japan Post Insurance Co., Ltd.	1,100	17,691
Japan Real Estate Investment Corp.	8	45,414
Japan Tobacco, Inc.	7,800	157,485
JFE Holdings, Inc.	3,000	38,260
JSR Corp.	1,200	45,640
Kajima Corp.	2,800	32,155
Kakaku.com, Inc.	900	24,020
Kansai Paint Co., Ltd.	1,100	23,907
Kao Corp.	3,100	162,209
KDDI Corp.	10,300	301,040
Keio Corp.	700	30,853
Keisei Electric Railway Co., Ltd.	800	21,629

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Keyence Corp.	1,195	$750,888
Kikkoman Corp.	900	75,658
Kintetsu Group Holdings Co., Ltd.*	1,100	30,744
Kirin Holdings Co., Ltd.	5,200	83,495
Kobayashi Pharmaceutical Co., Ltd.	300	23,576
Kobe Bussan Co., Ltd.	800	30,983
Koei Tecmo Holdings Co., Ltd.	390	15,342
Koito Manufacturing Co., Ltd.	700	37,060
Komatsu Ltd.	5,500	128,786
Konami Holdings Corp.	600	28,792
Kose Corp.	200	22,690
Kubota Corp.	6,500	144,291
Kurita Water Industries Ltd.	600	28,479
Kyocera Corp.	2,100	131,207
Kyowa Kirin Co., Ltd.	1,700	46,331
Lasertec Corp.	500	153,395
Lawson, Inc.	400	18,952
Lion Corp.	1,500	20,043
Lixil Corp.	1,700	45,297
M3, Inc.	2,800	141,010
Makita Corp.	1,400	59,430
Marubeni Corp.	9,700	94,403
Mazda Motor Corp.*	3,400	26,158
McDonald's Holdings Co., Japan Ltd.	400	17,700
Medipal Holdings Corp.	1,300	24,354
MEIJI Holdings Co., Ltd.	800	47,709
Mercari, Inc.*	600	30,566
MINEBEA MITSUMI, Inc.	2,300	65,283
MISUMI Group, Inc.	1,900	77,962
Mitsubishi Chemical Holdings Corp.	8,200	60,735
Mitsubishi Corp.	8,000	253,986
Mitsubishi Electric Corp.	11,900	150,884
Mitsubishi Estate Co., Ltd.	7,500	103,962
Mitsubishi Gas Chemical Co., Inc.	1,100	18,628
Mitsubishi HC Capital, Inc.	4,700	23,249
Mitsubishi Heavy Industries Ltd.	2,100	48,543
Mitsubishi UFJ Financial Group, Inc.	77,500	421,018
Mitsui & Co., Ltd.	9,700	229,661
Mitsui Chemicals, Inc.	1,100	29,549
Mitsui Fudosan Co., Ltd.	6,000	118,847
Miura Co., Ltd.	600	20,655
Mizuho Financial Group, Inc.	15,508	197,237
MonotaRO Co., Ltd.	1,600	28,834
MS&AD Insurance Group Holdings, Inc.	2,890	89,165
Murata Manufacturing Co., Ltd.	3,700	294,540
NEC Corp.	1,500	69,243
Nexon Co., Ltd.	3,200	61,869
NGK Insulators Ltd.	1,500	25,350
Nidec Corp.	2,800	329,097
Nihon M&A Center Holdings, Inc.	2,000	49,048
Nintendo Co., Ltd.	722	336,741
Nippon Building Fund, Inc.	10	58,246
Nippon Express Co., Ltd.	500	29,623
Nippon Paint Holdings Co., Ltd.	4,500	49,057
	Number of Shares	Value†

Japan — (continued)
Nippon Prologis REIT, Inc.	13	$ 45,997
Nippon Sanso Holdings Corp.	1,000	21,846
Nippon Shinyaku Co., Ltd.	300	20,890
Nippon Steel Corp.	5,317	86,829
Nippon Telegraph & Telephone Corp.	8,300	227,288
Nippon Yusen K.K.	900	68,539
Nissan Chemical Corp.	800	46,457
Nissan Motor Co., Ltd.*	14,400	69,578
Nisshin Seifun Group, Inc.	1,315	18,954
Nissin Foods Holdings Co., Ltd.	400	29,175
Nitori Holdings Co., Ltd.	500	74,872
Nitto Denko Corp.	900	69,556
Nomura Holdings, Inc.	19,300	84,176
Nomura Real Estate Holdings, Inc.	600	13,807
Nomura Real Estate Master Fund, Inc.	28	39,384
Nomura Research Institute Ltd.	2,130	91,381
NTT Data Corp.	4,000	85,752
Obayashi Corp.	4,200	32,496
Obic Co., Ltd.	454	85,251
Odakyu Electric Railway Co., Ltd.	1,800	33,424
Oji Holdings Corp.	6,000	29,053
Olympus Corp.	6,900	158,928
Omron Corp.	1,200	119,551
Ono Pharmaceutical Co., Ltd.	2,500	62,071
Open House Group Co., Ltd.	500	26,167
Oracle Corp. Japan	200	15,196
Oriental Land Co., Ltd.	1,300	219,191
ORIX Corp.	7,700	157,139
Orix JREIT, Inc.	15	23,446
Osaka Gas Co., Ltd.	2,400	39,663
Otsuka Corp.	800	38,181
Otsuka Holdings Co., Ltd.	2,500	90,607
Pan Pacific International Holdings Corp.	2,700	37,250
Panasonic Corp.	14,400	158,359
Persol Holdings Co., Ltd.	1,000	29,036
Pola Orbis Holdings, Inc.	500	8,333
Rakuten Group, Inc.*	5,500	55,177
Recruit Holdings Co., Ltd.	8,700	527,309
Renesas Electronics Corp.*	8,100	100,203
Resona Holdings, Inc.	12,500	48,618
Ricoh Co., Ltd.	4,200	39,105
Rinnai Corp.	200	18,047
Rohm Co., Ltd.	500	45,510
Ryohin Keikaku Co., Ltd.	1,700	25,922
Santen Pharmaceutical Co., Ltd.	2,600	31,802
SBI Holdings, Inc.	1,710	46,604
SCSK Corp.	1,200	23,879
Secom Co., Ltd.	1,300	90,253
Seiko Epson Corp.	1,700	30,607
Sekisui Chemical Co., Ltd.	2,600	43,443
Sekisui House Ltd.	3,900	83,709
Seven & i Holdings Co., Ltd.	4,800	210,978
SG Holdings Co., Ltd.	2,200	51,505
Sharp Corp.	1,200	13,781

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Shimadzu Corp.	1,400	$ 59,089
Shimano, Inc.	500	133,270
Shimizu Corp.	4,000	24,793
Shin-Etsu Chemical Co., Ltd.	2,200	380,979
Shionogi & Co., Ltd.	1,700	120,077
Shiseido Co., Ltd.	2,600	144,974
SMC Corp.	368	248,223
SoftBank Corp.	18,200	230,130
SoftBank Group Corp.	7,700	363,747
Sohgo Security Services Co., Ltd.	500	19,864
Sompo Holdings, Inc.	2,025	85,538
Sony Group Corp.	8,000	1,006,694
Square Enix Holdings Co., Ltd.	600	30,775
Stanley Electric Co., Ltd.	800	20,023
Subaru Corp.	4,000	71,529
SUMCO Corp.	1,800	36,757
Sumitomo Chemical Co., Ltd.	9,200	43,349
Sumitomo Corp.	7,200	106,438
Sumitomo Dainippon Pharma Co., Ltd.	1,100	12,671
Sumitomo Electric Industries Ltd.	4,900	63,875
Sumitomo Metal Mining Co., Ltd.	1,500	56,724
Sumitomo Mitsui Financial Group, Inc.	8,300	284,507
Sumitomo Mitsui Trust Holdings, Inc.	2,143	71,595
Sumitomo Realty & Development Co., Ltd.	2,000	58,819
Suntory Beverage & Food Ltd.	800	28,932
Suzuki Motor Corp.	2,300	88,557
Sysmex Corp.	1,100	148,700
T&D Holdings, Inc.	3,700	47,348
Taisei Corp.	1,200	36,460
Taisho Pharmaceutical Holdings Co., Ltd.	200	9,198
Takeda Pharmaceutical Co., Ltd.	10,195	278,029
TDK Corp.	2,400	93,680
Terumo Corp.	4,100	173,224
The Chiba Bank Ltd.	3,700	21,197
The Kansai Electric Power Co., Inc.	4,900	45,750
The Shizuoka Bank Ltd.	3,200	22,867
TIS, Inc.	1,400	41,685
Tobu Railway Co., Ltd.	1,100	25,073
Toho Co., Ltd.	700	29,970
Tokio Marine Holdings, Inc.	4,000	222,272
Tokyo Century Corp.	300	14,553
Tokyo Electric Power Co. Holdings, Inc.*	10,800	27,885
Tokyo Electron Ltd.	900	518,578
Tokyo Gas Co., Ltd.	2,300	41,229
Tokyu Corp.	3,000	39,850
TOPPAN Inc.	1,500	28,114
Toray Industries, Inc.	8,800	52,159
Toshiba Corp.	2,600	106,911
Tosoh Corp.	1,800	26,696
TOTO Ltd.	900	41,389
Toyo Suisan Kaisha Ltd.	600	25,428
Toyota Industries Corp.	900	71,903
	Number of Shares	Value†

Japan — (continued)
Toyota Motor Corp.	67,440	$ 1,234,416
Toyota Tsusho Corp.	1,400	64,505
Trend Micro, Inc.*	900	49,996
Tsuruha Holdings, Inc.	200	19,195
Unicharm Corp.	2,500	108,646
USS Co., Ltd.	1,500	23,420
Welcia Holdings Co., Ltd.	600	18,726
West Japan Railway Co.	1,400	58,541
Yakult Honsha Co., Ltd.	800	41,728
Yamaha Corp.	900	44,362
Yamaha Motor Co., Ltd.	1,700	40,775
Yamato Holdings Co., Ltd.	2,000	46,996
Yaskawa Electric Corp.	1,600	78,449
Yokogawa Electric Corp.	1,600	28,848
Z Holdings Corp.	16,800	97,473
ZOZO, Inc.	600	18,726
		24,751,386
Jordan — 0.0%
Hikma Pharmaceuticals PLC	1,083	32,528
Luxembourg — 0.3%
ArcelorMittal S.A.	4,208	134,837
Aroundtown S.A.	6,382	38,655
Eurofins Scientific S.E.	870	107,766
Tenaris S.A.	2,782	29,171
		310,429
Macao — 0.0%
Sands China Ltd.*	16,000	37,263
Netherlands — 6.1%
ABN AMRO Bank N.V.	2,635	38,747
Adyen N.V.*	127	334,219
Aegon N.V.	11,939	59,712
Akzo Nobel N.V.	1,217	133,706
Argenx S.E.*	290	104,101
ASM International N.V.	297	131,433
ASML Holding N.V.	2,632	2,117,649
Euronext N.V.	547	56,827
EXOR N.V.	691	62,118
Heineken Holding N.V.	727	67,167
Heineken N.V.	1,671	188,075
IMCD N.V.	363	80,465
ING Groep N.V.	25,125	350,180
JDE Peet's N.V.	515	15,889
Just Eat Takeaway.com N.V.*	1,183	65,282
Koninklijke Ahold Delhaize N.V.	6,743	231,343
Koninklijke DSM N.V.	1,104	248,867
Koninklijke KPN N.V.	21,105	65,596
Koninklijke Philips N.V.	5,905	220,274
NN Group N.V.	1,681	91,117
Prosus N.V.*	5,922	495,754
QIAGEN N.V.*	1,512	84,332
Randstad N.V.	823	56,257
Royal Dutch Shell PLC, Class A	26,261	576,478

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Netherlands — (continued)
Royal Dutch Shell PLC, Class B	23,372	$ 513,249
Stellantis N.V.	5,622	106,750
Stellantis N.V.	7,408	140,730
Universal Music Group N.V.	4,675	131,891
Wolters Kluwer N.V.	1,720	202,872
		6,971,080
New Zealand — 0.3%
Auckland International Airport Ltd.*	7,064	37,254
Fisher & Paykel Healthcare Corp. Ltd.	3,664	82,210
Mercury NZ Ltd.	5,143	21,557
Meridian Energy Ltd.	9,073	30,138
Ryman Healthcare Ltd.	2,831	23,752
Spark New Zealand Ltd.	12,240	37,892
Xero Ltd.*	835	85,926
		318,729
Norway — 0.6%
Adevinta ASA*	1,674	22,297
Aker BP ASA	804	24,796
DNB Bank ASA	6,003	137,694
Equinor ASA	6,312	169,079
Gjensidige Forsikring ASA	1,242	30,181
Mowi ASA	2,898	68,677
Norsk Hydro ASA	8,484	66,974
Orkla ASA	4,885	49,013
Schibsted ASA, Class A	520	20,082
Schibsted ASA, Class B	588	19,830
Telenor ASA	4,471	70,366
Yara International ASA	1,012	51,137
		730,126
Poland — 0.0%
InPost S.A.*	1,446	17,447
Portugal — 0.2%
Banco Espirito Santo S.A.(1),*	27,017	0
EDP - Energias de Portugal S.A.	17,315	95,254
Galp Energia SGPS S.A.	3,064	29,721
Jeronimo Martins SGPS S.A.	1,733	39,657
		164,632
Singapore — 1.2%
Ascendas Real Estate Investment Trust	20,490	44,854
CapitaLand Integrated Commercial Trust	29,400	44,506
Capitaland Investment Ltd.*	16,607	42,023
City Developments Ltd.	3,000	15,160
DBS Group Holdings Ltd.	11,448	277,450
Genting Singapore Ltd.	36,200	20,818
Keppel Corp. Ltd.	10,300	39,133
Mapletree Commercial Trust	15,200	22,333
Mapletree Logistics Trust	20,077	28,307
Oversea-Chinese Banking Corp. Ltd.	21,691	183,495
Sea Ltd., ADR*	900	201,339
Singapore Airlines Ltd.*	7,900	29,253
	Number of Shares	Value†

Singapore — (continued)
Singapore Exchange Ltd.	5,000	$ 34,506
Singapore Technologies Engineering Ltd.	9,500	26,506
Singapore Telecommunications Ltd.	52,200	89,866
United Overseas Bank Ltd.	7,437	148,453
UOL Group Ltd.	3,107	16,347
Venture Corp. Ltd.	1,700	23,098
Wilmar International Ltd.	11,600	35,637
		1,323,084
Spain — 2.2%
ACS Actividades de Construccion y Servicios S.A.	1,556	41,755
Aena SME S.A.*	469	74,113
Amadeus IT Group S.A.*	2,864	194,466
Banco Bilbao Vizcaya Argentaria S.A.	42,639	254,859
Banco Santander S.A.	110,885	371,216
CaixaBank S.A.	27,810	76,431
Cellnex Telecom S.A.	3,268	190,421
EDP Renovaveis S.A.	2,000	49,866
Enagas S.A.	1,501	34,861
Endesa S.A.	2,006	46,133
Ferrovial S.A.	3,061	96,045
Grifols S.A.	1,885	36,215
Iberdrola S.A.	36,331	430,587
Industria de Diseno Textil S.A.	6,954	225,876
Naturgy Energy Group S.A.	1,138	37,094
Red Electrica Corp. S.A.	2,674	57,919
Repsol S.A.	9,155	108,774
Siemens Gamesa Renewable Energy S.A.*	1,562	37,470
Telefonica S.A.	34,415	150,927
		2,515,028
Sweden — 3.6%
Alfa Laval AB	2,000	80,653
Assa Abloy AB, Class B	6,425	196,386
Atlas Copco AB, Class A	4,246	294,056
Atlas Copco AB, Class B	2,447	144,120
Boliden AB	1,749	67,744
Electrolux AB, Class B	1,401	34,032
Embracer Group AB*	2,650	28,303
Epiroc AB, Class A	4,193	106,354
Epiroc AB, Class B	2,471	52,421
EQT AB	1,887	102,952
Essity AB, Class B	3,911	127,853
Evolution Gaming Group AB	1,087	154,722
Fastighets AB Balder, Class B*	696	50,204
Getinge AB, Class B	1,459	63,794
H & M Hennes & Mauritz AB, Class B	4,799	94,576
Hexagon AB, Class B	12,559	199,653
Husqvarna AB, Class B	2,834	45,429
Industrivarden AB, Class A	877	27,990
Industrivarden AB, Class C	986	31,000
Investment AB Latour, Class B	1,056	43,088
Investor AB, Class A	3,181	83,994

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Sweden — (continued)
Investor AB, Class B	11,521	$ 290,377
Kinnevik AB, Class B*	1,611	57,541
L E Lundbergforetagen AB, Class B	471	26,479
Lifco AB, Class B	1,487	44,546
Lundin Energy AB	1,292	46,397
Nibe Industrier AB, Class B	9,198	139,199
Sagax AB, Class B	1,027	34,664
Sandvik AB	7,183	200,795
Securitas AB, Class B	2,230	30,762
Sinch AB*	3,150	40,124
Skandinaviska Enskilda Banken AB, Class A	10,425	145,192
Skanska AB, Class B	2,121	54,972
SKF AB, Class B	2,369	56,235
Svenska Cellulosa AB SCA, Class B	3,887	69,148
Svenska Handelsbanken AB, Class A	9,287	100,576
Swedbank AB, Class A	5,671	114,284
Swedish Match AB	9,802	78,124
Tele2 AB, Class B	3,276	46,804
Telefonaktiebolaget LM Ericsson, Class B	18,737	206,919
Telia Co., AB	17,132	67,125
Volvo AB, Class A	1,410	33,174
Volvo AB, Class B	9,114	211,455
		4,124,216
Switzerland — 10.6%
ABB Ltd.	10,409	398,677
Adecco Group AG	1,018	52,062
Alcon, Inc.	3,189	282,572
Bachem Holding AG, Class B	40	31,431
Baloise Holding AG	301	49,253
Barry Callebaut AG	22	53,503
Chocoladefabriken Lindt & Spruengli AG	1	134,109
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	97,026
Cie Financiere Richemont S.A.	3,313	497,932
Clariant AG*	1,199	25,001
Coca-Cola HBC AG*	1,222	42,261
Credit Suisse Group AG	16,223	157,957
EMS-Chemie Holding AG	43	48,182
Geberit AG	226	184,828
Givaudan S.A.	58	305,022
Glencore PLC*	64,295	326,306
Holcim Ltd.*	3,354	171,197
Julius Baer Group Ltd.*	1,376	92,388
Kuehne + Nagel International AG	354	114,374
Logitech International S.A.	1,098	92,641
Lonza Group AG	477	398,687
Nestle S.A.	17,928	2,507,402
Novartis AG	13,940	1,228,164
Partners Group Holding AG	147	244,005
Roche Holding AG	4,473	1,860,968
Roche Holding AG	213	95,560
	Number of Shares	Value†

Switzerland — (continued)
Schindler Holding AG	125	$ 33,527
Schindler Holding AG, Participation Certificates	269	72,475
SGS S.A.	38	127,070
Sika AG	898	374,692
Sonova Holding AG	360	141,361
STMicroelectronics N.V.	4,365	215,529
Straumann Holding AG	65	138,175
Swiss Life Holding AG	200	122,695
Swiss Prime Site AG	484	47,619
Swiss Re AG	1,930	191,178
Swisscom AG	163	92,054
Temenos AG	430	59,484
The Swatch Group AG	185	56,645
The Swatch Group AG	298	17,480
UBS Group AG	22,297	401,796
VAT Group AG	172	85,773
Vifor Pharma AG	293	52,172
Zurich Insurance Group AG	965	424,041
		12,145,274
United Arab Emirates — 0.0%
NMC Health PLC*	538	68
United Kingdom — 12.3%
3i Group PLC	6,089	119,423
abrdn PLC	14,470	47,182
Admiral Group PLC	1,312	56,064
Anglo American PLC	8,181	333,974
Ashtead Group PLC	2,899	233,161
Associated British Foods PLC	2,278	61,914
AstraZeneca PLC	9,856	1,157,696
Auto Trader Group PLC	5,888	58,976
AVEVA Group PLC	707	32,575
Aviva PLC	25,020	138,985
BAE Systems PLC	20,679	153,889
Barclays PLC	108,104	273,626
Barratt Developments PLC	6,327	64,058
Berkeley Group Holdings PLC	697	45,049
BP PLC	127,784	571,640
British American Tobacco PLC	13,931	515,437
BT Group PLC	56,933	130,658
Bunzl PLC	2,198	85,832
Burberry Group PLC	2,621	64,479
CNH Industrial N.V.	6,662	129,471
Coca-Cola Europacific Partners PLC	1,276	71,300
Compass Group PLC*	11,455	255,986
Croda International PLC	875	119,857
Diageo PLC	14,836	810,480
Entain PLC*	3,735	85,084
Evraz PLC	2,983	24,290
Ferguson PLC	1,403	248,868
GlaxoSmithKline PLC	32,130	698,703
Halma PLC	2,365	102,437
Hargreaves Lansdown PLC	2,149	39,414
HSBC Holdings PLC	129,843	788,498

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Imperial Brands PLC	6,063	$ 132,659
Informa PLC*	9,687	67,736
InterContinental Hotels Group PLC*	1,153	74,614
Intertek Group PLC	1,024	78,034
J. Sainsbury PLC	10,110	37,742
JD Sports Fashion PLC	17,935	52,873
Johnson Matthey PLC	1,361	37,691
Kingfisher PLC	14,253	65,265
Land Securities Group PLC	4,270	44,873
Legal & General Group PLC	38,445	154,811
Lloyds Banking Group PLC	456,109	295,101
London Stock Exchange Group PLC	2,107	197,639
M&G PLC	16,063	43,375
Melrose Industries PLC	28,464	61,605
Mondi PLC	3,079	76,100
National Grid PLC	22,701	325,644
NatWest Group PLC	37,325	114,026
Next PLC	863	95,201
Ocado Group PLC*	3,089	70,159
Pearson PLC	4,876	40,471
Persimmon PLC	2,126	82,186
Phoenix Group Holdings PLC	3,778	33,403
Prudential PLC	16,706	288,195
Reckitt Benckiser Group PLC	4,527	388,607
RELX PLC	6,807	221,311
RELX PLC	5,578	181,118
Rentokil Initial PLC	12,043	95,197
Rio Tinto PLC	7,215	477,746
Rolls-Royce Holdings PLC*	52,141	86,723
Schroders PLC	773	37,248
Segro PLC	7,740	150,495
Severn Trent PLC	1,547	61,708
Smith & Nephew PLC	5,814	101,793
Smiths Group PLC	2,596	55,501
Spirax-Sarco Engineering PLC	486	105,581
SSE PLC	6,568	146,598
St. James's Place PLC	3,331	75,904
Standard Chartered PLC	17,213	104,471
Taylor Wimpey PLC	22,936	54,484
Tesco PLC	49,064	192,524
The British Land Co., PLC	5,472	39,329
The Sage Group PLC	6,509	75,116
Unilever PLC	8,119	433,590
Unilever PLC	8,382	449,041
United Utilities Group PLC	4,259	62,778
Vodafone Group PLC	175,739	267,035
Whitbread PLC*	1,238	50,187
WPP PLC	7,516	113,890
		14,016,384
TOTAL COMMON STOCKS (Cost $72,533,645)		109,682,824
	Number of Shares	Value†

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	341	$ 28,457
FUCHS PETROLUB S.E.	492	22,361
Henkel AG & Co., KGaA	1,122	90,874
Porsche Automobil Holding S.E.	999	94,902
Sartorius AG	172	116,553
Volkswagen AG	1,195	241,463
TOTAL PREFERRED STOCKS (Cost $393,487)		594,610

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,617,785)	2,617,785	2,617,785
TOTAL INVESTMENTS — 98.9% (Cost $75,544,917)		$ 112,895,219
Other Assets & Liabilities — 1.1%		1,262,809
TOTAL NET ASSETS — 100.0%		$ 114,158,028

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
K.K.— Kabushiki Kaisha
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
Country Weightings as of 12/31/2021††
Japan	23%
United Kingdom	13
France	11
Switzerland	11
Germany	9
Australia	7
Netherlands	6
Other	20
Total	100%

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
††	% of total investments as of December 31, 2021.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$ 284,086
Aerospace & Defense	1.1%	1,167,046
Agriculture	0.8%	883,705
Airlines	0.1%	106,300
Apparel	2.4%	2,689,185
Auto Manufacturers	3.1%	3,373,033
Auto Parts & Equipment	0.9%	991,107
Banks	9.5%	10,399,886
Beverages	2.2%	2,360,558
Biotechnology	0.9%	949,923
Building Materials	2.1%	2,283,197
Chemicals	3.2%	3,539,075
Commercial Services	3.1%	3,438,761
Computers	1.2%	1,341,065
Cosmetics & Personal Care	2.1%	2,303,772
Distribution & Wholesale	1.3%	1,393,533
Diversified Financial Services	1.7%	1,827,004
Electric	2.7%	2,974,070
Electrical Components & Equipment	1.3%	1,373,383
Electronics	1.6%	1,780,832
Energy-Alternate Sources	0.2%	237,254
Engineering & Construction	1.2%	1,314,721
Entertainment	0.9%	1,009,505
Environmental Control	0.0%	28,479
Food	4.8%	5,234,230
Food Service	0.3%	305,292
Forest Products & Paper	0.4%	462,587
Gas	0.3%	342,167
Hand & Machine Tools	0.4%	439,403
Healthcare Products	2.4%	2,657,981
Healthcare Services	0.9%	993,407
Holding Companies	0.2%	207,409
Home Builders	0.5%	525,887
Home Furnishings	1.2%	1,345,723
Household Products & Wares	0.4%	442,184
Insurance	4.7%	5,138,366
Internet	1.5%	1,639,719
Investment Companies	0.7%	819,080
Iron & Steel	0.5%	537,617
Leisure Time	0.2%	218,407
Lodging	0.3%	326,399
Machinery — Construction & Mining	1.0%	1,111,994
Machinery — Diversified	2.6%	2,888,134
Media	0.4%	446,371
Metal Fabricate/Hardware	0.2%	249,141
Mining	2.5%	2,790,542
Miscellaneous Manufacturing	1.2%	1,274,272
Office & Business Equipment	0.4%	396,028
Oil & Gas	3.4%	3,704,873
Pharmaceuticals	8.5%	9,363,431
Pipelines	0.0%	54,857
Private Equity	0.5%	530,699
Real Estate	1.3%	1,397,648
Real Estate Investment Trusts	1.4%	1,507,945
Retail	2.1%	2,284,723
Semiconductors	3.5%	3,886,919
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Shipbuilding	0.0%	$ 42,300
Software	1.7%	1,849,817
Telecommunications	3.2%	3,484,859
Toys, Games & Hobbies	0.4%	438,386
Transportation	1.8%	1,959,473
Water	0.3%	335,074
	100.0%	$109,682,824
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 7,845,815	$ 7,845,815	$ —	$—
Austria	253,251	253,251	—	—
Belgium	878,937	878,937	—	—
Chile	46,761	46,761	—	—
Denmark	2,976,888	2,976,888	—	—
Finland	1,404,093	1,404,093	—	—
France	12,440,273	12,440,273	—	—
Germany	9,080,942	9,080,942	—	—
Hong Kong	3,006,332	3,006,332	—	—
Ireland	1,218,604	1,218,604	—	—
Israel	808,380	808,380	—	—
Italy	2,264,874	2,264,874	—	—
Japan	24,751,386	24,721,763	29,623	—
Jordan	32,528	32,528	—	—
Luxembourg	310,429	310,429	—	—
Macao	37,263	37,263	—	—
Netherlands	6,971,080	6,971,080	—	—
New Zealand	318,729	318,729	—	—
Norway	730,126	730,126	—	—
Poland	17,447	17,447	—	—
Portugal	164,632	164,632	—	—
Singapore	1,323,084	1,300,751	22,333	—
Spain	2,515,028	2,515,028	—	—
Sweden	4,124,216	4,124,216	—	—
Switzerland	12,145,274	12,145,274	—	—
United Arab Emirates	68	—	68	—
United Kingdom	14,016,384	14,016,384	—	—
Total Common Stocks	$ 109,682,824	$ 109,630,800	$ 52,024	$ —
Preferred Stocks	594,610	594,610	—	—
Short-Term Investments	2,617,785	2,617,785	—	—
Total Investments	$ 112,895,219	$ 112,843,195	$ 52,024	$ —
Other Financial Instruments(1)
Futures Contracts	$ 52,114	$ 52,114	$ —	$—
Total Assets—Other Financial Instruments	$ 52,114	$ 52,114	$ —	$ —

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Developed International Index Fund
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. An amount of $0 was transferred from Level 2 into Level 3 at December 31, 2021 due to decrease in trading activities at period end.

Futures contracts held by the Fund at December 31, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	03/18/22	32	50	$2,322	$3,714,880	$52,114	$—
							$52,114	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 96.1%
Canada — 12.4%
Boyd Group Services, Inc.	40,865	$ 6,448,849
CAE, Inc.*	386,531	9,750,745
Canadian National Railway Co.	52,363	6,432,004
Constellation Software, Inc.	11,446	21,236,472
		43,868,070
China — 2.0%
Yum China Holdings, Inc.	143,432	7,037,734
France — 8.3%
Air Liquide S.A.	20,320	3,546,954
LVMH Moet Hennessy Louis Vuitton S.E.	10,555	8,736,263
Sartorius Stedim Biotech	14,331	7,870,763
Teleperformance	20,307	9,062,851
		29,216,831
India — 3.8%
Tata Consultancy Services Ltd.	263,314	13,242,097
Ireland — 4.3%
Experian PLC	166,185	8,169,810
Flutter Entertainment PLC*	44,166	6,989,336
		15,159,146
Italy — 1.9%
Ferrari N.V.	25,675	6,650,050
Japan — 9.5%
Hoya Corp.	66,956	9,959,290
Keyence Corp.	9,066	5,696,692
Kobe Bussan Co., Ltd.	183,965	7,124,785
Obic Co., Ltd.	57,839	10,860,840
		33,641,607
Luxembourg — 3.0%
Eurofins Scientific S.E.	85,924	10,643,303
Mexico — 2.8%
Wal-Mart de Mexico S.A.B. de C.V.	2,647,193	9,854,170
Netherlands — 6.9%
Adyen N.V.*	1,937	5,097,492
IMCD N.V.	39,583	8,774,203
Wolters Kluwer N.V.	89,329	10,536,231
		24,407,926
South Korea — 4.6%
NAVER Corp.*	29,864	9,508,748
Samsung Electronics Co., Ltd.	104,407	6,877,029
		16,385,777
Sweden — 2.5%
Epiroc AB, Class A	346,819	8,796,940
Switzerland — 10.0%
Alcon, Inc.	172,982	15,327,663
Lonza Group AG	6,555	5,478,806
	Number of Shares	Value†

Switzerland — (continued)
Nestle S.A.	103,786	$ 14,515,461
		35,321,930
United Kingdom — 17.4%
Ashtead Group PLC	140,118	11,269,402
Diageo PLC	276,606	15,110,786
Halma PLC	213,507	9,247,757
London Stock Exchange Group PLC	39,916	3,744,161
RELX PLC	331,788	10,787,181
Rentokil Initial PLC	1,431,785	11,317,877
		61,477,164
United States — 6.7%
Mastercard, Inc., Class A	40,375	14,507,545
Mondelez International, Inc., Class A	135,452	8,981,822
		23,489,367
TOTAL COMMON STOCKS (Cost $283,733,613)		339,192,112

SHORT-TERM INVESTMENTS — 3.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $12,271,947)	12,271,947	12,271,947
TOTAL INVESTMENTS — 99.6% (Cost $296,005,560)		$ 351,464,059
Other Assets & Liabilities — 0.4%		1,540,623
TOTAL NET ASSETS — 100.0%		$ 353,004,682

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2021††
United Kingdom	18%
Canada	13
Switzerland	10
Japan	10
France	9
Netherlands	7
United States	7
Other	26
Total	100%
††	% of total investments as of December 31, 2021.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
International Equity Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	2.9%	$ 9,750,745
Apparel	2.6%	8,736,263
Auto Manufacturers	2.0%	6,650,050
Beverages	4.4%	15,110,786
Chemicals	1.0%	3,546,954
Commercial Services	15.6%	53,090,611
Computers	9.8%	33,165,788
Distribution & Wholesale	2.6%	8,774,203
Diversified Financial Services	5.4%	18,251,706
Electronics	5.7%	19,207,047
Entertainment	2.1%	6,989,336
Food	9.0%	30,622,068
Healthcare Products	6.8%	23,198,426
Healthcare Services	4.7%	16,122,109
Internet	2.8%	9,508,748
Machinery — Construction & Mining	2.6%	8,796,940
Machinery — Diversified	1.7%	5,696,692
Media	3.1%	10,536,231
Retail	5.0%	16,891,904
Semiconductors	2.0%	6,877,029
Software	6.3%	21,236,472
Transportation	1.9%	6,432,004
	100.0%	$ 339,192,112
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$43,868,070	$43,868,070	$—	$—
China	7,037,734	7,037,734	—	—
France	29,216,831	29,216,831	—	—
India	13,242,097	13,242,097	—	—
Ireland	15,159,146	15,159,146	—	—
Italy	6,650,050	6,650,050	—	—
Japan	33,641,607	33,641,607	—	—
Luxembourg	10,643,303	10,643,303	—	—
Mexico	9,854,170	9,854,170	—	—
Netherlands	24,407,926	24,407,926	—	—
South Korea	16,385,777	16,385,777	—	—
Sweden	8,796,940	8,796,940	—	—
Switzerland	35,321,930	35,321,930	—	—
United Kingdom	61,477,164	61,477,164	—	—
United States	23,489,367	23,489,367	—	—
Short-Term Investments	12,271,947	12,271,947	—	—
Total Investments	$ 351,464,059	$ 351,464,059	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 96.8%
Brazil — 4.0%
Magazine Luiza S.A.	362,290	$ 469,611
Notre Dame Intermedica Participacoes S.A.	130,586	1,414,877
Raia Drogasil S.A.	295,646	1,289,802
TOTVS S.A.	219,201	1,127,094
WEG S.A.	154,610	915,447
		5,216,831
China — 26.8%
Alibaba Group Holding Ltd.*	124,621	1,900,268
Baozun, Inc., ADR*	19,915	276,819
Chacha Food Co., Ltd., Class A	244,199	2,351,048
China Tourism Group Duty Free Corp. Ltd., Class A	51,712	1,780,246
ENN Energy Holdings Ltd.	122,499	2,306,218
Foshan Haitian Flavouring & Food Co., Ltd., Class A	85,740	1,414,034
JD.com, Inc., ADR*	20,385	1,428,377
JD.com, Inc., Class A*	136,010	4,779,288
Midea Group Co., Ltd., Class A	121,339	1,405,232
NetEase, Inc.	8,533	172,355
NetEase, Inc., ADR	10,439	1,062,482
Shanghai International Airport Co., Ltd., Class A*	78,652	576,190
Shanghai M&G Stationery, Inc., Class A	240,292	2,432,196
Shenzhen Inovance Technology Co., Ltd., Class A	161,797	1,741,513
Shenzhou International Group Holdings Ltd.	130,547	2,509,634
Tencent Holdings Ltd.	33,148	1,941,893
Toly Bread Co., Ltd., Class A	437,290	1,948,589
Wuliangye Yibin Co., Ltd., Class A	47,538	1,660,792
Yum China Holdings, Inc.	16,273	811,046
Yum China Holdings, Inc.	50,475	2,476,641
		34,974,861
Hong Kong — 4.2%
Budweiser Brewing Co., APAC, Ltd.	664,743	1,743,367
Hong Kong Exchanges & Clearing Ltd.	21,922	1,280,310
Techtronic Industries Co., Ltd.	125,146	2,490,867
		5,514,544
India — 20.6%
Eicher Motors Ltd.	71,766	2,502,303
HCL Technologies Ltd.	339,536	6,025,130
Hindustan Unilever Ltd.	131,427	4,172,795
Housing Development Finance Corp. Ltd.	75,300	2,620,004
Kotak Mahindra Bank Ltd.	111,133	2,685,199
Power Grid Corp. of India Ltd.	792,987	2,180,468
Reliance Industries Ltd.	40,028	1,275,193
Tata Consultancy Services Ltd.	80,914	4,069,176
Voltas Ltd.	83,371	1,367,335
		26,897,603
	Number of Shares	Value†

Indonesia — 6.8%
Avia Avian Tbk PT*	17,811,488	$ 1,155,981
Bank Central Asia Tbk PT	4,562,641	2,336,943
Bank Rakyat Indonesia Persero Tbk PT	11,590,985	3,342,498
Telekom Indonesia Persero Tbk PT	7,269,415	2,060,581
		8,896,003
Mexico — 5.3%
Fomento Economico Mexicano S.A.B. de C.V., ADR	20,433	1,587,848
Wal-Mart de Mexico S.A.B. de C.V.	1,419,710	5,284,867
		6,872,715
South Korea — 12.5%
LG Household & Health Care Ltd.*	1,658	1,530,032
NAVER Corp.*	15,293	4,869,317
Samsung Electronics Co., Ltd.	53,718	3,538,271
SK Hynix, Inc.*	57,584	6,345,745
		16,283,365
Taiwan — 13.6%
Accton Technology Corp.	189,960	1,785,145
President Chain Store Corp.	193,510	1,912,928
Realtek Semiconductor Corp.	39,212	822,025
Taiwan Semiconductor Manufacturing Co., Ltd.	516,811	11,488,010
Win Semiconductors Corp.	135,369	1,832,352
		17,840,460
Thailand — 0.6%
Airports of Thailand PCL*	437,632	798,374
United Kingdom — 2.4%
Unilever PLC	58,857	3,153,094
TOTAL COMMON STOCKS (Cost $114,802,229)		126,447,850

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,728,222)	2,728,222	2,728,222
TOTAL INVESTMENTS — 98.9% (Cost $117,530,451)		$ 129,176,072
Other Assets & Liabilities — 1.1%		1,461,173
TOTAL NET ASSETS — 100.0%		$ 130,637,245

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PCL— Public Company Limited.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Emerging Markets Equity Fund
Country Weightings as of 12/31/2021††
China	28%
India	21
Taiwan	14
South Korea	13
Indonesia	7
Mexico	5
Hong Kong	4
Other	8
Total	100%
††	% of total investments as of December 31, 2021.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	2.0%	$ 2,509,634
Auto Manufacturers	2.0%	2,502,303
Banks	6.6%	8,364,640
Beverages	4.0%	4,992,007
Building Materials	1.1%	1,367,335
Chemicals	0.9%	1,155,981
Computers	3.2%	4,069,176
Cosmetics & Personal Care	3.7%	4,683,126
Diversified Financial Services	3.1%	3,900,314
Electric	1.7%	2,180,468
Electronics	1.4%	1,741,513
Engineering & Construction	1.1%	1,374,564
Food	4.5%	5,713,671
Gas	1.8%	2,306,218
Hand & Machine Tools	2.0%	2,490,867
Healthcare Services	1.1%	1,414,877
Home Furnishings	1.1%	1,405,232
Household Products & Wares	3.3%	4,172,795
Internet	12.0%	15,195,962
Machinery — Diversified	0.7%	915,447
Oil & Gas	1.0%	1,275,193
Retail	13.0%	16,457,337
Semiconductors	19.0%	24,026,403
Software	6.6%	8,387,061
Telecommunications	3.1%	3,845,726
	100.0%	$126,447,850
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Brazil	$ 5,216,831	$ 5,216,831	$ —	$—
China	34,974,861	34,974,861	—	—
Hong Kong	5,514,544	5,514,544	—	—
India	26,897,603	26,897,603	—	—
Indonesia	8,896,003	8,896,003	—	—
Mexico	6,872,715	6,872,715	—	—
South Korea	16,283,365	16,283,365	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Taiwan	$ 17,840,460	$ 17,840,460	$ —	$—
Thailand	798,374	—	798,374	—
United Kingdom	3,153,094	3,153,094	—	—
Total Common Stocks	$ 126,447,850	$ 125,649,476	$ 798,374	$ —
Short-Term Investments	2,728,222	2,728,222	—	—
Total Investments	$ 129,176,072	$ 128,377,698	$ 798,374	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 3.8%
Entertainment — 0.5%
Caesars Entertainment, Inc.*	7,001	$ 654,803
Lodging — 0.8%
Boyd Gaming Corp.*	17,233	1,129,968
Real Estate — 2.5%
Jones Lang LaSalle, Inc.*	13,302	3,582,761
TOTAL COMMON STOCKS (Cost $2,634,499)		5,367,532

REAL ESTATE INVESTMENT TRUSTS — 97.8%
Apartments — 15.1%
Apartment Income REIT Corp.	65,585	3,585,532
Equity Residential	15,232	1,378,496
Essex Property Trust, Inc.	14,082	4,960,103
Invitation Homes, Inc.	115,536	5,238,402
UDR, Inc.	98,402	5,903,136
		21,065,669
Diversified — 32.9%
American Tower Corp.	36,136	10,569,780
Crown Castle International Corp.	21,374	4,461,609
CyrusOne, Inc.	7,713	692,010
Digital Realty Trust, Inc.	35,655	6,306,300
Duke Realty Corp.	138,477	9,089,630
Equinix, Inc.	4,186	3,540,686
SBA Communications Corp.	13,826	5,378,591
VICI Properties, Inc.	67,934	2,045,493
Weyerhaeuser Co.	98,286	4,047,417
		46,131,516
Healthcare — 12.2%
Healthcare Trust of America, Inc., Class A	62,295	2,080,030
Healthpeak Properties, Inc.	183,737	6,631,068
Ventas, Inc.	26,355	1,347,268
Welltower, Inc.	81,989	7,032,197
		17,090,563
Hotels & Resorts — 2.9%
Host Hotels & Resorts, Inc.*	197,632	3,436,820
Park Hotels & Resorts, Inc.*	35,393	668,220
		4,105,040
Industrial — 4.9%
Americold Realty Trust	82,642	2,709,831
Prologis, Inc.	24,430	4,113,035
		6,822,866
Manufactured Homes — 2.2%
Sun Communities, Inc.	14,944	3,137,792
Office Property — 1.9%
Highwoods Properties, Inc.	59,391	2,648,245
Regional Malls — 6.6%
Simon Property Group, Inc.	57,765	9,229,114
	Number of Shares	Value†

Single Tenant — 4.9%
Realty Income Corp.	75,929	$ 5,435,757
Spirit Realty Capital, Inc.	29,874	1,439,628
		6,875,385
Storage & Warehousing — 10.5%
Extra Space Storage, Inc.	13,095	2,969,029
Public Storage	31,201	11,686,647
		14,655,676
Strip Centers — 3.7%
Federal Realty Investment Trust	11,915	1,624,253
Kimco Realty Corp.	104,569	2,577,626
SITE Centers Corp.	61,849	979,069
		5,180,948
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $97,635,837)		136,942,814

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $853,013)	853,013	853,013
TOTAL INVESTMENTS — 102.2% (Cost $101,123,349)		$ 143,163,359
Other Assets & Liabilities — (2.2)%		(3,102,544)
TOTAL NET ASSETS — 100.0%		$ 140,060,815

†	See Security Valuation Note.
*	Non-income producing security.
REIT— Real Estate Investment Trust.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Real Estate Securities Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 5,367,532	$ 5,367,532	$—	$—
Real Estate Investment Trusts	136,942,814	136,942,814	—	—
Short-Term Investments	853,013	853,013	—	—
Total Investments	$ 143,163,359	$ 143,163,359	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 61.6%
Penn Series Flexibly Managed Fund*	45,661	$ 4,165,160
Penn Series Index 500 Fund*	252,372	10,460,839
Penn Series Large Cap Growth Fund*	54,872	2,110,377
Penn Series Large Cap Value Fund*	133,143	5,642,609
Penn Series Large Core Value Fund*	195,463	5,639,110
Penn Series Large Growth Stock Fund*	8,282	688,346
Penn Series Mid Cap Growth Fund*	30,753	1,406,625
Penn Series Mid Cap Value Fund*	51,134	1,414,876
Penn Series Mid Core Value Fund*	105,196	3,545,116
Penn Series Real Estate Securities Fund*	57,375	2,159,022
Penn Series Small Cap Growth Fund*	20,632	1,405,228
Penn Series Small Cap Index Fund*	61,446	2,114,988
Penn Series SMID Cap Growth Fund*	24,797	1,399,268
Penn Series SMID Cap Value Fund*	36,055	1,406,866
TOTAL AFFILIATED EQUITY FUNDS (Cost $29,850,480)		43,558,430

AFFILIATED FIXED INCOME FUNDS — 7.8%
Penn Series High Yield Bond Fund*	123,390	2,077,891
Penn Series Limited Maturity Bond Fund*	257,631	3,447,096
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,108,601)		5,524,987

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.9%
Penn Series Developed International Index Fund*	478,466	8,430,576
Penn Series Emerging Markets Equity Fund*	296,086	4,168,887
Penn Series International Equity Fund*	194,045	8,497,242
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $15,951,525)		21,096,705

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $307,239)	307,239	307,239
TOTAL INVESTMENTS — 99.8% (Cost $51,217,845)		$ 70,487,361
Other Assets & Liabilities — 0.2%		169,338
TOTAL NET ASSETS — 100.0%		$ 70,656,699

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$43,558,430	$43,558,430	$—	$—
Affiliated Fixed Income Funds	5,524,987	5,524,987	—	—
Affiliated International Equity Funds	21,096,705	21,096,705	—	—
Short-Term Investments	307,239	307,239	—	—
Total Investments	$ 70,487,361	$ 70,487,361	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.9%
Penn Series Flexibly Managed Fund*	159,914	$ 14,587,377
Penn Series Index 500 Fund*	765,971	31,749,501
Penn Series Large Cap Growth Fund*	192,161	7,390,520
Penn Series Large Cap Value Fund*	466,271	19,760,562
Penn Series Large Core Value Fund*	684,523	19,748,491
Penn Series Large Growth Stock Fund*	29,005	2,410,629
Penn Series Mid Cap Growth Fund*	107,691	4,925,785
Penn Series Mid Cap Value Fund*	89,533	2,477,391
Penn Series Mid Core Value Fund*	368,395	12,414,906
Penn Series Real Estate Securities Fund*	200,916	7,560,457
Penn Series Small Cap Growth Fund*	36,125	2,460,462
Penn Series Small Cap Index Fund*	286,901	9,875,121
Penn Series SMID Cap Growth Fund*	43,418	2,450,063
Penn Series SMID Cap Value Fund*	126,260	4,926,657
TOTAL AFFILIATED EQUITY FUNDS (Cost $90,459,840)		142,737,922

AFFILIATED FIXED INCOME FUNDS — 17.6%
Penn Series High Yield Bond Fund*	432,159	7,277,548
Penn Series Limited Maturity Bond Fund*	1,804,677	24,146,584
Penn Series Quality Bond Fund*	700,597	12,078,290
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $39,558,465)		43,502,422

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.0%
Penn Series Developed International Index Fund*	1,256,722	22,143,448
Penn Series Emerging Markets Equity Fund*	864,177	12,167,611
Penn Series International Equity Fund*	566,284	24,797,590
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $42,080,347)		59,108,649

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,182,388)	1,182,388	1,182,388
TOTAL INVESTMENTS — 100.0% (Cost $173,281,040)		$ 246,531,381
Other Assets & Liabilities — (0.0)%		(58,478)
TOTAL NET ASSETS — 100.0%		$ 246,472,903

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$142,737,922	$142,737,922	$—	$—
Affiliated Fixed Income Funds	43,502,422	43,502,422	—	—
Affiliated International Equity Funds	59,108,649	59,108,649	—	—
Short-Term Investments	1,182,388	1,182,388	—	—
Total Investments	$ 246,531,381	$ 246,531,381	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.1%
Penn Series Flexibly Managed Fund*	187,844	$ 17,135,094
Penn Series Index 500 Fund*	830,550	34,426,314
Penn Series Large Cap Growth Fund*	150,486	5,787,708
Penn Series Large Cap Value Fund*	342,325	14,507,719
Penn Series Large Core Value Fund*	502,560	14,498,853
Penn Series Large Growth Stock Fund*	34,072	2,831,694
Penn Series Mid Cap Growth Fund*	126,508	5,786,485
Penn Series Mid Core Value Fund*	432,752	14,583,756
Penn Series Real Estate Securities Fund*	157,349	5,921,055
Penn Series Small Cap Index Fund*	252,776	8,700,554
Penn Series SMID Cap Growth Fund*	51,004	2,878,159
Penn Series SMID Cap Value Fund*	74,159	2,893,667
TOTAL AFFILIATED EQUITY FUNDS (Cost $80,155,664)		129,951,058

AFFILIATED FIXED INCOME FUNDS — 37.4%
Penn Series High Yield Bond Fund*	676,846	11,398,091
Penn Series Limited Maturity Bond Fund*	2,967,778	39,708,871
Penn Series Quality Bond Fund*	3,291,777	56,750,229
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $95,367,897)		107,857,191

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.1%
Penn Series Developed International Index Fund*	820,144	14,450,945
Penn Series Emerging Markets Equity Fund*	1,015,110	14,292,746
Penn Series International Equity Fund*	465,653	20,390,937
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $34,482,539)		49,134,628

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $575,495)	575,495	575,495
TOTAL INVESTMENTS — 99.8% (Cost $210,581,595)		$ 287,518,372
Other Assets & Liabilities — 0.2%		542,742
TOTAL NET ASSETS — 100.0%		$ 288,061,114

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$129,951,058	$129,951,058	$—	$—
Affiliated Fixed Income Funds	107,857,191	107,857,191	—	—
Affiliated International Equity Funds	49,134,628	49,134,628	—	—
Short-Term Investments	575,495	575,495	—	—
Total Investments	$ 287,518,372	$ 287,518,372	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 33.1%
Penn Series Flexibly Managed Fund*	86,680	$ 7,906,973
Penn Series Index 500 Fund*	143,720	5,957,187
Penn Series Large Cap Growth Fund*	52,080	2,002,998
Penn Series Large Cap Value Fund*	118,471	5,020,806
Penn Series Large Core Value Fund*	173,925	5,017,732
Penn Series Mid Core Value Fund*	89,859	3,028,250
Penn Series Real Estate Securities Fund*	54,454	2,049,087
Penn Series Small Cap Index Fund*	29,159	1,003,663
Penn Series SMID Cap Value Fund*	25,665	1,001,429
TOTAL AFFILIATED EQUITY FUNDS (Cost $21,874,249)		32,988,125

AFFILIATED FIXED INCOME FUNDS — 56.1%
Penn Series High Yield Bond Fund*	292,810	4,930,926
Penn Series Limited Maturity Bond Fund*	1,687,411	22,577,566
Penn Series Quality Bond Fund*	1,651,916	28,479,024
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $50,895,761)		55,987,516

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	170,300	3,000,693
Penn Series Emerging Markets Equity Fund*	140,523	1,978,565
Penn Series International Equity Fund*	115,108	5,040,580
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,627,816)		10,019,838

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $771,067)	771,067	771,067
TOTAL INVESTMENTS — 100.0% (Cost $81,168,893)		$ 99,766,546
Other Assets & Liabilities — 0.0%		8,215
TOTAL NET ASSETS — 100.0%		$ 99,774,761

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 32,988,125	$ 32,988,125	$—	$—
Affiliated Fixed Income Funds	55,987,516	55,987,516	—	—
Affiliated International Equity Funds	10,019,838	10,019,838	—	—
Short-Term Investments	771,067	771,067	—	—
Total Investments	$ 99,766,546	$ 99,766,546	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2021
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.9%
Penn Series Flexibly Managed Fund*	51,202	$ 4,670,678
Penn Series Index 500 Fund*	56,608	2,346,382
Penn Series Large Cap Value Fund*	28,001	1,186,693
Penn Series Large Core Value Fund*	61,660	1,778,879
Penn Series Mid Core Value Fund*	35,401	1,193,024
Penn Series Real Estate Securities Fund*	16,091	605,498
TOTAL AFFILIATED EQUITY FUNDS (Cost $8,319,353)		11,781,154

AFFILIATED FIXED INCOME FUNDS — 75.5%
Penn Series High Yield Bond Fund*	172,956	2,912,574
Penn Series Limited Maturity Bond Fund*	1,429,877	19,131,755
Penn Series Quality Bond Fund*	1,312,020	22,619,234
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,840,240)		44,663,563

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	67,081	1,181,954
Penn Series International Equity Fund*	13,603	595,678
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,369,736)		1,777,632

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $916,599)	916,599	916,599
TOTAL INVESTMENTS — 99.9% (Cost $52,445,928)		$ 59,138,948
Other Assets & Liabilities — 0.1%		48,859
TOTAL NET ASSETS — 100.0%		$ 59,187,807

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 11,781,154	$ 11,781,154	$—	$—
Affiliated Fixed Income Funds	44,663,563	44,663,563	—	—
Affiliated International Equity Funds	1,777,632	1,777,632	—	—
Short-Term Investments	916,599	916,599	—	—
Total Investments	$ 59,138,948	$ 59,138,948	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 161,778,990	$ 257,890,743	$ 467,620,730	$ 165,526,203
Cash	—	—	—	344,394
Initial margin held by broker for open futures	—	162,275	916,691	—
Foreign currency at value	—	—	—	116,461
Interest and dividends receivable	407,709	1,148,046	2,391,588	2,091,147
Receivable for investment securities sold	—	—	—	3,219
Receivable for capital stock sold	—	1,075,417	3,735,801	1,519,430
Futures variation margin receivable	—	14,547	252,720	—
Other assets	136,023	6,337	11,326	4,004
Total Assets	162,322,722	260,297,365	474,928,856	169,604,858
LIABILITIES:
Payable for investment securities purchased	—	—	2,338,077	—
Payable for capital stock redeemed	—	94,039	146,725	28,533
Payable to investment adviser (See Note 3)	46,440	100,503	176,847	65,452
Payable to the administrator (See Note 3)	12,619	19,855	35,749	12,721
Other liabilities	62,145	98,557	165,086	66,714
Total Liabilities	121,204	312,954	2,862,484	173,420
NET ASSETS	$162,201,518	$259,984,411	$472,066,372	$169,431,438
Investments at cost	$ 161,778,990	$ 260,915,099	$ 461,108,225	$ 161,449,459
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 162,195,680	$ 263,153,539	$ 465,553,865	$ 165,397,629
Total distributable earnings (loss)	5,838	(3,169,128)	6,512,507	4,033,809
NET ASSETS	$162,201,518	$259,984,411	$472,066,372	$169,431,438

Shares outstanding, $0.10 par value, 500 million shares authorized	162,183,160
Shares outstanding, $0.10 par value, 250 million shares authorized			27,382,484	10,060,029
Shares outstanding, $0.0001 par value, 250 million shares authorized		19,429,173
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 13.38	$ 17.24	$ 16.84

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 92,672,781	$ —	$ —
Investments of unaffiliated issuers at value	5,629,390,019	287,975	428,619,139	79,585,204
Cash	238,635	—	—	500
Foreign currency at value	72,984	—	—	—
Interest and dividends receivable	7,597,541	—	22,921	36,387
Tax reclaims receivable	138,754	—	6,384	31,310
Receivable for investment securities sold	5,338,932	58,916	—	—
Receivable for capital stock sold	—	—	512,093	—
Other assets	125,900	2,116	10,283	1,792
Total Assets	5,642,902,765	93,021,788	429,170,820	79,655,193
LIABILITIES:
Written options at value	98,318,051	—	—	—
Payable for investment securities purchased	49,091,478	—	122	—
Payable for capital stock redeemed	2,592,973	231,572	9,762	561,485
Payable to investment adviser (See Note 3)	3,140,643	—	255,084	36,399
Payable to the administrator (See Note 3)	410,558	6,947	32,878	5,818
Other liabilities	1,684,298	30,360	185,570	35,357
Total Liabilities	155,238,001	268,879	483,416	639,059
NET ASSETS	$5,487,664,764	$92,752,909	$428,687,404	$79,016,134
Investments of affiliated issuers at cost	$ —	$ 55,666,607	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,537,967,096	$ 287,975	$ 234,194,816	$ 45,315,439
Written options, premiums received	$ (46,566,808)	$ —	$ —	$ —
Foreign currency at cost	$ 72,643	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,456,002,255	$ 55,877,784	$ 235,230,565	$ 44,777,171
Total distributable earnings (loss)	1,031,662,509	36,875,125	193,456,839	34,238,963
NET ASSETS	$5,487,664,764	$92,752,909	$428,687,404	$79,016,134

Shares outstanding, $0.10 par value, 250 million shares authorized	60,159,618		5,158,188
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,937,981		2,054,292
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 91.22	$ 31.57	$ 83.11	$ 38.46

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 202,894,566	$ 203,570,627	$ 190,145,976	$ 703,732,210
Cash	—	39,207	—	—
Initial margin held by broker for open futures	—	—	—	367,997
Foreign currency at value	1,590	—	—	—
Interest and dividends receivable	141	171,211	296,088	417,956
Tax reclaims receivable	14,418	—	31,510	—
Receivable for investment securities sold	166,101	—	—	—
Receivable for capital stock sold	2,602,022	—	—	—
Other assets	5,485	4,628	4,322	15,430
Total Assets	205,684,323	203,785,673	190,477,896	704,533,593
LIABILITIES:
Payable for capital stock redeemed	69	987,509	1,154,050	5,429,833
Futures variation margin payable	—	—	—	22,000
Payable to investment adviser (See Note 3)	104,929	112,298	105,289	73,862
Payable to the administrator (See Note 3)	16,852	15,147	14,170	51,213
Other liabilities	83,204	74,587	68,807	234,590
Total Liabilities	205,054	1,189,541	1,342,316	5,811,498
NET ASSETS	$205,479,269	$202,596,132	$189,135,580	$698,722,095
Investments at cost	$ 175,063,984	$ 160,484,084	$ 155,352,779	$ 294,865,939
Foreign currency at cost	$ 1,592	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 179,196,865	$ 160,214,105	$ 156,494,713	$ 297,181,423
Total distributable earnings (loss)	26,282,404	42,382,027	32,640,867	401,540,672
NET ASSETS	$205,479,269	$202,596,132	$189,135,580	$698,722,095

Shares outstanding, $0.10 par value, 250 million shares authorized		4,780,090
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,273,571		6,555,358	16,857,368
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 48.08	$ 42.38	$ 28.85	$ 41.45

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 210,549,772	$ 104,886,961	$ 94,675,406	$ 102,430,062
Cash	—	—	500	—
Foreign currency at value	—	—	3	—
Interest and dividends receivable	29,039	143,924	188,357	8,134
Tax reclaims receivable	—	—	26,633	—
Receivable for investment securities sold	—	—	144,239	850,976
Receivable for capital stock sold	55,993	—	—	612,956
Unrealized appreciation of forward foreign currency contracts	—	—	10,149	—
Other assets	4,921	2,341	2,369	2,486
Total Assets	210,639,725	105,033,226	95,047,656	103,904,614
LIABILITIES:
Written options at value	315,649	—	—	—
Payable for investment securities purchased	—	316,175	—	—
Payable for capital stock redeemed	60,890	542,683	316,413	8,270
Payable to investment adviser (See Note 3)	122,206	47,557	57,398	64,696
Payable to the administrator (See Note 3)	15,873	7,734	7,684	7,983
Unrealized depreciation of forward foreign currency contracts	—	—	78,823	—
Other liabilities	78,490	42,689	50,380	43,826
Total Liabilities	593,108	956,838	510,698	124,775
NET ASSETS	$210,046,617	$104,076,388	$94,536,958	$103,779,839
Investments at cost	$ 117,271,047	$ 82,433,092	$ 80,484,481	$ 83,933,962
Written options, premiums received	$ (185,809)	$ —	$ —	$ —
Foreign currency at cost	$ —	$ —	$ 3	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 117,434,384	$ 88,080,725	$ 81,668,913	$ 85,362,197
Total distributable earnings (loss)	92,612,233	15,995,663	12,868,045	18,417,642
NET ASSETS	$210,046,617	$104,076,388	$94,536,958	$103,779,839

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,592,197	3,760,718	2,804,860	1,839,094
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 45.74	$ 27.67	$ 33.70	$ 56.43

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 72,276,495	$ 139,967,473	$199,963,804	$ 98,146,275
Initial margin held by broker for open futures	—	—	—	83,957
Foreign currency at value	—	1,921	—	—
Interest and dividends receivable	64,703	27,255	257,828	76,398
Tax reclaims receivable	—	8,069	685	—
Receivable for investment securities sold	47,607	—	—	17,600
Receivable for capital stock sold	—	357,839	—	624,452
Other assets	1,580	3,300	4,399	2,224
Total Assets	72,390,385	140,365,857	200,226,716	98,950,906
LIABILITIES:
Payable for investment securities purchased	237,476	121	10,127	—
Payable for capital stock redeemed	251,445	2,378	820,700	22,304
Futures variation margin payable	—	—	—	2,870
Payable to investment adviser (See Note 3)	50,533	84,966	119,106	24,563
Payable to the administrator (See Note 3)	5,377	10,672	15,026	7,532
Other liabilities	35,172	57,284	89,143	66,567
Total Liabilities	580,003	155,421	1,054,102	123,836
NET ASSETS	$ 71,810,382	$140,210,436	$ 199,172,614	$98,827,070
Investments at cost	$ 56,115,124	$ 82,644,443	$ 167,438,481	$ 80,556,973
Foreign currency at cost	$ —	$ 2,006	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$56,604,802	$ 83,050,188	$ 168,435,766	$ 81,609,189
Total distributable earnings (loss)	15,205,580	57,160,248	30,736,848	17,217,881
NET ASSETS	$ 71,810,382	$140,210,436	$ 199,172,614	$98,827,070

Shares outstanding, $0.10 par value, 500 million shares authorized	1,840,259		3,907,740
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,058,554		2,871,600
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 39.02	$ 68.11	$ 50.97	$ 34.42

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 112,895,219	$ 351,464,059	$ 129,176,072	$ 143,163,359
Initial margin held by broker for open futures	213,842	—	—	—
Foreign currency at value	241,043	—	285,428	—
Interest and dividends receivable	82,755	156,891	191,609	259,077
Tax reclaims receivable	546,842	1,227,638	65,333	—
Receivable for investment securities sold	16,656	—	505,683	—
Receivable for capital stock sold	334,392	997,563	1,559,258	—
Other assets	2,691	8,668	3,052	3,160
Total Assets	114,333,440	353,854,819	131,786,435	143,425,596
LIABILITIES:
Cash overdraft	—	—	1	—
Foreign currency overdraft	—	6	—	—
Payable for investment securities purchased	2,737	—	302,591	—
Payable for capital stock redeemed	45,186	57,569	37,545	3,219,247
Futures variation margin payable	2,080	—	—	—
Payable to investment adviser (See Note 3)	28,215	221,566	94,539	82,042
Payable to the administrator (See Note 3)	8,452	26,092	9,857	10,278
Deferred Indian capital gains tax	—	385,196	587,612	—
Other liabilities	88,742	159,708	117,045	53,214
Total Liabilities	175,412	850,137	1,149,190	3,364,781
NET ASSETS	$114,158,028	$353,004,682	$130,637,245	$140,060,815
Investments at cost	$ 75,544,917	$ 296,005,560	$ 117,530,451	$ 101,123,349
Foreign currency at cost	$ 238,865	$ —	$ 285,751	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 78,880,577	$ 298,225,014	$ 119,836,153	$ 98,593,724
Total distributable earnings (loss)	35,277,451	54,779,668	10,801,092	41,467,091
NET ASSETS	$114,158,028	$353,004,682	$130,637,245	$140,060,815

Shares outstanding, $0.10 par value, 250 million shares authorized		8,060,916
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,478,008		9,276,393	3,721,884
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.62	$ 43.79	$ 14.08	$ 37.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 70,180,122	$ 245,348,993	$ 286,942,877	$ 98,995,479
Investments of unaffiliated issuers at value	307,239	1,182,388	575,495	771,067
Interest and dividends receivable	—	2	1	4
Receivable for investment securities sold	99,230	39,128	589,413	7,843
Receivable for capital stock sold	105,367	15,192	85,406	54,120
Other assets	1,639	5,760	6,841	2,254
Total Assets	70,693,597	246,591,463	288,200,033	99,830,767
LIABILITIES:
Payable for capital stock redeemed	1	3	—	6,394
Payable to investment adviser (See Note 3)	7,095	24,328	28,388	10,119
Payable to the administrator (See Note 3)	5,299	18,452	21,739	7,402
Other liabilities	24,503	75,777	88,792	32,091
Total Liabilities	36,898	118,560	138,919	56,006
NET ASSETS	$70,656,699	$246,472,903	$288,061,114	$99,774,761
Investments of affiliated issuers at cost	$ 50,910,606	$ 172,098,652	$ 210,006,100	$ 80,397,826
Investments of unaffiliated issuers at cost	$ 307,239	$ 1,182,388	$ 575,495	$ 771,067
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 51,419,891	$ 173,343,422	$ 211,213,192	$ 81,219,145
Total distributable earnings (loss)	19,236,808	73,129,481	76,847,922	18,555,616
NET ASSETS	$70,656,699	$246,472,903	$288,061,114	$99,774,761

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,594,977	8,853,451	12,058,869	4,837,592
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 27.23	$ 27.84	$ 23.89	$ 20.62

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2021

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 58,222,349
Investments of unaffiliated issuers at value	916,599
Cash	42
Interest and dividends receivable	1
Receivable for investment securities sold	2,554
Receivable for capital stock sold	76,856
Other assets	1,435
Total Assets	59,219,836
LIABILITIES:
Payable for capital stock redeemed	1
Payable to investment adviser (See Note 3)	6,140
Payable to the administrator (See Note 3)	4,585
Other liabilities	21,303
Total Liabilities	32,029
NET ASSETS	$59,187,807
Investments of affiliated issuers at cost	$ 51,529,329
Investments of unaffiliated issuers at cost	$ 916,599
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 52,514,300
Total distributable earnings (loss)	6,673,507
NET ASSETS	$59,187,807

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,410,594
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.35
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 6,168	$ 2,070	$ 255,259	$ 36,679
Interest	66,720	5,584,689	12,394,226	8,134,097
Foreign taxes withheld	—	(2,651)	—	—
Total Investment Income	72,888	5,584,108	12,649,485	8,170,776
EXPENSES:
Investment advisory fees (See Note 3)	551,705	1,180,077	2,105,560	773,207
Shareholder servicing fees (See Note 3)	150,465	233,198	427,620	151,280
Administration fees (See Note 3)	50,155	77,733	142,540	50,427
Accounting fees (See Note 3)	103,592	149,554	222,540	104,044
Directors’ fees and expenses	8,646	13,580	24,956	8,748
Custodian fees and expenses	12,093	18,524	33,778	12,186
Pricing fees	8,972	23,130	27,203	22,582
Professional fees	13,297	21,933	40,187	14,245
Printing fees	9,283	13,648	23,957	9,352
Other expenses	38,477	59,994	81,947	49,491
Total Expenses	946,685	1,791,371	3,130,288	1,195,562
Less: Waivers and reimbursement from administrator (See Note 3)	(338,808)	—	—	—
Less: Waivers and reimbursement from advisor (See Note 3)	(551,705)	—	—	—
Net Expenses	56,172	1,791,371	3,130,288	1,195,562
Net Investment Income (Loss)	16,716	3,792,737	9,519,197	6,975,214
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,714	401,176	4,924,334	6,054,606
Futures contracts	—	(628,258)	(3,608,055)	464,892
Net realized gain (loss)	2,714	(227,082)	1,316,279	6,519,498
Net change in unrealized appreciation (depreciation) of:
Investments	—	(2,462,631)	(14,363,297)	(5,170,049)
Futures contracts	—	(50,051)	164,822	13,246
Foreign currencies	—	—	—	947
Net change in unrealized appreciation (depreciation)	—	(2,512,682)	(14,198,475)	(5,155,856)
Net Realized and Unrealized Gain (Loss)	2,714	(2,739,764)	(12,882,196)	1,363,642
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 19,430	$ 1,052,973	$ (3,362,999)	$ 8,338,856

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 42,972,665	$ —	$ 1,395,715	$ 676,342
Interest	44,127,362	—	—	—
Foreign taxes withheld	(84,586)	—	(18,809)	(7,939)
Total Investment Income	87,015,441	—	1,376,906	668,403
EXPENSES:
Investment advisory fees (See Note 3)	35,694,020	—	2,993,996	408,974
Shareholder servicing fees (See Note 3)	4,703,298	80,182	383,029	66,923
Administration fees (See Note 3)	1,567,766	26,727	127,676	22,308
Accounting fees (See Note 3)	1,185,177	12,000	207,676	52,051
Directors’ fees and expenses	269,565	4,593	22,001	3,824
Custodian fees and expenses	369,091	6,246	31,933	6,203
Pricing fees	17,528	3,279	8,799	5,655
Professional fees	472,133	7,085	70,958	7,034
Printing fees	254,681	5,607	22,046	4,933
Other expenses	680,412	25,290	103,166	53,975
Total Expenses	45,213,671	171,009	3,971,280	631,880
Net Investment Income (Loss)	41,801,770	(171,009)	(2,594,374)	36,523
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	9,391,510	—	—
Unaffiliated investments	605,539,020	—	59,905,867	8,403,981
Written options	7,234,302	—	—	—
Foreign currencies	(43,674)	—	(4,705)	(550)
Forward foreign currency contracts	—	—	128	—
Net realized gain (loss)	612,729,648	9,391,510	59,901,290	8,403,431
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	3,806,283	—	—
Unaffiliated Investments	243,318,962	—	7,107,707	8,731,882
Written options	(25,206,896)	—	—	—
Foreign currencies	13,045	—	(187)	(987)
Net change in unrealized appreciation (depreciation)	218,125,111	3,806,283	7,107,520	8,730,895
Net Realized and Unrealized Gain (Loss)	830,854,759	13,197,793	67,008,810	17,134,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 872,656,529	$13,026,784	$64,414,436	$17,170,849

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 283,921	$ 3,388,851	$ 4,063,131	$ 8,930,680
Foreign taxes withheld	(5,900)	(51,896)	(16,433)	(1,213)
Total Investment Income	278,021	3,336,955	4,046,698	8,929,467
EXPENSES:
Investment advisory fees (See Note 3)	1,358,155	1,303,007	1,260,322	822,906
Shareholder servicing fees (See Note 3)	203,723	176,262	170,352	583,430
Administration fees (See Note 3)	67,908	58,754	56,784	194,477
Accounting fees (See Note 3)	133,180	117,924	114,640	269,612
Directors’ fees and expenses	11,882	10,064	9,748	33,207
Custodian fees and expenses	17,096	13,893	13,487	46,127
Pricing fees	4,118	7,616	4,515	12,162
Professional fees	20,078	21,256	35,762	59,113
Printing fees	12,535	10,880	17,231	32,922
Other expenses	68,728	55,486	52,358	167,731
Total Expenses	1,897,403	1,775,142	1,735,199	2,221,687
Net Investment Income (Loss)	(1,619,382)	1,561,813	2,311,499	6,707,780
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,852,917	32,298,494	30,721,742	44,059,134
Futures contracts	—	—	—	1,641,098
Foreign currencies	81	—	—	—
Net realized gain (loss)	41,852,998	32,298,494	30,721,742	45,700,232
Net change in unrealized appreciation (depreciation) of:
Investments	(48,219,527)	13,408,379	8,290,741	108,593,912
Futures contracts	—	—	—	(78,623)
Foreign currencies	68	—	—	—
Net change in unrealized appreciation (depreciation)	(48,219,459)	13,408,379	8,290,741	108,515,289
Net Realized and Unrealized Gain (Loss)	(6,366,461)	45,706,873	39,012,483	154,215,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (7,985,843)	$47,268,686	$ 41,323,982	$160,923,301

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 690,861	$ 1,379,805	$ 2,304,800	$ 257,043
Foreign taxes withheld	—	(3,068)	(31,297)	—
Total Investment Income	690,861	1,376,737	2,273,503	257,043
EXPENSES:
Investment advisory fees (See Note 3)	1,435,700	557,481	696,900	764,295
Shareholder servicing fees (See Note 3)	184,590	91,224	90,900	91,715
Administration fees (See Note 3)	61,530	30,408	30,300	30,572
Accounting fees (See Note 3)	122,550	70,552	70,319	70,746
Directors’ fees and expenses	10,675	5,236	5,221	5,297
Custodian fees and expenses	14,713	7,194	9,385	7,342
Pricing fees	5,661	5,784	6,862	5,133
Professional fees	33,478	10,112	11,729	9,400
Printing fees	71,832	6,232	6,200	6,245
Other expenses	67,035	49,677	83,073	52,140
Total Expenses	2,007,764	833,900	1,010,889	1,042,885
Net Investment Income (Loss)	(1,316,903)	542,837	1,262,614	(785,842)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	35,332,331	14,042,856	17,033,543	17,862,730
Written options	177,984	—	—	—
Purchased options	(1,353,841)	—	—	—
Foreign currencies	—	—	(949)	—
Forward foreign currency contracts	—	—	358,813	—
Payment by affiliates	—	—	860	—
Net realized gain (loss)	34,156,474	14,042,856	17,392,267	17,862,730
Net change in unrealized appreciation (depreciation) of:
Investments	(1,512,627)	3,104,724	1,934,628	(9,805,272)
Written options	(230,184)	—	—	—
Purchased options	304,108	—	—	—
Foreign currencies	—	16	(535)	—
Forward foreign currency contracts	—	—	(19,996)	—
Net change in unrealized appreciation (depreciation)	(1,438,703)	3,104,740	1,914,097	(9,805,272)
Net Realized and Unrealized Gain (Loss)	32,717,771	17,147,596	19,306,364	8,057,458
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,400,868	$17,690,433	$20,568,978	$ 7,271,616

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 1,184,673	$ 530,208	$ 2,331,778	$ 934,267
Foreign taxes withheld	(880)	(2,796)	(2,386)	(1,606)
Total Investment Income	1,183,793	527,412	2,329,392	932,661
EXPENSES:
Investment advisory fees (See Note 3)	562,477	1,027,056	1,402,868	280,322
Shareholder servicing fees (See Note 3)	60,265	127,229	175,547	84,097
Administration fees (See Note 3)	20,089	42,410	58,516	28,032
Accounting fees (See Note 3)	46,873	90,682	117,526	65,346
Directors’ fees and expenses	3,386	7,379	10,008	4,789
Custodian fees and expenses	4,612	10,810	13,833	6,687
Pricing fees	5,001	7,478	8,499	34,174
Professional fees	6,374	13,247	17,461	13,115
Printing fees	4,570	8,137	10,735	5,968
Recaptured advisory fee (See Note 3)	—	—	—	90
Other expenses	59,447	62,045	102,835	127,830
Total Expenses	773,094	1,396,473	1,917,828	650,450
Net Investment Income (Loss)	410,699	(869,061)	411,564	282,211
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	11,185,789	21,339,645	47,543,690	12,394,096
Futures contracts	—	—	—	197,906
Foreign currencies	—	3	—	—
Forward foreign currency contracts	—	(26)	—	—
Net realized gain (loss)	11,185,789	21,339,622	47,543,690	12,592,002
Net change in unrealized appreciation (depreciation) of:
Investments	8,043,754	(8,563,330)	(1,680,539)	(2,635,395)
Futures contracts	—	—	—	(20,765)
Foreign currencies	—	(621)	—	—
Net change in unrealized appreciation (depreciation)	8,043,754	(8,563,951)	(1,680,539)	(2,656,160)
Net Realized and Unrealized Gain (Loss)	19,229,543	12,775,671	45,863,151	9,935,842
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,640,242	$11,906,610	$46,274,715	$10,218,053

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 3,168,520	$ 3,601,363	$ 2,141,032	$ 2,408,158
Foreign taxes withheld	(339,613)	(370,621)	(289,351)	—
Total Investment Income	2,828,907	3,230,742	1,851,681	2,408,158
EXPENSES:
Investment advisory fees (See Note 3)	337,691	2,633,936	1,219,521	915,876
Shareholder servicing fees (See Note 3)	101,307	311,419	126,157	117,755
Administration fees (See Note 3)	33,769	103,806	42,053	39,252
Accounting fees (See Note 3)	87,538	227,613	104,105	85,420
Directors’ fees and expenses	5,840	17,888	7,422	6,674
Custodian fees and expenses	27,880	100,083	66,577	9,187
Pricing fees	94,465	10,884	11,553	4,777
Professional fees	54,171	44,620	45,122	11,176
Printing fees	6,744	17,993	7,984	7,687
Other expenses	212,719	101,771	116,555	48,847
Total Expenses	962,124	3,570,013	1,747,049	1,246,651
Net Investment Income (Loss)	1,866,783	(339,271)	104,632	1,161,507
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,584,103	64,721,949	19,678,634	16,592,735
Futures contracts	309,134	—	—	—
Foreign currencies	(12,573)	(731,670)	(192,466)	—
Forward foreign currency contracts	1,716	—	—	—
Net realized gain (loss)	2,882,380	63,990,279	19,486,168	16,592,735
Net change in unrealized appreciation (depreciation) of:
Investments	6,568,065	(23,133,902)	(26,886,728)	28,759,376
Futures contracts	4,124	—	—	—
Foreign currencies	(32,866)	(49,494)	(4,208)	—
Net change in unrealized appreciation (depreciation)	6,539,323	(23,183,396)	(26,890,936)	28,759,376
Net Realized and Unrealized Gain (Loss)	9,421,703	40,806,883	(7,404,768)	45,352,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,288,486	$ 40,467,612	$ (7,300,136)	$46,513,618

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2021

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 92	$ 299	$ 186	$ 198
Total Investment Income	92	299	186	198
EXPENSES:
Investment advisory fees (See Note 3)	83,806	285,278	339,207	115,892
Shareholder servicing fees (See Note 3)	62,855	217,046	261,170	86,919
Administration fees (See Note 3)	20,952	72,349	87,057	28,973
Accounting fees (See Note 3)	12,000	24,116	29,019	12,000
Directors’ fees and expenses	3,645	12,468	15,091	5,006
Custodian fees and expenses	4,946	17,092	20,431	6,803
Pricing fees	3,278	3,279	3,278	3,279
Professional fees	5,527	19,140	22,762	7,587
Printing fees	4,671	13,035	15,249	5,921
Other expenses	27,660	42,593	47,571	26,535
Total Expenses	229,340	706,396	840,835	298,915
Net Investment Income (Loss)	(229,248)	(706,097)	(840,649)	(298,717)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	8,475,044	20,521,343	25,886,652	7,087,205
Net change in unrealized appreciation (depreciation) of affiliated investments	2,360,017	14,233,495	5,964,759	1,139,596
Net Realized and Unrealized Gain (Loss)	10,835,061	34,754,838	31,851,411	8,226,801
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,605,813	$ 34,048,741	$ 31,010,762	$7,928,084
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 191
Total Investment Income	191
EXPENSES:
Investment advisory fees (See Note 3)	72,985
Shareholder servicing fees (See Note 3)	54,739
Administration fees (See Note 3)	18,246
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	3,161
Custodian fees and expenses	4,312
Pricing fees	3,278
Professional fees	4,747
Printing fees	4,160
Other expenses	22,327
Total Expenses	199,955
Net Investment Income (Loss)	(199,764)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	3,989,908
Net change in unrealized appreciation (depreciation) of affiliated investments	(1,118,481)
Net Realized and Unrealized Gain (Loss)	2,871,427
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,671,663
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 16,716	$ 280,486	$ 3,792,737	$ 4,549,641
Net realized gain (loss)	2,714	—	(227,082)	4,071,621
Net change in unrealized appreciation (depreciation)	—	—	(2,512,682)	107,453
Net Increase (Decrease) in Net Assets Resulting from Operations	19,430	280,486	1,052,973	8,728,715
Distributions from:
Distributable earnings	(16,716)	(277,283)	—	—
Total Distributions	(16,716)	(277,283)	—	—
Capital Share Transactions (1):
Shares issued	135,442,747	151,898,109	54,991,956	59,690,500
Shares issued in lieu of cash distributions	16,716	280,485	—	—
Shares redeemed	(133,727,825)	(104,653,034)	(50,938,391)	(58,538,852)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,731,638	47,525,560	4,053,565	1,151,648
Total Increase (Decrease)	1,734,352	47,528,763	5,106,538	9,880,363
Net Assets:
Beginning of period	160,467,166	112,938,403	254,877,873	244,997,510
End of period	$ 162,201,518	$ 160,467,166	$ 259,984,411	$ 254,877,873
(1) Shares Issued and Redeemed:
Shares issued	135,442,747	151,898,109	4,107,612	4,573,900
Shares issued in lieu of cash distributions	16,716	280,485	—	—
Shares redeemed	(133,727,825)	(104,653,034)	(3,805,410)	(4,505,075)
	1,731,638	47,525,560	302,202	68,825
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 9,519,197	$ 9,544,582	$ 6,975,214	$ 7,123,014
Net realized gain (loss)	1,316,279	14,152,559	6,519,498	795,032
Net change in unrealized appreciation (depreciation)	(14,198,475)	12,407,581	(5,155,856)	2,311,510
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,362,999)	36,104,722	8,338,856	10,229,556
Capital Share Transactions (1):
Shares issued	63,716,703	110,626,763	15,459,601	22,749,256
Shares redeemed	(72,761,498)	(95,991,535)	(21,758,474)	(25,483,846)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,044,795)	14,635,228	(6,298,873)	(2,734,590)
Total Increase (Decrease)	(12,407,794)	50,739,950	2,039,983	7,494,966
Net Assets:
Beginning of period	484,474,166	433,734,216	167,391,455	159,896,489
End of period	$ 472,066,372	$484,474,166	$169,431,438	$ 167,391,455
(1) Shares Issued and Redeemed:
Shares issued	3,710,167	6,581,932	936,393	1,467,884
Shares redeemed	(4,230,720)	(5,773,085)	(1,322,604)	(1,754,814)
	(520,553)	808,847	(386,211)	(286,930)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 41,801,770	$ 46,949,584	$ (171,009)	$ (158,423)
Net realized gain (loss)	612,729,648	559,438,503	9,391,510	11,783,833
Net change in unrealized appreciation (depreciation)	218,125,111	135,399,398	3,806,283	(530,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	872,656,529	741,787,485	13,026,784	11,094,861
Capital Share Transactions (1):
Shares issued	78,991,493	79,440,355	4,700,832	4,125,924
Shares redeemed	(350,338,635)	(353,137,852)	(9,322,437)	(11,943,412)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(271,347,142)	(273,697,497)	(4,621,605)	(7,817,488)
Total Increase (Decrease)	601,309,387	468,089,988	8,405,179	3,277,373
Net Assets:
Beginning of period	4,886,355,377	4,418,265,389	84,347,730	81,070,357
End of period	$5,487,664,764	$ 4,886,355,377	$ 92,752,909	$ 84,347,730
(1) Shares Issued and Redeemed:
Shares issued	929,618	1,197,362	162,133	169,657
Shares redeemed	(4,131,573)	(5,345,786)	(317,193)	(488,438)
	(3,201,955)	(4,148,424)	(155,060)	(318,781)
	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (2,594,374)	$ (1,752,986)	$ 36,523	$ 114,472
Net realized gain (loss)	59,901,290	34,810,689	8,403,431	8,618,889
Net change in unrealized appreciation (depreciation)	7,107,520	81,003,169	8,730,895	4,193,440
Net Increase (Decrease) in Net Assets Resulting from Operations	64,414,436	114,060,872	17,170,849	12,926,801
Capital Share Transactions (1):
Shares issued	16,606,702	16,475,289	5,333,971	4,993,757
Shares redeemed	(58,120,448)	(56,169,734)	(12,024,711)	(12,603,815)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,513,746)	(39,694,445)	(6,690,740)	(7,610,058)
Total Increase (Decrease)	22,900,690	74,366,427	10,480,109	5,316,743
Net Assets:
Beginning of period	405,786,714	331,420,287	68,536,025	63,219,282
End of period	$428,687,404	$ 405,786,714	$ 79,016,134	$ 68,536,025
(1) Shares Issued and Redeemed:
Shares issued	213,275	293,328	159,695	203,974
Shares redeemed	(740,342)	(968,934)	(348,367)	(488,080)
	(527,067)	(675,606)	(188,672)	(284,106)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,619,382)	$ (1,006,421)	$ 1,561,813	$ 1,996,769
Net realized gain (loss)	41,852,998	44,658,734	32,298,494	(5,261,376)
Net change in unrealized appreciation (depreciation)	(48,219,459)	53,224,451	13,408,379	6,098,668
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,985,843)	96,876,764	47,268,686	2,834,061
Capital Share Transactions (1):
Shares issued	17,243,325	18,312,376	8,082,948	12,636,650
Shares redeemed	(25,806,226)	(29,091,470)	(30,566,489)	(33,767,654)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,562,901)	(10,779,094)	(22,483,541)	(21,131,004)
Total Increase (Decrease)	(16,548,744)	86,097,670	24,785,145	(18,296,943)
Net Assets:
Beginning of period	222,028,013	135,930,343	177,810,987	196,107,930
End of period	$ 205,479,269	$ 222,028,013	$ 202,596,132	$ 177,810,987
(1) Shares Issued and Redeemed:
Shares issued	338,124	466,319	208,887	483,571
Shares redeemed	(500,372)	(796,839)	(794,797)	(1,172,172)
	(162,248)	(330,520)	(585,910)	(688,601)
	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 2,311,499	$ 2,548,904	$ 6,707,780	$ 7,296,719
Net realized gain (loss)	30,721,742	(411,727)	45,700,232	67,006,759
Net change in unrealized appreciation (depreciation)	8,290,741	2,010,840	108,515,289	22,214,082
Net Increase (Decrease) in Net Assets Resulting from Operations	41,323,982	4,148,017	160,923,301	96,517,560
Capital Share Transactions (1):
Shares issued	9,614,251	15,417,090	38,832,262	69,328,444
Shares redeemed	(40,761,500)	(33,565,078)	(96,966,378)	(64,452,708)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,147,249)	(18,147,988)	(58,134,116)	4,875,736
Total Increase (Decrease)	10,176,733	(13,999,971)	102,789,185	101,393,296
Net Assets:
Beginning of period	178,958,847	192,958,818	595,932,910	494,539,614
End of period	$ 189,135,580	$ 178,958,847	$ 698,722,095	$ 595,932,910
(1) Shares Issued and Redeemed:
Shares issued	364,000	818,126	1,041,297	2,685,017
Shares redeemed	(1,529,299)	(1,641,339)	(2,630,019)	(2,351,038)
	(1,165,299)	(823,213)	(1,588,722)	333,979

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,316,903)	$ (615,728)	$ 542,837	$ 1,005,951
Net realized gain (loss)	34,156,474	23,290,242	14,042,856	(17,957,467)
Net change in unrealized appreciation (depreciation)	(1,438,703)	45,974,753	3,104,740	3,457,789
Net Increase (Decrease) in Net Assets Resulting from Operations	31,400,868	68,649,267	17,690,433	(13,493,727)
Capital Share Transactions (1):
Shares issued	11,782,143	12,631,402	5,865,740	8,736,702
Shares redeemed	(30,128,689)	(33,054,226)	(14,241,668)	(17,279,601)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,346,546)	(20,422,824)	(8,375,928)	(8,542,899)
Total Increase (Decrease)	13,054,322	48,226,443	9,314,505	(22,036,626)
Net Assets:
Beginning of period	196,992,295	148,765,852	94,761,883	116,798,509
End of period	$ 210,046,617	$ 196,992,295	$104,076,388	$ 94,761,883
(1) Shares Issued and Redeemed:
Shares issued	276,197	439,826	226,526	495,206
Shares redeemed	(708,179)	(1,086,670)	(551,073)	(826,237)
	(431,982)	(646,844)	(324,547)	(331,031)
	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,262,614	$ 1,279,235	$ (785,842)	$ (501,975)
Net realized gain (loss)	17,392,267	33,554	17,862,730	18,619,401
Net change in unrealized appreciation (depreciation)	1,914,097	673,573	(9,805,272)	16,408,442
Net Increase (Decrease) in Net Assets Resulting from Operations	20,568,978	1,986,362	7,271,616	34,525,868
Capital Share Transactions (1):
Shares issued	8,047,009	10,033,128	16,757,559	11,570,298
Shares redeemed	(28,155,842)	(17,741,512)	(16,259,146)	(21,047,089)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,108,833)	(7,708,384)	498,413	(9,476,791)
Total Increase (Decrease)	460,145	(5,722,022)	7,770,029	25,049,077
Net Assets:
Beginning of period	94,076,813	99,798,835	96,009,810	70,960,733
End of period	$ 94,536,958	$ 94,076,813	$103,779,839	$ 96,009,810
(1) Shares Issued and Redeemed:
Shares issued	256,449	468,174	298,608	294,698
Shares redeemed	(888,283)	(736,216)	(292,408)	(525,103)
	(631,834)	(268,042)	6,200	(230,405)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 410,699	$ 455,150	$ (869,061)	$ (700,286)
Net realized gain (loss)	11,185,789	(7,927,747)	21,339,622	7,981,795
Net change in unrealized appreciation (depreciation)	8,043,754	3,067,672	(8,563,951)	29,384,904
Net Increase (Decrease) in Net Assets Resulting from Operations	19,640,242	(4,404,925)	11,906,610	36,666,413
Capital Share Transactions (1):
Shares issued	8,649,638	4,828,741	7,555,073	8,523,305
Shares redeemed	(14,151,233)	(28,076,299)	(21,846,222)	(20,838,333)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,501,595)	(23,247,558)	(14,291,149)	(12,315,028)
Total Increase (Decrease)	14,138,647	(27,652,483)	(2,384,539)	24,351,385
Net Assets:
Beginning of period	57,671,735	85,324,218	142,594,975	118,243,590
End of period	$ 71,810,382	$ 57,671,735	$ 140,210,436	$142,594,975
(1) Shares Issued and Redeemed:
Shares issued	241,807	240,997	114,121	205,798
Shares redeemed	(405,692)	(1,244,791)	(331,087)	(422,367)
	(163,885)	(1,003,794)	(216,966)	(216,569)
	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 411,564	$ 938,773	$ 282,211	$ 270,954
Net realized gain (loss)	47,543,690	(3,944,641)	12,592,002	7,931,929
Net change in unrealized appreciation (depreciation)	(1,680,539)	5,454,924	(2,656,160)	5,341,756
Net Increase (Decrease) in Net Assets Resulting from Operations	46,274,715	2,449,056	10,218,053	13,544,639
Capital Share Transactions (1):
Shares issued	10,348,403	12,924,725	26,580,797	5,753,101
Shares redeemed	(37,362,659)	(40,510,317)	(13,823,850)	(13,439,062)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,014,256)	(27,585,592)	12,756,947	(7,685,961)
Total Increase (Decrease)	19,260,459	(25,136,536)	22,975,000	5,858,678
Net Assets:
Beginning of period	179,912,155	205,048,691	75,852,070	69,993,392
End of period	$ 199,172,614	$ 179,912,155	$ 98,827,070	$ 75,852,070
(1) Shares Issued and Redeemed:
Shares issued	215,026	472,091	757,555	291,977
Shares redeemed	(777,855)	(1,216,186)	(406,236)	(546,994)
	(562,829)	(744,095)	351,319	(255,017)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,866,783	$ 1,380,818	$ (339,271)	$ (436,043)
Net realized gain (loss)	2,882,380	2,551,030	63,990,279	28,666,007
Net change in unrealized appreciation (depreciation)	6,539,323	4,269,987	(23,183,396)	15,284,371
Net Increase (Decrease) in Net Assets Resulting from Operations	11,288,486	8,201,835	40,467,612	43,514,335
Capital Share Transactions (1):
Shares issued	9,600,052	8,402,011	18,978,194	12,617,143
Shares redeemed	(16,026,129)	(18,375,149)	(42,714,865)	(45,822,700)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,426,077)	(9,973,138)	(23,736,671)	(33,205,557)
Total Increase (Decrease)	4,862,409	(1,771,303)	16,730,941	10,308,778
Net Assets:
Beginning of period	109,295,619	111,066,922	336,273,741	325,964,963
End of period	$ 114,158,028	$109,295,619	$353,004,682	$ 336,273,741
(1) Shares Issued and Redeemed:
Shares issued	559,616	698,267	468,705	378,342
Shares redeemed	(938,773)	(1,351,452)	(1,026,636)	(1,361,532)
	(379,157)	(653,185)	(557,931)	(983,190)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 104,632	$ (248,068)	$ 1,161,507	$ 1,834,014
Net realized gain (loss)	19,486,168	1,179,133	16,592,735	(4,286,440)
Net change in unrealized appreciation (depreciation)	(26,890,936)	12,950,444	28,759,376	(2,339,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,300,136)	13,881,509	46,513,618	(4,791,496)
Capital Share Transactions (1):
Shares issued	16,132,556	7,422,502	4,276,599	9,621,300
Shares redeemed	(23,530,604)	(23,380,691)	(31,792,613)	(16,834,148)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,398,048)	(15,958,189)	(27,516,014)	(7,212,848)
Total Increase (Decrease)	(14,698,184)	(2,076,680)	18,997,604	(12,004,344)
Net Assets:
Beginning of period	145,335,429	147,412,109	121,063,211	133,067,555
End of period	$ 130,637,245	$ 145,335,429	$ 140,060,815	$ 121,063,211
(1) Shares Issued and Redeemed:
Shares issued	1,095,679	678,651	132,791	397,565
Shares redeemed	(1,555,915)	(1,841,803)	(1,001,340)	(689,608)
	(460,236)	(1,163,152)	(868,549)	(292,043)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (229,248)	$ (210,535)	$ (706,097)	$ (618,332)
Net realized gain (loss)	8,475,044	4,861,836	20,521,343	17,087,542
Net change in unrealized appreciation (depreciation)	2,360,017	1,151,393	14,233,495	2,135,312
Net Increase (Decrease) in Net Assets Resulting from Operations	10,605,813	5,802,694	34,048,741	18,604,522
Capital Share Transactions (1):
Shares issued	3,928,352	1,765,540	8,425,976	5,009,104
Shares redeemed	(13,951,031)	(9,511,189)	(23,086,058)	(28,837,461)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,022,679)	(7,745,649)	(14,660,082)	(23,828,357)
Total Increase (Decrease)	583,134	(1,942,955)	19,388,659	(5,223,835)
Net Assets:
Beginning of period	70,073,565	72,016,520	227,084,244	232,308,079
End of period	$ 70,656,699	$ 70,073,565	$ 246,472,903	$ 227,084,244
(1) Shares Issued and Redeemed:
Shares issued	151,870	95,273	319,365	256,776
Shares redeemed	(553,262)	(462,948)	(874,683)	(1,380,078)
	(401,392)	(367,675)	(555,318)	(1,123,302)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (840,649)	$ (813,737)	$ (298,717)	$ (280,823)
Net realized gain (loss)	25,886,652	25,510,932	7,087,205	6,352,159
Net change in unrealized appreciation (depreciation)	5,964,759	(149,120)	1,139,596	708,025
Net Increase (Decrease) in Net Assets Resulting from Operations	31,010,762	24,548,075	7,928,084	6,779,361
Capital Share Transactions (1):
Shares issued	5,382,276	4,351,087	12,980,442	8,395,170
Shares redeemed	(34,241,634)	(41,104,628)	(15,618,874)	(14,636,141)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,859,358)	(36,753,541)	(2,638,432)	(6,240,971)
Total Increase (Decrease)	2,151,404	(12,205,466)	5,289,652	538,390
Net Assets:
Beginning of period	285,909,710	298,115,176	94,485,109	93,946,719
End of period	$ 288,061,114	$ 285,909,710	$ 99,774,761	$ 94,485,109
(1) Shares Issued and Redeemed:
Shares issued	237,623	223,251	650,921	482,248
Shares redeemed	(1,499,453)	(2,153,883)	(788,191)	(851,613)
	(1,261,830)	(1,930,632)	(137,270)	(369,365)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (199,764)	$ (189,674)
Net realized gain (loss)	3,989,908	3,154,886
Net change in unrealized appreciation (depreciation)	(1,118,481)	1,027,216
Net Increase (Decrease) in Net Assets Resulting from Operations	2,671,663	3,992,428
Capital Share Transactions (1):
Shares issued	11,180,718	11,966,235
Shares redeemed	(16,518,862)	(13,936,211)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,338,144)	(1,969,976)
Total Increase (Decrease)	(2,666,481)	2,022,452
Net Assets:
Beginning of period	61,854,288	59,831,836
End of period	$ 59,187,807	$ 61,854,288
(1) Shares Issued and Redeemed:
Shares issued	657,075	756,114
Shares redeemed	(972,219)	(886,960)
	(315,144)	(130,846)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	— (a)	— (a)	0.02	0.01	— (a)
Total from investment operations	—	—	0.02	0.01	—
Less distributions:
Net investment income	— (a)	— (a)	(0.02)	(0.01)	— (a)
Total distributions	—	—	(0.02)	(0.01)	—
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	0.01%	0.24%	1.61%	0.55%	0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 162,202	$ 160,467	$ 112,938	$ 110,933	$ 91,567
Ratio of net expenses to average net assets[3]	0.03%	0.28%	0.59%	1.26%	0.85%
Ratio of total expenses to average net assets[4]	0.57%	0.58%	0.59%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	0.01%	0.21%	1.60%	0.55%	0.01%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.33	$ 12.86	$ 12.26	$ 12.09	$ 11.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.24	0.37	0.32	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.15)	0.23	0.23	(0.15)	(0.04)
Total from investment operations	0.05	0.47	0.60	0.17	0.20
Net asset value, end of period	$ 13.38	$ 13.33	$ 12.86	$ 12.26	$ 12.09
Total return[2]	0.38%	3.65%	4.89%	1.41%	1.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 259,984	$ 254,878	$ 244,998	$ 233,216	$ 229,184
Ratio of total expenses to average net assets	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.46%	1.86%	2.92%	2.61%	1.98%
Portfolio turnover rate	73%	99%	54%	79%	97%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 17.36	$ 16.01	$ 14.66	$ 14.68	$ 14.03
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.35	0.45	0.41	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.46)	1.00	0.90	(0.43)	0.29
Total from investment operations	(0.12)	1.35	1.35	(0.02)	0.65
Net asset value, end of period	$ 17.24	$ 17.36	$ 16.01	$ 14.66	$ 14.68
Total return[2]	(0.69%)	8.43%	9.21%	(0.14%)	4.63%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 472,066	$ 484,474	$ 433,734	$ 409,027	$ 485,598
Ratio of total expenses to average net assets	0.66%	0.67%	0.67%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.00%	2.11%	2.92%	2.81%	2.48%
Portfolio turnover rate	59%	75%	47%	59%	72%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 16.02	$ 14.90	$ 12.88	$ 13.18	$ 12.29
Income (loss) from investment operations:
Net investment income (loss)[1]	0.68	0.71	0.68	0.66	0.69
Net realized and unrealized gain (loss) on investment transactions	0.14	0.41	1.34	(0.96)	0.20
Total from investment operations	0.82	1.12	2.02	(0.30)	0.89
Net asset value, end of period	$ 16.84	$ 16.02	$ 14.90	$ 12.88	$ 13.18
Total return[2]	5.12%	7.52%	15.68%	(2.35%)	7.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 169,431	$ 167,391	$ 159,896	$ 150,324	$ 171,467
Ratio of total expenses to average net assets	0.71%	0.72%	0.71%	0.77%	0.86%
Ratio of net investment income (loss) to average net assets	4.15%	4.73%	4.83%	5.02%	5.39%
Portfolio turnover rate	94%	128%	133%	115%	78%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 77.12	$ 65.45	$ 52.56	$ 52.31	$ 45.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.68	0.72	0.84	1.22	0.53
Net realized and unrealized gain (loss) on investment transactions	13.42	10.95	12.05	(0.97)	6.34
Total from investment operations	14.10	11.67	12.89	0.25	6.87
Net asset value, end of period	$ 91.22	$ 77.12	$ 65.45	$ 52.56	$ 52.31
Total return[2]	18.29%	17.83%	24.53%	0.48%	15.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 5,487,665	$ 4,886,355	$ 4,418,265	$ 3,698,250	$ 3,898,297
Ratio of total expenses to average net assets	0.87%	0.88%	0.88%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.80%	1.07%	1.40%	2.28%	1.07%
Portfolio turnover rate	51%	88%	45%	69%	61%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 27.27	$ 23.76	$ 19.53	$ 20.12	$ 17.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	4.36	3.56	4.27	(0.55)	2.56
Total from investment operations	4.30	3.51	4.23	(0.59)	2.52
Net asset value, end of period	$ 31.57	$ 27.27	$ 23.76	$ 19.53	$ 20.12
Total return[2]	15.77%	14.77%	21.66%	(2.93%)	14.32%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 92,753	$ 84,348	$ 81,070	$ 74,832	$ 84,403
Ratio of total expenses to average net assets[3]	0.19%	0.20%	0.20%	0.20%	0.19%
Ratio of net investment income (loss) to average net assets	(0.19%)	(0.20%)	(0.20%)	(0.19%)	(0.19%)
Portfolio turnover rate	11%	15%	6%	8%	9%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 71.38	$ 52.10	$ 39.95	$ 40.48	$ 30.40
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.48)	(0.29)	(0.08)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	12.21	19.57	12.23	(0.51)	10.11
Total from investment operations	11.73	19.28	12.15	(0.53)	10.08
Net asset value, end of period	$ 83.11	$ 71.38	$ 52.10	$ 39.95	$ 40.48
Total return[2]	16.44%	37.01%	30.41%	(1.31%)	33.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 428,687	$ 405,787	$ 331,420	$ 282,675	$ 307,131
Ratio of total expenses to average net assets	0.93%	0.95%	0.95%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	(0.61%)	(0.50%)	(0.18%)	(0.05%)	(0.08%)
Portfolio turnover rate	24%	35%	26%	42%	52%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 30.56	$ 25.02	$ 17.90	$ 17.78	$ 13.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	7.88	5.49	7.04	0.04	3.84
Total from investment operations	7.90	5.54	7.12	0.12	3.91
Net asset value, end of period	$ 38.46	$ 30.56	$ 25.02	$ 17.90	$ 17.78
Total return[2]	25.85%	22.14%	39.78%	0.68%	28.19%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 79,016	$ 68,536	$ 63,219	$ 53,444	$ 58,389
Ratio of total expenses to average net assets	0.85%	0.88%	0.88%	0.87%	0.89%
Ratio of net investment income (loss) to average net assets	0.05%	0.19%	0.35%	0.40%	0.43%
Portfolio turnover rate	16%	34%	24%	25%	28%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 50.05	$ 28.52	$ 22.41	$ 21.67	$ 16.32
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.37)	(0.22)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(1.60)	21.75	6.18	0.76	5.38
Total from investment operations	(1.97)	21.53	6.11	0.74	5.35
Net asset value, end of period	$ 48.08	$ 50.05	$ 28.52	$ 22.41	$ 21.67
Total return[2]	(3.94%)	75.49%	27.27%	3.42%	32.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 205,479	$ 222,028	$ 135,930	$ 118,365	$ 124,493
Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	(0.72%)	(0.60%)	(0.26%)	(0.09%)	(0.18%)
Portfolio turnover rate	68%	74%	74%	72%	64%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 33.14	$ 32.39	$ 26.22	$ 28.41	$ 24.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.35	0.31	0.35	0.41
Net realized and unrealized gain (loss) on investment transactions	8.93	0.40	5.86	(2.54)	3.21
Total from investment operations	9.24	0.75	6.17	(2.19)	3.62
Net asset value, end of period	$ 42.38	$ 33.14	$ 32.39	$ 26.22	$ 28.41
Total return[2]	27.88%	2.32%	23.53%	(7.71%)	14.60%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 202,596	$ 177,811	$ 196,108	$ 179,441	$ 201,219
Ratio of total expenses to average net assets	0.91%	0.92%	0.91%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.80%	1.20%	1.05%	1.22%	1.57%
Portfolio turnover rate	49%	56%	62%	108%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 23.18	$ 22.58	$ 17.41	$ 18.64	$ 16.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.31	0.30	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	5.35	0.29	4.87	(1.49)	2.21
Total from investment operations	5.67	0.60	5.17	(1.23)	2.46
Net asset value, end of period	$ 28.85	$ 23.18	$ 22.58	$ 17.41	$ 18.64
Total return[2]	24.46%	2.66%	29.70%	(6.60%)	15.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 189,136	$ 178,959	$ 192,959	$ 176,072	$ 216,214
Ratio of total expenses to average net assets	0.92%	0.91%	0.91%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.22%	1.52%	1.48%	1.39%	1.44%
Portfolio turnover rate	57%	80%	65%	76%	106%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 32.31	$ 27.30	$ 20.83	$ 21.87	$ 18.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.38	0.39	0.40	0.35	0.33
Net realized and unrealized gain (loss) on investment transactions	8.76	4.62	6.07	(1.39)	3.54
Total from investment operations	9.14	5.01	6.47	(1.04)	3.87
Net asset value, end of period	$ 41.45	$ 32.31	$ 27.30	$ 20.83	$ 21.87
Total return[2]	28.29%	18.35%	31.06%	(4.76%)	21.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 698,722	$ 595,933	$ 494,540	$ 416,864	$ 485,750
Ratio of total expenses to average net assets	0.34%	0.36%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.03%	1.44%	1.63%	1.56%	1.64%
Portfolio turnover rate	3%	19%	3%	3%	2%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 39.21	$ 26.23	$ 19.01	$ 18.96	$ 14.92
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.28)	(0.11)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	6.81	13.09	7.29	0.11	4.07
Total from investment operations	6.53	12.98	7.22	0.05	4.04
Net asset value, end of period	$ 45.74	$ 39.21	$ 26.23	$ 19.01	$ 18.96
Total return[2]	16.66%	49.48%	37.98%	0.26%	27.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 210,047	$ 196,992	$ 148,766	$ 112,502	$ 121,288
Ratio of total expenses to average net assets	0.98%	0.95%	0.96%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.64%)	(0.38%)	(0.32%)	(0.28%)	(0.20%)
Portfolio turnover rate	25%	26%	22%	42%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 23.20	$ 26.45	$ 22.60	$ 26.65	$ 22.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.23	0.29	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	4.33	(3.48)	3.56	(4.28)	3.76
Total from investment operations	4.47	(3.25)	3.85	(4.05)	3.96
Net asset value, end of period	$ 27.67	$ 23.20	$ 26.45	$ 22.60	$ 26.65
Total return[2]	19.27%	(12.29%)	17.04%	(15.20%)	17.45%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 104,076	$ 94,762	$ 116,799	$ 141,771	$ 180,696
Ratio of total expenses to average net assets	0.82%	0.82%	0.80%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets	0.54%	1.13%	1.14%	0.85%	0.83%
Portfolio turnover rate	59%	122% (a)	14%	33%	31%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 27.37	$ 26.94	$ 20.92	$ 24.06	$ 21.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.35	0.35	0.28	0.33
Net realized and unrealized gain (loss) on investment transactions	5.94	0.08	5.67	(3.42)	2.16
Total from investment operations	6.33	0.43	6.02	(3.14)	2.49
Net asset value, end of period	$ 33.70	$ 27.37	$ 26.94	$ 20.92	$ 24.06
Total return[2]	23.13%	1.60%	28.78%	(13.05%)	11.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 94,537	$ 94,077	$ 99,799	$ 79,292	$ 99,011
Ratio of total expenses to average net assets	1.00%	1.04%	1.05%	1.06%	1.02%
Ratio of net investment income (loss) to average net assets	1.25%	1.46%	1.44%	1.16%	1.48%
Portfolio turnover rate	51%	75%	50%	60%	45%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 52.38	$ 34.39	$ 24.93	$ 26.38	$ 20.68
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.43)	(0.25)	(0.18)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	4.48	18.24	9.64	(1.35)	5.81
Total from investment operations	4.05	17.99	9.46	(1.45)	5.70
Net asset value, end of period	$ 56.43	$ 52.38	$ 34.39	$ 24.93	$ 26.38
Total return[2]	7.73%	52.31%	37.95%	(5.50%)	27.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 103,780	$ 96,010	$ 70,961	$ 59,882	$ 64,783
Ratio of net expenses to average net assets[3]	1.02%	1.05%	1.04%	1.03%	1.05%
Ratio of total expenses to average net assets[4]	1.02%	1.05%	1.04%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets[3]	(0.77%)	(0.65%)	(0.59%)	(0.35%)	(0.47%)
Portfolio turnover rate	65%	97%	70%	83%	68%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 28.78	$ 28.37	$ 23.67	$ 27.90	$ 24.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.18	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investment transactions	10.02	0.23	4.52	(4.33)	3.18
Total from investment operations	10.24	0.41	4.70	(4.23)	3.21
Net asset value, end of period	$ 39.02	$ 28.78	$ 28.37	$ 23.67	$ 27.90
Total return[2]	35.58%	1.45%	19.86%	(15.16%)	13.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 71,810	$ 57,672	$ 85,324	$ 80,919	$ 85,323
Ratio of total expenses to average net assets	1.15%	1.17%	1.12%	1.10%	1.18%
Ratio of net investment income (loss) to average net assets	0.61%	0.77%	0.66%	0.36%	0.11%
Portfolio turnover rate	53%	55%	32%	47%	37%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 62.66	$ 47.45	$ 37.00	$ 38.80	$ 31.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.41)	(0.28)	(0.18)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	5.86	15.49	10.63	(1.65)	7.88
Total from investment operations	5.45	15.21	10.45	(1.80)	7.72
Net asset value, end of period	$ 68.11	$ 62.66	$ 47.45	$ 37.00	$ 38.80
Total return[2]	8.70%	32.06%	28.24%	(4.64%)	24.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 140,210	$ 142,595	$ 118,244	$ 93,243	$ 102,380
Ratio of total expenses to average net assets	0.99%	1.01%	1.02%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.61%)	(0.60%)	(0.40%)	(0.36%)	(0.46%)
Portfolio turnover rate	19%	28%	21%	22%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 40.24	$ 39.32	$ 31.96	$ 37.11	$ 33.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.19	0.24	0.17	0.18
Net realized and unrealized gain (loss) on investment transactions	10.63	0.73	7.12	(5.32)	3.87
Total from investment operations	10.73	0.92	7.36	(5.15)	4.05
Net asset value, end of period	$ 50.97	$ 40.24	$ 39.32	$ 31.96	$ 37.11
Total return[2]	26.67%	2.34%	23.03%	(13.88%)	12.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 199,173	$ 179,912	$ 205,049	$ 211,285	$ 262,728
Ratio of total expenses to average net assets	0.98%	1.02%	0.98%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.21%	0.58%	0.65%	0.46%	0.56%
Portfolio turnover rate	67%	84%	54%	55%	59%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 30.10	$ 25.22	$ 20.26	$ 22.86	$ 20.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.10	0.13	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	4.22	4.78	4.83	(2.74)	2.64
Total from investment operations	4.32	4.88	4.96	(2.60)	2.77
Net asset value, end of period	$ 34.42	$ 30.10	$ 25.22	$ 20.26	$ 22.86
Total return[2]	14.35%	19.35%	24.48%	(11.37%)	13.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 98,827	$ 75,852	$ 69,993	$ 70,724	$ 81,638
Ratio of net expenses to average net assets[3]	0.70%	0.74%	0.72%	0.65%	0.65%
Ratio of total expenses to average net assets[4]	0.70%	0.75%	0.72%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.30%	0.43%	0.55%	0.59%	0.62%
Portfolio turnover rate	31%	27%	16%	14%	13%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.94	$ 14.79	$ 12.22	$ 14.22	$ 11.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.19	0.33	0.31	0.27
Net realized and unrealized gain (loss) on investment transactions	1.40	0.96	2.24	(2.31)	2.53
Total from investment operations	1.68	1.15	2.57	(2.00)	2.80
Net asset value, end of period	$ 17.62	$ 15.94	$ 14.79	$ 12.22	$ 14.22
Total return[2]	10.54%	7.78%	21.03%	(14.07%)	24.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 114,158	$ 109,296	$ 111,067	$ 98,471	$ 116,930
Ratio of total expenses to average net assets	0.85%	0.89%	0.82%	0.79%	0.82%
Ratio of net investment income (loss) to average net assets	1.66%	1.39%	2.41%	2.24%	2.05%
Portfolio turnover rate	3%	5%	6%	3%	4%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 39.02	$ 33.95	$ 26.51	$ 30.26	$ 22.98
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.05)	0.20	0.19	0.15
Net realized and unrealized gain (loss) on investment transactions	4.81	5.12	7.24	(3.94)	7.13
Total from investment operations	4.77	5.07	7.44	(3.75)	7.28
Net asset value, end of period	$ 43.79	$ 39.02	$ 33.95	$ 26.51	$ 30.26
Total return[2]	12.23%	14.93%	28.07%	(12.39%)	31.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 353,005	$ 336,274	$ 325,965	$ 296,892	$ 375,821
Ratio of total expenses to average net assets	1.03%	1.06%	1.08%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.14%)	0.66%	(0.66%)	0.56%
Portfolio turnover rate	76%	75%	50%	50%	32%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 14.93	$ 13.52	$ 11.39	$ 13.80	$ 10.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.02)	0.14	0.09	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.86)	1.43	1.99	(2.50)	3.55
Total from investment operations	(0.85)	1.41	2.13	(2.41)	3.58
Net asset value, end of period	$ 14.08	$ 14.93	$ 13.52	$ 11.39	$ 13.80
Total return[2]	(5.69%)	10.43%	18.70%	(17.46%)	35.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 130,637	$ 145,335	$ 147,412	$ 146,973	$ 184,357
Ratio of total expenses to average net assets	1.25%	1.32%	1.34%	1.32%	1.51%
Ratio of net investment income (loss) to average net assets	0.07%	(0.19%)	1.11%	0.73%	0.25%
Portfolio turnover rate	68%	121% (a)	35%	45%	41%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 26.37	$ 27.25	$ 20.57	$ 21.47	$ 19.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.39	0.41	0.43	0.39
Net realized and unrealized gain (loss) on investment transactions	10.98	(1.27)	6.27	(1.33)	1.09
Total from investment operations	11.26	(0.88)	6.68	(0.90)	1.48
Net asset value, end of period	$ 37.63	$ 26.37	$ 27.25	$ 20.57	$ 21.47
Total return[2]	42.70%	(3.23%)	32.47%	(4.19%)	7.40%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 140,061	$ 121,063	$ 133,068	$ 114,366	$ 137,842
Ratio of total expenses to average net assets	0.95%	0.97%	0.96%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	0.89%	1.59%	1.64%	2.05%	1.86%
Portfolio turnover rate	34%	64%	74%	66%	75%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 23.39	$ 21.41	$ 17.37	$ 19.20	$ 15.99
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	3.92	2.05	4.10	(1.77)	3.26
Total from investment operations	3.84	1.98	4.04	(1.83)	3.21
Net asset value, end of period	$ 27.23	$ 23.39	$ 21.41	$ 17.37	$ 19.20
Total return[2]	16.42%	9.25%	23.26%	(9.53%)	20.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,657	$ 70,074	$ 72,017	$ 64,604	$ 75,079
Ratio of total expenses to average net assets[3]	0.33%	0.33%	0.33%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.33%)	(0.33%)	(0.32%)	(0.31%)
Portfolio turnover rate	18%	17%	14%	19%	20%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 24.14	$ 22.06	$ 18.12	$ 19.66	$ 16.72
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.06)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	3.78	2.14	4.00	(1.48)	2.99
Total from investment operations	3.70	2.08	3.94	(1.54)	2.94
Net asset value, end of period	$ 27.84	$ 24.14	$ 22.06	$ 18.12	$ 19.66
Total return[2]	15.33%	9.43%	21.75%	(7.83%)	17.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 246,473	$ 227,084	$ 232,308	$ 217,918	$ 266,699
Ratio of total expenses to average net assets[3]	0.29%	0.30%	0.30%	0.30%	0.29%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.30%)	(0.29%)	(0.29%)	(0.29%)
Portfolio turnover rate	12%	17%	12%	14%	16%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 21.46	$ 19.55	$ 16.48	$ 17.51	$ 15.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.50	1.97	3.12	(0.98)	2.20
Total from investment operations	2.43	1.91	3.07	(1.03)	2.15
Net asset value, end of period	$ 23.89	$ 21.46	$ 19.55	$ 16.48	$ 17.51
Total return[2]	11.32%	9.77%	18.63%	(5.88%)	14.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 288,061	$ 285,910	$ 298,115	$ 291,618	$ 342,656
Ratio of total expenses to average net assets[3]	0.29%	0.30%	0.30%	0.29%	0.29%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.30%)	(0.30%)	(0.29%)	(0.29%)
Portfolio turnover rate	12%	17%	9%	14%	12%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 18.99	$ 17.58	$ 15.31	$ 15.86	$ 14.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.69	1.46	2.32	(0.50)	1.49
Total from investment operations	1.63	1.41	2.27	(0.55)	1.44
Net asset value, end of period	$ 20.62	$ 18.99	$ 17.58	$ 15.31	$ 15.86
Total return[2]	8.58%	8.02%	14.83%	(3.47%)	9.99%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 99,775	$ 94,485	$ 93,947	$ 88,927	$ 98,414
Ratio of total expenses to average net assets[3]	0.31%	0.32%	0.32%	0.31%	0.30%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.31%)	(0.31%)	(0.30%)	(0.30%)
Portfolio turnover rate	20%	23%	13%	17%	15%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 16.60	$ 15.51	$ 13.99	$ 14.18	$ 13.33
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.81	1.14	1.57	(0.15)	0.89
Total from investment operations	0.75	1.09	1.52	(0.19)	0.85
Net asset value, end of period	$ 17.35	$ 16.60	$ 15.51	$ 13.99	$ 14.18
Total return[2]	4.52%	7.03%	10.87%	(1.34%)	6.38%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 59,188	$ 61,854	$ 59,832	$ 57,092	$ 58,659
Ratio of total expenses to average net assets[3]	0.33%	0.33%	0.34%	0.33%	0.32%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.33%)	(0.31%)	(0.31%)	(0.31%)
Portfolio turnover rate	23%	30%	18%	23%	23%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these valuation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
To assess the continuing appropriateness of third-party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Price challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.
Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Level 3 items at December 31, 2021 consist of $22,523,988 and $2,665,136 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Private Investments Issued by Special Purpose Acquisition Companies — Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). Certain Funds may acquire equity

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

securitites of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPE are valued based upon valuations of the underlying SPACs.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on debt and fixed income securities are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs. Other expenses attributable to the Funds are allocated in accordance with methodologies, which are reviewed with the Board of Directors no less than annually.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2021 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2021, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At December 31, 2021, the Funds had accrued capital gains taxes of $385,196 and $587,612, respectively, which is reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2021, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $456,829 and $314,852, respectively, which is reflected in the Net realized gain (loss) on Investments line item in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund*	Delaware Investments Fund Advisers	0.70%
Mid Cap Value Fund	Janus Capital Management LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
*	On April 30, 2021, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (“Ivy”), was acquired by Macquarie Group Limited. As part of the acquisition, sub-advisory services previously provided to the Mid Cap Growth Fund by Ivy transitioned from Ivy to Delaware Investments Fund Advisers.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
Fund	Expense Limitation
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.
As of December 31, 2021, the Money Market Fund waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by PMAM and Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:
	December 31, 2023	December 31, 2024	Total
Money Market Fund	$ 108,890	$ 338,808	$ 447,698
As of December 31, 2021, the Money Market Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
	December 31, 2023	December 31, 2024	Total
Money Market Fund	$294,197	$ 551,705	$ 845,902
During the year ended December 31, 2021, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Small Cap Index Fund	$ 90
Total fees of $550,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2021. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.
4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2021 are as follows:

Money Market Fund	$ 7,897,419
Limited Maturity Bond Fund	79,012,854
Quality Bond Fund	69,279,504
Large Growth Stock Fund	12,609,745
Large Core Value Fund	13,423,555
Index 500 Fund	13,633,264
SMID Cap Growth Fund	5,332,107
SMID Cap Value Fund	5,848,287
Small Cap Index Fund	4,896,150
Developed International Index Fund	4,555,625
International Equity Fund	7,774,074

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2021 were as follows:

SMID Cap Growth Fund	$ 4,293
Small Cap Value Fund	14,232
Cross trades for the year ended December 31, 2021, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the year ended December 31, 2021,the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Gain (Loss)
Large Growth Stock Fund	$ 63,849	$ 243,516	$ 46,058
Large Cap Growth Fund	38,971	365,802	114,354
A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2021 as follows:
Balanced Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.2%
Penn Series Index 500 Fund*	$50,418,091	$ 2,650,791	$ 10,617,844	$8,448,096	$ 4,951,076	$55,850,210	1,347,412	$—
Affiliated Fixed Income Funds — 39.7%
Penn Series Quality Bond Fund*	33,133,049	7,288,556	3,397,655	943,414	(1,144,793)	36,822,571	2,135,880	—
	$ 83,551,140	$9,939,347	$14,015,499	$ 9,391,510	$ 3,806,283	$ 92,672,781		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 61.6%
Penn Series Flexibly Managed Fund*	$ 2,091,920	$2,348,080	$ 790,609	$ 405,697	$ 110,072	$ 4,165,160	45,661	$—
Penn Series Index 500 Fund*	9,108,655	1,385,563	2,337,951	1,014,071	1,290,501	10,460,839	252,372	—
Penn Series Large Cap Growth Fund*	2,105,718	148,964	632,767	339,636	148,826	2,110,377	54,872	—
Penn Series Large Cap Value Fund*	5,525,659	334,808	1,591,416	630,651	742,907	5,642,609	133,143	—
Penn Series Large Core Value Fund*	5,573,204	393,573	1,547,468	589,689	630,112	5,639,110	195,463	—
Penn Series Large Growth Stock Fund*	703,324	59,694	184,787	118,799	(8,684)	688,346	8,282	—
Penn Series Mid Cap Growth Fund*	1,406,780	109,783	331,877	217,863	4,076	1,406,625	30,753	—
Penn Series Mid Cap Value Fund*	1,390,827	134,138	354,464	(1,127)	245,502	1,414,876	51,134	—
Penn Series Mid Core Value Fund*	4,819,103	454,644	2,697,865	1,018,806	(49,572)	3,545,116	105,196	—
Penn Series Real Estate Securities Fund*	2,084,307	100,526	781,258	296,897	458,550	2,159,022	57,375	—
Penn Series Small Cap Growth Fund*	2,125,222	177,965	1,059,683	577,370	(415,646)	1,405,228	20,632	—
Penn Series Small Cap Index Fund*	—	2,346,333	175,865	(6,402)	(49,078)	2,114,988	61,446	—
Penn Series Small Cap Value Fund*	691,986	2,340	847,551	294,624	(141,399)	—	—	—
Penn Series SMID Cap Growth Fund*	1,405,496	231,663	353,179	237,986	(122,698)	1,399,268	24,797	—
Penn Series SMID Cap Value Fund*	1,379,173	157,524	573,102	133,065	310,206	1,406,866	36,055	—
Affiliated Fixed Income Funds — 7.8%
Penn Series High Yield Bond Fund*	2,077,767	308,558	412,411	110,267	(6,290)	2,077,891	123,390	—
Penn Series Limited Maturity Bond Fund*	4,135,698	566,885	1,271,902	120,275	(103,860)	3,447,096	257,631	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated International Equity Funds — 29.9%
Penn Series Developed International Index Fund*	$ 8,391,838	$ 1,039,005	$ 1,837,609	$ 632,564	$ 204,778	$ 8,430,576	478,466	$—
Penn Series Emerging Markets Equity Fund*	6,266,040	460,093	2,408,369	714,771	(863,648)	4,168,887	296,086	—
Penn Series International Equity Fund*	8,458,497	1,373,877	2,340,036	1,029,542	(24,638)	8,497,242	194,045	—
	$69,741,214	$ 12,134,016	$22,530,169	$8,475,044	$2,360,017	$ 70,180,122		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.9%
Penn Series Flexibly Managed Fund*	$ 13,577,317	$ 704,813	$ 2,123,502	$ 1,173,682	$ 1,255,067	$ 14,587,377	159,914	$—
Penn Series Index 500 Fund*	27,284,185	1,908,702	4,747,324	3,373,938	3,930,000	31,749,501	765,971	—
Penn Series Large Cap Growth Fund*	6,832,663	341,486	1,472,722	888,650	800,443	7,390,520	192,161	—
Penn Series Large Cap Value Fund*	17,932,855	780,313	3,677,127	1,980,158	2,744,363	19,760,562	466,271	—
Penn Series Large Core Value Fund*	18,086,695	922,254	3,457,228	1,528,258	2,668,512	19,748,491	684,523	—
Penn Series Large Growth Stock Fund*	2,281,886	155,438	401,455	260,483	114,277	2,410,629	29,005	—
Penn Series Mid Cap Growth Fund*	4,563,845	268,194	656,405	445,102	305,049	4,925,785	107,691	—
Penn Series Mid Cap Value Fund*	2,256,861	177,538	376,726	3,278	416,440	2,477,391	89,533	—
Penn Series Mid Core Value Fund*	13,405,724	1,010,199	4,909,081	2,292,944	615,120	12,414,906	368,395	—
Penn Series Real Estate Securities Fund*	6,764,666	215,972	2,030,805	984,363	1,626,261	7,560,457	200,916	—
Penn Series Small Cap Growth Fund*	4,596,502	258,535	2,724,840	1,562,995	(1,232,730)	2,460,462	36,125	—
Penn Series Small Cap Index Fund*	2,251,494	8,152,564	669,817	270,138	(129,258)	9,875,121	286,901	—
Penn Series Small Cap Value Fund*	2,245,777	4,361	2,768,631	1,008,455	(489,962)	—	—	—
Penn Series SMID Cap Growth Fund*	2,279,769	351,730	368,845	246,521	(59,112)	2,450,063	43,418	—
Penn Series SMID Cap Value Fund*	4,476,291	437,057	1,497,660	355,431	1,155,538	4,926,657	126,260	—
Affiliated Fixed Income Funds — 17.6%
Penn Series High Yield Bond Fund*	6,742,671	857,159	678,199	221,984	133,933	7,277,548	432,159	—
Penn Series Limited Maturity Bond Fund*	22,368,592	3,952,930	2,260,663	219,326	(133,601)	24,146,584	1,804,677	—
Penn Series Quality Bond Fund*	11,206,295	2,059,871	1,130,331	201,432	(258,977)	12,078,290	700,597	—
Affiliated International Equity Funds — 24.0%
Penn Series Developed International Index Fund*	20,422,519	2,167,632	2,594,836	929,043	1,219,090	22,143,448	1,256,722	—
Penn Series Emerging Markets Equity Fund*	13,555,460	1,495,602	2,096,077	504,276	(1,291,650)	12,167,611	864,177	—
Penn Series International Equity Fund*	22,869,659	3,402,120	4,389,767	2,070,886	844,692	24,797,590	566,284	—
	$226,001,726	$29,624,470	$45,032,041	$20,521,343	$14,233,495	$245,348,993		$—
*	Non-income producing security.
Moderate Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 45.1%
Penn Series Flexibly Managed Fund*	$ 17,101,758	$ 315,112	$ 3,225,880	$ 2,196,910	$ 747,194	$ 17,135,094	187,844	$—
Penn Series Index 500 Fund*	28,639,156	4,787,464	6,413,634	3,316,364	4,096,964	34,426,314	830,550	—
Penn Series Large Cap Growth Fund*	5,737,635	103,800	1,411,939	766,542	591,670	5,787,708	150,486	—
Penn Series Large Cap Value Fund*	14,117,300	386,185	3,620,505	875,878	2,748,861	14,507,719	342,325	—
Penn Series Large Core Value Fund*	14,238,346	451,719	3,412,792	1,240,338	1,981,242	14,498,853	502,560	—
Penn Series Large Growth Stock Fund*	2,874,374	88,816	586,014	408,391	46,127	2,831,694	34,072	—
Penn Series Mid Cap Growth Fund*	5,748,860	128,994	999,845	669,026	239,450	5,786,485	126,508	—
Penn Series Mid Core Value Fund*	19,699,649	993,374	10,226,096	4,488,674	(371,845)	14,583,756	432,752	—
Penn Series Real Estate Securities Fund*	5,680,351	103,800	1,974,162	1,294,796	816,270	5,921,055	157,349	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Moderate Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Penn Series Small Cap Growth Fund*	$ 2,895,045	$ 25,908	$ 3,085,205	$ 1,591,580	$ (1,427,328)	$ —	—	$—
Penn Series Small Cap Index Fund*	2,835,996	6,569,447	868,283	363,361	(199,967)	8,700,554	252,776	—
Penn Series Small Cap Value Fund*	2,828,706	25,908	3,508,937	1,352,124	(697,801)	—	—	—
Penn Series SMID Cap Growth Fund*	2,871,760	349,922	574,593	354,755	(123,685)	2,878,159	51,004	—
Penn Series SMID Cap Value Fund*	2,819,070	193,552	1,056,203	248,358	688,890	2,893,667	74,159	—
Affiliated Fixed Income Funds — 37.4%
Penn Series High Yield Bond Fund*	11,324,074	862,190	1,364,125	561,167	14,785	11,398,091	676,846	—
Penn Series Limited Maturity Bond Fund*	39,445,589	4,887,297	4,774,438	490,283	(339,860)	39,708,871	2,967,778	—
Penn Series Quality Bond Fund*	56,461,745	7,436,375	6,820,625	1,580,995	(1,908,261)	56,750,229	3,291,777	—
Affiliated International Equity Funds — 17.1%
Penn Series Developed International Index Fund*	14,291,402	1,013,226	2,325,737	1,098,990	373,064	14,450,945	820,144	—
Penn Series Emerging Markets Equity Fund*	14,228,589	2,647,074	1,801,808	557,857	(1,338,966)	14,292,746	1,015,110	—
Penn Series International Equity Fund*	20,165,213	2,192,459	4,424,953	2,430,263	27,955	20,390,937	465,653	—
	$284,004,618	$33,562,622	$ 62,475,774	$25,886,652	$ 5,964,759	$286,942,877		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 33.1%
Penn Series Flexibly Managed Fund*	$ 7,530,019	$ 1,032,396	$ 1,958,686	$ 1,337,045	$ (33,801)	$ 7,906,973	86,680	$—
Penn Series Index 500 Fund*	5,674,530	774,297	1,956,176	625,657	838,879	5,957,187	143,720	—
Penn Series Large Cap Growth Fund*	1,894,754	258,099	601,974	322,977	129,142	2,002,998	52,080	—
Penn Series Large Cap Value Fund*	4,661,923	686,086	1,535,786	417,928	790,655	5,020,806	118,471	—
Penn Series Large Core Value Fund*	4,701,901	707,593	1,470,751	510,385	568,604	5,017,732	173,925	—
Penn Series Mid Core Value Fund*	2,788,016	475,560	849,451	290,173	323,952	3,028,250	89,859	—
Penn Series Real Estate Securities Fund*	1,875,876	258,099	788,346	411,763	291,695	2,049,087	54,454	—
Penn Series Small Cap Index Fund*	—	1,157,535	110,623	(4,770)	(38,479)	1,003,663	29,159	—
Penn Series Small Cap Value Fund*	934,128	32,716	1,184,924	409,416	(191,336)	—	—	—
Penn Series SMID Cap Value Fund*	930,946	173,993	416,779	93,762	219,507	1,001,429	25,665	—
Affiliated Fixed Income Funds — 56.1%
Penn Series High Yield Bond Fund*	4,674,469	803,170	785,342	315,195	(76,566)	4,930,926	292,810	—
Penn Series Limited Maturity Bond Fund*	21,400,280	4,710,533	3,612,574	401,941	(322,614)	22,577,566	1,687,411	—
Penn Series Quality Bond Fund*	27,036,123	6,171,693	4,554,983	1,050,439	(1,224,248)	28,479,024	1,651,916	—
Affiliated International Equity Funds — 10.0%
Penn Series Developed International Index Fund*	2,831,601	534,722	658,384	231,079	61,675	3,000,693	170,300	—
Penn Series Emerging Markets Equity Fund*	1,879,472	560,607	357,941	115,678	(219,251)	1,978,565	140,523	—
Penn Series International Equity Fund*	4,756,528	995,969	1,292,236	558,537	21,782	5,040,580	115,108	—
	$93,570,566	$19,333,068	$22,134,956	$ 7,087,205	$ 1,139,596	$98,995,479		$—
*	Non-income producing security.
Conservative Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.9%
Penn Series Flexibly Managed Fund*	$ 4,871,864	$ 894,067	$ 1,914,735	$ 818,480	$ 1,002	$ 4,670,678	51,202	$—
Penn Series Index 500 Fund*	2,447,580	447,034	1,160,935	421,319	191,384	2,346,382	56,608	—
Penn Series Large Cap Value Fund*	1,206,496	231,281	559,029	151,557	156,388	1,186,693	28,001	—
Penn Series Large Core Value Fund*	1,825,278	353,943	813,603	232,644	180,617	1,778,879	61,660	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Conservative Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/21	Number of Shares	Dividend Income
Penn Series Mid Core Value Fund*	$ 1,202,552	$ 257,089	$ 529,726	$ 143,630	$ 119,479	$ 1,193,024	35,401	$—
Penn Series Real Estate Securities Fund*	606,835	111,758	333,345	119,042	101,208	605,498	16,091	—
Affiliated Fixed Income Funds — 75.5%
Penn Series High Yield Bond Fund*	3,024,248	567,732	828,366	238,709	(89,749)	2,912,574	172,956	—
Penn Series Limited Maturity Bond Fund*	19,864,980	4,551,720	5,357,413	542,194	(469,726)	19,131,755	1,429,877	—
Penn Series Quality Bond Fund*	23,523,026	5,610,169	6,331,486	1,158,787	(1,341,262)	22,619,234	1,312,020	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	1,221,337	277,607	441,225	94,128	30,107	1,181,954	67,081	—
Penn Series International Equity Fund*	615,465	145,170	236,446	69,418	2,071	595,678	13,603	—
	$60,409,661	$13,447,570	$18,506,309	$3,989,908	$ (1,118,481)	$58,222,349		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the year ended December 31, 2021, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 23,543,342	$ 10,052,796	$ 189,737,996	$ 163,334,400
Quality Bond Fund	51,965,488	69,949,628	245,190,557	205,238,138
High Yield Bond Fund	—	—	145,860,439	145,656,125
Flexibly Managed Fund	—	—	2,407,020,316	2,609,669,554
Balanced Fund	—	—	9,939,347	14,015,499
Large Growth Stock Fund	—	—	101,086,253	150,478,436
Large Cap Growth Fund	—	—	11,561,748	17,819,894
Large Core Growth Fund	—	—	146,542,229	153,713,721
Large Cap Value Fund	—	—	91,826,071	113,023,396
Large Core Value Fund	—	—	106,754,293	134,994,666
Index 500 Fund	—	—	20,855,031	64,764,972
Mid Cap Growth Fund	—	—	50,850,129	71,012,985
Mid Cap Value Fund	—	—	57,732,923	65,863,893
Mid Core Value Fund	—	—	50,211,992	69,605,720
SMID Cap Growth Fund	—	—	65,032,216	67,716,474
SMID Cap Value Fund	—	—	34,725,428	40,463,907
Small Cap Growth Fund	—	—	25,788,516	46,791,428
Small Cap Value Fund	—	—	128,529,791	160,012,746
Small Cap Index Fund	—	—	38,433,536	28,617,068
Developed International Index Fund	—	—	3,485,330	9,532,280
International Equity Fund	—	—	252,476,775	283,909,443
Emerging Markets Equity Fund	—	—	92,103,235	103,129,736
Real Estate Securities Fund	—	—	43,530,083	63,887,936
Aggressive Allocation Fund	—	—	12,134,014	22,530,170
Moderately Aggressive Allocation Fund	—	—	29,624,473	45,032,041
Moderate Allocation Fund	—	—	33,562,625	62,475,774
Moderately Conservative Allocation Fund	—	—	19,333,070	22,134,956
Conservative Allocation Fund	—	—	13,447,570	18,506,310

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2021, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.
Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2021, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$ (3,660,374)	$ 3,660,374
Quality Bond Fund	(10,989,802)	10,989,802
High Yield Bond Fund	(6,975,215)	6,975,215
Flexibly Managed Fund	(649,518,380)	649,518,380
Balanced Fund	(9,137,298)	9,137,298
Large Growth Stock Fund	(57,314,055)	57,314,055
Large Cap Growth Fund	(8,412,195)	8,412,195
Large Core Growth Fund	(40,421,913)	40,421,913
Large Cap Value Fund	(28,100,414)	28,100,414
Large Core Value Fund	(32,219,479)	32,219,479
Index 500 Fund	(51,688,064)	51,688,064
Mid Cap Growth Fund	(33,041,972)	33,041,972
Mid Cap Value Fund	(542,837)	542,837
Mid Core Value Fund	(18,445,883)	18,445,883
SMID Cap Growth Fund	(17,020,708)	17,020,708
SMID Cap Value Fund	(2,864,642)	2,864,642

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Small Cap Growth Fund	$ (20,549,656)	$ 20,549,656
Small Cap Value Fund	(44,935,608)	44,935,608
Small Cap Index Fund	(12,768,316)	12,768,316
Developed International Index Fund	(5,103,888)	5,103,888
International Equity Fund	(63,412,357)	63,412,357
Emerging Markets Equity Fund	(18,911,074)	18,911,074
Real Estate Securities Fund	(14,029,621)	14,029,621
Aggressive Allocation Fund	(8,200,854)	8,200,854
Moderately Aggressive Allocation Fund	(19,725,435)	19,725,435
Moderate Allocation Fund	(24,964,151)	24,964,151
Moderately Conservative Allocation Fund	(6,770,428)	6,770,428
Conservative Allocation Fund	(3,784,297)	3,784,297
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2021 and 2020 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2021	2020	2021	2020	2021	2020
Money Market Fund	$ 21,353	$ 280,484	$ —	$ —	$ 21,353	$ 280,484
Limited Maturity Bond Fund	3,660,375	7,034,384	—	1,567,406	3,660,375	8,601,790
Quality Bond Fund	10,408,652	18,022,139	581,151	6,844,266	10,989,803	24,866,405
High Yield Bond Fund	6,975,214	7,123,023	—	—	6,975,214	7,123,023
Flexibly Managed Fund	195,736,954	170,953,177	453,781,423	441,249,176	649,518,377	612,202,353
Balanced Fund	1,241,162	1,750,694	12,884,778	17,384,260	14,125,940	19,134,954
Large Growth Stock Fund	5,933,272	4,837,204	51,380,783	28,538,979	57,314,055	33,376,183
Large Cap Growth Fund	872,268	127,140	7,539,927	8,408,992	8,412,195	8,536,132
Large Core Growth Fund	4,420,923	19,399,794	36,000,990	25,553,387	40,421,913	44,953,181
Large Cap Value Fund	7,212,972	1,996,799	20,887,442	—	28,100,414	1,996,799
Large Core Value Fund	11,009,430	2,825,057	21,210,050	1,542,840	32,219,480	4,367,897
Index 500 Fund	7,510,040	7,995,616	44,177,839	66,750,489	51,687,879	74,746,105
Mid Cap Growth Fund	—	—	33,041,972	23,161,228	33,041,972	23,161,228
Mid Cap Value Fund	542,837	1,005,956	—	—	542,837	1,005,956

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2021	2020	2021	2020	2021	2020
Mid Core Value Fund	$ 6,948,194	$ 986,874	$ 11,497,689	$ 562,228	$ 18,445,883	$ 1,549,102
SMID Cap Growth Fund	2,306,213	8,305,898	14,714,496	9,833,197	17,020,709	18,139,095
SMID Cap Value Fund	2,864,643	455,151	—	—	2,864,643	455,151
Small Cap Growth Fund	3,001,820	—	17,548,296	7,325,859	20,550,116	7,325,859
Small Cap Value Fund	20,918,874	938,778	24,016,729	—	44,935,603	938,778
Small Cap Index Fund	1,856,813	1,170,684	10,911,503	7,302,631	12,768,316	8,473,315
Developed International Index Fund	2,667,317	1,986,014	2,436,570	1,907,408	5,103,887	3,893,422
International Equity Fund	5,989,745	2,186,488	57,422,610	23,387,435	63,412,355	25,573,923
Emerging Markets Equity Fund	5,615,466	1,149,422	13,295,608	—	18,911,074	1,149,422
Real Estate Securities Fund	1,161,507	1,834,015	12,868,114	—	14,029,621	1,834,015
Aggressive Allocation Fund	1,681,712	839,709	14,115,541	7,600,653	15,797,253	8,440,362
Moderately Aggressive Allocation Fund	6,036,323	3,243,583	39,308,858	25,962,614	45,345,181	29,206,197
Moderate Allocation Fund	6,688,233	5,393,187	43,116,939	35,292,752	49,805,172	40,685,939
Moderately Conservative Allocation Fund	2,238,079	2,151,240	11,019,657	8,796,197	13,257,736	10,947,437
Conservative Allocation Fund	1,173,776	1,699,850	5,120,919	4,372,679	6,294,695	6,072,529
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2021, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	$ —	$ (137,497)

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

	Short-Term Capital Loss	Long-Term Capital Loss
High Yield Bond Fund	$—	$ (46,730)
Mid Cap Value Fund	—	(6,458,222)
During the year ended December 31, 2021, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$ 80
High Yield Bond Fund	6,521,494
Large Cap Value Fund	4,960,377
Mid Cap Value Fund	13,954,491
SMID Cap Value Fund	8,005,009
Small Cap Value Fund	2,134,627
Real Estate Securities Fund	3,595,565
Tax cost of securities:
At December 31, 2021, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2021 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 161,778,989	$ 1	$ —	$ 1
Limited Maturity Bond Fund	260,922,373	1,394,505	(4,426,136)	(3,031,631)
Quality Bond Fund	461,108,223	9,792,601	(3,280,094)	6,512,507
High Yield Bond Fund	161,449,459	4,288,778	(208,239)	4,080,539
Flexibly Managed Fund	4,499,404,725	1,118,023,165	(86,360,656)	1,031,662,509
Balanced Fund	56,085,630	37,006,173	(131,048)	36,875,125
Large Growth Stock Fund	235,162,164	205,359,477	(11,902,638)	193,456,839
Large Cap Growth Fund	45,347,431	34,850,274	(611,311)	34,238,963
Large Core Growth Fund	176,612,858	39,487,865	(13,205,461)	26,282,404
Large Cap Value Fund	161,188,600	44,979,605	(2,597,578)	42,382,027
Large Core Value Fund	157,505,109	36,997,624	(4,356,757)	32,640,867
Index 500 Fund	302,191,538	415,856,415	(14,315,743)	401,540,672
Mid Cap Growth Fund	117,281,383	95,714,101	(2,761,361)	92,952,740
Mid Cap Value Fund	82,433,092	24,059,022	(1,605,137)	22,453,885
Mid Core Value Fund	81,807,040	15,481,191	(2,613,146)	12,868,045
SMID Cap Growth Fund	84,012,420	22,655,956	(4,238,314)	18,417,642
SMID Cap Value Fund	57,070,915	17,012,796	(1,807,216)	15,205,580
Small Cap Growth Fund	82,807,180	61,157,130	(3,996,882)	57,160,248
Small Cap Value Fund	169,226,957	39,565,086	(8,828,238)	30,736,848
Small Cap Index Fund	80,928,394	28,343,122	(11,125,241)	17,217,881
Developed International Index Fund	77,628,843	49,763,533	(14,486,082)	35,277,451
International Equity Fund	296,332,020	66,511,211	(11,731,540)	54,779,671
Emerging Markets Equity Fund	117,789,305	20,624,761	(9,823,669)	10,801,092
Real Estate Securities Fund	101,696,268	42,245,005	(777,914)	41,467,091
Aggressive Allocation Fund	51,250,553	19,322,607	(85,799)	19,236,808
Moderately Aggressive Allocation Fund	173,401,900	73,250,342	(120,861)	73,129,481
Moderate Allocation Fund	210,670,450	76,936,778	(88,856)	76,847,922

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Moderately Conservative Allocation Fund	$ 81,210,930	$ 18,637,030	$ (81,414)	$ 18,555,616
Conservative Allocation Fund	52,465,441	6,693,020	(19,513)	6,673,507
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2021. Open futures contracts held by the

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at December 31, 2021 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of December 31, 2021 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2021:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2021:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 41,992	$ —	$ —	$ (24,973)
Quality Bond Fund	—	—	558,140	—	—	(314,045)
Flexibly Managed Fund	—	—	—	(98,318,051)	—	—
Index 500 Fund	86,864	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(315,649)	—	—
Mid Core Value Fund	—	10,149	—	—	(78,823)	—
Small Cap Index Fund	23,452	—	—	—	—	—
Developed International Index Fund	52,114	—	—	—	—	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2021:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Bank of America	ISDA	$ —	$ (1,893,986)	$ (1,893,986)	$—	$ (1,893,986)
Citigroup	ISDA	—	(19,154,186)	(19,154,186)	—	(19,154,186)
Credit Suisse	ISDA	—	(11,047,120)	(11,047,120)	—	(11,047,120)
Goldman Sachs	ISDA	—	(28,595,621)	(28,595,621)	—	(28,595,621)
JP Morgan	ISDA	—	(15,681,173)	(15,681,173)	—	(15,681,173)
RBC Capital	ISDA	—	(2,208,158)	(2,208,158)	—	(2,208,158)
Susquehanna Financial Group, Lllp	ISDA	—	(19,737,807)	(19,737,807)	—	(19,737,807)
Total		$ —	$ (98,318,051)	$ (98,318,051)	$—	$ (98,318,051)
Mid Cap Growth Fund
Morgan Stanley	ISDA	1,050	(315,649)	(314,599)	—	(314,599)
Total		$ 1,050	$ (315,649)	$ (314,599)	$—	$ (314,599)
Mid Core Value Fund
Bank of America	Fx Letter	10,149	(337)	9,812	—	9,812
Credit Suisse	Fx Letter	—	(17,879)	(17,879)	—	(17,879)
JP Morgan	Fx Letter	—	(45,542)	(45,542)	—	(45,542)
UBS Securities	Fx Letter	—	(15,065)	(15,065)	—	(15,065)
Total		$10,149	$ (78,823)	$ (68,674)	$—	$ (68,674)
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2021:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (628,258)
Quality Bond Fund	—	—	(3,608,055)
High Yield Bond Fund	—	—	464,892
Flexibly Managed Fund	7,234,302	—	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Large Growth Stock Fund	$ —	$ 128	$ —
Index 500 Fund	1,641,098	—	—
Mid Cap Growth Fund	(1,175,857)	—	—
Mid Core Value Fund	—	358,813	—
Small Cap Growth Fund	—	(26)	—
Small Cap Index Fund	197,906	—	—
Developed International Index Fund	309,134	—	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (50,051)
Quality Bond Fund	—	—	164,822
High Yield Bond Fund	—	—	13,246
Flexibly Managed Fund	(25,206,896)	—	—
Large Growth Stock Fund	—	(187)	—
Index 500 Fund	(78,623)	—	—
Mid Cap Growth Fund	73,924	—	—
Mid Core Value Fund	—	(19,996)	—
Small Cap Index Fund	(20,765)	—	—
Developed International Index Fund	4,124	—	—
The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2021. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 86,902,389	$ 13,442,935	$ —	$ —
Quality Bond Fund	—	193,346,404	17,720,788	—	—
Flexibly Managed Fund	—	—	—	—	41,636,205
Large Growth Stock Fund	(42,916)	—	—	—	—
Index 500 Fund	—	6,422,866	—	—	—
Mid Cap Growth Fund	—	—	—	78,045	219,316
Mid Core Value Fund	(6,712,601)	—	—	—	—
Small Cap Growth Fund	(544)	—	—	—	—
Small Cap Index Fund	—	1,419,553	—	—	—
Developed International Index Fund	—	2,606,211	—	—	—
8 — Credit and Market Risk
Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Funds and negatively impact Fund performance.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2021

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The High Yield Bond, Flexibly Managed, Large Core Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
11 —  Subsequent Events
Except as disclosed below, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.
Effective upon the open of markets on January 1, 2022, Ms. Eileen McDonnell retired as an “interested” (as that term is defined by the Investment Company Act of 1940) Director of the Penn Series Funds, Inc.’s (the “Company”) Board of Directors (the “Board”). Effective January 1, 2022, Mr. David O’Malley was appointed to the Board as an “interested” Director. In addition, effective January 1, 2022, Mr. Keith Huckerby has assumed the role of President of the Company.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Directors
Penn Series Funds, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, underlying companies, agent banks and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.
Philadelphia, Pennsylvania
February 21, 2022

Penn Series Funds, Inc.
December 31, 2021

Tax Information (unaudited)
Each Fund reports the following amounts distributed during the year ended December 31, 2021 as capital gain dividends:
Fund	Long-Term Capital Gains
Quality Bond Fund	$ 581,151
Flexibly Managed Fund	453,781,423
Balanced Fund	12,884,778
Large Growth Stock Fund	51,380,783
Large Cap Growth Fund	7,539,927
Large Core Growth Fund	36,000,990
Large Cap Value Fund	20,887,442
Large Core Value Fund	21,210,050
Index 500 Fund	44,177,839
Mid Cap Growth Fund	33,041,972
Mid Core Value Fund	11,497,689
SMID Cap Growth Fund	14,714,496
Small Cap Growth Fund	17,548,296
Small Cap Value Fund	24,016,729
Small Cap Index Fund	10,911,503
Developed International Index Fund	2,436,570
International Equity Fund	57,422,610
Emerging Markets Equity Fund	13,295,608
Real Estate Securities Fund	12,868,114
Aggressive Allocation Fund	14,115,541
Moderately Aggressive Allocation Fund	39,308,858
Moderate Allocation Fund	43,116,939
Moderately Conservative Allocation Fund	11,019,657
Conservative Allocation Fund	5,120,919
Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2021 as being eligible for the dividends received deduction available to corporate shareholders:
Fund
Quality Bond Fund	2.32%
High Yield Bond Fund	0.47%
Flexibly Managed Fund	23.51%
Balanced Fund	49.88%
Large Growth Stock Fund	20.49%
Large Cap Growth Fund	59.02%
Large Core Growth Fund	2.56%
Large Cap Value Fund	42.47%
Large Core Value Fund	51.81%
Index 500 Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	21.54%
SMID Cap Growth Fund	11.12%
SMID Cap Value Fund	35.03%
Small Cap Growth Fund	15.08%
Small Cap Value Fund	8.23%
Small Cap Index Fund	37.42%
International Equity Fund	4.48%
Emerging Markets Equity Fund	0.45%
Real Estate Securities Fund	2.59%

Penn Series Funds, Inc.
December 31, 2021

Tax Information (unaudited) continued
Fund
Aggressive Allocation Fund	30.79%
Moderately Aggressive Allocation Fund	26.77%
Moderate Allocation Fund	21.34%
Moderately Conservative Allocation Fund	20.23%
Conservative Allocation Fund	14.28%
Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended December 31, 2021 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.
Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.
Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.
Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present)	29	Director, CSS Industries (2005-2020).
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairman of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), Chairman of the Board (2013 – Present), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairman of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.
* The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairman and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (2016 – Present), Penn Mutual.
Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – 2017), PMAM.
Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present);

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Victoria Robinson (1965)*	Chief Compliance Officer One year; served since October 2021; served 2014-2019. Secretary One year; served since 2019. AML Officer One year; served since 2019.	Chief Ethics and Compliance Officer, Penn Mutual and insurance affiliates (May 2019 – Present); Chief Compliance Officer, PMAM (October 2021 –
Present; served 2008 – 2019); Chief Compliance Officer, HTK (August 2019 – Present).
* The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

About The Penn Mutual Life Insurance Company
Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.
Visit Penn Mutual at www.pennmutual.com.

THE PENN MUTUAL
LIFE INSURANCE COMPANY
© 2022 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com
PM8907	01/22

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $550,000 for 2021 and $550,000 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2021 and $0 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President (principal executive officer)

Date March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President (principal executive officer)

Date March 7, 2022

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer (principal financial officer)

Date March 7, 2022

*	Print the name and title of each signing officer under his or her signature.